Prospectus Supplement (Sales Report) No. 10 dated October 5, 2010 to Prospectus dated July 30, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 431072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
431072	$24,000	$17,300	13.23%	1.00%	September 30, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 431072. Member loan 431072 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,475 / month
Current employer:	AES	Debt-to-income ratio:	13.33%
Length of employment:	10+ years	Location:	Spring Valley, CA

Home town:
Current & past employers:	AES
Education:

This borrower member posted the following loan description, which has not been verified:

Seeking $20K for A better FICO score & a lower rate than my credit cards.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,607.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer AES? (2) Transunion Credit Report shows $30,607 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Certified Building Engineer. AES is Able Enginnering Service

Member Payment Dependent Notes Series 450302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
450302	$5,600	$5,600	11.86%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 450302. Member loan 450302 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,354 / month
Current employer:	jfk investment company	Debt-to-income ratio:	24.92%
Length of employment:	5 years	Location:	melvindale, MI

Home town:
Current & past employers:	jfk investment company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > With this loan I will pay off a high interest installment loan (no pre payment penalty) and the remainder will go towards my high interest credit cards. I have made a lot of progress in the last year paying these cards down. Several have been paid in full and the accounts closed. As you can see by my credit history, I do not pay anything late. I make a commitment and I stick to it. Please ask any and all questions. I will answer all honestly and fully. Thank you.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,118.00	Public Records On File:	1
Revolving Line Utilization:	60.60%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 503194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
503194	$13,800	$13,800	11.49%	1.00%	September 29, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 503194. Member loan 503194 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	First Quality Tissue	Debt-to-income ratio:	13.25%
Length of employment:	6 years	Location:	Jersey Shore, PA

Home town:
Current & past employers:	First Quality Tissue
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	36
Revolving Credit Balance:	$17,128.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 535845

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
535845	$25,000	$25,000	13.23%	1.00%	September 30, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 535845. Member loan 535845 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,770 / month
Current employer:	Massachusetts Institute of Technology	Debt-to-income ratio:	2.16%
Length of employment:	10+ years	Location:	CAMBRIDGE, MA

Home town:
Current & past employers:	Massachusetts Institute of Technology
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,348.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer MIT? (2) Transunion Credit Report shows $5,348 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is 20,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Sir: 1) Assistant Group Leader (Manager) Technical Staff 2) Currently paying $2000 per month on current debt 3) Additional funds are for new business venture 4) Approximately three years
What do you do at Massachusetts Institute of Technology?	Position at MIT: Assistant Group Leader (Manager) Technical Staff
What is the purpose of the loan?	Construction for new business venture.
What is your job at MIT? What is the purpose of the loan?	Assistant Group Leader (Manager) Technical Staff
what sort of business venture are you funding? which department do you work for at the Massachusetts Institute of Technology?	The business venture is a nightclub. I work at MIT's Lincoln Laboratory.
How much total $ does your nightclub need to get off the ground? Verify your income with lendingclub; if you do your loan stands a much better chance of fully funding.	Total is $200K. Currently seeking final $25K for buildout.
Loan listed 9 days; 32 pct funded. Application does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue if 100 pct funded, or if minimum 60 pct funded eligible for partial issue when 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat/Sun, CA/US Holidays for telephone calls. Answering machine 24/7. Emails 24/7; answered within 24-hours. Fax machine (650) 482-5228 available 24/7. Time short loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	All paperwork submitted. Will follow up.

Member Payment Dependent Notes Series 563362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
563362	$4,525	$4,525	7.51%	1.00%	September 30, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 563362. Member loan 563362 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,080 / month
Current employer:	AL Medicaid Agency	Debt-to-income ratio:	0.34%
Length of employment:	n/a	Location:	Eight Mile, AL

Home town:
Current & past employers:	AL Medicaid Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > I just received your email for verification purposes

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'm sympathetic to students, being a teacher myself. I may help fund your loan. But first some questions: Is that the Alabama Medicaid Agency? What sort of work do you do there? How long have you worked for your current employer? What school wil you be attending, what will you study, and when will you complete your education?	Type your answer here.I worked for the Alabama Medicaid Agency for 4 years. I worked for the state of Alabama for a total of 27 years. I will attend the University of South Al. and plan to finish in two years. I am currently retired from the state.

Member Payment Dependent Notes Series 570296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570296	$7,000	$7,000	11.86%	1.00%	September 29, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570296. Member loan 570296 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	Hillsides Home for Children	Debt-to-income ratio:	12.03%
Length of employment:	< 1 year	Location:	Pasadena, CA

Home town:
Current & past employers:	Hillsides Home for Children
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > I plan to pay off all credit cards and close the majority of my accounts. Total debt is 6,700. While utilizing consumer credit was helpful in my college years, I feel it is time to pay off my debts and save, save, save. At my current employer, Hillsides Home for Children, I work with youth in the transitional housing program. This is considered a very stable job because everyone in my department has been involved with the organization for at least 7 years. I took over a position that was previously held by someone for 3 years. Since this loan will cover all of my debt, I only pay $600 in rent per month and have an $80 monthly cell phone bill that is partially reimbursed by my employer. My car is paid off and insurance is $50 per month. Utilities are split with my partner and add up to $80 per month. My total bills per month including the loan will be ~1,500. I feel I can assuredly pay this loan.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,163.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you earn your degree? If so, what is your degree in? How is Hillsides Home for children funded? (private, state or federal) Where did you work before this position? Do you have a savings account or emergency fund? Thank you!	Thank you for your questions! My degree in Sociology/Latin American & Latino Studies Combined was conferred on June 10th 2010 from the University of California. Hillsides is funded by private donors, state medi-cal reimbursements, and federal dollars. My department is unique because in 2005, we received grants to purchase a 50 unit apartment complex in which 10 units are used for our youth, and the rest of the 40 units are rented out to the public. Therefore, the income from the 40 units allows the program to run self-sustained. We see a total of 20 youth at a time and my specialty is in teaching/employment. I work with the youth who have spent their lives in foster care and help motivate and direct their job searches and college class selections and help them find meaningful, lifelong careers. My savings have dwindled, but I do have about 2,000 saved in the event of an emergency. Again, thank you for your questions and your consideration.

Member Payment Dependent Notes Series 570915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570915	$5,000	$5,000	13.23%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570915. Member loan 570915 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Suntronics Inc	Debt-to-income ratio:	23.24%
Length of employment:	1 year	Location:	HOUSTON, TX

Home town:
Current & past employers:	Suntronics Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	28
Revolving Credit Balance:	$13,683.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 572463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572463	$14,000	$14,000	11.12%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572463. Member loan 572463 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,120 / month
Current employer:	E&M	Debt-to-income ratio:	12.02%
Length of employment:	1 year	Location:	Santa Rosa, CA

Home town:
Current & past employers:	E&M
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > This is a debt consolidation loan. I am trying to lower my monthly payments and get out of debt. I have a very stable job with a company that has been able to grow throughout the resession.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,066.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is E&M and what do you do there? Where did you work prior to that?	E&M is a reseller of industrial parts and I am a purchasing agent for the company. Prior to working for E&M I worked for Modis, which is an IT staffing company. I was an administrative assistant there.

Member Payment Dependent Notes Series 573283

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573283	$8,000	$8,000	18.67%	1.00%	October 5, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573283. Member loan 573283 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Prime Time Sports Camps	Debt-to-income ratio:	5.56%
Length of employment:	6 years	Location:	Irvine, CA

Home town:
Current & past employers:	Prime Time Sports Camps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,770.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan?	Going back to school. Will be used for EMT class, Fire classes, as well as fire academy
What will this loan be used for?	The money will be used to pay off debt and help opening an training facility for junior high and high school students in my home town, with former teammates from college and high school
what do you want the money for? what are your current fixed monthly expenses?	The money will be used to pay off debt and help opening an training facility for junior high and high school students in my home town, with former teammates from college and high school
please furnish more info on why you want the money, the plan of action you have in case you can't meet your commitment, is there any more income coming into your house that will support you, etc. Also, get your profile approved. You have suggesting on what kind of information you need to provide to get your money quicker and less stressful for all; just browse through the loans and get an idea. You will be glad you did.	The money will be used to pay off debt and help opening an training facility for junior high and high school students in my home town, with former teammates from college and high school

Member Payment Dependent Notes Series 573591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573591	$24,250	$24,250	17.56%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573591. Member loan 573591 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	DHL Exel Logisitics	Debt-to-income ratio:	13.04%
Length of employment:	4 years	Location:	WESTERVILLE, OH

Home town:
Current & past employers:	DHL Exel Logisitics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	46
Revolving Credit Balance:	$17,535.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1) monthly expenses by type & amount are mortgage - 1876 car - no payment utilities/internet/phone - 400 insurance - 35 food - 400 to 500 gym - membership provided thru company benefits childcare costs - 478 2) I recently moved from England to Ohio and had to put my moving expenses on a credit card which will be the bulk of the loan. $14400 @ 27.7% Mastercard $6346 @ 21.1% Discover Card the remaining money will go to retail cards like Sears, Bananna Republic, Pottery Barn 3) I am not the sole wage earner
If you have worked for DHL Exel Logisitics 4 years and the company transferred you back to the U.S>, why are you paying for the move?	I went to England over 5 years ago with my wife. We had a baby 2 years ago and wanted to be closer to family since we are originally from the US. When an opening came up within DHL Americas, I applied for the position and was offered the new role. Duetsche Post the parent company put a freeze on relocation packages, so I had to weigh the options on accepting the new role. I hope this answers your question
Position with DHL? a-n-d In years how long do you intend to service this loan? (keep it active)	My position with in DHL is an Application Developer/Technical Architect. I intend to pay off the loan within 3 to 4 years.

Member Payment Dependent Notes Series 575815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575815	$16,750	$16,750	10.75%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575815. Member loan 575815 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,708 / month
Current employer:	Methodist Richardson Medical Center	Debt-to-income ratio:	24.70%
Length of employment:	1 year	Location:	Rowlett, TX

Home town:
Current & past employers:	Methodist Richardson Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I am planning to use this loan mainly for wedding expenses. Half of the funding will go to consolidate my credit card which has a much higher interest rate. My credit history is great. I have never missed on payments on any of my credit cards and auto loans. I also have a very stable job as registered nurse. Thank you for considering my loan!

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,508.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Methodist Richardson Medical Center and where did you work prior to that?	I'm a registered nurse in methodist richardson. Before that I worked as a systems operator in PNC Bank but that was before I became a nurse

Member Payment Dependent Notes Series 577078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577078	$6,000	$6,000	10.38%	1.00%	October 4, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577078. Member loan 577078 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	SANOFI PASTEUR, INC.	Debt-to-income ratio:	15.67%
Length of employment:	2 years	Location:	Olyphant, PA

Home town:
Current & past employers:	SANOFI PASTEUR, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,272.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What type of car are you thinking of buying? Will it last 5 years? Art	I'm not sure yet but I know how much I want to spend. i may use part of money towards a roof for my house too.
What do you do at SANOFI PASTEUR, INC. and where did you work prior to that?	I am a technician in manufacturing vaccines. Prior to that I was a manager at a small printing company. I worked at a CD/DVD manufacturer for 17 years before that.
I'd love to fund your loan. Would you mind verifying your income with LendingClub to give increased confidence to investors?	I will verify my income if/ when asked to do so by Lending Club directly only.

Member Payment Dependent Notes Series 578597

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578597	$15,000	$15,000	15.95%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578597. Member loan 578597 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Faith Technologies Inc	Debt-to-income ratio:	13.23%
Length of employment:	10+ years	Location:	Onalaska, WI

Home town:
Current & past employers:	Faith Technologies Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > Employed with the same company over 10 years. I invest in real estate, fix and resale is purpose of loan.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,649.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 578649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578649	$10,000	$10,000	7.51%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578649. Member loan 578649 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,958 / month
Current employer:	Capital One Financial Corporation	Debt-to-income ratio:	6.76%
Length of employment:	7 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	Capital One Financial Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > I will be consolidating two revolving credit accounts in order to reduce overall APR and pay-down. APRs on both debts were increased due to the new credit regulations. 85% went from 5.9% to 15.9%, and 15% of the debt moved from 14.9% to 21.9%. I have a spotless credit history and a consistent 770+ credit score. Includes a >$15k auto loan which was paid as agreed as of 2008, and a student loan which will be paid as agreed as of September 2011. I have never been flagged as delinquent on any account on my credit report, and have a thoroughly established credit history. I have worked with my current employer for over 7 years with consistently high performance ratings. Company is well established and my role as a Data Analyst has always been in constant hiring demand at the company and is not expected to change.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,303.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You work for Capital One. Why not borrow from them? They must have an employee discount program?	All Capital One employees have the access to the same products as everyone else with no discounts. We used to have an employee personal card we could apply for with a 9.9 fixed rate, however that was discontinued a few years ago. Also C1 personal loans are pre-screen offers only. We receive no special treatment in regards to lending. Most likely to avoid any conflict of interest in the Fairness in Lending Act.

Member Payment Dependent Notes Series 579111

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579111	$9,500	$9,500	10.38%	1.00%	September 29, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579111. Member loan 579111 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.64%
Length of employment:	10+ years	Location:	albuquerque, NM

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,358.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please give us some sort of description as to what your buisness is.	fast food restaurant
What do you want to use this money for?	equipment

Member Payment Dependent Notes Series 579167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579167	$1,600	$1,600	15.21%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579167. Member loan 579167 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	n/a	Debt-to-income ratio:	15.77%
Length of employment:	n/a	Location:	fort irwin, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Need money as soon as possible to pay of some debt.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,668.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	U.S. army

Member Payment Dependent Notes Series 579272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579272	$15,000	$15,000	21.27%	1.00%	September 29, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579272. Member loan 579272 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	LFI	Debt-to-income ratio:	11.17%
Length of employment:	4 years	Location:	Bloomfield, NJ

Home town:
Current & past employers:	LFI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Thank you!

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	56
Revolving Credit Balance:	$12,708.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 579387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579387	$25,000	$25,000	13.61%	1.00%	September 29, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579387. Member loan 579387 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	Las Vegas Valley Water District	Debt-to-income ratio:	12.90%
Length of employment:	4 years	Location:	Henderson, NV

Home town:
Current & past employers:	Las Vegas Valley Water District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I am submitting this request in hopes of paying of my credit card debt at a more reasonable interest rate and within a set timeframe. I have excellent credit (720+). I have a secure job (local government--consultant for the organization for 8 years and an official employee for 4+ years). I look forward to your review.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,540.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Las Vegas Water District? (2) Transunion Credit Report shows $27,540 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) Public Information Coordinator (2) Monthly payment on credit card debt: $1100 / month. HELOC: $72,000 (I had a split mortgage) and pay $535 / month. No car loan -- that's paid off. (3) Thank you for the insight. I plan to keep the loan active for 3 years.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	The loan will pay off credit card debt totaling $27,303: MasterCard 1: $10,953.00 at 31.99 percent Discover: $10,400.89 at 24.24 percent MasterCard 2: $3420.71 at 29.29 percent Visa: $2528.56 at 15.40 percent I will pay off the bulk of the revolving credit card debt. I will pay off the remaining $2000 on my own. And, hopefully, will be able to get a lower interest rate on the remaining balance once the other debts are paid in full.
What is the current market value of your house? What is the total mortgage including 2nd and HELOC owed on your house? What steps are you taking to reduce your spending habits that have let this debt accumulate? Thank You	I purchased my home, unfortunately, at the height of the housing boom. Since then, home values in Las Vegas have plummeted. I have not missed any mortgage payments, nor do I plan to. Much of my debt was for home repairs--yard, plumbing, flooring, etc. Like many Southern Nevadans, I too assumed (hoped!) home values would continue to rise making it possible to "cash out" and pay off these improvements/debts. The economic situation has changed, obviously. Lesson learned on my part. Budgeting has improved. Car paid off. Living within my means and paying off everything...that's the new norm around here. Since credit card interest rates are so high, I'm seeking a Lending Club loan to pay things off at a more reasonable rate and within a set timeframe (3 years).
How much do you owe on your home and what is its current worth? Additionally, how did you accrue $27k in revolving credit card debt? What steps have you taken to control your spending to keep it more inline with income?	Hello -- please see the previous Q&A -- similar question.

Member Payment Dependent Notes Series 579702

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579702	$9,000	$9,000	7.14%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579702. Member loan 579702 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Dreyer's Grand Ice Cream	Debt-to-income ratio:	13.41%
Length of employment:	1 year	Location:	Oakland, CA

Home town:
Current & past employers:	Dreyer's Grand Ice Cream
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,454.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 579815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579815	$25,000	$25,000	20.16%	1.00%	September 30, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579815. Member loan 579815 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	verizon	Debt-to-income ratio:	13.07%
Length of employment:	10+ years	Location:	riverview, FL

Home town:
Current & past employers:	verizon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your profession? What do you want to spend the money on?	Type your answer here. i am a technician with the phone company ] verizon] . i currently have 2 rental properties and want to purchase another
Can you tell us about the property you are buying and the reason? First time home owner? Cost/value of the property? Fix&Flip?	Type your answer here. the property is a house that i am going to rent out. currently have two already 1 is paid for
could you please write a loan description? What is the money being used for? Surely you are not purchasing a home for 25000?	Type your answer here. the house is 35000 in rent ready condition . i have the other 10000
With mortgage rates at historic lows, couldn't you get a better rate than 20.16% elsewhere ? Thanks for your answer.	Type your answer here. banks are not giving loans for rental properties .
My questions: (1) What is current position (Job/What you do) for employer Verizon?: (2) How much "Skin-in-the-Game" Personal $ do you now have, or will have in the future. invested in proposed home purchase? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. technician maintain the plant. i have the other 10000 for the purchase of the property. i will make 1000 dollars a month payment on the loan .
Please contact Lending Club (support@lendingclub.com) to send in you income verification. You will receive many more lenders!	Type your answer here. i have sent in income verification
Please give specifics on the home purchase	Type your answer here. i am purchasing the house to rent it out i already do this with 2 others i live in florida and houses are really cheap right now makes for good investment
What is your position with Verizon? What is the nature of the property purchase you want to use this money for?	Type your answer here. i am a technician for the outside plant the house will be used for a rental property already do this with 2 other houses
What do you do for verizon? What will the property be used for?	Type your answer here. i am a technician for the outside plant . the property will be rented out i currently have 2
Please contact Lending Club (support@lendingclub.com) and send them your income verification documents (pay-stub, etc.). After verification, I will be happy to contribute! Thanks!	Type your answer here. i have sent in info requested
HOW MUCH CAN YOU RENT IT OUT FOR?	Type your answer here. aroud 750 a month currently have one in same area renting for 700 with 300 less square feet
If the house doesn't rent, can you cover this loan for at least six months with your current income?	Type your answer here.i can cover loan with other rental property i have that is paid for. i recieve 700 a month for it and it is paid for.
If the home does rent, what will your income be from the house AFTER the payment of this loan and any expenses associated with the house. What is your annual income from the other two rental properties (AFTER paying PITI)	Type your answer here. profit from other 2 properties a year is around 13000 if no major repairs needed. profit on this property after paid will be around 550 a month.
Is this a house or a condo?	Type your answer here. this is a house
Please remember that the investors here are not banks. If things do not work out as planned, please prioritize your peer to peer loans. My two bits represent my hopes for a college fund for my two small children. Good luck with your venture.	Type your answer here. thank you
Can you talk a bit about the house: how many bedrooms, baths, square footage, garage size, age of home, and anything else you think is of interest. Is the home in Riverview, or elsewhere? Thank you.	Type your answer here. 3 bedrooms 1 bath 1100 square feet no garage built in the 1960 has new ac roof and wiring it is in tampa where i have another rental many people rent in this area
LOAN CURRENTLY 81 PCT FUNDED; 1 LISTING DAY REMAINS. LOANS FUNDED EXCESS 60 PCT WHEN 14-DAYS LISTING EXPIRES ARE ELIGIBLE FOR ISSUE. WILL YOU ACCEPT PARTIALLY FUNDED LOAN? LENDER 505570 USMC-RETIRED	Type your answer here. yes i will i have more than the additional 10000 needed to purchase the house i just like to keep money on hand you never know what the future brings

Member Payment Dependent Notes Series 579893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579893	$8,000	$8,000	13.98%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579893. Member loan 579893 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	HDC	Debt-to-income ratio:	17.69%
Length of employment:	3 years	Location:	Bethlehem, PA

Home town:
Current & past employers:	HDC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Am a RN for the state of Nj, who is wanting to use the money for wedding expenses

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,830.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 580277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580277	$9,600	$9,600	15.21%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580277. Member loan 580277 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Keville Entgerprises	Debt-to-income ratio:	6.17%
Length of employment:	4 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Keville Entgerprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > This will be used to consolidate my credit card payments. We have had many medical and attorney expenses of late and I am uncomfortable with my card balances, as well as the number of cards involved. Thanks

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$16,555.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 580279

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580279	$4,000	$4,000	7.88%	1.00%	October 5, 2010	October 17, 2013	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580279. Member loan 580279 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	MSCI Inc	Debt-to-income ratio:	8.60%
Length of employment:	1 year	Location:	Norman, OK

Home town:
Current & past employers:	MSCI Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/03/10 > I'm looking for a small loan to help supplement my cash in order buy a second and more practical car for daily use. My current car is a sports car (paid off) with very little room so i need something with four doors that is quiet and comfortable to drive to work and run errands each day. I need a personal loan rather than an auto loan since the amount is relatively small and I need to pay cash to a private party. The payments will not be a problem since i have very few expenses other than my mortgage and student loan and I usually have little to no credit card debt. Looking forward to my first Lending Club loan. Thank you!

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	42
Revolving Credit Balance:	$294.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MSCI Inc and where did you work prior to that?	I work in ISS Governance Services which is part of the recent Risk Metrics Group acquisition. My team is responsible for managing client data related to corporate governance and securities class actions services. My work consists of database management, scripting and general maintenance of our client's data feeds and the loading of their data into our system. Previously I worked at Russell Investments in Tacoma, Washington where I was in fund operations. I had a number of back-office operations responsibilities ranging from legal, tax, foreign registration, proxy voting and securities class actions. My experience with proxy voting and securities class actions is what helped get me the job at Risk Metrics (now MCSI). Let me know if you need anything else. Thanks, -Chris

Member Payment Dependent Notes Series 580334

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580334	$15,000	$15,000	10.38%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580334. Member loan 580334 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Gastroenterology Center of CT	Debt-to-income ratio:	13.24%
Length of employment:	10+ years	Location:	East, CT

Home town:
Current & past employers:	Gastroenterology Center of CT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I have been with the medical practice that I work with for the past 12 years. I have been the office manager for 2.5 years and prior to that I was a Medical Assistant. I would like this loan to pay off all of my debts and do some home upgrade.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	28
Revolving Credit Balance:	$9,269.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Gastroenterology Center of CT?	Type your answer here. Office Manager
What will you use this loan for?	Pay off credit card debt and some home furnishing/improvement

Member Payment Dependent Notes Series 580492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580492	$8,000	$8,000	10.75%	1.00%	September 29, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580492. Member loan 580492 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Price Chopper	Debt-to-income ratio:	13.60%
Length of employment:	3 years	Location:	Clifton Park, NY

Home town:
Current & past employers:	Price Chopper
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,277.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 580766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580766	$20,000	$20,000	11.12%	1.00%	September 30, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580766. Member loan 580766 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	urban associates	Debt-to-income ratio:	14.66%
Length of employment:	2 years	Location:	las cruces, NM

Home town:
Current & past employers:	urban associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > just trying to lower interest so payments will make progress to paydown

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,414.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at urban associates and where did you work before that?	Type your answer here. I am a construction superintendent, I worked for Layton construction of arizona for 13 years doing same thing. Changed to urban when I moved back to NM
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here.about 3000 total
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here.chase,9000 28%, capital one 29% 3500, rest to wells fargo credit card 14% all of these to be paid off

Member Payment Dependent Notes Series 580864

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580864	$14,000	$14,000	16.45%	1.00%	September 30, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580864. Member loan 580864 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Arizona Investment Council	Debt-to-income ratio:	21.54%
Length of employment:	3 years	Location:	Maricopa, AZ

Home town:
Current & past employers:	Arizona Investment Council
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > Step by step, I am getting out of the rat race! I began my journey toward Financial Freedom after reading the Rich Dad series and realizing I was on a treadmill going nowhere. I have spent the past 2 yrs investing in financial education and training myself in new habits. Although I have relied too heavily on credit in the past, two of the positives on my credit reports are the length of my credit history and my faithful manner of making monthly payments. I put the brakes on credit card use a year ago, streamlined my expenses, and am now taking the next step in ridding myself of rat-race mentality by putting an end-date to that debt. I am valued enough by my employer to feel secure in my current income, but my plan is to be financially free within 8 years. While I wish I had known 15 years ago what I know now, it is never too late to develop and execute a plan to step off the treadmill and out of the rat race. I am already on the exit and determined to reach my goals. I thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1973	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,683.00	Public Records On File:	1
Revolving Line Utilization:	83.40%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Arizona Investment Council?	My title is Office Manager, with a wide range of duties from accounting to website administration to event planning.

Member Payment Dependent Notes Series 580956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580956	$15,000	$15,000	7.88%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580956. Member loan 580956 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	acme truck line inc	Debt-to-income ratio:	7.63%
Length of employment:	10+ years	Location:	HARVEY, LA

Home town:
Current & past employers:	acme truck line inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,415.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 581044

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581044	$20,000	$20,000	21.27%	1.00%	September 30, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581044. Member loan 581044 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,760 / month
Current employer:	Walgreens	Debt-to-income ratio:	11.79%
Length of employment:	4 years	Location:	Stillwater, OK

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	9
Revolving Credit Balance:	$11,242.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Walgreens?	i am a store manager.
My questions: (1) What is current position (Job/What you do) for employer Wallgreens? (2) Transunion Credit Report shows $11,242 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $9,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) (5) Transunion Credit Report shows 1 unidentified creditor payment delinqunct 9-months ago. Explanaintion is what? Lender 505570 USMC-RETIRED	1. store manager 2. no, about 500 a month 3. on top of credit cards we r paying off a loss on the sale of our home for around 6k. and there should be close 13k in credit card debt for a total of nearly 20k. we dont owe the lender on the home, we owe my relocation company the difference from sale and what was owed on the home. 4. most likely it will between 3 and 4 years using my store manager bonuses to pay it off sooner than the 5 years. 5. apparently we had a medical bill for 38 dollars and some change turned in on us to a collection agency. once we got our adress information up to date from our move we finally recieved a bill for the first time and it said they had already turned it over to a collection agency. that is the only delinquent payment i am aware of. the medical services were rendered in mid june and we never saw a bill until mid august saying they had turned it over to an agency already.
Please contact Lending Club (support@lendingclub.com) to send in you income verification. You will receive many more lenders!	When my wife and I got married and bought our first home, we were both working. Shortly thereafter, she was pregnant and placed on bed rest and forced to quit her job. At that time, we prayed and felt it would be best for her to stay at home with our child. We accumulated some debt at I was trying to find a better paying job and God opened a door at Walgreens for me. Now we have the means to live and have extra income monthly and would like to consolidate the debt we accumulated plus need money for the loss we took on our home so that we can pay off the relocation company that moved me with my job.
Please address with specificity, how you amassed the credit card debt, and how you plan to get out of it?	Most of our debt is not credit card debt. We had to take a loss on our house to sell it. My husband was transfered for a promotion. We do have some credit card debt but with this new job we do have the money to cover the debt. It would just be nice to have it all in one place.
Apparently you was with WalGreen when you relocated. Why didn't the company pay your moving cost?	They pay to sell you house and help you with closing cost on your new home. They also give you a small check to move your boxes.

Member Payment Dependent Notes Series 581087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581087	$25,000	$18,600	17.56%	1.00%	September 29, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581087. Member loan 581087 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	omgeo llc	Debt-to-income ratio:	8.34%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	omgeo llc
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate and pay off existing,higher interest credit cards. Monthly repayments for this loan will actually have a lower cost than existing payments. Borrower added on 09/14/10 > I am currently the sole support for my family, I have been at my current company for the last 3 years, and at my previous company for 16 1/2 years.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	29
Revolving Credit Balance:	$26,692.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is omgeo llc and what do you do there?	Omgeo is a company that assists with the post-trade, pre-settlement process between counter parties involved in stock trades. I preform data security and security awareness functions for the company.
I suggest you verify your income with Lending Club. Good luck!	I will, thank you....

Member Payment Dependent Notes Series 581114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581114	$18,000	$18,000	16.32%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581114. Member loan 581114 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,400 / month
Current employer:	Starbucks	Debt-to-income ratio:	14.28%
Length of employment:	< 1 year	Location:	Englishtown, NJ

Home town:
Current & past employers:	Starbucks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	31
Revolving Credit Balance:	$4,600.00	Public Records On File:	0
Revolving Line Utilization:	92.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Starbucks and where did you work prior to that?	I am a recruiter at Starbucks and focus on hiring retial store management professionals for different markets throughout the USA. Prior to that I worked for Bed Bath & Beyond doing the same thing for the NYC metro area.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have 3 major debts. 1 for 7500 through American Express. APR 14% 1 for 8000 through Credit Guard. No APR but a monthy fee ontop of payment for 150. Through Credit Guard it consists of multiple bills consolidated into one pament. With the this debt consolidation loan I will be able to pay off both debts and be able to repay in a shorter amount of time then I would without the loan.
Two Questions: 1) Why are you refinancing the APR 14% AMEX debt into a 16% loan? You will be paying more. You can easily com up with a payment schedule for any payback period you want. Many good online calculators can be found to help you do this. 2) What is the monthly fee for the Credit Guard loan? For how long?	The difference of 2% is not a big deal. The issue is the minimum payment. Obviously by paying the minimum payment it would take years to pay off, 24 to be exact acording to my last statement. Now paying above the minimum payment it would be paid off quicker, however if you take that monthly payment and the payment for the Credit Guard loan it amounts up to twice the monthly payment of the re-payment of this loan. Plus there will be an end date in site. Now with the Credit Guard loan the monthly fee is 150 on top of the montly payment. The catch with this loan is that I am not able to open up any other credit cards or get a bank loan. At the time, it didn't sound to bad but as I got older and plans of marriage and a mortgage are looming, I couldn't get a loan until that is paid off. To answer that last part of that question it would be over 4 years.

Member Payment Dependent Notes Series 581129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581129	$20,000	$20,000	11.86%	1.00%	September 29, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581129. Member loan 581129 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,383 / month
Current employer:	Eye Physicians & SUrgeons of Florida	Debt-to-income ratio:	24.94%
Length of employment:	9 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	Eye Physicians & SUrgeons of Florida
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > I anticipate an additional $6,000 of 1099 income in 2011.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,578.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Eye Physicians & SUrgeons of Florida?	My title is Finance Director but that basically boils down to "bean counter". I'm responsible for all the A/P, month end administrative reports, financial statements, payroll, and take care of the doctor's personal business, investments, travel, etc.
Credit Reports list a delinquency 44 months ago, can you explain what debt it was for ?	Almost 4 years ago...sorry I don't remember what it was. If you can give me the name of the reporting party, I may be able to answer your question.
LendingClub uses TransUnion for credit reporting, so you can go to https://www.annualcreditreport.com to receive your free credit report for the year.	(Thanks for the credit report link). That account was a joint account that my ex husband was supposed to be responsible for. I ended up paying it, but was not notified it was late until 60 days later. It was paid in full by me even though it was his responsibility to pay
Hi. Your revolving credit line lists ~10K in debt, however you are asking for ~20K.. can you explain?	The $10K is incorrect. It's actually $17K. The additional request if for some dental work that I need to have done and rather than use a credit card at a high interest rate, I wanted to roll it into the consolidation.
My questions: (1) What is current position (Job/What you do) for employer CEye Physicans-Surgeons? (2) Transunion Credit Report shows $10,578 Revolving Debt balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $10,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. Finance Director, responsile for all monthly AP, financial statement prep, payroll, and all drs personal accounts, investments, and travel. 2. $10.5K is incorrect actualy is $17K. $600 monthly. 3. All debts to be consolidated & approx amts are: Juniper bank $7,500, Suncoast VISA $4,500, Chase VISA $2,300, Dillards AMEX $3,800, plus $3,000 for dental work so as not to use a high interest rate credit card. 4. I will add an additional $50 to $100 to the monthly for an earlier payoff.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Rent $1054, car $495, utilities $125, food $150, phone & internet paid my employer, no gym, no child care 2. Juniper bank $7,500 24.99%, Suncoast VISA $4,500 8.90%, Chase VISA $2,300 14.24%, Dillards AMEX $3,800 19.00% (average 16.54% interst rate) 3. Yes, sole earner
Can you please list the loans and associated interest rates that you plan to consolidate?	Juniper Bank $7,500 24.99%, Suncoast VISA $4,500 8.90%, Chase VISA $2,300 14.24%, Dillards AMEX $3,800 19.00% & I need approx $3,000 in dental work that I don't want to pay for with a high interest credit card.

Member Payment Dependent Notes Series 581238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581238	$14,000	$14,000	11.86%	1.00%	September 29, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581238. Member loan 581238 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Team Detroit	Debt-to-income ratio:	12.79%
Length of employment:	10+ years	Location:	Eastpointe, MI

Home town:
Current & past employers:	Team Detroit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > Loan being used to consolidate bills. My credit is solid and I always pay off my debits.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,928.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You should contact Lending Club to have your income verified. It appears you are not answering any questions. Your loan will not be fully funded because of this.	I will be more than Happy to verify my income. What do you need from me?

Member Payment Dependent Notes Series 581244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581244	$14,500	$14,500	13.98%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581244. Member loan 581244 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	ATN Signals	Debt-to-income ratio:	14.01%
Length of employment:	< 1 year	Location:	Alvin, TX

Home town:
Current & past employers:	ATN Signals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I need this money to pay off my boat loan. I need to get the title cause I am trading my boat for a race car. The loan payments will be the same as what I am paying on note now. Just a description of what I need the money for.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,772.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ATN Signals, what do you do there, and where did you work before that?	ATN Signals is an offshore service company that provides nav-aid, fire & gas, and instrumentation services. I manage the instrumentation department at ATN Signals. Before ATN I worked at Omega Natchiq as an instrumentation superintendent. I worked their from January 2006 to July 2010. Before that I worked at control concepts as an instrumentation technician. I worked their from may 2003 to January 2006.

Member Payment Dependent Notes Series 581333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581333	$25,000	$23,550	21.27%	1.00%	September 29, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581333. Member loan 581333 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Simon & Schuster	Debt-to-income ratio:	18.75%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Simon & Schuster
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I'm trying to consolidate and pay off my high interest credit cards. I've got a steady job with a good income and have never defaulted on any loans. Borrower added on 09/20/10 > Potential investors have asked me several of the same questions, so please allow me to summarize: 1) Budget - Post-tax income: ~$6,000 Expenses - Housing: $650 Car expenses: $0 Utilities: $150 Phone, cable, internet: $250 Food, entertainment: $800 Clothing, household expenses $250 Credit cards and other loans: $2700 (i.e. educational loans) Other expenses: $300 2) I save roughly $900 per month, split between pre- and post-tax methods. 3) Card balances: Amex: $3,600 Citicard: $15,100 BofA: $7,100 Interest rates range from 24.99 - 29.99%; Amex is slightly lower 4) I have already eliminated my dependence on debt. My reasons for indebtedness were largely circumstancial, and those circumstances no longer exist. 5) I am not the sole wage earner for my household; together my fiancee and I earn roughly $225,000. I hope from this and my other answers you're able to see that I am an incredibly safe investment - a) My indebtedness was due to one-time circumestances that no-longer exist; b) I have a stable and high-paying job; c) My debt coverage ratio is very good; c) I have never defaulted on any loans in the past; and d) I do not rely on debt for any of my expenses. I'm really just trying to consolidate these debts and decrease my overall interest payments over time.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$33,622.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating with this loan? Please verify your income as well.	The interest rates vary, but the highest are between 24.99 and 29.99%. They've risen over time due to the credit card company's response to the general economic situation, not due to my payment history. And I will certainly verify my income once LendingClub sends me the request. Thanks.
What is your monthly budget? Please list your expenditures. - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	I'll take these one at a time: 1) Budget - Post-tax income: $6,000 Expenses - Housing: $650 Car expenses: $0 Utilities: $150 Phone, cable, internet: $250 Food, entertainment: $800 Clothing, household expenses $250 Credit cards and other loans: $2700 (i.e. educational loans) Other expenses: $300 2) I save roughly $900 per month, split between pre- and post-tax methods. 3) Card balances: Amex: $3,600 Citicard: $15,100 BofA: $7,100 As I indicated earlier, interest rates range from 24.99 - 29.99%; Amex is slightly lower 4) As I've indicated in a later question, I have already eliminated my dependence on debt. My reasons for indebtedness were largely circumstancial, and those circumstances no longer exist. 5) I am not the sole wage earner for my household; together my fiancee and I earn roughly $225,000. I hope from this and my other answers you're able to see that I am an incredibly safe investment - a) My indebtedness was due to one-time circumestances that no-longer exist; b) I have a stable and high-paying job; c) My debt coverage ratio is very good; c) I have never defaulted on any loans in the past; and d) I do not rely on debt for any of my expenses. I'm really just trying to consolidate these debts and decrease my overall interest payments over time.
How did you get into debt? How are you going to get out?	I accumulated the debt largely when I was in graduate school and had no income. Then I graduated and began paying it down; unfortunately I was then unemployed for a brief period. I've found another job and have begun paying it down again. I have virtually no reliance on debt today and do not use my cards.
What is your position at Simon & Schuster? What was your employment before that?	I work full-time in business development. I've had similar positions in technology and media companies in the past.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	I completely understand and believe in the power of peer-to-peer lending. I take my obligations seriously and appreciate the faith and support of the members of Lending Club. Thanks again for your help, DG

Member Payment Dependent Notes Series 581357

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581357	$12,600	$12,600	17.56%	1.00%	September 29, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581357. Member loan 581357 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Sapient Corp	Debt-to-income ratio:	7.25%
Length of employment:	< 1 year	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	Sapient Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > This loan is to payoff my 401k loan which is currently with JP Morgan so I can transfer my 401k balance (Approx $90,000) to Fidelity Investments. I have already been servicing the JP Morgan loan for over 3 years now without missing a single payment or even being late. I promise to do the same with this loan. In addition, I have a higher income now and this makes the loan payments even more affordable now.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	26
Revolving Credit Balance:	$20,266.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
With a gross income of over $13,000/month, could you please explain why you have not been able to pay off the 401k loan from your salary/savings in the last 3 years? Thank you.	Fair question. The original 401k loan was 25k and I have actually paid down 50% of it over the past 3 years. More importantly, the purpose of the 401k loan was to help defray our daughter's med school expenses. The vast majority of my disposable income has been channeled to self-finance med school. The 401k loan was used to supplement the savings from my income with the intention that she not be saddled with a large student loan upon graduation. Btw, she is now entering 3rd year med school w/o a penny in debt. thanks
Thanks for your response--I will be helping to fund your loan. I do hope your daughter appreciates your generous efforts to helop her pay for med school, given that student loans generally run at rates much lower than the rate will be paying on this loan.	Images_of_One: thanks very much for funding my loan. I appreciate your trust very much. My daughter has so far been passing with distinction and I attribute her success at least partially to a lack of financial pressure. She knows there are no loans o worry about and she is free to focus on her education. kind regards
WHAT WAS DELINQUENCY 26 MONTHS AGO. R U 1 OR 2 INCOME FAMILY	Hi MRTZ: The item you refer to probably is related to a member of the family. To this day, I am puzzled how any lender saw it appropriate to give her a credit card without my signature, knowledge or approval (given that mine is the only income). As an aside, I have never let her apply for any other card since then. We have always been a one-income family. I take my obligations very seriously. I have no history of defaults or delinquencies and make it a point to pay off all my debts. Hope this answers your question. regards sanjay
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Hi MRTZ: The government rules for paying off a 401k loan are all or nothing. There is no provision for a partial paydown. A partially-funded loan does not really meet my full objective. In hindsight, I should have allowed for the possibility that the loan may not fully fund and applied for a higher amount. My oversight. I did not fully understand the process, wanting only to minimize the loan principal to the amount actually required. Hope this helps, regards Sanjay

Member Payment Dependent Notes Series 581398

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581398	$20,000	$20,000	13.23%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581398. Member loan 581398 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Advanced Radiology	Debt-to-income ratio:	8.81%
Length of employment:	10+ years	Location:	HANOVER, PA

Home town:
Current & past employers:	Advanced Radiology
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	45
Revolving Credit Balance:	$24,685.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Advanced Radiology? (2) Transunion Credit Report shows $ 24,685 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) Manager (2) no home equity line of credit and paying approximately paying $700/month (3) I plan to pay off loan in 3-4 year but $ amount for 3 year loan was too much per month
what do you manage do there? how many people work for you, what do they do, how many other managers are there? thanks	I manage 5 radiology centers with about 75 people total. theree are no other managers. We perform all types of xray procedures.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I am the sole wage earner. I am a single mother. No car payment at this time. Cable $85, phone/internet $65, gas/electric $200, food $600, car insurance $85. Chase $12, 897--12.24%, Citibank 2,326--22.9%, Discover 6,108--15.99%, Sears $1137--29.99%
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I answered this question for you earlier.
Please include your mortgage/rent payment.	Mortgage $2220.74/month

Member Payment Dependent Notes Series 581483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581483	$25,000	$25,000	17.19%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581483. Member loan 581483 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	M.C. Dean	Debt-to-income ratio:	22.27%
Length of employment:	10+ years	Location:	Woodbridge, VA

Home town:
Current & past employers:	M.C. Dean
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,260.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer M C Dean? (2) Transunion Credit Report shows $16,260 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $9,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Answer 1. I am a master electricain for M.C. Dean. Answer 2. No I do not have a line of credit . I pay about 1200 a month on credit cards. Answer 3. I am paying off all of my credit cards and the rest of the money will go to replacing my furnace that went out at the beging of the month. Answer 4. 3-4 years.
Loan listed 5 days; 10 pct funded. Application does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue if 100 pct funded, or if minimum 60 pct funded eligible for partial issue when 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat/Sun, CA/US Holidays for telephone calls. Answering machine 24/7. Emails 24/7; answered within 24-hours. Fax machine (650) 482-5228 available 24/7. Time short loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	I dont know what is going on. I have sent everything that was asked of me. I still am waiting to here back from them if they need any other information

Member Payment Dependent Notes Series 581838

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581838	$12,800	$12,800	11.49%	1.00%	September 30, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581838. Member loan 581838 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Timelink International	Debt-to-income ratio:	6.72%
Length of employment:	1 year	Location:	Danbury, CT

Home town:
Current & past employers:	Timelink International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > Purchase Engagement Ring, Pay Off Credit Card, Home Improvements Borrower added on 09/19/10 > I'm a software analyst for a thriving workforce management company for the past year and a half. I recently purchased my first home at the age of 25 and I'd like to pay some of my credit card debt I accrued from college. I also want this loan to purchase an engagement ring for the love of my life, along with finish the basement in my new home. I would be paying off 2 credit cards with this money and have over $3000 to spend on the ring (I already own a $4000 1.02 carat diamond for it) and basement. I have fully payed off and own my car as well. Borrower added on 09/30/10 > Almost there! Thanks everyone who has funded so far!

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	22
Revolving Credit Balance:	$11,992.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi thanks for your interest. I have 2 credit cards I want to pay off, one with a 23% APR (VISA) and the other with 19% (AMEX). I have $5,500 Remaining on my VISA and $4500 on my AMEX. I am looking to get rid of my debt, along purchase an engagement ring and finish the basement in the home I just purchased.
What do you do at Timelink International and where did you work prior to that?	I am a software analyst and we set up workforce management systems for large corporations. The current project I'm working on is for Daimler Chrysler North America. The project has 5 phases and the first has taken over a year. I've worked at Timelink for a year and half and prior I worked for Connecticut Coining as a materials manager. I built their website and set up their inventory system. I also design webpages on the side for extra cash.

Member Payment Dependent Notes Series 581845

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581845	$25,000	$19,850	13.98%	1.00%	September 30, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581845. Member loan 581845 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	USAF	Debt-to-income ratio:	15.47%
Length of employment:	9 years	Location:	merkel, TX

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,469.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating?	12.99 13.99
Would you mind giving us your rank, future plans on reenlistment, and your duties for USAF?	i am E-5 yes i do on planing on reenlisting and i am a aircraft mechanic
why are you consolidating a 12.99 and 13.99? this loan is 13.99 too. when does your current service with the USAF end?	because both together equal like 26% sept 2011
12.99 13.99 are the rates you are consolidating? Why Lending Club at 13.98%?	because both together equal 26%
Why are you adding the two interest rates together, and comparing the *total* of the two interest rates, with the Lending Club loan interest rate?	well they are to different bills and this would make only one

Member Payment Dependent Notes Series 581993

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581993	$9,000	$9,000	7.51%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581993. Member loan 581993 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,615 / month
Current employer:	The Shaw Group	Debt-to-income ratio:	10.01%
Length of employment:	4 years	Location:	Kiowa, CO

Home town:
Current & past employers:	The Shaw Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,522.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the shaw Group and what do you do there? For what will the loan proceeds be used?	The Shaw group is an engineering company that has offices in various locations around the world. www.shawgrp.com. We do work in power, nuclear, chemical and oil. I'm am do techinical support for a specilazed engineering company. The loan will go towards buying a registered Friesian mare valued at $12,000. My purchase price is $10000, I have $5000 to go down and did $9000 loan for shipping costs and vet bills.
Greetings - What is your job at the Shaw Group? Art	The Shaw group is an engineering company that has offices in various locations around the world. www.shawgrp.com. I'm am do techinical support for a specilazed engineering company.
Do you think you will pay this loan off early?	There is always a chance. But based on the interest rate and a couple other things we are working on - most likely it will go to the end.

Member Payment Dependent Notes Series 582113

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582113	$12,000	$12,000	16.45%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582113. Member loan 582113 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	Salinas Valley Memorial Hospital	Debt-to-income ratio:	2.21%
Length of employment:	10+ years	Location:	Soledad, CA

Home town:
Current & past employers:	Salinas Valley Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	12
Revolving Credit Balance:	$2,240.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Salinas Valley Memorial Hospital?	Hello, I am employed as an X-Ray Technician Assistant in the Radiology Department of the hospital.
My questions: (1) Answer earlier email Subj: 1 payment delinquency l2-months ago. (2) What is current position (Job/What you do) for employer Salinas Valley Memorial; Hospital? (3) Brief description home improvements loan will provide? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. I will have to check on that and will answer as soon as I find out. 2. I currently am employed as an X-Ray Technician Assistant in the Radiology Dept. at the hospital. I've been employed with SVMH for 11 years. 3. My husband and I have just recently purchased our first home and will need to replace our carpets,paint,flooring & kitchen countertops.
Received reply, you omitted answering last question: (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I plan to pay it off in 4 years or less. According to our budget.
What is your combined monthly net take home pay between you and your husband?	Our total combined monthly net income between my husband and I is: $7,860 per month.
How much is your monthly mortgage? Please verify your income with lendingclub.	Mortgage payment: $1670/ month property tax and insurance included.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My husband and I are brand new first time homebuyers as of Sept. 21, 2010. The purchase price of the house is $244,900. 2. And it appraised for that same amount. We plan to use the loan to do much needed upgrades to the home's interior.

Member Payment Dependent Notes Series 582170

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582170	$25,000	$25,000	15.21%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582170. Member loan 582170 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	emory adventist	Debt-to-income ratio:	19.54%
Length of employment:	1 year	Location:	lawrenceville, GA

Home town:
Current & past employers:	emory adventist
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > this loan is to help consolidate some business loans. My nursing income is based on 2 jobs Emory adventist as well as dream house. i am a reliable candidate Borrower added on 09/17/10 > 28 years of nursing. will be employed for a while. own children's clothing store. just moved with a 60% increase in sales need loan to consolidate and decrease credit card debt so that I can increase cash flow Borrower added on 09/23/10 > Thank you for your investments. Again I am a nurse with 28 years of experience. I have always worked more than one job. I need this investment to consolidate business loans. My job is stable, I just want to have one lump loan to pay back. Borrower added on 09/27/10 > 2 days 20 hours thank you to all that invested Borrower added on 09/29/10 > again I am a registered nurse working 2 jobs. I love nursing. I have always worked 2 jobs and not just for the money but for the excitement of trying new things using new skills. This loan will allow me to increase cash flow in my business. We all know what it is like with credit cards these days. consolidation of my bills to one payment (as you Know) will be so much easier thanks

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,809.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582197

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582197	$11,200	$11,200	11.49%	1.00%	September 29, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582197. Member loan 582197 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Dentium USA	Debt-to-income ratio:	18.45%
Length of employment:	1 year	Location:	LA MIRADA, CA

Home town:
Current & past employers:	Dentium USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I plan to use the funds to help pay for, among other things, our wedding ourselves so that we won't burden our families during this economic crisis. I make a good borrower because I am responsible and believe in the value of integrity. I persistently pay my bills on time and know how to stick to my financial plan. I have a stable job and considered a valuable asset to the company. My budget, however not limited to, is about $5,000/month.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,124.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dentium USA and where did you work prior to that?	My duties are similar to an office manager, however, I have had the opportunity to "try on different hats" within the company and continue to support each department. Prior to Dentium USA, I worked with a small company recruiting medical professionals for hospitals.
Please explain, Gross Income is listed as 2K and budget is 5K. Also, please list the credit card debt amounts you plan to payoff with this loan and the associated interst rate.	The 5K is the budget my fiance and I have decided on together. Because the interest rate on this loan request is adequate, the payments are more than manageable, and good timing, with the investors help and we receive the loan at the end of the alotted time, the monies will go straight to the vendor.

Member Payment Dependent Notes Series 582208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582208	$12,000	$12,000	17.19%	1.00%	September 29, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582208. Member loan 582208 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,555 / month
Current employer:	IL Dept of Correction	Debt-to-income ratio:	17.08%
Length of employment:	10+ years	Location:	Cairo, IL

Home town:
Current & past employers:	IL Dept of Correction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > The funds are going to pay the medical bills to get those from over my head. I believe a man should pay back what he has asked for, I have set a monthly budget and every bill is paid on time. I been at my work for over 10 years and as long as people decide to brake the law, my job will always be around. Been working in the Dept Of Corrections for 10 plus years. Borrower added on 09/16/10 > I can tell everyone I am a Christian and I love my Country enough that I served in the military for ten years. I beleive in hard work and ensure that the task at hand is taken care of. This loan will not just help me paying off these bills at hand it will also give security to the ones who looks towards me to ensure safe and sound place. Whithout the worries that gos with these bills. Borrower added on 09/18/10 > For the investors who is wondering about this borrower. I am 43 yrs old I am marry and have three children thier ages are 14,13, and 3 yrs old. Because in the earlier posting I said that they look to me for security and sound place. This loan will help me be at ease without the worries and ensure that security and sound place for my childern. But there are those months that I feel like the roof is going to cave in on me, but with the grace of God he ensure it does happen. This loan will get rid of those worries that I have and will left that wieght off of my shoulders. I keep to a budget, because if I didn't that roof would have cave in along time ago. That is also another grace of God helping me to see that a budget is important. I am very committed to my word, if I said I am going to do something I make sure it is done to its fullest, I stand by my words because that sometimes the only thing I have and that I keep to my word and commit to what is in writing by signing my name to it. I ensure good work ethics, so that it is pass to my childern. This loan will be priority every month. I STAND BY MY WORD because sometime that is all you have left. God Bless you Borrower added on 09/19/10 > I been try to post other things that I thought would help get the funding and the only thing that comes to mind is. I have stated I am a hard worker and I will make sure this loan takes priority every month. But there is one thing and that is if any of you lenders don't really have that feeling to fund this loan you should not help fund it. I want the feeling that you wanted to fund this loan. I do have something to say and that if you don't fund this loan you will miss out on SOMETHING the return of this loan will prove. Because I am a man of my word and I stand by my word. God bless you all. Borrower added on 09/25/10 > I guess you can say this is the LAST PUSH to get to the finish line. I don't know if I should have started out that way but it is, the big push to reach my goal. I been approved to get this loan, the only thing now is the funding of it. Right now there are 124 INVESTORS (as I wrote this), that believe in me and had that gut feeling to invest in this fund. I thank you and for the ones that have not made your mind up, I pray that you will invest in this loan not just a fund! but invest in me. Give me hope that I can change the way not just for me but for my children. I check on the status of the funding everyday. But there are times I check hourly. I pray that if you can not decide to invest and I hope you will change your mind. Because as soon, as you just changed your mind to invest you just changed the life of someone. Because now there is hope and a light at the end of that tunnel and with your help I can achieve that goal. Having this heavy wieght lifted off of me having these bills taken care of. Now for the Investors how took that chance on me, this is my promise to you. This loan will be at the top of every month to ensure fast payment. Please feel free to contact me. Thank you but above all I pray our God will bless you for giving.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,395.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at IL Dept of Correction?	Correctional Food Severvice Supervisor II
My questions: (1) Transunion Credit Report shows $2,395$ Revolviong Credit debt. Hpw much are you now paying per month for all the credit card/other debts? (3) Loan is $10,000 than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 6-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am paying $3,500.00 per month in all my credit card and medicall.Plus hope to have this loan paid off in not 6 years but in about 4.5 years. I selected 6 years for the monthly payment. If I get approve this loan then I know I will have breathing room. There are no debts that are being consolidated/refinanced they will be paid off.
Received reply, thanks. My email contained typo error; I said you initially selected 6-years term for loan repayment. Maximum term allowed for repayment is 5-years. Only way 6-years term would come into play is if borrower skipped paying a years worth of payments- that'is not recommended. I'm investing $500 in your loan. Judges, District Attorneys, Ass't DA's. court cleks and jail/prison employes are most recession proof jobs in U S. States may not have $ to hire new /jailprison employess but states pay overtime to existing employees. Lender 505570 USMC-RETIRED.	I want to thank you and God Bless you.
Is there any other household income you may have that is not listed above?	No, I am suppose to receive child support from my-ex because I have full custody of my son who is 13 yrs old. I have not received a support check for over 5 years I think. I have no clue on where she is located. My main concern is to take care of my son and let him know he is loved and everything will be take care of, it is not easy to do but with God help I handle it my son has ADHD and I think that is one of the main reason she don't what to help because she can't handle him and I believe by the grace of God she will get what is coming to her by the courts once they find her. But that is only $60.00 per week so that figures out to be $260.00 per month. So to answer again no I hope this makes since to you. Thank you Member_582208
Thanks for all the information so far. Could you verify your income with lendingclub.com? You will need to fax them paystubs or something like that. What sort of medical bills are you trying to pay off? Why didn't your medical insurance cover it? Can you tell us your life path -- where you were born, which branch of the military you were in, what you did before working at the IL dept of correction?	Okay I have tried to answer your questions in detail but it times out befor I post it. I can verify my income already fax in, bills from fussion in my neck and lower back. What is not paid by insurance then I have to pay. I even had to pay because they refuse to take care of it so I have to try to get my money back. I graduated in 1986 sevred for 10 years in the Army made the rank of Staff Sergeant (E-6) Been to Korea twice Germany Desert Storm. Worked on Helicopter my whole time in I have logged over 3,000 hours. When I got out I worked for a trucking company until I found a job around home worked it until I received a call to work for Corrections. Sorry for it beening short. I am trying to answer you. Thank you Member#582208
ok, hurry up and get your income verification in.	I already faxed it in on Sep 18, 2010. Thank you and God Bless you
Not a question just a comment...I am allowing my 8 year old son to invest his savings cash through my LC account here. Whatever income he gets from chores, birthday money, or etc., he must put 10% in a can for savings. It has taken him about 8 months to gather up $50. He finally decided that LC is a better payback of investment than his bank savings account was giving him (.05%). I helped him locate about 8 "good bets" in my opinion, and he chose to help you because you are a veteran, wanting to pay medical bills, and make enough money to be able to pay him back...he understands that he has taken a risk of losing his money altogether if you don't pay, but I think you are a safe bet, too, or I would have excluded you from the list. From both of us, good luck!	I want to thank you and your son. This has touch my heart very deep and makes this loan even more important to get this repaid. I know God will Bless not just you but your son too. At this early age and is welling to help someone in need just shows what kind of MAN he will grow up to be. Very fine and caring one and God see's that and that when God will over fill his cup. Please tell him THANK YOU from me. God Bless you

Member Payment Dependent Notes Series 582305

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582305	$20,000	$20,000	16.32%	1.00%	September 29, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582305. Member loan 582305 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Mt. Notre Dame H.S.	Debt-to-income ratio:	14.19%
Length of employment:	10+ years	Location:	Cincinnati, OH

Home town:
Current & past employers:	Mt. Notre Dame H.S.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > I would like to pay off my revolving credit card debt, simplify my life, and know that all my debt is scheduled to be paid off in 60 months.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,800.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mt. Notre Dame H.S.?	Iam a teacher. I have started my 22nd year teaching at the same school.
My questions: (1) Transunion Credit Report shows $18,800 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I do not have a home equity line of credit. I currently pay approximately 2040.00 a month in expenses (mortgage, escrow, car, phone, credit cards, cable, internet). I wish to pay extra (rounded up payments) and also apply my tax returns (1000.00/yr guess) to help pay the loan off as soon as I am able. Perhaps a year early...two would make me very happy.
What subject do you teach? Is your district having any cutbacks?	I teach physical education and weightlifting. Additionally, I am the Director of Athletic Scheduling. It is my 22nd year in both departments. I am also the Chairperson of the Physical Education and Health Department. No cutbacks are anticipated.
What are the two credit inquires in the last 6 months? Are you the sole wage earner? What's the balance of your mortgage? What is the current value of your house?	The credit inquires were to see if I could get new credit cards (to transfer the balances of my old credit cards in order to get months at 0% interest), I believe. My house was just appraised at 118,000.00 this past July. I have a balance of 113,295.52. And, my dream man/soulmate has yet to meet me, so I am the sole wage earner.
What are you doing to change your spending habits so this debt does not reoccur? Moving money from account to account do does not take care of the debt.	I "woke-up" and plan to now live within my means. I now intend to use CASH. And, if I do not have the money to buy something I want, I plan to save the money FIRST then buy. Budgeting. I am also cutting out unnecessary expenses. I will be making changes in my lifestyle...doing my nails myself, getting my hair color from a box, and staying pale until my debts are paid. And, no more eating out several times a week. Another thing I plan is to begin saving a little extra each month so that I am better prepared for any unexpected expenses should they occur. You are right, going from card to card was not helping me. I am greatful for this loan opportunity and look forward to being debt free and ultimately in a position where I can actually begin saving for retirement.

Member Payment Dependent Notes Series 582355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582355	$15,200	$15,200	16.82%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582355. Member loan 582355 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	golfsmith	Debt-to-income ratio:	11.36%
Length of employment:	1 year	Location:	Hawthorne, CA

Home town:
Current & past employers:	golfsmith
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > I am useing this money to pay off my dept and cut my payments in half. I will put the rest of the money in to my house and savings. Borrower added on 09/27/10 > Come on people this is easy money for you. I will not be late or miss a payment. I never have. If I can get a $350,000 home loan than this will be a great investment for you. Borrower added on 09/27/10 > I have a great job (Operations Manager for Golfsmith Int. the largest golf retailer in America) and my wife does also (she is a lawyer). I just bought a $350,00 house. I have great credit and would like to pay it off mt credit card dept so I can have one payment. I am paying all my bills on time now and after I get this money I will have less to pay. This is a great invesment for anyone.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,979.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at golfsmith and where did you work prior to that?	I am an operations manager at one of the retail stores. I worked in VIP armed security.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I am going to pay of all of my credit cards. I have four cards with a balance of just under $13,000.

Member Payment Dependent Notes Series 582374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582374	$20,000	$20,000	13.23%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582374. Member loan 582374 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	18.27%
Length of employment:	< 1 year	Location:	Liverpool, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Would like to consolidate credit card debt at a lower interest rate. Borrower added on 09/16/10 > Our credit cards and interest rates are as follows: Juniper - $6904 - 21.24% HSBC - $4639.06 - 22.90% Wells Fargo - $3211 - 24% Plus some department stores

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	16
Revolving Credit Balance:	$19,294.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 582383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582383	$9,600	$9,600	13.61%	1.00%	September 29, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582383. Member loan 582383 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	Big Value Inc	Debt-to-income ratio:	22.28%
Length of employment:	< 1 year	Location:	somerville, NJ

Home town:
Current & past employers:	Big Value Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,102.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 582418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582418	$14,000	$14,000	15.95%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582418. Member loan 582418 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	ICAP	Debt-to-income ratio:	13.85%
Length of employment:	6 years	Location:	New York, NY

Home town:
Current & past employers:	ICAP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,093.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against hundreds of other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds. You simply can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. When you post your loan description please address the following specific topics: 1) Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? 2) Please list a breakdown of your monthly expenses. 3) Please explain the nature of your revolving debt. 4) Please explain how this loan payment will fit into your monthly budget. 5) Please provide any additional information you would like to see if you were loaning money to a complete stranger.	I am using this loan to help out with family legal fees and other family realted issues. I just dont have the cash on hand right now. My monthy expenses are 8500 and i bring in 10000 monthy with a quartely bonus roughly around 100000. Thank you
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field?	I am a mortgage bond broker and I have wokred at ICAP for 6 years.
In YEARS, how long do you intend to service (keep active) this loan before payoff?	I paid to pay the loan off within 6 months

Member Payment Dependent Notes Series 582530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582530	$12,000	$12,000	11.12%	1.00%	September 29, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582530. Member loan 582530 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Menard Inc	Debt-to-income ratio:	17.07%
Length of employment:	5 years	Location:	Eau Claire, WI

Home town:
Current & past employers:	Menard Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > -Will use to pay off credit cards and to purchase home furnishings. -Monthly payment of appx $261 will easily fit into budget- net income is about $3,000/month after taxes. Total monthly bills are appx $1700 (rent, car payment, cable, utilities, phone, credit cards, gas, food).

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,589.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against hundreds of other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds. You simply can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. When you post your loan description please address the following specific topics: 1) Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? 2) Please list a breakdown of your monthly expenses. 3) Please explain the nature of your revolving debt. 4) Please explain how this loan payment will fit into your monthly budget. 5) Please provide any additional information you would like to see if you were loaning money to a complete stranger.	Updated.

Member Payment Dependent Notes Series 582541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582541	$25,000	$25,000	14.84%	1.00%	September 30, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582541. Member loan 582541 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	XAL Inc.	Debt-to-income ratio:	15.88%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	XAL Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > Short term loan to relieve dept on Credit Cards / Credit score Monthly payments will be made until June 2011 One time payment for full remaining amount will be made in June 2011

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,770.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer XAL INC? (2) Transunion Credit Report shows $10,770 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $14,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) I am acting as the President of XAL Inc. (2) Currently I pay around USD 1k per month to pay off CC's (3) The total of USD 25k is out of 3 Credit Cards (AMEX, 2xVISA), The purpose for the loan is CC debt consolidation ONLY (4) I intend to pay off the load with June next year, after I received my bonus for the last fiscal year

Member Payment Dependent Notes Series 582574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582574	$13,000	$13,000	11.49%	1.00%	September 29, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582574. Member loan 582574 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Chino Valley Unified School District	Debt-to-income ratio:	11.89%
Length of employment:	10+ years	Location:	Corona, CA

Home town:
Current & past employers:	Chino Valley Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > This loan will be used to pay off credit cards at a better rate and sooner. Some of the money will also be used for home improvements. Borrower added on 09/22/10 > I would like to add for information to investors that I do have a savings account of approxiamately $5,000 for emergencies and own my own home with a market value of about $80,000. Borrower added on 09/22/10 > I have been at my job for in the education industry as a counseling asst at a junior high school. I am stable and responsible and have created a sound financial situation for myself. All my creditors are paid on time, no lates, no judgements, etc including 2 past mortgages and also several car loans over the years with no lates. Borrower added on 09/22/10 > Add 20 years for length of time on job with Chino Valley Unified School District.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,817.00	Public Records On File:	1
Revolving Line Utilization:	33.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Chinco Valley U S D? (2) Transunion Credit Report shows $9,817 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $4,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. I am a counseling asst for a junior high school in Chino Valley Unified School District. I have been employed with this school district for 20 years. Each month I pay more then the mininmum. I pay approximately $350 or more each month. With the remainder of the loan I am requesting I want to do some home improvements, i.e., landscaping, painting of outside. I requested the 5 year period in order to lower my overall monthly payments. If I am able to pay off loan sooner, I would do so in maybe 4 years or less, but I do not want to commit to another time period to insure that I am able to commit to the 5yr term and insure monthly payment. I also own my own home, so I do have collateral if there were any problems which I do not forsee. If you look at creditors and my history of payment to them you can see, even though my credit score is not perfect, that all creditors, car payments, last mortgage have all been on time, no lates, no judgements, no cancellations, etc. for the past 10-12 years or more.
About 7.5 years ago(89 months), you had a public record, can you explain it?	Type your answer here....I did,it actually was almost 10 years ago and should leave my credit history in April of 2011. It was a result of debt from my divorce. My exhusband was sent to prison and I was left with all of our debt. I had 3 children to raise. I tried to pay off everything, but it just all caught up with me even working 3 jobs at times to pay every off. Since that time I have earn my own credit back, bought 2 homes on my own and as you can see all my creditors in my name, my own car payment history, mortgage payments, etc. have always been on time, no judgements, or cancellations. I work hard to build back my credit rating and have been diligent about my financial situation. had to build my credit back up by myself and become financially sound.

Member Payment Dependent Notes Series 582580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582580	$21,000	$21,000	17.19%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582580. Member loan 582580 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Caesars Palace	Debt-to-income ratio:	18.24%
Length of employment:	< 1 year	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	Caesars Palace
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,183.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the major Purchase?	Hello , The major purchase is a swimming pool. Thank you for your concideration.
HI, I'm considering funding your loan. I'm assuming your take home pay is about $4,500/ month. Please list your expenses. You show $40,000 in revolving credit. What is this from? What are the rates and payback periods? With another $21,000 loan for a pool you'll have over $60,000 in debts. Does this concern you? Of course if you default on your LEnding Club loan we lose our money and this hits your credit but I'm still not understanding why you want to buy a pool before you pay off the $40,000 you already owe. Thanks.	Hello, My take home is approximately $5100 a month. I also have other household income/annuity of $3211 a month. The $40,000 is credit cards and school loans. Credit cards are at 9.9% and 12.24 % Both estimated to be paid off within 34 months. Student loans, both are at 4.2% and there is 28 months remaining. I am not concerned about adding the loan payment to my monthly bills. I have been putting $500 a month aside toward saving for the pool and this payment will replace what I was saving. I have been debt stacking to pay off the balances and have a solid "4 year plan". I was intending on waiting to purchase the pool. With the economy in such rough shape there is minimal financing for swimming pools. On the opposing side the slow economy has greatly lowered the cost of a pool. It is also off season for pool building and the companies are really willing to negotiate as well. As stated I do have some of the funds saved thus far and have pondered to pay off balances or to use it for the pool. If I finance part of the pools cost it is wiser for me to use the extra money towards the pool so less is being financed at this rate. I am concerned that if I wait until all my debt is paid off the economy will be in better standing and that in turn will return the cost of the pool to where it was. With finance charges and all I still look to potentially save $11,000 by doing it earlier. Thank you for your consideration.
I don't invest in any establishment that sells alcholic so what is your job and does it sell alcohol?	Hello, I am a Chef De Cuisine. My employer does sell alcohol. But you would not be investing in an establishment ( my employer). This loan is an investment in my family and I and will enable us to have more quality time at home as a family. Thank you for your condsideration

Member Payment Dependent Notes Series 582595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582595	$12,000	$12,000	18.30%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582595. Member loan 582595 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Harris County Constable Pct 4	Debt-to-income ratio:	4.82%
Length of employment:	10+ years	Location:	Cypress, TX

Home town:
Current & past employers:	Harris County Constable Pct 4
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > The loan is meant to pay closing cost, fencing, and other additions to a new property (5.8 acres) and residence.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	2
Revolving Credit Balance:	$389.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Please explain your credit delinquency from 2 months ago.	No spouse...just my income from full-time employment and contract security extra jobs. That credit delinquency has been on and off my credit for over 10 years. It was a doctor's visit, covered by county health insurance, that was filed on my credit. I have contested it several times, but new debt collectors keep purchasing the debt and replacing it on my credit.
What do you do at Harris County Constable Pct 4?	I am a patrol Sergeant over supervisor.
what is likely cost of house you are buying? how big, wht would mortgage be versus your current rent?	Home and land I am buying will be combined price of around $800 a month. My current rent on apartment is $400 plus I pay additional boarding fees of $1,200 a month for my horses. I am purchasing land and home, which this money will be used for that, fencing, and utilities set up, to drop my monthly bills for just the $800 for home and property. Horses will be on property with me so no boarding fees.
What is the total purchase price? Downpayment?	The total purchase price for the land is $59,000 and the house is $39,000, but seperately done. The land is being owner financed and the house will be through Palm Harbor..

Member Payment Dependent Notes Series 582657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582657	$16,000	$16,000	13.98%	1.00%	September 30, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582657. Member loan 582657 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	DSHS SPECIAL COMMITMENT CENTER	Debt-to-income ratio:	22.08%
Length of employment:	4 years	Location:	tacoma, WA

Home town:
Current & past employers:	DSHS SPECIAL COMMITMENT CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > I'm planning to use the funds to pay off my bills and start a family. my monthly income is $3,200. Also i'm able to receive $1,000 to $1,500 extra with overtime a month. i'm a state employee in a demanding field with job security.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,073.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at DSHS SPECIAL COMMITMENT CENTER?	I'm a residential rehabilitation counselor. i work with sexually violent predators.
My questions: (1) What is employer DSHS? a-n-d What is your current position (Job/What you do) for this employer? (2) Transunion Credit Report shows $4,073 Revolving Credit Balance. Loan is $12,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated, or refinanced, that are not included in credit report total? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	well i want to start a family and i want to pay off all my credit cards. i also have 3 credit cards that i closed to consolidate about $12,000. i plan to keep active 4 to 5 years.

Member Payment Dependent Notes Series 582685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582685	$19,800	$19,800	13.23%	1.00%	September 29, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582685. Member loan 582685 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	RubinBrown, LLP	Debt-to-income ratio:	20.09%
Length of employment:	< 1 year	Location:	Saint Louis, MO

Home town:
Current & past employers:	RubinBrown, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > I have a clean credit history and have never missed a payment. Chase is reeming me with a 30% APR on a credit card because I was 1 or 2 days late for a couple payments a few years back. We are being very diligent in budgeting and going down in amount we owe, but this loan would assist greatly.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,220.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but I have a couple questions: 1) Does the $6667 gross monthly income include a spouse's or partner's income? If not, and you have a spouse, what is their income and would they assist in paying off the loan? 2) What is your position at RubinBrown? Thank you!	1) My wife stays home with our 3 children. She does not have additional income. 2) I am a Senior Consultant in the Business Advisory Services group. I have a good shot at a promotion to a Manager position this year (June 2011). Thanks for your consideration. Please let me know if you have additional questions.
Can you tell us the balance on your mortgage and the estimated value of you home? Thanks	My mortgage is split between Wells Fargo and CitiMortgage (80/20). The current total balance is $187,286.64. I bought the house 3.5 years ago at $195,000. I estimate the home currently being worth about what I paid, $195,000. Thanks for your consideration. Kind regards.

Member Payment Dependent Notes Series 582724

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582724	$4,500	$4,500	7.88%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582724. Member loan 582724 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Associated Earth Sciences	Debt-to-income ratio:	13.43%
Length of employment:	6 years	Location:	Seattle, WA

Home town:
Current & past employers:	Associated Earth Sciences
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$605.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582740	$21,000	$21,000	17.56%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582740. Member loan 582740 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Keenland Incorporated	Debt-to-income ratio:	16.88%
Length of employment:	10+ years	Location:	smyrna, GA

Home town:
Current & past employers:	Keenland Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > I plan on using it for a house, a home priced @$100,000. My credit is excellent. My payment history is relatively long with no late payments or defaults. My monthly budget is $1700. I have been with my current employer for 9 years. I am a vital part of the company.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,992.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, How much "Skin-In-The-Game" $ do you personally have invested now, or in the future, in proposed Home Purchase? (Purchase $ price minus $ 1st mortgage l-e-s-s $21,000 loan = YOUR personal investment $ at risk.) Lender 505570 USMC-RETIRED Virginia Bch, VA	$120,000 purchase price 20% down=$24,000-19950=$4050 of my own investment.
My questions: (1) Answer earlier eamil Subject: "Skin-in-the-Game" personal $ at risk question? (2) What is current position (Job/What you do) for employer Keenland Inc? (3) Transunion Credit Report shows $38,992 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Sales/Supervisor. No HELOC. $670 per month for credit cards. NO other debts. 36 months is a goal of mine.
Loan listed 5 days; 10 pct funded. Application does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue if 100 pct funded, or if minimum 60 pct funded eligible for partial issue when 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat/Sun, CA/US Holidays for telephone calls. Answering machine 24/7. Emails 24/7; answered within 24-hours. Fax machine (650) 482-5228 available 24/7. Time short loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	I called credit department yesterday(September 20th) had phone interview. Sent all said documents on September 18th, they told me it could take a few days to get approved.
You set uour documents on 9/18 and they told you it could take a few days? Well, today is 9/28 @ 8:43 and they have not been you income has not been approved yet. I really want to help. In 2 days you could get your needed amount if you would contact them again. I am surprised it has not already been done. I am going to help but please don't let us down. I already have too much of that.	Talked with them earlier today(9-28-10) about this issue. The W-2 they received from me showed $40,000 annual or $3,333 monthly. My 1040(which was verified from the IRS) however shows $48,000 annual or $4000 monthly which is correct and 100% accurate. The extra $8000 comes from my wife's part time work at a language school. The issue here is the W-2 relative to the 1040 #'s. I was thinking in terms of total monthly income, my mistake for overlooking that. I hope this answers your question.
if loan is not fully funded, will you accept the loan? Thanks	Yes. I'm not going to fret over a few k. Thanks,

Member Payment Dependent Notes Series 582748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582748	$20,000	$20,000	13.61%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582748. Member loan 582748 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Journey christian Church	Debt-to-income ratio:	2.23%
Length of employment:	1 year	Location:	Chesterfield, VA

Home town:
Current & past employers:	Journey christian Church
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	40
Revolving Credit Balance:	$3,108.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please give the details on the major purchase. Also what do you do at your job? Thank you	Plan to use it to buy a vehicle. I am the Family Ministries Director of a Mega Church near Richmond Virginia. I oversee 0 through 12 Graders plus their parents.

Member Payment Dependent Notes Series 582756

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582756	$15,000	$15,000	13.61%	1.00%	September 29, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582756. Member loan 582756 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Eastside Cannery Casino	Debt-to-income ratio:	9.68%
Length of employment:	< 1 year	Location:	Metamora, IL

Home town:
Current & past employers:	Eastside Cannery Casino
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: Pay off CC debt from 5-month unemployment when company downsized in Nov '09 & currently maintaining 2 households until Illinois home sells. I have the ability to repay this loan & I'm a great investment. Would like to consolidate revolving CC debt & rebuild savings. Thank you again for your support. My financial situation: I have great income from current job ($120k annual base pay + 25% annual bonus, which is a 25% increase from previous job) & lifetime monthly trust income ($56k annual). My wife and I bought our Illinois home (new construction) Sept. '06 & have accelerated monthly payments the last 4 years, which has given us an additional $19k+ in equity (over $60k total). My former company downsized in Nov 09 & I was laid off during the 09 holiday season. However, I was fortunate to find a better job on March 8, 2010, hence reason for relocating to Nevada, which has added our 2nd home expense. My new employer will pay for my moving expenses when my Illinois home sells, but Ive been responsible for expenses thus far. My increased debt is due to adding 2nd home expense, moving pertinent belongings, deposits for furnished home, 5-months COBRA payments, and increased cost of living. My savings was low when I was laid off because I had recently used $50k+ to pay for graduate school at Bradley University. I received my MBA in December 2008, which was the best investment I have ever made, but put a heavy strain on my savings. My former employer didnt pay our '08 bonus (1/09), understandably, due to the worsened economy and I was laid off less than 2 months before '09 bonuses were paid. I had already met my '09 goals prior to lay-off in Nov '09. I will use this loan to pay off the revolving CC debt on my wifes accounts & mine. This will allow us to pay off our debt in 3 years as well as give us an additional $1k per month to build our savings for any unforeseen emergency. My wife and I take our financial responsibilities very seriously and you can be sure that your investment in me is sound. Again, I thank you for taking the time to consider my listing. Monthly Income & Expenses Breakdown: Monthly net income: $ 11,200.00 (my income only) Monthly expenses: This includes both our households ~ Illinois & Nevada: $9,701 Breakdown: IL=$3,119(Mortgage/Ins=$2,066; Prop. Taxes=$613; Utilities/trash/H2O=$180; Yard=$200) NV=$6,582 = Furnished Rental=$2,200; Utilities=$300; Internet/Cable/Cell=$216; Car Ins=$202; Car Notes=$1,064; Food/Enter=$800; Miscellaneous=$300; CC (mine/wifes)=$1,500

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	30
Revolving Credit Balance:	$5,094.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you provided Lending Club with your current address in Nevada?	Hello, and thank you for this question. No, I haven't because when filling out the application yesterday, it only asked for my permanent address, which is still our home address in Illinois. I did a temporary 6-month change of address, as we were able to sign a 6-month lease in Nevada and we pay everything online. I can verify both addresses as we have our home mortgage information easily accessible through Regions Bank and I have our Rental Lease. Also, the electricity, water, and cable are all in my wife's and my name at our rental home too. I will be scanning all the necessary verification information this weekend & plan on giving Lending Club copies of my lease, as well as utility bills from our home in Illinois and our rental unit in Nevada. Again, I really appreciate this question as it does seem confusing when you have 2 homes in 2 different states. However, for verification purposes, I always put my permanent address. Please let me know if there is something more I can do besides send Lending Club all the pertinent information on both homes when sending all my verification information. Thanks so much.

Member Payment Dependent Notes Series 582773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582773	$10,000	$10,000	11.49%	1.00%	September 29, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582773. Member loan 582773 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	OhCal Foods LLC	Debt-to-income ratio:	6.70%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	OhCal Foods LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Brewery Tours Business I am starting a brewery tours business where we take people on a round trip tour to several craft breweries in our local area. We have already purchased two 15 passenger busses, have spent the past 6 months developing relationships with the breweries, collecting surveys, doing test tours, and building to the point where we are ready to fully launch this business. We have hundreds of people on our mailing list who have expressed an interest in taking our tours. Right now we just have a few fees to pay, some maintenance costs for the busses, and to hire a driver that we already have interviewed. About me: I have worked as a Senior Business Consultant in the franchise restaurant industry for the past 2 1/2 years now. I help franchisees build their sales and improve operations. I also manage a team of 5 people who do the same. In my profession I have advised business owners big and small and I know what it takes to succeed and build a business such as this. Let me know if you have any questions, I would be happy to answer them. Borrower added on 09/21/10 > 9/21- We are really grateful for all the support so far! We have just 9 more days and $7,000 left to go. It would mean the world to me if you could refer a friend to this page here or if you could lend any additional amount to help get this business off the ground. My current job will fully cover the payments and we have hundreds of customers who want to take our tours. Just $100 more dollars per existing lender could bring us to our goal almost overnight and you would be that much closer to making great returns on your investment!

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,496.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at OhCal Foods LLC and where did you work prior to that?	As a Senior Business Consultant with OhCal Foods I help Subway franchisees with their businesses and I manage a team of 5 Business Consultants who do the same. With my team, I am responsible for about 180 restaurants. This role encompasses a wide variety of responsibilities. Primarily I visit different restaurants, evaluate them based on things like food safety, operations, customer service, etc. I also help franchisees build their businesses through local marketing, building their business infrastructure, hiring managers, scouting new location sites, and opening new restaurants. I have personal helped to open about 15 different restaurants. I also help recruit, interview and hire new Business Consultants for my company. Before working at OhCal Foods I have done consulting work for Guayaki Yerba Mate, consulted for the Sonoma Mountain Business Cluster (a small business incubator), been a Manager at Home Depot, and worked in the restaurant industry.
Please add a loan description to tell us about your business and your regular job	I just covered in detail my responsibilities at my regular job in a previous question I answered. It should be available for you to view. (If it is not, I'd be happy to retype the description for you.) As for my business, here are some more details: It is round-trip tour business that takes passengers on a tour of several local breweries over the course of a day. Our customers get to learn about how beer is made, the history of beer, home brewing, and have lunch included. Other services we offer are package trips to Sports Games, Concerts, Wineries, and we are available for private hire. We strive to be a socially responsible business as well. We have already purchased and own outright two 15 passenger buses that run on CNG (Compressed Natural Gas) - a fuel that is far more efficient than regular gasoline. We also provide a service to the community by giving craft beer and wine enthusiasts a safe alternative to drinking and driving. In addition, we plan on enrolling in the 1% For The Planet organization and donating 1% of our sales to environmental organizations to help offset our already small carbon footprint (bus travel is one of the most carbon-efficient modes of travel). The business model is a tried and true one; transportation. There are many different options for making money and expanding our business based on what is the most profitable. However, based on hundreds of survey responses it seems that our market has the highest interest in Brewery Tours and Sporting Events. We have done the homework, invested money, sweat equity, and relationship building in the business already. We are to the point where we just need $10,000 to cover maintenance expenses and to hire 2 experienced drivers who we already have lined up and willing to work for us. Thank you for reading this far! I know I have written a lot here, but my business partners and I are extremely passionate about this business and appreciate all the support we can get in this crucial launching phase.
I am interested in funding your loan. Can you verify your income for Lending Club?	I have confirmed with my employer that Lending Club has already contacted them to verify my employment status, and I believe they verified my income at that time also. I would be happy to verify my income in any additional way that Lending Club would request. However, right now there is no place for me on this website to manually submit any additional documentation. According to the Lending Club Help topic called "Do I need to verify my income?", they state the following about income verification: "Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application." So as mentioned, I would be happy to comply with any additional requests; however it appears that I have already fulfilled all the Lending Club requirements to be an approved borrower.
Who are your competitors? What happens if the actual number of tourists is below estimates? How much flex room do you have in your budget for things like fuel prices rising, fewer tourists due to the economy, etc? How many of your customers are local vs visiting?	Great questions! Competitors: We have one competitor currently in operation that operates about a 1 hour drive from us. This means that while they visit some of the same stops, they actually draw from a different market than us. (In my initial response I included more specific information about our competitors here, but Lending Club felt it was too specific as they could be identified.) There is one other potential competitor, however it seems they are not running regular tours and they are located even further away. Also, it seems that they are focused on bringing customers to a different selection of breweries in a different area than us so the competition from them is fairly minimal. Tourism: Most of the interest that we have generated so far has been from relatively local customers. Even though the economy has slowed tourism, it is still a thriving industry and we are offering something unique to the market. Once we fully launch and target tourists more with our marketing efforts, I believe our business will be a healthy mix of local and out-of-town customers. However, even without tourism I believe there is enough local interest to sustain our business. Fuel: The profit margins are high enough to sustain a fair amount of variability in fuel prices. As previously mentioned, we have purchased outright two buses that run on Compressed Natural Gas. The benefits of CNG include the fact that it is much cheaper per gallon than regular gasoline, it burns cleaner and more efficiently, and CNG vehicles typically require less engine maintenance compared with gasoline engines. This all helps keep our costs low, and more independent from the large seasonal fluctuations in gasoline prices. Budget: Our budget is very flexible as well. Since we own our own buses, our break even point for running a tour is low enough that we only need to sell about 3 seats per bus to make a profit on a tour. Now obviously with 14 available seats on 2 different buses (28 seat total capacity) there is the potential to make a lot more. As for our overhead expenses, we only need to sell about 15-20 seats per month to cover all of our expenses and then some. We will start off be running 2-4 tours per week plus about 1 special event per week (sports, concerts, etc.). Competitive Advantages: We have a few significant competitive advantages over the competition. 1) We own two buses outright while they rent. This allows us to be more profitable while charging less per ticket. This also means that they may very well lose money on a tour if they cannot sell enough seats ahead of time. Again, our break even point is about 2-3 seats. 2) We have spent more time developing better relationships with our key strategic partners, the breweries. 3) We are more local to most of the breweries of interest. This means that we have to travel a shorter distance, further keeping costs low and delivering a more enjoyable experience to our customers. 4) We can market our company's commitment to sustainability by investing in Compressed Natural Gas buses and donating to environmental charities to offset our carbon footprint. This is a major selling point in the market where we operate. Business Model: We are passionate about educating people about good beer, and this is the service that our customers have shown the most interest in. However, at the end of the day we are in the transportation business and we can offer our services for any number of events. Packaged sporting events in particular is something that we have tested, which is another great way to market to a local audience. We have a number of different ideas in the works that we intend to test out. We will invest more time and effort into the most profitable ideas and we are fully expecting the business to evolve based on what works the best. While the economy may be cyclical, there is always a need for transportation services. As we grow the business we have the option of expanding our services (running more tours, or different types of events) or expanding geographically. Risk Factors: We have done a ton of homework on this business. We are aware of the risk factors, but even with those factors we have many contingency plans to mitigate those risks. From a lenders perspective, you should know that the two buses that we own are worth well over the the total of this loan. We have no intentions of going out of business, but rest assured that even if we did we would be able to sell our assets, cover our debt (and even most likely make a profit as we got a great deal on the buses). Finally, the back-up plan for our back-up plan is the fact that I have a great job as a Senior Business Consultant, I make over $60,000 per year, and I have good credit. I've never so much as missed a payment and I don't intend to start tarnishing my credit now. I am well within my means to cover the monthly payments out of my salary alone. Closing: We have a passion for craft beer and I believe this is where we can bring the most value to the table as we are also able to be tour guides and help educate our customers on how beer is made as well as the history of beer locally and across America. This business is our idea of the American dream and we are poised and ready to execute on this business with every tool in our arsenal. We have conservatively covered all of our bases. I am thankful that I have had the opportunity to share this with you. I truly do appreciate every dollar from every lender. I love the fact that this loan doesn't benefit some faceless bank, but rather it helps hardworking people just like myself make above average returns in a down economy. Thank you all so much for your time. We are about half-way to our goal of $10,000 with just a few days left. Please help us along our journey and you have my word that you will see every cent of your investment back with interest.
I'm a craft beer enthusiast and would very much like to a)invest in your business and b)take the tour! My question: What's your marketing strategy? Do you have a website? Do you allow online payments? Thanks!	Glad to hear you share our appreciation of craft beer! Right now the best way you can invest in our business and help us to get off the ground is to lend what you can towards our Lending Club loan. Right now we are about half-way to what we need to launch and there are only 4 days left. Again, we really apprecitate any help you can offer! Our marketing strategy involves promoting our services at weekly farmers markets, contacting local hotels, bars & restaurants, breweries & brewing supply stores, companies (corporate retreats), and basically any other touchpoint where we can make a sale or potentially stock them with brochures or get positive word of mouth. There are also industry publications and local newspapers that we are pricing advertising in. Then, we have contacts with a local radio station, a major magazine, and significant beer bloggers who I can't currently name but we are looking at opportunities for promotion through those channels as well. Lastly, we have already begun building credibility through social media. I plan to eventually launch our own beer blog to compliment the business and build our social brand (a la Gary Vaynerchuck and his advice in the book Crush It). Yes, we do have a website and yes we will accept online payments. I would be happy to post it here, but Lending Club prohibits us from posting any personally identifiable information. (They already removed one of my responses on these grounds.) When the funding stage is over in a few days I would be happy to contact Lending Club and ask if they can deliver my contact information to you somehow. They might be able to make an exception if we both give consent. Cheers!

Member Payment Dependent Notes Series 582782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582782	$10,500	$10,500	11.49%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582782. Member loan 582782 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	texas roadhouse	Debt-to-income ratio:	16.26%
Length of employment:	2 years	Location:	SAINT JOSEPH, MO

Home town:
Current & past employers:	texas roadhouse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > I plan to use this fund to help buy my contract into my new restaurant. I was with my last company for over 15 years. I will be the managing partner in this business for 5 years per my contract. My monthly income will include 10% of total profit of my new restaurant. My annual gross income will be over 100,000. My monthly budget is around $2500 of bills and current debt. Based off my projections I would be debt free by summer 2011. Borrower added on 09/19/10 > I am requesting $5000-$10,000 for my loan.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,965.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is this loan for?	I'm opening a corporate restaurant and need some extra money. I do not want to get the loan tied in with the business. My income will double with bonuses. I am a 10% vested interest partner for 5 years.

Member Payment Dependent Notes Series 582789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582789	$15,000	$15,000	11.12%	1.00%	September 30, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582789. Member loan 582789 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Right Angle Contracting	Debt-to-income ratio:	9.54%
Length of employment:	7 years	Location:	CANTON, GA

Home town:
Current & past employers:	Right Angle Contracting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,262.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582834

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582834	$20,000	$20,000	18.30%	1.00%	September 30, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582834. Member loan 582834 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,190 / month
Current employer:	Fisher Communications	Debt-to-income ratio:	3.55%
Length of employment:	10+ years	Location:	Marysville, WA

Home town:
Current & past employers:	Fisher Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > The loan is being used to consolidate the credit card payments in to a single payment. I have been paying the monthly fees and high interest rates without any problems and have elected a safe monthly fee that I feel very confident I can meet. I have a very stable job in a position that should remain in high demand for many years to come. Borrower added on 09/17/10 > For those of you interested in the details here is some information fo you: Mortgage - $248, 203 - Refinanced October 2009 - Payment $1908, includes insurance, taxes, etc. - Have been in the same property since November 1999. Never been late with payment. Credit Card #1 - Balance $6,981 - Minimum payment is $148- I send $450-Times late - none- Have held the card since June, 2005. Credit card #2 - Balance $2,388- Minimum payment is $72- I send $300-Times late - none - Have held the card since April, 2008 Doctor Bill #1- $100 per month - Total amount owed $580 - Paid off today - Monthly payment will be sent to credit card. Doctor Bill #2 - $75 per month - Total amount owed $250 - Paid off today - Monthly payment will be sent to credit card. Money from side jobs goes to credit cards when I get them. They don't come often but they do come once in a while. At Fisher I am a Systems Administrator, SharePoint Administrator, and Telcommunications Technician. On the side I do Web Development, Computer repairs, and Tutor. My Wife's Credit Card: Balance $6780 - Monthly payment $147 - We send $250. Borrower added on 09/21/10 > Thank you to all that have invested in my loan. If you are thinking about it please invest and look forward to a nice return on your money. Borrower added on 09/24/10 > I have sent my income verification to support@lenginclub.com for the 3rd time. Hopefully they get it today. I will followup with a call later today. Borrower added on 09/24/10 > I contacted Lending Club today to find out why my income had not been verified. I was informed that my loan was approved without the need to have my income verified and that everything should be fine. Borrower added on 09/26/10 > Please fund my loan. If I do not receive full funding I will have to decline the loan. Accoring to Lending Club I have all my paperwork in order and my loan has been approved and they don't see the need to verify my income. I have sent them my pay stubs and called them to inform them.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,542.00	Public Records On File:	1
Revolving Line Utilization:	67.80%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why the Chapter 7 Personal (or Chapter 11 Business) Asset Liquidation Bankruptcy filing 102-months ago? a-n-d What was final disposition of filing?	The chapter 7 was due to the fact that I did not manage my finances correctly while growing up. I had purchased a new car, moved out on my own and over time got myself in to financial troubles. Chapter 7 seemed to be the best way out to give myself and family a fresh start that would allow me to refocus on the things that mattered most such as keeping my house and items we really needed. The final disposition was that only 2 creditors were not paid.
My questions: (1) Answer earlier email Subject: Bankruptcy Filing 102-months ago? (2) What is current position (Job/What you do) for employer Fisher Comunications? (3) Transunion Credit Report shows $18,542 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) Loan is $11,500 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (5) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I only have 2 active credit cards. I owe a little over 6K on one and the other under 3K. Both of these credit cards are to be paid. The extra money will go to pay off 1K in doctor bills, and 7K for my wife's credit card. We are currently paying around $500 in total credit card charges and doctor bills. I opted to take a lower payment to ensure there is money available for other emergencies while ensuring the loan payment is always made. I intend to pay off the entire loan in 3 years or less. The tax money we receive will always be sent in as a lump sum toward the loan to ensure we pay the loan back as soon as possible. My wife will start working shortly too so we should be able to pay it off possibly even sooner.
Please contact Lending Club (support@lendingclub.com) to send in you income verification. You will receive many more lenders!	I have emailed support. Please instruct on what I need to send in.
What is your monthly budget? Please list your expenditures. - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - How much income do you and your spouse contribute individually (or after she starts working)	Without going in to too much detail. We have as a family the normal expenses. House payment, Food, Utilities, etc. we are around $2700 - $3000 per month. The total credit card payments are currently under $500 per month and we have 1 doctor bill that we pay around $100 each month for but it is a little over $1000 total. All the credit cards that my wife and I hold amount to a total of about $17, 000. We are currently sending more than the minimum to each card so our savings are going towards paying off the cards as quickly as possible. We do hold about $400 each month in case of emergencies. My plan is to eliminate the credit cards all together and use the money that goes towards them to save for my kids colleague. I do own a home so I am considering selling my home, renting an apartment at half the cost and be debt free in a few years. Of course the housing market is not the best so I must wait for the right time. Currently I contribute all the income and have been doing it for over 6 years. My wife will start working now that are younger son is going to 1st grade. She should be able to contribute a minimum of $400+ per month once she starts working in October. She will be working part time to ensure she has enough time to take care of the kids instead of relying on a baby sitter. When we get our tax return of course is going to pay off debt. If we really need to we can cut down on some expenses such as Netflix, Direct TV, Cell phone, etc. and use that money to pay things off even quicker.
Hi, I am interested in funding your loan, but I have a few questions. How much do you owe on your home? Mortgage HELOCs? How much is your home currently worth? Use Zillow.com for a free estimate. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I currently owe $247, 000 on my home. According to zillo.com it is worth $225, 000, according to Yahoo Realstate it is worth between $225,000 and $282, 762. The house I own is the model home and the houses next to mine have all sold recently for over $225, 000. The house on the corner that is for sale is being sold around the $225,000 and it is a much smaller lot. I do not have a Home Equity Line of Credit or leans against the property. Thank you for your consideration and hopefully your support.
What is your position (Job/What you do) for Fisher Communications?	I am a Systems Administrator, SharePoint Administrator and Telcommunications Technician. I take care of servers (Exchange, File and Print Servers, etc.), phone systems (Program and install phone systems, phones, voice mail, etc.), and internal websites and applications (Develop and maintain).
Please contact Lending Club (support@lendingclub.com) and send them your income verification documents (pay-stub, etc.). After verification, I will be happy to contribute! Thanks!	I emailed my information a few days ago in PDF format to Zhu and he never informed me if he needed anything else. I will resend it tomorrow morning.

Member Payment Dependent Notes Series 582837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582837	$3,000	$3,000	13.61%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582837. Member loan 582837 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	CLAY'S RECOVERY	Debt-to-income ratio:	5.95%
Length of employment:	2 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	CLAY'S RECOVERY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,573.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Lenders like me want to know your "story". Without it, you don't have any personality. Please help us help you by writing a description. Your title says "school" - are you in school now? ready to start new? will you be working while in school so I know you have cash flow to pay me back? Good luck!	This semester is just accepted into a school program and this will mean that I will incur additional expenses other than tuition. I do work, which will able me to repay my loan. Thanks :)
What is CLAY'S RECOVERY and what do you do there?	Clay's Recovery is a repossession company for automobiles. I am a office worker. Duties include updating clients, setting up new accounts, and bookkeeping.

Member Payment Dependent Notes Series 582908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582908	$12,000	$12,000	15.58%	1.00%	September 30, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582908. Member loan 582908 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,167 / month
Current employer:	Indigo Arc LLC	Debt-to-income ratio:	13.15%
Length of employment:	3 years	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	Indigo Arc LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	26
Revolving Credit Balance:	$50,505.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Indigo Arc LLC and what do you do there?	Indigo Arc LLC is a contract firm that provides outsourcing for other companies. My current postion is supporting aviation services for a government contract.

Member Payment Dependent Notes Series 582934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582934	$25,000	$25,000	14.84%	1.00%	September 30, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582934. Member loan 582934 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,214 / month
Current employer:	USDA	Debt-to-income ratio:	18.97%
Length of employment:	10+ years	Location:	Bradenton, FL

Home town:
Current & past employers:	USDA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I will use the funds to purchase my dream franchise. The returns on this franchise is very lucrative. I pay my debts and my credit is good. I am a military retiree with a dream that won't wait. I have worked for the United States Department of Agriculture 14 years 4 months. Borrower added on 09/22/10 > Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,624.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582972

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582972	$20,000	$13,825	13.23%	1.00%	October 4, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582972. Member loan 582972 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Federal Reserve Bank of Philadelphia	Debt-to-income ratio:	21.34%
Length of employment:	5 years	Location:	Lansdale, PA

Home town:
Current & past employers:	Federal Reserve Bank of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > I will use these funds to consolidate multiple credit card balances. I have destroyed these cards and once I pay off my remaining balances these accounts will be closed. The monthly payment of this loan is less than all the monthly payments I make on these credit cards meaning I can more than afford this loan. I have a stable job, which I've been at since I graduated college. I have an MBA and have been promoted each of the last two years, and each of them have been accompanied by pay increases.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,296.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer FRb-Philadelphia? (2) Transunion Credit Report shows $11,296 Revolving Credit Balance. Loan is $9,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated, or refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) I work as an accounting analyst, dealing mostly with budgeting. (2) I have some personal loans from non-financial institutions that I'd like to repay in a timely manner. (4) At the present time I tend to keep the loan active for the full 5 years, however depending on my future salary increases I may repay earlier but will not be shorter than 3 years.
What do you do at the Federal Reserve Bank of Philadelphia?	I work as an accounting analyst. My main duties are associated with budgeting.

Member Payment Dependent Notes Series 583007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583007	$20,000	$20,000	16.32%	1.00%	September 30, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583007. Member loan 583007 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	15.85%
Length of employment:	6 years	Location:	WILMINGTON, DE

Home town:
Current & past employers:	Morgan Stanley
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	61
Revolving Credit Balance:	$14,249.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job (laymans terms)? Do you see any reason you won't be there in the next 18 months?	I am a Vice President for a trust company. I plan on being there for an extended period of time.
What are the public inquiries on your record? It list's 2 of them. Thanks.	The inquiries are from when I was searching for the best rate on loans.
What are all the balances and rates of your existing credit cards you plan to consolidate? Are you keeping these cards or shutting them down? Thanks.	The balances are as follows: $10,037 APR 28.24% $2,302 APR 27.24% $1,590 APR 29.99% $5,925 APR 23.24% All cards will be closed
In YEARS,how long do you intend to service (keep active) this loan before payoff?	This loan will be paid off in 3-4 years.

Member Payment Dependent Notes Series 583021

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583021	$12,000	$12,000	13.98%	1.00%	September 30, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583021. Member loan 583021 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	MECHANICS BANK	Debt-to-income ratio:	18.41%
Length of employment:	8 years	Location:	VALLEJO, CA

Home town:
Current & past employers:	MECHANICS BANK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Additional Information: I have worked in banking/finance for over fifteen years and with my current employer for eight years. My employment is very stable, especially during contractions, as I handle troubled loans and have seen my volume steadily increase as a result of the weakened economic conditions. I expect to graduate with a double major in finance and accounting mid next year and anticipate a respectable promotion at which time I should be able to make larger payments towards this loan. Working for a financial institution and as a finance major I understand the importance of maintaining my credit and would not be allowed to work in my present position should I have any credit related delinquencies as I would not be viewed as qualified to manage our borrowers troubled credits. I respective ask that you consider funding this loan to help me pay off my variable rate credit cards, whose rates have rose grossly in the past year, with a fixed rate. Please feel free to email with any additional questions. Best Regards. Borrower added on 09/27/10 > Correction to prior response regarding debts and interest rates: The amount owed to Direct Merchants Bank is $4,600 (Not the $6,200 listed) and does not include Discover $800.00 @ 22.9% Total: $11,400 (This amount is reflective of principal only as of the date of my last payment and does not include accrued interest) Thanks

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,616.00	Public Records On File:	1
Revolving Line Utilization:	75.60%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Why the Chapter 7 Personal (or Chapter 11 Business) Asset Liquidation Bankruptcy filing 109-months ago? and What was final bankruptcy filing disposition? (2) What is current position (Job/What you do) for employer Mechanics Bank? (3) Transunion Credit Report shows $13,616 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1.) The chapter 7 bankruptcy nine years ago was a result of litigation brought against when a co-worker-who on their way to pick up lunch for the office crashed my car. I paid off my vehicle, full repairs for the other person, and their medical bills though it was very hard for me. After this they hired an attorney (I think they thought I had more money as a result of my willingness to remedy the accident) to attempt to sue me for 3rd party negligence since the vehicle was in my name. 2.) I work as a specialist in the risk management department of mechanics bank. I review troubled credit-mostly commercial, to coordinate collection strategies to ensure minimal loss exposure to the bank. This includes credit analysis, workout negotiations, foreclosures, repossession, and legal suits. 3.) No Heloc Accounts. After recent payments my credit card balances are approx. $12,800 of which I pay $550 per month. 4.) I anticipate paying the loan off in 3-4 years and will likely start making lager payments than the 5 year amortized payment after March of next year when I finish school and antipasti a respectable promotion. The purpose of this loan is to be able to pay my credit cards off faster. Though I have never been late on any payment they continually raise interest rates citing it is a result of the economy or a new index and I have no control over this other than to pay them off. Please let me know if this addresses you questions in their entirety. Regards
What do you do in your job at MECHANICS BANK?	I work as lead specialist in risk management with troubled credit accounts and cordinate resolution frameworks. This includes debt restructures, loan modifications, work-outs, forbearance agreements, foreclosures, repayment negotiations, and lawsuits in order to minimize potential bank loss. Please let me know if you have any other questions. Regards
Please list your your debts along with their APRs. Please get your income verified with Lending Club. If you do you your loan is much more likely to be funded. thanks!	To be paid out of loan proceeds: Direct Merchants Bank $6,200.00 27.99% Merrick Bank $3,500.00 28.99% Household Bank $1,200.00 19.99% Capital One $550.00 19.99% Juniper Bank $550.00 16.99% *None of the above rates are represent the issuers default rate. No payments have ever been late. The rates are reflective of variable rate cards whose issuers have continually raised rates over the course of the last two years. To be paid at same time out of personal funds in savings as rates are promotional or lower than rate for Lending Club Loan. Best Buy $550.00 0.00% Orchard Bank $1,250.00 9.99% After the above I will have only one monthly payment on all revolving debt and will be able to pay it off in a much shorter time frame. With respect to your comment about income verification when I contacted the customer service number they advised me no additional documentation was needed and the loan was approved subject to funding. Please let me know if you have any additional questions. Regards
What is your current home value via zillow, and how much do you owe on it? Can you call customer support and see if they will let you do income verification? If you don't verify your income with them, it is less likely your loan will be funded.	Zillow home value is 128-149K and the valuation software I use at work indicates a value of 142k. I currently owe 126k so not underwater like some but presently no loanable equity. With respect to your second question, which I have received before so not sure what to do, when I call customer service they advised they did not need anything else from me. I aksed if I could send it anyway since some people have been asking for it and they advised they only request information as determined by underwriting and I did not have to do anything else. I tried to find a way to attach a current pay stub but there is no attachment feature to these postings and it would not copy and paste. Any suggestions would be helpful. Best Regards

Member Payment Dependent Notes Series 583055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583055	$25,000	$25,000	16.82%	1.00%	September 30, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583055. Member loan 583055 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	SEI Investments	Debt-to-income ratio:	12.94%
Length of employment:	2 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	SEI Investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > Good afternoon investors, Thank you for considering my loan as a potential investment opportunity. I can assure you that you will not be disappointed. I have always been very proud of my credit history. I have always fulfilled my obligations to creditors, and I have no intention of changing that now! I have a very stable job. I've been there for just over two years (since I finished graduate school), and I make more than enough to cover the monthly payments of this loan. My problem is that I've had a very difficult time obtaining financing from a bank. This money will go a long way to consolidating & simplifying my life! If you have any questions about my worthiness as a borrower, feel free to ask away, and I will be happy to answer them! Thanks again, Tim Borrower added on 09/18/10 > EDIT: I thought it would make sense to go into a bit more detail about what the loan funds would be used for. In short, my father has run owes approximately $25,000 in debt to the IRS and to credit card companies. I would like to help get him squared away. I've looked at the numbers, and I can more than afford the monthly payments on a loan like this. I have excellent credit (I bought a home about 4 months ago & had no trouble getting a mortgage), but I've still been unable to find financing through a traditional bank. This loan would pay off all of his outstanding debt, and make both of our lives easier. Again, if you have any additional questions, please don't hesitate to ask! Thanks again, Tim

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,904.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SEI Investments?	Good morning, I work as a Business Analyst on the Financial Transactions team of SEI's Global Wealth Platform. I've been in the same role at SEI since I began working here (just over 2 years ago). The Platform is an investment management/operations/processing application that SEI sells to private banks and to independent investment advisors. My role within the project is to define what the Platform must be able to do from a functional perspective. Then, once the development teams actually write the code, I test it to ensure that what was build actually meets the original requirement. Let me know if you have additional questions, and I would be happy to discuss. -Tim
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Good evening, I'll list out all of my expenses for you below: Mortgage: $760 (includes principal, interest, taxes & insurance) Condo Fees: $375 Car Loan: $197 Credit Cards (2): $70 total minimum payment Car Insurance: $85 Phone/Cable/Internet: $95 Utilities (i.e. electric/gas) - $0 (covered by condo fee) Gym: $0 (there is a free gym at my work) Total Bills: $1,582. If you add food/etc on to that, you would be looking at about another $100-150. If you need additional details, let me know. Thanks, Tim
Does your father have income which will be used to help pay this loan that is not included above?	Good evening, It is possible that my father will have some income to contribute, but for the purposes of this loan, you should probably assume that the payments will be made exclusively from my salary. If you have any more questions, please don't hesitate to ask. Thanks, Tim

Member Payment Dependent Notes Series 583078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583078	$14,000	$14,000	13.98%	1.00%	September 30, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583078. Member loan 583078 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,146 / month
Current employer:	Emory university	Debt-to-income ratio:	10.20%
Length of employment:	< 1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Emory university
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > I invited my parents and we are all going for vacation etc

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,449.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Provide THREE years work, or school, history PRIOR to current employer Emory University? a-n-d What is current position (Job/What you do) for this employer? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I worked as a PostdocResearch Associate in University of central Florida, orlando for above two years (Aug2006-sept2008) and from Nov2008 to Jan 2010 worked as a Postdoc in College of medicine at peoria, University of Illinois. Present I am doing cancer research. may be I will work another 10 years in the same field. It is easy to pay money for five years
What do you do at Emory university and where did you work prior to that?	Present I am doing cancer research in emory university.I worked as a PostdocResearch Associate in University of central Florida, orlando for above two years (Aug2006-sept2008) and from Nov2008 to Jan 2010 worked as a Postdoc in College of medicine at peoria, University of Illinois.
Are you really going to spend nearly 1/2 your annual salary on a vacation? Or what is the money going toward?	yes it is true. I want to buy some gifts for my family like gold etc
I'm apologize if the tone of this questions comes off as sarcastic (this is a serious question), was that last answer about buying gold for family members a serious response? Secondly, can you list out your recurring monthly expenses, most importantly your monthly rent. Lastly, can you give more color on your current employment at Emory. Are you still a postdoc? If so, how much longer will you be one? If not, is your employment as a researcher at the University full time? Do you have tenure or are you on a tenure track? Is your employment tied to any research project(s) and what is time length of funding for your project(s)? Thank you.	HiThanks for ur question. Yes I want to buy gold, that is essential for me. Second I have the capacity to stand myself?? in this world, because I am not an ordinary person. I find so many things in the field of science, and I published my data in several international journals. If I join industry, I will get lot money, but I lose my goals. So I?? want to be in the research field, even less. I will save every month 1000 dollar, after my all expanses in that I will pay 325 dollars per month. Next January I will get 7% increment. So it is not a pain to pay. If Researcher not survived, no one is going to survive in this society. Hope this is sufficient. thanks????????
Out of curiosity, would you be paying this loan off sooner than 5 years? Seems a little strange to take out a $14,000 loan for "vacation" then also state that you are "buying gold" for your family. I will be very surprised if this loan doesn't default, and judging from your last response I cannot imagine that you are in the cancer research field.	i will try to pay as soon. Safeside i took 60 months. Lendingclub have all details about me like SSC etc. So be happy without worry. thanks

Member Payment Dependent Notes Series 583119

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583119	$20,000	$20,000	15.21%	1.00%	September 30, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583119. Member loan 583119 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Orange County Public Schools	Debt-to-income ratio:	4.90%
Length of employment:	2 years	Location:	Orlando, FL

Home town:
Current & past employers:	Orange County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > Credit over 700 Never late on payment history Investing on home improvement for business that is already averaging 950.00 a month net. Prove of businees income was submited. Secure employement with school system.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,924.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Orange County Public Schools? (2) Transunion Credit Report shows $15,924 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here.1. I am a manager for Food Service in Bonneville Elementary. 2.I have a balance of 5000 for revolving credit. I have an total of about $100 a month payment for my revolving credit. 3. I am planing to pay within one year, since I have an extra income of 950.00 for housing international students a month.
Brief description home improvement $20K loan will provide?	Type your answer here. I have a part time business of housing international students and I need to improve the housing conditions.
Are you saying the revolving credit balance of $15.9K is overstated by $10K?	Type your answer here.Yes.

Member Payment Dependent Notes Series 583126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583126	$21,600	$21,600	14.35%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583126. Member loan 583126 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Goldman Sachs	Debt-to-income ratio:	11.24%
Length of employment:	2 years	Location:	Madison, NJ

Home town:
Current & past employers:	Goldman Sachs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,488.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Goldman Sachs and where did you work prior to that?	I am a Software Developer. Goldman is my first job out of college. Been working there since Feb 2008.
in your credit report, your revolving credit balance is ~3.5K, but you are asking for 21.6K. Can you explain what you will use the rest of the funds for?	That's strange. I have several credit cards (between my fiance and I) that total around 17000. The rest we will put towards our wedding.
Are you in the same household/sharing expenses now with your financee? If so, is her income included in yours? If you're sharing credit debt, just wondering if you're sharing income. Also, how soon will you be married? How will your financial situation change? Sorry for so many questions, but you're pretty young and I want to make sure I have a good picture of the situation. I've had two LendingClub loans default and I'm being extra careful now.	Yes, my fiance and I live together, but I didn't include her income with mine. She makes an additional 45k. We plan on getting married in 2 years, so it's hard to tell how the our financial situation will change.

Member Payment Dependent Notes Series 583128

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583128	$20,000	$20,000	11.86%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583128. Member loan 583128 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,576 / month
Current employer:	Southern California Gas Company	Debt-to-income ratio:	7.34%
Length of employment:	10+ years	Location:	Ontario, CA

Home town:
Current & past employers:	Southern California Gas Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,598.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 583133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583133	$8,000	$8,000	17.93%	1.00%	September 30, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583133. Member loan 583133 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Edwards Lifesciences	Debt-to-income ratio:	7.25%
Length of employment:	1 year	Location:	Corona, CA

Home town:
Current & past employers:	Edwards Lifesciences
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > TMAT start-up recovery costs Borrower added on 09/22/10 > I'm a single mom who has been the sole caretaker for my autistic son. About 2 years ago, my mom's house went into foreclosure. I was living in my newly acquired house, paying my mortgage and bills, as well as my mom's mortgage and bills, while her husband, a real estate agent, suffered 2 heart attacks. the market turned south as he was recovering, and soon afterwards he left my mom, with all the bills. I decided to move in with her and rent out my house. I had fallen behind in my own bills trying to save my mom's house, and my own home went into foreclosure. I spent 2.5 years negotiating with my lender, and finally got a loan modification. I spent just over a year with my mom's lender and received a modification. However, in the meantime, my savings was depleted trying to dig her out of her financial mess and get her back on her feet. I managed to pay off all of her bills, however racked up my own credit card. I finally started seeing the light at the end of the tunnel, and made another decision to open up a martial arts studio with a friend of mine. Since I'm a statistician and work with numbers all day, I had a budget for our start-up costs, and knew exactly how much money would be needed. Unfortunately, I didn't count on my credit score being low, given the modification for my mortgage that was still in progress. I closed the business deals before my credit report was corrected by the lender, which ended up costing more in our start-up fees; more in rental deposit, utilities deposit, etc. I sadly have fallen behind with the bills. I just finished paying off the rest of the start-up costs, and the school has already seen a 15% profit margin, which is virtually unheard of in any new business, especially an athletic-focused business. Our profit margin keeps increasing every month, with a steady stream of incoming contracts, and loyal students that continue to renew their own contracts. I am currently employed by Edwards Lifesciences, who just released a major press release on the results of the PARTNER clinical trial, which will change the way the world views aortic heart valve replacement surgery. I'm one of the 2 statisticians working on this project, in addition to our other projects. This is my primary job. My gross income is just over 100K USD, and the company is very stable, so there's a low probability of being laid off in the coming months. The school is already experiencing profit, which has steadily increased since we opened our doors June 1, 2010. I've managed to make it this far, without help. But I need help now. I wish I could say I'm the single mom that was able to do everything on her own. Now I wish I could be the single mom that says the lending club investors have given her and her son a fighting chance to stay ahead of the game. Will you please help? Thank you for your interest!!! It is greatly appreciated, beyond what I can say Borrower added on 09/29/10 > I am so blessed to be able to participate in this wonderful community! I have always supported my friends and family, both emotionally and financially, without ever asking for help in return. This is the first time I've ever asked for anything, and I have no words to describe how incredibly fortunate I feel over the response I've been receiving!!! I hope you all make money off of investing in me, aside from me paying back the loan and interest. You have all been truly amazing!!! I'm crying. I never cry!

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	3
Revolving Credit Balance:	$5,168.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Edwards Lifesciences and where did you work prior to that?	I'm a senior biostatistician at Edward's Lifesciences, which was my position at my previous company. I perform statistical analyses in the Transcatheter Heart Valve Clinical Affairs department, write statistical sections in protocols and clinical study reports, analysis plans, and work across a multitude of different departments within Edwards. I have a masters degree in Biostatistics, as well as a bachelors degree in Mathematics and Computer Science.
What was the reason for the delinquency three months ago?	The delinquency was due to an oversight in payment. I typically pay this particular credit card off every month, and keep a financial spreadsheet of bills, with due dates, balances, and payment amounts, on a month-to-month basis. This particular one had slipped my "radar", since I typically pay it off at the end of the month when it's used.
For what purpose are you seeking these funds?	I recently opened up a small business, and used my own capitol to put into the start-up costs. This loan will act to consolidate the rest of any startup costs, until I am able to secure more profit margin in the investment. Currently, my profit margin is around 15%, which is good for the first quarter. I am currently also employed full time with Edwards, which will continue to be my primary income indefinitely.
What's the small business you started? Industry? break even date? Total invested to date? How do you sell? If you had to scrap the business for cash at an auction could you still pay off this debt from Lending Club and avoid it hitting your credit score and having us lose our money? Thanks.	please review my profile and previous answers again, to get your answers to these questions
Hi Couple of questions: 1. ) What kind of business is this - is it related to your job or a new field ? What is the cash-flow for the business ie. the losses & profit (if no profits yet then breakeven point)? 2. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations and please highlight the debts/credit-cards that are going to paid off with this loan. 3.) Please list your take home pay, savings, all your households' expenses including if any tax liens, alimony & child-care expenses including rent/mortage, home-maintenace, home-insurance? Tx	1) this business is not related to my field, which is why i stated in my previous communication that at no time will I stop my work at Edwards. I opened up this business with a mutual business associate. also in my previous communication, I have already seen a 15% profit margin. that means my ROI has already reached 15%. i.e. the profit on the current business, minus all monthly expenses, is 15%. 2) no thank you. this is all included in the credit history that was provided when i signed up and was pre-approved with the lending club. if you have questions regarding my FICO score, you can contact lending club and their criteria for acceptance. my current score is 656, which isn't the greatest, but it's pretty good.
It's hard being the parent of an autistic child, especially as a single mom. Good luck to you, and please don't default! I have a high regard for statisticians as well.	I won't default. That's why I'm getting this loan. I don't default on my financial obligations. I'm starting to see some of my bills falling behind due to the unexpected start-up expenses, and after months of trying to come up with an alternate solution, this seemed to be my best recourse. I'm hopeful. Thank you so much for your comment!!!!
What kind of martial arts school is it, and is it a franchise? Where is it located? What is your target audience for the school?	The school teaches TaeKwonDo, but also teaches other forms, such as Aikido, and olympic style sparring. This is located where I live, in Corona. Our target audience is anyone who wants to improve their lives through martial arts, ages 4 to 100. We are not a franchise, however the lead instructor, my business partner, has over 15 years in this art, and has taught for close to 10 of those years. We have already won several tournaments, and have an invitation to the international competition coming up this November.
How many paying students do you have?	Currently we have 32 paying students. Our business prospectus/plan stipulated on average about 20 paying students was needed to reach our break even point, which was achieved at the end of our first month in operation.
I'm investing in you. You application explained all I need to know and lenders need to read the ap before asking applicants to repeat themselves. Good luck to you and your family.	Thank you so much!!! Your words mean so much. I was taken back a bit early on in this process when I saw questions that asked me to duplicate my already addressed responses in my application. Thank you for noticing that!!!
From one single mom to another, hang in there. If my funds transfer in time, I'll add my two bits. In five years when your loan is paid off and you have switch sides to become and investor, I'll look for your questions (you get to know the "regulars"). Good luck to you either way.	oh thank you so much!! Yes, I very much would like to pay this generosity forward. I'm so thankful for all the investors, and for the lending club for creating this. I really hope this isn't one of those "too good to be true" deals

Member Payment Dependent Notes Series 583181

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583181	$16,000	$16,000	11.86%	1.00%	September 30, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583181. Member loan 583181 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Red Blossom	Debt-to-income ratio:	14.63%
Length of employment:	4 years	Location:	CAMARILLO, CA

Home town:
Current & past employers:	Red Blossom
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,772.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Red Blossom and what do you do there?	It is a Strawberry Shipping Company throughout the USA. We have berries in CA, FL, and MX. I am in control of all the shipping at the coolers we ship from and the after hours phone calls all come to me. We have a website if you would like to check it out. Red Blossom Strawberries.

Member Payment Dependent Notes Series 583194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583194	$13,000	$13,000	17.93%	1.00%	September 29, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583194. Member loan 583194 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Malvern Service Corp.	Debt-to-income ratio:	10.00%
Length of employment:	3 years	Location:	Pasadena, CA

Home town:
Current & past employers:	Malvern Service Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	44
Revolving Credit Balance:	$13,901.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Malvern Service Corp. and what is your job there? And can you list the amounts and interest rates for the debts you are wanting to consolidate? Any hope or plans to buy a home in the next few years?	Malvern Service Corp. is a syndicator of real estate for investors that has been in operation since the 80's. I am an accountant there.
Please contact Lending Club (support@lendingclub.com) and send them your income verification documents (pay-stub, etc.). After verification, I will be happy to contribute! Thanks!	I spoke with a customer service agent at Lending Club who informed me that income and employment verification is performed during the credit review. Thus, an "Approved" Credit Review Status indicates that the stated income has been verified.
can you answer to the first question in the post by member 573352 ==> And can you list the amounts and interest rates for the debts you are wanting to consolidate? Any hope or plans to buy a home in the next few years?	I understand your need to know as much about a debtor as possible before lending money. However, I did not provide an answer to the rest of the questions because I was not comfortable posting a breakdown of my debt and my financial plans in a public forum. This is something I should have stated in my initial answer. Nonetheless, I will say that the highest interest rate I am paying on any of my credit cards is 29.9%.
Member_749427, I realize that the questions here may seem intrusive at times. Many investors read the answers and decide which notes (loans) to invest in based on what the Borrowers say in their answers, since as investors we do not have access to all of your application, and do not even know your name. Generally speaking, the more information provided (without including anything that would compromise your identity), the faster loans are 100% funded. I hope that clarifies things a bit!	Thank you for your response.

Member Payment Dependent Notes Series 583291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583291	$8,000	$8,000	11.86%	1.00%	September 30, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583291. Member loan 583291 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Sensiba San Filippo, LLP	Debt-to-income ratio:	20.90%
Length of employment:	3 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	Sensiba San Filippo, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I'm a tax accountant in a very stable industry for those of you who may have concerns.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,568.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	Plane tickets to Vietnam for my mom and I. I plan on taking two weeks paid vacation and two weeks unpaid just to save some vacation for summer. I am borrowing some extra cash just in case I run low during the two weeks of unpaid vacation.

Member Payment Dependent Notes Series 583463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583463	$18,250	$18,250	10.75%	1.00%	September 29, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583463. Member loan 583463 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	FELIZ & ASSOCIATES INC	Debt-to-income ratio:	24.23%
Length of employment:	6 years	Location:	YORBA LINDA, CA

Home town:
Current & past employers:	FELIZ & ASSOCIATES INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > I'm hoping to pay off my credit card debt and some day own a home.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,842.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you do for feliz & associates?	I do income tax returns and bookkeeping for Feliz & Associates.
Would you list all your debt and include the interest rates for each?	Please see my reply to "desk8149". They asked a similar question. Thank you.
What are the rates and amounts of the debts you are going to be consolidating with this loan? What are your monthly expenses other than debt?	Please see my reply to "desk8149". They asked a similar question. Thank you.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	The following credit card debt I plan to pay off is as follows: B of A $9,650, 13.24%. Capital One $1,700, 17.90%. Banco Popular $2900, 19.99%. Wells Fargo $4000, avg rate 20.99. I have more debt but the interest rates are lower. My monthly expenses are: $1340 rent, $80 insurance, $120 phone & utilities, $80 gas, $200 food, and no car payment or childcare. Yes, I am the sole wage earner.
your Revolving Credit Balance is $31,842.00. You are asking for 18K, is your credit card debt only 18k and what is the remaining?	According to my records, my revolving credit balance is $26,000. I don't know what the discrepancy could be. I requested $25,000 from The Lending Club but was approved for less. Some of my credit card debt is at a limited time offer of 0% and other debt is at a lower interest rate than the Lending Club rate, so I won't be using the loan for those.

Member Payment Dependent Notes Series 583522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583522	$6,300	$6,300	10.75%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583522. Member loan 583522 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,532 / month
Current employer:	Scientific Research Corp.	Debt-to-income ratio:	16.55%
Length of employment:	4 years	Location:	La Mesa, CA

Home town:
Current & past employers:	Scientific Research Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,935.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Scientific Research Corp.?	I am a Systems Analyst.
What are the rates and balances of the debts you are refinancing?	The rate is 23%, and the balance is $6,192.84.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Several things have occured to motivate me to reduce my debt. Among them my desire to purchase a home. Reducing my credit debt, will in turn increase my chances of getting a home loan. Also, I have plans to marry in the very near future. Again, reducing my debt increases my ability to provide for my wife and new household..

Member Payment Dependent Notes Series 583536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583536	$15,000	$15,000	11.86%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583536. Member loan 583536 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Davis Miles	Debt-to-income ratio:	1.78%
Length of employment:	2 years	Location:	CHINO VALLEY, AZ

Home town:
Current & past employers:	Davis Miles
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > Solar Pannels Borrower added on 09/23/10 > We plan to use the funds for major purchase of solar system. I am an attorney. We are good borrowers because we believe in paying off debt. We have paid off debt in amount of $63K and I have no student loans. We have 1 credit card with $77 monthly payment and mortgage of $1010 (with taxes and insurance). I have not included my husbands income in this loan. While we have been saving on average $2,500 to $3K a month, we would like to get loan to make our purchase sooner to take advantage of tax incentives. We look at this loan as the car payment we do not have. We drive paid for cars. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,703.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage (included taxes and HO): $1010.08 Electric: $150 Phone/Cable/Internet: $150 1 Credit card: $77 Car Ins: 0 ($250 6 months and paid for) No water bill or sewer: well and septic No car payment Food: $250.00 month (cook from scratch, rarely eat out) **** I have also not listed husbands income for this loan application. Just my income.
What is your husbands income. How much do you owe on your house, and what is it worth?	Recently purchased for $150K. Appraisal value $167K. Lending club credit review responded to me regarding adding husband income as follows: "We only do personal loans. Thus, we can only factor your sole income."
can you describe the solar project? is it PV or hot water? how much will it cost? what is the credit and what do you think your returns will be on saved energy on an annual basis versus your post-credit cost?	I am at work (it is busy today) and don't have all our research and am unable to provide a more detailed answer as to break down or costs. There are federal and state tax breaks, as well as, electric company rebates. We are also able to sell back electriclty to our power company. Depending on the month, the selling back power to our electricly company will either give us a surplus to apply to other months (therefore no electric bill for the month) or we will have a small electric bill. I don't have the break down costs with me, I am sorry I am unable to give you a more detailed answer.

Member Payment Dependent Notes Series 583558

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583558	$10,000	$10,000	13.23%	1.00%	September 30, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583558. Member loan 583558 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Duker and Haugh Funeral Home	Debt-to-income ratio:	6.52%
Length of employment:	10+ years	Location:	Quincy, IL

Home town:
Current & past employers:	Duker and Haugh Funeral Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > Purchased a HVAC Business in February. My son is being called to serve our country. I am in need of this loan to assist with the hireing of an employee till my son returns. I want to thank you for allowing me to apply.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,147.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Duker and Haugh Funeral Home?	Type your answer here. I am a Funeral Director and Embalmer.
You may want to tell lenders what you plan to do with the loan.	Type your answer here. I purchased an established Heating and Cooling business in Feb. of this year. I am in a National Guard Combat Unit and have been notified that I will be deployed to Afgan shortly. What I plan to do with the loan is to use this money as a lilne of credit to assist with any short falls while the company adjusts while I am serving my and our country. I am very honored to serve my country but I also want to come home and contuine working my business. God Bless the U S A. Thank you

Member Payment Dependent Notes Series 583580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583580	$8,500	$8,500	15.95%	1.00%	September 29, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583580. Member loan 583580 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	WARREN LAWN CARE	Debt-to-income ratio:	20.49%
Length of employment:	9 years	Location:	HELENA, AL

Home town:
Current & past employers:	WARREN LAWN CARE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > This loan is to help pay off my two credit cards, and pay for my honeymoon. Thank you so much!

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	27
Revolving Credit Balance:	$4,850.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the rates and balances of the credit cards you are repaying? Your credit report shows only $5000 in balance, but you're requesting $8500. Also could you explain the delinquency about 2 years ago?	Yes that is correct, but I wanted to finish paying for my honeymoon since my parents could not help. Hope that helps.

Member Payment Dependent Notes Series 583585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583585	$18,000	$18,000	11.49%	1.00%	September 29, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583585. Member loan 583585 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,902 / month
Current employer:	Jackson Health System	Debt-to-income ratio:	6.84%
Length of employment:	10+ years	Location:	Miramar, FL

Home town:
Current & past employers:	Jackson Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > I am an ASCP certified, Florida Licensed, Medical Technologist (I do testing in the lab to identify illness) and help in diagnostics and prognostic. Bears 2981.98 28 % Chase Card 3,484.83 15 % Chase Card 2678.17 13% Dillard 3153.66 27.24% Macy’s 2100.00 28% Credit Union 4665.72 10% Borrower added on 09/21/10 > Some of the debts accrued from getting green star appliances/AC to cut cost and reduce energy consumption. I also had to do some expensive car repairs. -credit card monthly payment $ 750 -Other expenses $ 2,500 I intend to keep the loan to full term. Borrower added on 09/25/10 > I am not the sole wage earner. Household income is $153.000.00. I have retirement account, but it will be heavily penalized if I make any withdrawals, and will make us over the tax bracket, which might result in paying way more taxes at the end of the year. Borrower added on 09/25/10 > My home has depreciated. Thus, there is no equity.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,384.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Jackson Health Systems (2) Transunion Credit Report shows $10,384 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is ~ $8,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Some of the debts accrued from getting green star appliances/AC to cut cost and reduce energy consumption. I also had to do some expensive car repairs. -credit card monthly payment $ 750 -Other loans/expenses $ 2,500 I intend to keep the loan to full term.

Member Payment Dependent Notes Series 583590

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583590	$25,000	$25,000	20.53%	1.00%	September 30, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583590. Member loan 583590 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Ellerbe Beckett an AECOM Company	Debt-to-income ratio:	21.13%
Length of employment:	3 years	Location:	RANDALLSTOWN, MD

Home town:
Current & past employers:	Ellerbe Beckett an AECOM Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,946.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the nature of your small business?	The nature of my small business is Kitchen & bathroom remodelling, complete home renovations and exterior restoration projects ie refurbishing brick and mortor, stucco surfaces, repairing concrete sidewalks, bridges etc.
What are you going to spend the money on. What colateral (?) do you have to ensure I will be repaid? Is there any other income coming into your house, business, etc? Please elabrate as to the other debts (amount, % in interest, etc.	The money is working capital for my small business and to help cover payroll. The small business that I run is for complete home renovations, remodel of kitchen and baths. Sorry no colateral, but I do have an emergency reserve of 20K in my 401K. I have personal debt from running my business prior to the formal filing of the LLC. Yes, I am employed with Ellerbe Beckett an AECOM Company, my position is electrical project engineer. salary is 100K per year business salary is 3K a month. My wife earns a salary of 45K per year. My credit is good and my debt with credit cards payments per month is $2500 per month interest rates may vary but all are paid on time. I have even established a few small credit cards in my small business name to help establish business credit. Pleae note that in the event business goes bad I will give a personal guaranty to continue to make monthly payment until loan is paid back.
with so much income, why do you need this loan?	Well my income is used to provide for the family and personal debt. I have a new business that requires working capital i.e. payroll,accounts payable and business insurance(s) etc. I have invested startup money for a total of 18K and have depleted all cash on hand. Further more as all the business plan teachers out there state personal & business funds should be completely separate. So in short the loan is for working capital for my complete home renovations and kitchen & bath remodelling business

Member Payment Dependent Notes Series 583656

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583656	$25,000	$25,000	18.30%	1.00%	September 30, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583656. Member loan 583656 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,583 / month
Current employer:	verizon	Debt-to-income ratio:	23.30%
Length of employment:	10+ years	Location:	poughkeepsie, NY

Home town:
Current & past employers:	verizon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > this loan is to consolidate credit card bills i make a very good income to pay this loan Borrower added on 09/30/10 > Thanks to everyone who has so far funded this loan. I would love to get the full amount.Please continue to fund this. I will have no problem paying this back.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1983	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	74
Revolving Credit Balance:	$43,035.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer VERIZON? (2) Transunion Credit Report shows $43,035 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I'm a manager with verizon no home equity line of credit paying 1400 each month for all credit card and debts i will keep this load for 5 years
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	exxon-2500 sears 3200 home depot 1500 lowes 3000 chase 900 macys 1200 juniper 3500 4000 to citibank
What do you do in your job with verizon?	manager for 32 years
What are the debts that won't be paid off with this loan?	chase credit card and part of citibank credit card
what sort of manager are you? like, how many ppl do you supervise, what roles do they have, etc	i am a field manager i supervise 200 people the people are technicians in the field
It seems that your list of debts is incomplete, or maybe the amounts are incorrect? What am I missing?	everything is correct on the credit report nothing is missing
- What is your monthly budget? Please list your expenditures. - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	monthly budget is 3600 with includes mortgage and credit card bills i save 800 each month balances total are 43000 and pay 1200 each month using loan to pay off bills will reduce debt
The total debts you listed do not match the total debts on your credit report. Please list all of the debts? Thank you in advance.	the debts on credit report are correct the ones i listed are the ones i am paying off with the loan
your debts listed add up to $19800 you are asking for $2500 where is the other $5k going? Also your RCB is $43k what is the other $23 K of debt listed?	it's a chase credit card that the balance of the loan will go to
If you give people a very clear response and you will get more $, for instance, list the exact amounts owed, interest rates, monthly payments, which ones you'll pay off with this debt. List one debt per line, like - chase, $10,000, 20%, $200 payment. - sears, $5,000, 10%, $100 payment. Don't put them all in one line. Also if you could say more precisely what your job is; you supervise 200 people, what exactly do they do? Do they all report to you or are there managers between you and them? Who do you report to?	Chase $900 will pay off $25 month payment Old Navy $1250 will pay off $65 month payment Sears $3200 will pay off 100 month payment Dicks 1500 will pay off $52 month payment Home Depot $1500 will pay off $50 month Lowes $3800 will pay off $113 month Macys $1200 will pay off $45 month payment Mobil $2500 will pay off $78 month payment Goodyear $550 will pay off $25 month payment Citibank $16000 $350 month payment will use balance of loan towards this I'm a field manager for Verizon. I supervise field technicians. The repair and install high speed data lines.All the technicians report to me. I report to a district level manager.
How did you get into debt	I was helping a family member out who was really sick. I paid alot of there bills. This caused myself to get into debt.
OK, thanks for all the great info. The only thing I don't quite get is how you could have 200 people reporting to you directly. How exactly do you manage them? Do you speak to each one daily?	They go to work on there laptops. I don't see them everyday. If I need them, I call them. It works out well.

Member Payment Dependent Notes Series 583711

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583711	$15,000	$15,000	16.82%	1.00%	September 30, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583711. Member loan 583711 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	leggett & platt	Debt-to-income ratio:	15.28%
Length of employment:	7 years	Location:	centre, AL

Home town:
Current & past employers:	leggett & platt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > pay off credit cards

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	80
Revolving Credit Balance:	$13,347.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	discover card 2222.88 16.99% union plus 9994.03 22.99% capital one 1431.92 17.9% all will be paid
What do you do at leggett & platt?	bench mechanic metal fab work
My questions: (1) What is current position (Job/What you do) for employer Legget and Platt? (2) Transunion Credit Report shows $13,347 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	bench mechanic metal fab work no home equity 400.00 cc 4 to 5 years
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	utilities - 300.00 mo 400.00 per year ins phone and internet 100.00 cell 100.00 300.00 mo food gas no mortgage
Where do you live that you have no rent or food expenses? How long do you pa to live there? 2.Are you the sole wage earner?	i live with brother and sister in law . i pay utilities they buy the food.
Do you plan to live with your brother under this same arrangement for the life of this loan?	yes

Member Payment Dependent Notes Series 583745

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583745	$24,250	$24,250	11.49%	1.00%	September 30, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583745. Member loan 583745 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Fifth Third Bank	Debt-to-income ratio:	13.94%
Length of employment:	< 1 year	Location:	OLDSMAR, FL

Home town:
Current & past employers:	Fifth Third Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > We are looking to consolidate debt in order to get back on track with our retirement savings within the next few years. Both of us have excellent employment and credit.

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,779.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are the interest rates of the debts you are consolidating?	14.99%, 12.99%, and 15.24%
I am interested in funding your loan. Can you verify your income?	Yes. All of our income is W2, and recent paystubs can verify our base income. Potential year end bonuses were not included in the income figure provided.

Member Payment Dependent Notes Series 583754

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583754	$20,000	$20,000	10.38%	1.00%	September 30, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583754. Member loan 583754 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Kenney Steel corp	Debt-to-income ratio:	15.48%
Length of employment:	10+ years	Location:	Lyndhurst, NJ

Home town:
Current & past employers:	Kenney Steel corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,655.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My rent is $1400.00. I pay $700.00 and my finance' pays the other $700.00. I own my own Mercedes Benz. My insurance is paid by my employer and myself at $3.26 a year. ( I had the same policy since I was born). Phone cable and internet $125.00/month, Food approximately $100.00/week. No childcare and no gym, tuition for my child 110.00/ month.

Member Payment Dependent Notes Series 583781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583781	$7,675	$7,675	17.93%	1.00%	September 30, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583781. Member loan 583781 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Erickson Retirement Community	Debt-to-income ratio:	13.04%
Length of employment:	1 year	Location:	Dearborn Heights, MI

Home town:
Current & past employers:	Erickson Retirement Community
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list your your debts along with their APRs. Please get your income verified with Lending Club. If you do you your loan is much more likely to be funded. thanks!	Debts: Personal Loan: $3750 Car Loan: $1280.79 Credit Card 1: $1081.00 Credit Card 2: $600.00 Credit Card 3: 400.00 I don't know how to get my income verified with Lending Club.
What is the purpose of the loan? What debt are you consolidating? Are you maxed out on your credit cards? What will you do to make sure you pay? Do you have a exfessive spending issues?	The purpose of the loan is to pay off other debts which are mentioned in my answer to a previous question. Most of my credit cards are maxed. I will pay this loan as I have been paying other debts on time. I have never been late on paying any of my debts as proven by my credit history.
What's the APR of each debt? To get your income verified, call Lending Club. Go to "Contact Us" link at the bottom of the page.	APR is between 16% and 29% I checked with Lending Club and the answer is not to send any documents until asked to do so
From looking at the personal information I find nothing to inspire me to help. I would like to but there is just enough assurance here. I am surprised that lending club would give you that information because every lender that sees this think like I. I strongly suggest that you read other borrowers information and go from there and also, If I were you I would contact L.C.again. You still have 4 days and that should be enough time to get the amount you reqested.	I don???t need to read other information about other borrowers, I put my own information and got approved for certain amount based on certain criteria including my credit history, if you think this is not enough and you should not help I respect your opinion, but I am not going to change anything or lie to impress you or others, thanks
What do you do for Erickson Retirement Community and where did you work prior to that?	I work there as a charge nurse Prior to working there I worked as correctional nurse

Member Payment Dependent Notes Series 583839

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583839	$12,000	$12,000	16.32%	1.00%	September 30, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583839. Member loan 583839 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Estes Express Lines	Debt-to-income ratio:	14.88%
Length of employment:	1 year	Location:	RICHMOND, VA

Home town:
Current & past employers:	Estes Express Lines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > As more details for my loan request: this is to consolidate credit card debt and another personal loan into one monthly payment, so I may begin to pay ahead on it and get rid of my debt. I have been aggressively paying down debt so far, and this will allow me to take one of the largest chunks and get it all in one place. Then, any extra funds I have can be pushed towards it. I know I have a high debt load. That is something I am working to address, because I did make a few bad choices earlier in my life. However, I have never made a late payment on any loan or credit card. I take pride in the fact that I live up to my side of an obligation, and I always do that anytime I borrow money. I hope you will consider funding my loan. In addition to earning a steady capital return for yourself, you will be giving me an opportunity to correct some of my past mistakes, payoff my debt at a more aggressive pace, and become less stressed! I really appreciate LendingClub and its investors. Thank you for taking a look at my loan.

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,820.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Estes Express Lines and where did you work prior to that?	I am an Analyst there, in the Pricing department. I have worked at this company for 1 yr 2 mo now. Before that, I was a manager at a UPS Store location. I also maintain a second job as a part-time Webmaster for a local company. I did this because I am getting serious about paying off all of my debt and beginning to save more money. My income comes from these two sources.
Can you break out your debt for us? Is there any other household income not listed above?	Thank you for your question. I do not feel comfortable going into too much detail. In brief, remaining debt includes student loans @ $30k (over 25 years) and an auto loan @ $17k (over 6 years). The monthly payments are manageable - the reason I am seeking to consolidate everything through a personal loan with LendingClub is so I can begin to accelerate payments on my debt. I do have some miscellaneous income besides what is listed on LendingClub.com - this is from odd jobs and other temporary work I might perform which does not offer a W-2 or payment stub. This miscellaneous income ranges from $1000 - $8000 per year, it just depends on how busy I am. Hope this helps. Thanks for taking a look.
You have 2 recent (within the last 6 months) inquiries on your credit report. In each case, what did you apply for and were you approved? In each case, how much did you borrow and how much are you allowed to borrow total?	Thank you for taking a look, and for your question. The first inquiry was my first try at a new LendingClub.com loan, before my income increased. The second try was for (successful) financing of a vehicle purchase, as my old car had died. I would have purchased a very cheap used vehicle, except I still had a loan balance on my "old" car (a 2005 Chrysler; I don't intend to make the mistake of purchasing a Chrysler vehicle ever again, and went with a Toyota this time around). In fact, a large portion of my credit card debt is due to repairs on the Chrysler over the past 1.5 years, up until I got rid of it. Thank you, again, for taking a look.

Member Payment Dependent Notes Series 583874

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583874	$18,000	$18,000	10.38%	1.00%	September 29, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583874. Member loan 583874 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	WCA Hospital	Debt-to-income ratio:	15.27%
Length of employment:	10+ years	Location:	JAMESTOWN, NY

Home town:
Current & past employers:	WCA Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	63
Revolving Credit Balance:	$8,918.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at the hospital? How long have you been employed there?	Hello, I am the Public Relations Rep at a 350-bed acute care hospital with a 100 million dollar operating budget. I have been employed at the community hospital for 32 years in different professional positions throughout my career. My main responsibilities are marketing and directing the public relations for the hospital. Thank you . . .
can you verify your income? Also, what are the interest rates of the debts you are consolidating?	Can I can verify my income. Would I have to submit a paystub? The current interest rates of the credit card debts are 13%, 11%, 9.40%. It is my intention to payoff all of these separate accounts into one monthly payment that will be paid off in 36 months. Thank you.
What are the balances you intend to pay off with this loan? After you pay down these balances, will you be left with any other debt (other than your mortgage)? Do you intend to close any of the revolving accounts to avoid further debt?	Citi Bank: $7,490. Chase, $6,476. Juniper, $5,500. I do not have to pay the mortgage; my husband earns $100,000 per year and pays household bills. The $3,000.00 on the fact sheet is my earned income. I pay the extra needs of running the home, entertainment, food, church, donations to community. The balances on two of the cards were used toward a wedding we held this past August. Thank you for your consideration.

Member Payment Dependent Notes Series 583913

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583913	$20,000	$20,000	10.75%	1.00%	September 29, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583913. Member loan 583913 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,545 / month
Current employer:	Tinker Air Force Base	Debt-to-income ratio:	21.83%
Length of employment:	10+ years	Location:	Del City, OK

Home town:
Current & past employers:	Tinker Air Force Base
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,530.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tinker Air Force Base?	I do electrical repair.
Re: Your loan application; DoD Employee. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 10 years. Future intentions are to: Extened enlistment? Reenlist? Stay for 20-years and qualify for military retirement pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	I am a civilian employee (WG10-5) Electrical Equipment Repair for the Air Force.
Are you military? Rank? ETS?	I am a civilian employee for the Air Force.

Member Payment Dependent Notes Series 583948

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583948	$8,000	$8,000	13.98%	1.00%	September 29, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583948. Member loan 583948 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	federal government	Debt-to-income ratio:	6.07%
Length of employment:	5 years	Location:	ERIE, IL

Home town:
Current & past employers:	federal government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > I plan to use the funds to buy a small RV for my family to enjoy. I have a very stable job with the government that i have been with for 5yrs now. Borrower added on 09/20/10 > I am a Marine Machinery Mechanic for the Corp Of Engineers.

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,288.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the federal government?	I am a marine machinery mechanic.
My questions: (1) What is current position (Job/What you do) for employer Federal Government? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	i am a marine machinery mechanic for the corp of engineers. I really only plan on having this loan active for no more than a year. Thank you
what does a marine machinery mechanic do? do you work on a lock system, a ship, etc? are you in a shipyard, on a dam, etc. thanks	I serve as an engineer on a motor vessel.
Do you any other household income not listed above?	Yes I do total house hold income a year is 86,000.

Member Payment Dependent Notes Series 584107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584107	$10,000	$10,000	11.12%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584107. Member loan 584107 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Shercon, inc.	Debt-to-income ratio:	2.85%
Length of employment:	3 years	Location:	Newhall, CA

Home town:
Current & past employers:	Shercon, inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Personal Loan for vacation and home renovation.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,843.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Shercon, inc.? What is the home renovation you are doing?	I am a Design/Project Engineer. We manufacture rubber products here at Shercon, Inc. I take the new project from quoting stages to the production stage. This include, designing the part, Designing the tooling and manufacturing process of the rubber products. At home, I am planning on changing the carpets.
Won't your landlord pay replace the carpets?	No, i will have to as i am getting a low rent for extended period of time. Please call me @ 562-480-7452 if you have further questions. Rohit

Member Payment Dependent Notes Series 584180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584180	$16,000	$16,000	11.86%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584180. Member loan 584180 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Insight Enterprises Inc	Debt-to-income ratio:	12.74%
Length of employment:	2 years	Location:	Maricopa, AZ

Home town:
Current & past employers:	Insight Enterprises Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > My mom needs a heart surgery and this money will be used to cover that.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,445.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Can you get your income verified by Lending Club?	I would think this is already verified by Lending Club.
When someone's income is verified there's usually a green check by the amount isn't there? I don't see it next to your income amount.	I had called Lending Club and asked them about verification of income. They said since my application was Approved that they have done the verification. Thankyou for your interest in funding my loan. I truly appreciate it.

Member Payment Dependent Notes Series 584192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584192	$17,500	$17,500	16.32%	1.00%	September 30, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584192. Member loan 584192 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,656 / month
Current employer:	n/a	Debt-to-income ratio:	20.98%
Length of employment:	n/a	Location:	KENT, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > My mother has colon cancer. I do not have to pay any medical bills. However, I have been and will help her through daily issues. I feel I am a good borrower because I have always paid my bills on time and my credit rating is good. I am retired. I own my trailer. My lot space is $450.00 per month. My income is from my IRA and my pension. The total income combined is 43,000 a year. This total is locked in for two more years (until I reach the age of 59 1/2).

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,802.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
And you think you will be just fine paying an additional $618 a month on a new loan? That is a large jump for someone with a fixed income...	I know I will be able to handle this loan for two years under a fixed income. Year three I will not have a fixed income. My Home Ins., IRS, and GE Money Bank bills being paid off by January will also help but I don't look at this as essential. I understand your concern but I have thought this out carefully. Thank you for you interest, Allen L. Perry

Member Payment Dependent Notes Series 584238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584238	$25,000	$25,000	10.75%	1.00%	September 29, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584238. Member loan 584238 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	17.18%
Length of employment:	10+ years	Location:	Newport Beach, CA

Home town:
Current & past employers:	Los Angeles Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Pay of credit card debt. I am paying approximate 1700 per month and feel that i could pay it off much more quickly. Borrower added on 09/20/10 > At $1,000 a month payment, I would pay it off quickly and still have more discretionary income.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,542.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My rent is $1700 per month but I have a roommate who pays me $850. I pay about $110 per month in utilities, $135 per month cable, no car payment. I pay about $50 per week for gasoline. Car /renters insurance is $70 per month. No other bills beyond my crdit card payments which would be taken care of by this loan.
What do you do for the school district? How long have you been employed by the District?	I am an investigator in the Office of the Inspector General. We investigate waste fraud and abus within the District. I have been here since Janaury 12, 2000.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	I have already listed my expenses. I accrued the balances on my credit cards the usual way, unexpected expenses such as car repairs, too many meals out. I have no savings or investments other than my retirement fund with CALPERS. I have also noted that I have a roommate who pays $850 per mont toward my rent of $1700 per month. I also do a little PI work on the side but that only totals around $1,000 per year. My interest rates on my credit cards runs from around 6.5% to 14.5%.
Your loan request is for 25k but your Revolving Credit Balance $16,542.00 would you explain the difference?	I have two accounts with Bof A, one credit card for approx. $12,500, the second is a line of credit $4,600. I have a crdit card with Juniper $ 4,200 and a card with Simnmons $4,600.
Your loan request is for 25k but your Revolving Credit Balance $16,542.00 would you explain the difference?	You asked this question twic, see my last answer.

Member Payment Dependent Notes Series 584242

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584242	$20,000	$20,000	16.82%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584242. Member loan 584242 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Northern Trust	Debt-to-income ratio:	13.71%
Length of employment:	4 years	Location:	Denver, CO

Home town:
Current & past employers:	Northern Trust
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I'm using this loan to pay off my debt. The current interest rates are too high for me to make any type of progress in reducing my debt, and that is my goal. I want to get all of my debt paid off.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	44
Revolving Credit Balance:	$40,697.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Northern Trust Co? (2) Transunion Credit Report shows $40,697 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am an Investment Consultant, so I am a hybrid between a Portfolio Manager and a Stock Broker. There is indeed a HELOC attached to my residence. Mortgage excluded ($1650/Month), I'm paying over $1,000/month in debt alone, and I can't work it down. Which is why I am seeking a loan. I selected the 5-year term because the payment was lower, but I do have every intention of paying this off over the next two years. I was just promoted to Investment Consultant, and come the first of the year, I am due a rather large increase in salary which will definitely help me pay off this loan earlier.
What was your delinquency 44 months ago?	Not sure
What are the rates and balances of all your credit card outstanding debt? What is the rate on your HELOC now? Thx.	HELOC balance is 17K, with a rate of 14.99%, and the total balance of my credit card debt is roughly 22K with an average interest rate of 22%, with only one card being below 15%
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Mortgage - $1,650 HOA - $262 Debt - $800-$900 Energy - $74 Insurance (Home and Auto) - $140 Phone - $100 Internet, TV, Phone - $100 Gym - $20 Food - $250-$500 2. $10,500 - 22% $4,500 - 19% $3,000 - 23% remainder used to pay off card with balance of $4,000 - 16% 3. Yes, I am the sole wage earner

Member Payment Dependent Notes Series 584264

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584264	$25,000	$25,000	21.64%	1.00%	September 30, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584264. Member loan 584264 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,917 / month
Current employer:	Housing Investments Inc	Debt-to-income ratio:	20.74%
Length of employment:	10+ years	Location:	Arlington , MA

Home town:
Current & past employers:	Housing Investments Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Borrower added on 09/12/10 > Borrower added on 08/15/10 > Green Eco Business that has existing contracts and sales with Major Hotel chain and other business in Boston. We supply 100% recycled materials to businesses that wish to switch to becoming a green business. We work with the EPA Waste Wise Program and also get certifications for these business that use and buy our products. We supply sustainable goods that effect our Eco and waste systems. We are seeking a 25K loan for expansion as we have 6 over 400 room hotels that want our products in them and we are about to get a major airport as well. The funding is for stock and to hire 2 more sales reps, and because we are a new business our manufacturer is requiring COD for the first 1yr. of our shipments. We have been in business now for 7 months and have made a steady small profit which we put right back into the company. We have a web based sales launch planned for next March as well to bring these great products to the everyday consumer. I personally use all the products in my home. I would appreciate it if you could fund this loan as there are so many outlets for us to sell our products and make this world more green and better with the use of these products to help continue sustainability in our Eco and waste systems for the future. The bank loved our business plan but denied our loan because we were a start up, the catch 22. We have as I have said several National Hotel chains as clients, the airport deal will be done by October 1st and We as a company are growing rapidly and can sustain this loan. Our products are made from a process that is made of and from the bi products of sugar cane. We do paper products, 100% safe cleaners and everything even a restaurant can use for there take out products. I thank you for all of your investors that use this service and request that you fund our loan. Thank you. We were on the website before, but removed due to a processing glitch in verifying our 4056 form. At that time all of you wonderful people had almost funded our loan request to 100%. We have reposted and ask that you continue to fund us to 100% as it was a glitch with the IRS with processing time to just verify our taxes which has been done now. Again Thank you for everyone that will be funding this loan. Also we have secured another hotel that wants to go and be GREEN in the mean time, while this processing was taking place. Thank you all again very much. Add more details to your loan description:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90,633.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a business loan, can you give us some additional details on the products you sell?	Yes I can. We sell green products that are made from recycled sugar cane and the by products of that process. We sell everything that goes into the sustainability of a building, business or home. Paper towels, Bath tissue,Boutique tissue, Garbage bags and liners, Paper cups, Plates, Cutlery, Cleaning products, take out trays for restaurants. We work with the EPA Waste Wise program, and businesses and buildings that use our products in them can become EPA certified and as well LEEDS certified. In order to get that type of certification for a building or business you have to have green products in your sustainability as all of our products meet the EPA green standard. We have an 80 product catalog. I do hope that answers your question. Please fell free to ask more.
What is Housing Investments and what do you do there? What is your plan to pay this loan *if* the expansion doesn't go as quickly or pan out as you predict? I like the idea of your business a lot.This is an investment so lenders are interested in your backup plan if needed. Thank you!	They are two separate businesses and YES I will be staying at Housing Investments Inc. But being there does create contacts for me to further develop and grow the Green business.
A very neat idea. I am most certainly interested in funding your loan, but will you please take time to answer the second question asked a little bit more throughly. You appear to be all in on this (revolving debt looks like your up to your ears in debt). First off (1). What is Housing Investments and what do you do there? (2). How much money a month are you spending CURRENTLY servicing debt. I know this is your business, and may not want to divulge much, but can you give us some idea on your cash flow, either personal/and or business? (3) What is the back up plan if this doesn't go through... Thank you for taking time, from looking through the data the site keeps, many good business loan ideas have quickly gone belly up on the loan side. I'm certain that if you could elaborate on these questions, you'll get your request. Good luck :>	HI is a profit / non profit real estate acquisition firm that deals in affordable housing income properties. They own very large multi unit properties nationwide. Monthly servicing is about 2500.00 for my debt. I have over 200K in verifiable income and Lending Club did verify my income and tax returns. As far as up to my ears, that is VERY VERY FAR from the case. I have been covering that debt load for over a year. I maxed my CC's to start this business. That is why they are at such a high level for now. I also have over 85K in disposable income after everything is paid yearly. And as far as a back up plan if this doesn't go through? First I do not see that happening and second, I could always go a more traditional route with a new bank that expressed interest last week, however I tend to like this as it is business friendly. We could always go the SBA route for a start up as well.

Member Payment Dependent Notes Series 584300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584300	$24,250	$24,250	16.45%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584300. Member loan 584300 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Bossman Entertainment	Debt-to-income ratio:	10.94%
Length of employment:	8 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Bossman Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	45
Revolving Credit Balance:	$4,993.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Bossman Entertainment and what do you do there?	Type your answer here. Bossman Entertainment is primarily a recording label, however we have many more services we provide for long term sustainable growth such as audio and video production, graphic design and print media, booking and management, marketing and promotion, event planning, night club and concert advertising, consultation etc... Our staff consist of interns and volunteers... We also out source and subcontract as needed, we own everything we have no payments, no debt,,,The company is doing good considering our economy and we are interested in upgrading some equipment and software to provide higher quality work... thanks for your time and consideration...
I am interested in funding this loan however, where is your description as to what you will do with the money?	Type your answer here. The loan will be used for equipment, software,office supplies etc...
... please tell us about your business, and about the loan (as in, what do you plan to do with the money. Thank you :>	Type your answer here. My business provides multiple services and I plan on buying more software, equipment, and offices supplies.

Member Payment Dependent Notes Series 584313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584313	$20,000	$20,000	13.61%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584313. Member loan 584313 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	LCI	Debt-to-income ratio:	7.04%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	LCI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Planned use to consolidate higher-interest credit card and line-of-credit debt. Pay down debt faster.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,899.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Debt consolidated w/this loan: WF LofC: Bal = 14K @18% Chase Visa: Bal = 5K @ 23.99% Other debt: Citi Visa: Bal = 4900 @ 0%

Member Payment Dependent Notes Series 584317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584317	$1,450	$1,450	7.51%	1.00%	September 30, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584317. Member loan 584317 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	n/a	Debt-to-income ratio:	22.20%
Length of employment:	n/a	Location:	Cambridge, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$709.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584352

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584352	$6,000	$6,000	14.72%	1.00%	October 5, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584352. Member loan 584352 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Liebovich Bros.	Debt-to-income ratio:	6.10%
Length of employment:	5 years	Location:	Rockford, IL

Home town:
Current & past employers:	Liebovich Bros.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,527.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Tell us about the business you are asking a loan for.	I am attempting to expand my services from not only lawn care, but also snow plowing in the winter. Where i live we normally have pretty good snow fall in the winter season. The weather should help in getting more clients other than the clients that i already have from the lawn service.

Member Payment Dependent Notes Series 584356

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584356	$24,000	$24,000	11.49%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584356. Member loan 584356 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Bank Of America	Debt-to-income ratio:	19.94%
Length of employment:	1 year	Location:	Hurst, TX

Home town:
Current & past employers:	Bank Of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > Hi I’m asking for the loan to help pay for my wedding. I’m saving quite a bit myself, around $1000 monthly while still being able to pay for everything. So if I receive the funds request I’ll have no problem paying. On the low side my net income is $2810, I say low because I’ve factored in missing 2-3 days incase of emergencies and incase no overtime/bonus is given, my company currently allows unlimited OT due to my position and the demand for it. My current YTD average monthly income is $5992 or ($47,166.15 YTD as of 8/27/2010) My bills include $700 monthly to Jared’s min payment is 435 (will be paid off by March) $400 car payment $200 Credit Card Payments $115 Car Insurance $60 Gas (I drive a Prius so this is generous allowance) $200 Cable/Internet/phone My fiancée who is in her last year of Law school (she graduates in May) will move here to Texas and that will increase our income as well. We’ve both committed to living with my parents (where I live currently) until we pay off the wedding. The reason why I’m able to bank the $1000 is because they do not charge me rent or make me pay for utilities or even food. My cable bill is high because instead of going out all the time I spend it at home saving money. I have over $40,000 in my retirement accounts so in a crunch I could always withdraw funds from them to pay back the loan. I have been very responsible with my money but now need a little help to pay for the wedding. My parents threw us an engagement party and our families gave us monetary gifts that totaled $5000 (which we still have and will pay for parts of the wedding), we’ll receive at least the same in wedding gifts if not more. I choose the 5 year repayment to plan for the worst and should have no troubles paying this loan. My credit history also reflects that I have an excellent payment history. With this loan I would be able to pay for everything up front and not charge items to credit cards and even get discounts from wedding vendors if we pay cash. I hope this explanation helps.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,253.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584370

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584370	$10,800	$10,800	15.21%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584370. Member loan 584370 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	SLO County	Debt-to-income ratio:	20.31%
Length of employment:	4 years	Location:	CAMBRIA, CA

Home town:
Current & past employers:	SLO County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > This loan is to help my 93 year old grandmother with some unexpected financial assistance. I am a manager for a public library and have been at my job for over four years. I have almost zero late payments on my credit as I believe in paying everything on time. I just didn't have the funds saved up to assist in the time she needs. I am setup for automatic payment, so payments will always be deducted from my account on time. Thank you. Borrower added on 09/22/10 > I am using most of the money for unexpected car repairs for myself, as well as other miscellaneous household needs. I realize my last statement is not a complete or clear description. I appreciate consideration by all interested investors and will honor the assistance by being punctual and reliable in my full repayment of this loan.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,568.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
In YEARS, how long do you intend to service (keep active) this loan before payoff?	As few as possible. My plan is to continue my saving habits in hopes to pay the principle BEFORE the 5 year loan period. I do not have a set years as of yet, but will be actively working toward making extra payments as the loan progresses, as well as paying it out early. I am not a fan of lingering debt, but I don't want to cheat any investors out of profit they make from my interest on the loan. I hope this answers your question. Thank you for your attention.
First you're borrowing to help your grandmother. Then you're using most of the money for your car repairs. Which is it?	Thank you for noticing that, actually. It is both. I'm planning on giving her a portion of what's left after I pay my household necessities. When I reread what what I had originally typed in my description, I thought it sounded misleading, as if I were trying to gain sympathy. I didn't want there to be misconception because of my incomplete description. I'm a loan first-timer and probably did a lousy job on my description. Thanks for your interest and question.

Member Payment Dependent Notes Series 584381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584381	$25,000	$25,000	11.86%	1.00%	September 30, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584381. Member loan 584381 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$18,750 / month
Current employer:	Macys	Debt-to-income ratio:	9.91%
Length of employment:	5 years	Location:	New York City, NY

Home town:
Current & past employers:	Macys
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,634.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	paying Amex currently owe $29,000. loan is only for 25,000 - fees would ask for more, and can manage monthly- but on-line only $25,000max. Currently, AMEX is not a consistent monthly payment so hard to manage this account within total budget. Some months $2000, other $6000.
Good morning. Please enter the loan description. What credit cards if any will you be using this loan for? What is the reaso to go through Lending club instread of a regular bank? Wat do you do at Macys to earn 18,000 a month buy yet youy just rent? Please be detail.....	American Express, Chase, Citibank cards. My bank I have been loyal to for several years is quoting interest rates over 18% for loans. I live in NYC, to own means that you have to have liquidity of 3 years mortgage and maintenance in the bank to be approved.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Rent $3669.75/month no car/car insurance no childcare no gym phone/tv/internet/cell/electric $300 I am the sole earner.

Member Payment Dependent Notes Series 584461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584461	$8,000	$8,000	10.75%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584461. Member loan 584461 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$45,833 / month
Current employer:	starks timber processing	Debt-to-income ratio:	0.53%
Length of employment:	5 years	Location:	elma, WA

Home town:
Current & past employers:	starks timber processing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > 1995 16ft.wooldridge boat.center console,trailor,50 hp.suzuki jet.8hp.evinrude outboard.hummingbird fish finder,northern flight duck blind included.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,202.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at starks timber processing?	i operate a 330 link belt excavator with a 624c waratah log processing head..

Member Payment Dependent Notes Series 584495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584495	$25,000	$25,000	17.56%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584495. Member loan 584495 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Angelo State University	Debt-to-income ratio:	23.12%
Length of employment:	5 years	Location:	San Angelo, TX

Home town:
Current & past employers:	Angelo State University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	1
Revolving Credit Balance:	$20,795.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 unidentified creditor payment delinquency 01 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.09.2010	My Citibank card was being paid every month on time, but for some reason there was some confusion with another credit account that I had with them. My email, address, and phone number were all incorrect for some unknown reason. It may have been due to my bill being delivered online. Finally Citibank was able to contact me at my office and the problem was corrected and the balance on the other card was tranferred to the other account.
My questions: (1) Answer previosu email Subject: 1 unidentified payment delinquency 1 month ago? (2) What is current position (Job/What you do) for employer Angelo State University? (3) Transunion Credit Report shows $20,795 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	The deliquent account was due to Citibank not linking my other credit card account (always paid on time) with my other account in which the aforementioned was paid via electronically. They had my wrong email, address, and phone number. The situation was corrected after they contacted me at my office and the deliquent account was merged with my other account along with the closing of the other account. It was truly a misunderstanding that resulted in a delinquency on my credit record. My current position is an Associate Professor in Kinesiology in which I share teaching with research responsibilities. Currently we have not home equity long or line of credit. We do have 20,000 in savings and approximately 3,000 in precious metals in which we intend to pay off the credit cards and close all but one account. Currently we pay around 485.00 month on credit card bills. In addition, we have one vehicle paid off and will pay our other vehicle off next month. As far as the Lending Club loan, it was my choice to choose a longer length in order to reduce the monthly amount if needed. However, our intent is to pay off the loan much earlier than the requested length of the loan.
Do you have tenure at Angelo State University? What is the environment like for Universities in Texas, is the government funding them well?	I do have tenure and as far as the environment goes, our enrollment is at a record high. Angelo State is part of the Texas Tech system and although the govenor requested a reduction in state university budgets, it has had very little impact on ours since we have additional sources of financial support outside of tuition. We expect our budgets to be reinstated to their previous levels in the near future (although there is no guarantee).
What sort of medical expenses will this loan cover? What sort of training do you have for your job and if there's any sort of cutbacks would you have difficulty finding anything else? (California is cutting lots of stuff, don't know about Texas)	The loan will cover medical expenses currently not covered by insurance (stem cell treatment). A little over a year ago, I developed a seizure disorder with medication having little impact upon their frequency. Although this condition does not affect my employment or my ability to perform my job, it does impact my independence (mainly transportation). In Texas, you must be seizure free for 6 months before being allowed to drive again. The aforementioned treatment has a 96% or greater chance of success. I have a PhD in Exercise Science and my position is very secure regardless of where I seek employment in higher education since my field is typically one of the disciplines with the largest number of majors. If I were at a private institution there could be some worry, but being at a state institution, there is virtually none. Cutbacks in my area of expertise are almost non-existent.
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations and please highlight the debt that is going to be adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including health-insurance payments, mortage & if any tax liens, alimony & child-care expenses?	I hope this answers all of your questions. BYARS DEBT AS OF 09-26-2010 ALLYN BYARS INCOME Traditional 12 month Income Total Annual Income with Summer Pay Gross: 4939.58 Net: 3481.10 Gross: 70404.25 Net: 6554.72 Monthly Salary includes the following deductions: pre-taxed health expense account (83.13), health insurance (367.84) and dental insurance (28.98) *Note: annual salary may be incorrect, but this year???s extra income from summer teaching was $9880.00. As salaries increase each year, so does summer salaries. In addition, extra income can be made from teaching both summer sessions or conducting research in the session in which faculty are not teaching. KRISANNA BYARS INCOME Monthly 12 month Income Net: 894.61 CREDIT CARDS APR% BALANCE PAYMENT Capital 1 15.9% 9757.17 190.00 Citibank 12.2% 4641.98 95.64 Chase 13.24% 6197.44 135.00 TOTAL = 420.64 VEHICLE <1.0% 2587.34 290.08 TOTAL WITH CREDIT CARDS = 710.72 *NOTE: Personal Savings is currently approximately $22,000. With these savings, the vehicle, Citibank, and Chase accounts will have their balances completely paid in October. The Capital 1 card will be paid off in the near future. The reason for not paying it off at this moment is because we want to maintain a certain amount of savings for potential emergencies. This will leave us approximately $8573.24 left in savings. After paying these bills, the monthly payment from the above after paying the other balances will be approximately $190.00 or less. This is a monthly savings of $520.72. Although more than this amount will be paid in order to eliminate this account as soon as possible. In addition, we currently have around $3,000 plus in precious metals. From the above a monthly payment of approximately $190.00 will be required. MORTGAGE APR% BALANCE PAYMENT Chase 5% 166163.89 $1304.64 Along with the credit card account, the monthly expenditure increases to $1494.64 OTHER LOAN EXPENDITURES APR% BALANCE PAYMENT Student Loan: 8.0 23192.03 $189.06 (interest on the loan is tax deductable with no term limit) Capital 1 Loan: 6.99 18331.49 $452.67 (less than 4 years left on paying off balance) TOTAL $641.73 OTHER MONTHLY EXPENDITURES INCLUDING UTILITIES AND INSURANCE Gas: <$30.00 or more Electricity: Approximately $<150.00 to $300.00 (based on season) Life Insurance: $26.06 Internet: $74.96 *Note: service being reduced to most basic service with monthly bill around $35.00. Satellite TV: $73.72 Water/Trash: $100.00 (approximately) Cell Phone: $75.34 *Note: currently also have 2 pay as you go phones along with the contract phone. One of the pay as you go phones will be eliminated and contract service will be reduced in services with expected expenses around $100.00 every 3 to 6 months. Paper: $14.35 Car Insurance: 83.60 Home Phone: $34.84 *Note: service being eliminated to cell phone service only. TOTAL $662.73 (approximate) RETIREMENT TIAA-CREF: Arkansas State University (retirement & mutual funds): approximately $25093.70 Hardin-Simmons University (amount unknown until TIAA-CREF is contacted) TEXAS TEACHER???S RETIREMENT 5.5 years contribution (amount unknown until contacted) TOTAL COMBINED INCOME $4375.68 (Monthly income not including summer pay) TOTAL MONTHLY EXPENDITURES $2799.10 APPROXIMATE INCOME AVAILABLE AFTER EXPENSES $1576.58 (to be used for groceries and other incidental expenses, also have a teenage daughter who earns about $100 a week or more through babysitting jobs to help pay for her expenses. Once again, this does not include the extra money from summer work to help with expenses throughout the year. *Note: These figures are estimates and may contain minor mistakes, but are at a level of accuracy and truthfulness in which you can be confident in the figures.
what are your current monthly fixed expenses?	I hope this answers your questionBYARS DEBT AS OF 09-26-2010 ALLYN BYARS INCOME Traditional 12 month Income Total Annual Income with Summer Pay Gross: 4939.58 Net: 3481.10 Gross: 70404.25 Net: 6554.72 Monthly Salary includes the following deductions: pre-taxed health expense account (83.13), health insurance (367.84) and dental insurance (28.98) *Note: annual salary may be incorrect, but this year???s extra income from summer teaching was $9880.00. As salaries increase each year, so does summer salaries. In addition, extra income can be made from teaching both summer sessions or conducting research in the session in which faculty are not teaching. KRISANNA BYARS INCOME Monthly 12 month Income Net: 894.61 CREDIT CARDS APR% BALANCE PAYMENT Capital 1 15.9% 9757.17 190.00 Citibank 12.2% 4641.98 95.64 Chase 13.24% 6197.44 135.00 TOTAL = 420.64 VEHICLE <1.0% 2587.34 290.08 TOTAL WITH CREDIT CARDS = 710.72 *NOTE: Personal Savings is currently approximately $22,000. With these savings, the vehicle, Citibank, and Chase accounts will have their balances completely paid in October. The Capital 1 card will be paid off in the near future. The reason for not paying it off at this moment is because we want to maintain a certain amount of savings for potential emergencies. This will leave us approximately $8573.24 left in savings. After paying these bills, the monthly payment from the above after paying the other balances will be approximately $190.00 or less. This is a monthly savings of $520.72. Although more than this amount will be paid in order to eliminate this account as soon as possible. In addition, we currently have around $3,000 plus in precious metals. From the above a monthly payment of approximately $190.00 will be required. MORTGAGE APR% BALANCE PAYMENT Chase 5% 166163.89 $1304.64 Along with the credit card account, the monthly expenditure increases to $1494.64 OTHER LOAN EXPENDITURES APR% BALANCE PAYMENT Student Loan: 8.0 23192.03 $189.06 (interest on the loan is tax deductable with no term limit) Capital 1 Loan: 6.99 18331.49 $452.67 (less than 4 years left on paying off balance) TOTAL $641.73 OTHER MONTHLY EXPENDITURES INCLUDING UTILITIES AND INSURANCE Gas: <$30.00 or more Electricity: Approximately $<150.00 to $300.00 (based on season) Life Insurance: $26.06 Internet: $74.96 *Note: service being reduced to most basic service with monthly bill around $35.00. Satellite TV: $73.72 Water/Trash: $100.00 (approximately) Cell Phone: $75.34 *Note: currently also have 2 pay as you go phones along with the contract phone. One of the pay as you go phones will be eliminated and contract service will be reduced in services with expected expenses around $100.00 every 3 to 6 months. Paper: $14.35 Car Insurance: 83.60 Home Phone: $34.84 *Note: service being eliminated to cell phone service only. TOTAL $662.73 (approximate) RETIREMENT TIAA-CREF: Arkansas State University (retirement & mutual funds): approximately $25093.70 Hardin-Simmons University (amount unknown until TIAA-CREF is contacted) TEXAS TEACHER???S RETIREMENT 5.5 years contribution (amount unknown until contacted) TOTAL COMBINED INCOME $4375.68 (Monthly income not including summer pay) TOTAL MONTHLY EXPENDITURES $2799.10 APPROXIMATE INCOME AVAILABLE AFTER EXPENSES $1576.58 (to be used for groceries and other incidental expenses, also have a teenage daughter who earns about $100 a week or more through babysitting jobs to help pay for her expenses. Once again, this does not include the extra money from summer work to help with expenses throughout the year. *Note: These figures are estimates and may contain minor mistakes, but are at a level of accuracy and truthfulness in which you can be confident in the figures. s and then some.
Me again. Very interested in funding your loan provided receive an IN YEARS answer to question How long do you intend to keep loan active? Less than 1-year? 1-year? 2-years? 3-years? Or longer than 3-years? (Your earlier answer..."However, our intent is to pay off the loan much earlier than the requested length of the loan."... doesn't tell participating lenders much useful. Lending Club structures their lender fees received for collecting, distributing borrower payments pro rata to participating lenders so that lenders earn basically nothing from financing an ultra-short term loan, i.e, 3-months, 6-months etc. For loan to be attractive actual term life must exceed minimum 1-year length-preferably longer).	I would like to be able to receive the longest term available in order to reduce the monthly payment. Also, in regards to other questions, I have provided additional information you may be interested in. Thanks. BYARS DEBT AS OF 09-26-2010 ALLYN BYARS INCOME Traditional 12 month Income Total Annual Income with Summer Pay Gross: 4939.58 Net: 3481.10 Gross: 70404.25 Net: 6554.72 Monthly Salary includes the following deductions: pre-taxed health expense account (83.13), health insurance (367.84) and dental insurance (28.98) *Note: annual salary may be incorrect, but this year???s extra income from summer teaching was $9880.00. As salaries increase each year, so does summer salaries. In addition, extra income can be made from teaching both summer sessions or conducting research in the session in which faculty are not teaching. KRISANNA BYARS INCOME Monthly 12 month Income Net: 894.61 CREDIT CARDS APR% BALANCE PAYMENT Capital 1 15.9% 9757.17 190.00 Citibank 12.2% 4641.98 95.64 Chase 13.24% 6197.44 135.00 TOTAL = 420.64 VEHICLE <1.0% 2587.34 290.08 TOTAL WITH CREDIT CARDS = 710.72 *NOTE: Personal Savings is currently approximately $22,000. With these savings, the vehicle, Citibank, and Chase accounts will have their balances completely paid in October. The Capital 1 card will be paid off in the near future. The reason for not paying it off at this moment is because we want to maintain a certain amount of savings for potential emergencies. This will leave us approximately $8573.24 left in savings. After paying these bills, the monthly payment from the above after paying the other balances will be approximately $190.00 or less. This is a monthly savings of $520.72. Although more than this amount will be paid in order to eliminate this account as soon as possible. In addition, we currently have around $3,000 plus in precious metals. From the above a monthly payment of approximately $190.00 will be required. MORTGAGE APR% BALANCE PAYMENT Chase 5% 166163.89 $1304.64 Along with the credit card account, the monthly expenditure increases to $1494.64 OTHER LOAN EXPENDITURES APR% BALANCE PAYMENT Student Loan: 8.0 23192.03 $189.06 (interest on the loan is tax deductable with no term limit) Capital 1 Loan: 6.99 18331.49 $452.67 (less than 4 years left on paying off balance) TOTAL $641.73 OTHER MONTHLY EXPENDITURES INCLUDING UTILITIES AND INSURANCE Gas: <$30.00 or more Electricity: Approximately $<150.00 to $300.00 (based on season) Life Insurance: $26.06 Internet: $74.96 *Note: service being reduced to most basic service with monthly bill around $35.00. Satellite TV: $73.72 Water/Trash: $100.00 (approximately) Cell Phone: $75.34 *Note: currently also have 2 pay as you go phones along with the contract phone. One of the pay as you go phones will be eliminated and contract service will be reduced in services with expected expenses around $100.00 every 3 to 6 months. Paper: $14.35 Car Insurance: 83.60 Home Phone: $34.84 *Note: service being eliminated to cell phone service only. TOTAL $662.73 (approximate) RETIREMENT TIAA-CREF: Arkansas State University (retirement & mutual funds): approximately $25093.70 Hardin-Simmons University (amount unknown until TIAA-CREF is contacted) TEXAS TEACHER???S RETIREMENT 5.5 years contribution (amount unknown until contacted) TOTAL COMBINED INCOME $4375.68 (Monthly income not including summer pay) TOTAL MONTHLY EXPENDITURES $2799.10 APPROXIMATE INCOME AVAILABLE AFTER EXPENSES $1576.58 (to be used for groceries and other incidental expenses, also have a teenage daughter who earns about $100 a week or more through babysitting jobs to help pay for her expenses. Once again, this does not include the extra money from summer work to help with expenses throughout the year. *Note: These figures are estimates and may contain minor mistakes, but are at a level of accuracy and truthfulness in which you can be confident in the figures.

Member Payment Dependent Notes Series 584503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584503	$25,000	$25,000	13.98%	1.00%	September 30, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584503. Member loan 584503 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	california spectra instumetation	Debt-to-income ratio:	12.86%
Length of employment:	3 years	Location:	TORRANCE, CA

Home town:
Current & past employers:	california spectra instumetation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > debt consolidation. I just want one monthly payment and get away from credit cards. A monthly budget of 3732.00. My job is secure

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	61
Revolving Credit Balance:	$13,862.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584508	$16,000	$16,000	16.32%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584508. Member loan 584508 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	24.37%
Length of employment:	10+ years	Location:	Parkville, MD

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,765.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field?	Type your answer here. I am a supervisor of 35 to 40 people who process disability benefits. I have worked for my current employer 20 years.I have been in my chosen filed 20 years

Member Payment Dependent Notes Series 584523

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584523	$25,000	$25,000	16.82%	1.00%	September 30, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584523. Member loan 584523 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	united parcel service	Debt-to-income ratio:	23.34%
Length of employment:	10+ years	Location:	long beach, CA

Home town:
Current & past employers:	united parcel service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,576.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer U P S? (2) Transunion Credit Report shows $18,576 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $7,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	i am a driver for ups. am paying roughly 1600 a month on credit card bills and car payment. and the report is wrong. owe 13000 on a chase card and 9000 on a bank of america card. can consolidate some of my debt and bring my monthly payment on cards and car payment to 1300 a month. not married and dont have any kids so hoping to put away as much as possible over the next couple of years and pay off this loan in 3 years
What debts do you want to pay off with this loan? (please list card names, amounts, interest rates) Are you in a Union and if UPS has layoffs, will it affect you? A	owe 14000 on a chase card and 9000 on a bank of america card. and yes im in a union at ups. and we had layoffs a year back and it wont affect me. i am a driver with 16 years of service. ups would have to be going really bad for them to get to the point of laying off seniority drivers
hi, a couple more questions: how much is your monthly mortgage payment? how much total do you owe on your house? how much does zillow say your home value is?	monthly mortgage is 559 a month and owe 97000 on mortgage and the last time i checked on zillow the value was 27600
"97000 on mortgage and the last time i checked on zillow the value was 27600" you owe 97k but home is only worth 27k, is that correct?	276000 is the value of the house, mistyped

Member Payment Dependent Notes Series 584564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584564	$5,000	$5,000	11.12%	1.00%	October 4, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584564. Member loan 584564 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	The Kroger Co Fred Meyer Jewelers	Debt-to-income ratio:	14.58%
Length of employment:	10+ years	Location:	Saint Clair Shores, MI

Home town:
Current & past employers:	The Kroger Co Fred Meyer Jewelers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I would like to consolidate my debt into one lump payment and interest rate. I have excellent credit and have never missed a payment on any of my obligations. I plan to pay off the loan early by making more than the minimum payment required.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,497.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Thank you for your question and interest in funding my loan. Here are the following debts I have. With the exception of my mortgage, I plan to pay all my current debt off in full with the loan. Min Payment amount Balance APR Mortgage 959.00 130,000 4% credit union 129.00 5523.00 10% credit card 50.00 2000.00 12% credit union 2 150.00 6387.00 11% credit card 2 20.00 631.00 15%
What are your $ monthly costs (mortgage, car, utilities, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage including taxes $959.00 month Food $200.00 month phone $75.00 month car maintenance fund $150.00 month in case of emergency car repairs, and for oil changes My renter pays all utilities including cable I do not have a car payment I do not have a gym membership, although I probably should get one! ( :
Please explain if i am mistaken in noticing that you are requesting about TWICE the amount you need to consolidate your debt. my reasoning appears below. it seems to me that you are requesting more money than you need to consolidate your debt. i see a request for $15k for $7500 worth of debt. your gross income is $3333/mo*12 mos = $40k/year $40k income * 14.48% debt/income = $5792 your revolving credit balance per transunion as of 9/20/10 report = $7497 so to me it seems you have $5k - $8k in debt	Thank you for your question. Below you will find the details of my current debt. Although the TransUnion report shows as of 9-20-10, not all of my creditiors have updated my current account balances. Min Payment amount Balance APR Mortgage 959.00 130,000 4% credit union 129.00 5523.00 10% credit card 50.00 2000.00 12% credit union 2 150.00 6387.00 11% credit card 2 20.00 631.00 15%

Member Payment Dependent Notes Series 584625

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584625	$14,000	$14,000	7.88%	1.00%	September 29, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584625. Member loan 584625 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Aldea Children and Family Services	Debt-to-income ratio:	13.33%
Length of employment:	5 years	Location:	Napa, CA

Home town:
Current & past employers:	Aldea Children and Family Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I have a very stable job and I have a salary. I have always paid all of my bills on time. This loan will be no different as it will take the place of my credit cards.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,395.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	american express 13000 at 11% will be paid off golden one student Visa1000 at 14% will be paid off US bank Mastercard 1400 at 0% introductory won't

Member Payment Dependent Notes Series 584661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584661	$15,000	$15,000	16.45%	1.00%	September 30, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584661. Member loan 584661 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Aetna	Debt-to-income ratio:	4.69%
Length of employment:	9 years	Location:	WALLINGFORD, CT

Home town:
Current & past employers:	Aetna
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$41,178.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Aetna?	I am the head of the life and long term care businesses
Any other household income not listed above?	no other sources of income except a 401K plan with approximately $135K
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance of mortgage loans is $500,000
1. how long do you plan to keep this loan 2. you also did not answer second question posted by previous member--> what is the current market value of your home? (use zillow.com if unsure)	1. Plan to keep loan for 18 to 24 months 2. Last appraisal was 625K...my estimate would be between 590 and 610 in current market

Member Payment Dependent Notes Series 584677

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584677	$25,000	$25,000	11.49%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584677. Member loan 584677 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	Procter and Gamble	Debt-to-income ratio:	18.64%
Length of employment:	10+ years	Location:	Maineville, OH

Home town:
Current & past employers:	Procter and Gamble
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,731.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Procter and Gamble?	Research and development
what is the current interest rate on the debt you wish to refinance?	14.99%

Member Payment Dependent Notes Series 584732

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584732	$14,000	$14,000	15.58%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584732. Member loan 584732 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	CORE Construction	Debt-to-income ratio:	23.45%
Length of employment:	10+ years	Location:	East Peoria, IL

Home town:
Current & past employers:	CORE Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > I will be uing this loan to consolidate credit cards. I am third person with seniority at CORE Construction and have a very secure postion. I have never defauleted on any type of loan or financial obligation.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	44
Revolving Credit Balance:	$39,179.00	Public Records On File:	1
Revolving Line Utilization:	85.60%	Months Since Last Record:	54
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CORE Construction?	Type your answer here. I am a Senior Project Manager. I oversee contract administration, manage finances, and oversee daily construction activities for multi-million dollar projects.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. Mortgage balance $225,000.00 2. Appraised value in 2009 was $290,000.00
Transunion Credit Report shows Public Record on File 54-months ago. What was Public Record? a-n-d What was final dispostion?	Type your answer here. 1. A claim was filed by a boat mechanic for approx. $700.00. The claim was settled and paid as agreed.
My questions: (1) Answer earlier email Subject: 1 Public Record on File 54-months ago? (2) Transunion Credit Report shows $39,179 Revolving Credit Balance debts. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. 1. Public record was for a disputed repair invoice with a boat mechanic. I paid him off. 2. HELOC is aprox. $23,000. payments per month on credit cards/debt is $680.00 3. My intentions are to pay off the loan in a maximum of 36 months possibly 18 months.

Member Payment Dependent Notes Series 584738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584738	$12,250	$12,250	7.51%	1.00%	September 30, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584738. Member loan 584738 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	State Of Nevada	Debt-to-income ratio:	9.41%
Length of employment:	10+ years	Location:	Gardnerville, NV

Home town:
Current & past employers:	State Of Nevada
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I would like to say that I am a good borrower because I have a great job, with great job security and steady income. In fact, during recession, we get busier. I am trying to consolidate some bills so I can pay it off faster. I am getting close to sending a daughter off to college and want to be financially ready for that. This loan will help me be free of consumer debt by the time she goes to college. Thanks!

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	58
Revolving Credit Balance:	$17,143.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Potential investor, 1. What are your debts and their associated interest rates? 2. What do you do for the state of Nevada? 3. Can you verify your income with lending club (use contact us link below)?	My interest rate is at 15%. I am an information technology professional III. I am faxing income verification on Monday. Hope that helps. Cheryl

Member Payment Dependent Notes Series 584759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584759	$18,000	$18,000	13.61%	1.00%	September 30, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584759. Member loan 584759 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,583 / month
Current employer:	Prudential	Debt-to-income ratio:	3.48%
Length of employment:	2 years	Location:	wantagh, NY

Home town:
Current & past employers:	Prudential
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > more info: my Job is very stable, I have worked with the same group for 12 years, and business is picking up.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1964	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	46
Revolving Credit Balance:	$18,507.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Prudential and where did you work prior to that?	I currently work servicing clients in our commodities area. I have worked at Refco, Inc from 1989-2005, when we were purchased by MF Global. I then took my business to Prudential in 2008.
No description for loan,the vast majority of lenders are strangers and would like to know what the loan is for to get a better sense of the risk involved here. What major purchase will you be making with the 18k borrowed from Lendingclub?	I will be using the money to put a new roof on my house, buy a used car for my daughter, who just got her license, and pay off bills.

Member Payment Dependent Notes Series 584857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584857	$25,000	$25,000	19.41%	1.00%	September 30, 2010	October 10, 2015	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584857. Member loan 584857 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	NEACH	Debt-to-income ratio:	8.74%
Length of employment:	1 year	Location:	Weston, CT

Home town:
Current & past employers:	NEACH
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	28	Months Since Last Delinquency:	3
Revolving Credit Balance:	$12,910.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at NEACH and where did you work prior to that?	I perform audits and risk assessments at financial institutions throughout New England. Prior to that I was VP of IT and Operations at a Corporate Credit Union.
Your revolving credit is listed at $12,910. What is the remainder of the loan to be used for. You show 2 delinquencies in the last 2 years with the most recent being 3 months ago. Could you please explain these? Deliquencies and public records with no explination make lenders very suspecious. Also list your CC's and interest rates, monthly living, house payments, heloc, etc. The more information that you give the more potential lenders know and will help making an assment as wether or not to fund your loan. You are competing with well over 300 loans at any given moment. All investors are individuals and not banks. The more information that we have the easier it is to make an informed decision. All information that you volunteer assures the lender that you are more trustworthy.	I have had issues with a couple of bill presenters who do not accept electronic payments, but without knowing who specifically reported me as delinquent, it is difficult for me to give you a better answer. I have two outstanding credit card balances one for the $13000 you see on my credit report and another for $16000 which does not report ( it is Diners Club - I do not know why they don't report the balance to the credit agencies) I have no other outstanding debt besides those two things - other monthly expenses are as follows: mortgage, taxes and insurance - $4500 utilities - approx $1500
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current market value of the house is about 900,000. Outstanding mortgage is $522,000

Member Payment Dependent Notes Series 584872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584872	$9,000	$9,000	10.38%	1.00%	September 29, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584872. Member loan 584872 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	southern wine and spirits	Debt-to-income ratio:	6.02%
Length of employment:	10+ years	Location:	La Grange, KY

Home town:
Current & past employers:	southern wine and spirits
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > loan for Honda Ridgeline i bought from family member Borrower added on 09/24/10 > i have a excellent credit score and have been working for the same company for the last 12 years. Borrower added on 09/27/10 > the suggested retail value of truck is $15,200 the private party sale value is $12,850 trade in value to dealer is $10,500

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,846.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the 54 864 for	not sure i understand your question. The reason for me going this route instead of the secured loan route is due to the high miles on the truck. They are all highway miles and my brother in law did all the scheduled maintenance through Honda dealership. The truck is in excellent condition and gave me a great deal on it.
what is the blue book value of this vehicle?	Suggested Retail is $15,200 Private Party Sale is $12,850 Trade in to dealer is $10,500
I guess the question "569727" asked is that .... your revolving credit balance is $54,864 ... so whats is that for? ... and i have the same question	trying to sell my house and seriously downsizing. Family and lawyer talked me into keeping it a couple of years ago for my kiddos while i was going through divorce. My family will back me if it doesnt sell, but dont want to ask unless i need to. I am very prideful and want to try to do as much on my own as possible. I am good for the loan. I wouldnt even be going this route if it werent for the high mileage on the truck. My bro in law kept the truck in great shape and traveled the country with it. He had all the scheduled maintenance done at the dealer so it is very sound.

Member Payment Dependent Notes Series 584881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584881	$12,000	$12,000	13.98%	1.00%	September 29, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584881. Member loan 584881 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,167 / month
Current employer:	Scot Forge Company	Debt-to-income ratio:	5.79%
Length of employment:	10+ years	Location:	Crystal Lake, IL

Home town:
Current & past employers:	Scot Forge Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > Addition to home that was $85,000; $73K already paid in cash. Looking for the final $12,000 because my contractor does not take a credit card. I have a perfect credit history (and always plan to keep it that way). In order to maintain my privacy, I unfortunately will be unable to answer detailed questions about my job position.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,649.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your 8 credit inquiries during the past 6 months.	Traded in an "expensive to maintain" Volvo XC-90. New car (Ford) dealer went out to 4 or 5 banks for loan options to get the best rate and still be allowed to use Ford cash incentives. I also had my Credit Union look at taking the loan and they ran a credit check (stayed with US Bank). Financed an Apple laptop at 0% for 18 months (why not? it's 0% with no fees). Set up equal monthly payments to pay off in this timeframe.
I am going to fund your loan - I can relate to taking acceptable hits on my credit score for the sake of getting the best possible deal. Hope you keep your perfect credit score!	Thank you. My score's not perfect at 739, but my credit history is (I monitor it on a very regular basis - helps also to protect against identity theft).

Member Payment Dependent Notes Series 584907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584907	$7,000	$7,000	15.58%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584907. Member loan 584907 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Tristate-Brickface Stucco	Debt-to-income ratio:	9.55%
Length of employment:	3 years	Location:	MONROE TOWNSHIP, NJ

Home town:
Current & past employers:	Tristate-Brickface Stucco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,891.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tristate-Brickface Stucco?	I am a detail laborer. Stucco moldings, Detailed brick archs, Bluestone platforms.

Member Payment Dependent Notes Series 584912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584912	$25,000	$25,000	11.49%	1.00%	September 30, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584912. Member loan 584912 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Hewlett-Packard Company	Debt-to-income ratio:	11.48%
Length of employment:	< 1 year	Location:	North Attleboro, MA

Home town:
Current & past employers:	Hewlett-Packard Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > Debt Consolidation for high interest credit cards Borrower added on 09/22/10 > credit cards will be paid off with this loan

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,102.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Hewlett-Packard Company and where did you work before that?	I am a currenty a storage sales manager and prior to that I worked at Brocade for 5 years as a Channel Sales Manager for the east coast
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	Debt was accrued due to household repairs being made on the house from flooding earlier this year. Monthly expenses include: Mortgage $2400- 6.5%, Car payment - 524.00 (ends in apr 2011), Visa Credit card - bal - 16,500, monthly min $400, 9.00%, Mastercard credit card - 24,564, 600 monthly min - 18.99% (this is the one i am using the loan to lower the rate and pay off), electricity -150, phone/cable/interenet - 160, house/car insurance 227.00, life ins 125.00. Home Value: 500K, Investments: 150,000+ in IRAs and 401ks, Stocks - $21,000 in stocks, Saving and Checking @ $9,000 I am the sole wage earner in the home and my salary is 180K /yr.

Member Payment Dependent Notes Series 584938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584938	$25,000	$25,000	13.98%	1.00%	September 30, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584938. Member loan 584938 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,550 / month
Current employer:	Reading Hospital and Medical Center	Debt-to-income ratio:	17.52%
Length of employment:	6 years	Location:	Reading, PA

Home town:
Current & past employers:	Reading Hospital and Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > This kitchen remodel will include having the current kitchen (from 1950's) torn out and redone; Floors, walls, cabinets, appliances. Borrower added on 09/24/10 > About me: I have been a registered nurse for six years.My husband has been employed at a water treatment facility for 6 yrs. We have a very steady income and great credit. In the past I have always paid my loans well in advance and always more than the montlhy minimum.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,198.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Reading Mede Ctr? (2) Transunion Credit Report shows $4,198 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) I am a registered nurse in the hospital for six years now. 2) Currently, of the $4,198 revolving credit balance, about $3,300 is from 2 accounts with "no interest/no payments due until 09/2011" which I pay on every month. So per month I pay roughly $500-700 (which is well above the minimum payments due each month) 3) As far as paying off the loan: I selected 5 years so I would have a lower monthly payment. In the past I have always paid off loans early (paid off a 7 yr car loan in 5yr) by putting extra money towards the principal each month. So I would say it would be "active" for 3-4 years.
In YEARS, how long do you intend to service (keep active) this loan before payoff?	usmc_retired, you asked me this before and my answer was 3-4 years.

Member Payment Dependent Notes Series 584968

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584968	$20,000	$20,000	11.86%	1.00%	September 30, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584968. Member loan 584968 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	usps	Debt-to-income ratio:	10.49%
Length of employment:	10+ years	Location:	newport , WA

Home town:
Current & past employers:	usps
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I'm using the funds to pay off medical and credit card bills and work my way out of debt. I have a stable job and the one low monthly rate definitely makes things more affordable for me.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	59
Revolving Credit Balance:	$10,231.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer USPS? (2) Transunion Credit Report shows $10,231 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $10,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My current position is acting postmaster for my office. I'm paying 700.00 per month on my bills at the moment. The debts that don't show up on the report are medical bills that my significant other has just incurred. I plan on paying off this loan in 4 years if not sooner.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	rent 600.00, car 380.00, utilities 250.00, insurance 110.00, phones 90.00, internet 50.00, food 400.00, I don't have any gym memberships or childcare costs as they live at home with me and their mother. I am the sole wage earner in my family. My credit card amounts total a little over 10,000, and my family just incurred medical bills close to 8,000.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	Dear Illini, Most of my debt was accrued over 4 years ago, and while I've made great strides in taking it down, when my significant other had to have some emergency procedures done it put a lot of strain on my financial capabilities. I'm the sole wage earner in my house. My savings acount balance is 1000.00. I don't have any investments. My credit card bills total a little over 10,000 and the medical bills total 8000.

Member Payment Dependent Notes Series 584984

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584984	$10,000	$10,000	13.61%	1.00%	September 30, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584984. Member loan 584984 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	n/a	Debt-to-income ratio:	9.33%
Length of employment:	4 years	Location:	Panama City, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I will use the funding from the loan to consolidate debt. My credit history will show that I have never had a late payment and this pattern will continue. I work a steady job in the health care industry and budget my money to ensure that all scheduled payments are made in full and on time. Borrower added on 09/25/10 > I have completed the above requests of bank verification and faxed in the tax forms. Borrower added on 09/27/10 > There was a question posted that I am unable to open up to answer. It was regarding the debt I wish to consolidate that does not match up with my credit report. I am married and my husband has outstanding debt that I wish to consolidate as well.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,162.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here. I am self employed and work in physical therapy.
Greetings - What is your employment situation? Are you self employed? Art	I have been working in physical therapy for four years. I work for myself during the week and also work as needed at local facilites.
What is the reason you keep 19 open lines of credit? What are the interest rates and total payments you are currently making on your outstanding debt? Thanks.	All of the accounts that show on my credit report are not open. Closed are accounts that I no longer use that have closed automatically due to this. Other lines of credit have a $0 balance and I will not close these accounts as I have heard from various finacial advisors that it hurts your score to close them.

Member Payment Dependent Notes Series 585008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585008	$15,000	$15,000	7.51%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585008. Member loan 585008 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	ISAC	Debt-to-income ratio:	19.39%
Length of employment:	1 year	Location:	NEW PORT RICHEY, FL

Home town:
Current & past employers:	ISAC
Education:

This borrower member posted the following loan description, which has not been verified:

Business opportunity

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,905.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ISAC and where did you work before that?	I am an account executive/Operations Manager for ISAC. Prior to this job I worked for Hartford Insurance as an Operations Manager. I was with Hartford for 10 years. Hartford closed my office in Tampa last year and I was immediately recruited by ISAC (Insurance Service Adjusting Company).
What are you using this loan for?	It's an investment opportunity. I have signed a non disclosure agreement so I can't discuss details. However, I am able to pull funds from the investment at anytime so I am not locked in long term.

Member Payment Dependent Notes Series 585053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585053	$7,000	$7,000	7.14%	1.00%	September 30, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585053. Member loan 585053 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	swissport cargo services	Debt-to-income ratio:	9.06%
Length of employment:	10+ years	Location:	brooklyn, NY

Home town:
Current & past employers:	swissport cargo services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	60
Revolving Credit Balance:	$5,332.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello! How much is your rent and could you summarize your other monthly expenses? What do you do at Swissport Cargo? Can you please send in income verification to LC? What are your debts (credit card amounts and interest rates)? Thanks!	I am a supervisor . I work there for more than 10 years. I will like to consalidated three credit cards with a hight intere . and my rent is only 600 a month..Iam very sure tha this loan can be paid fast...

Member Payment Dependent Notes Series 585060

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585060	$9,600	$9,600	11.86%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585060. Member loan 585060 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	Baghouse & Idustrial Sheet metal	Debt-to-income ratio:	3.36%
Length of employment:	10+ years	Location:	Highland, CA

Home town:
Current & past employers:	Baghouse & Idustrial Sheet metal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	58
Revolving Credit Balance:	$2,009.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of having 10 open credit lines if you only owe $2,009.00 on your balance? Do you have other expenses?	I personally only have three, my ex wife added my name to her credit cards, I have no access to them and am trying to get my name removed.

Member Payment Dependent Notes Series 585158

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585158	$20,000	$20,000	17.19%	1.00%	September 30, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585158. Member loan 585158 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	CHE	Debt-to-income ratio:	15.45%
Length of employment:	5 years	Location:	Corona, NY

Home town:
Current & past employers:	CHE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I'm getting married next month and want to consolidate my credit cards. Borrower added on 09/21/10 > I'm getting married next month and want to consolidate my credit cards. Borrower added on 09/21/10 > I am a well educated and responsible female. I am a psychologist who has a full time job and private practice where I get many referrals. I am getting married next month and do not want to have 3 credit cards with balances. Taking a 20,000 loan is a great opportunity to get rid of credit card debt.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	37
Revolving Credit Balance:	$21,670.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current employer CHE? a-n-d Current position (Job/What you do) for employer? (2) Transunion Credit Report shows $21,670 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1.CHE stands for College Health Enterprise. It is a company that started in California and works predominately in geriatrics. In New York CHE contracts with several nursing homes and staff these nursing homes with psychologists. I am a psychologist and have been working with them for almost 5 years. I provide psychotherapy, group therapy and neuropsychological evaluations for the resdents. 2.It is not Home Equity Loan of Credit. They are all credit cards. In additon to working with CHE I also contract with several agencies in NYC to conduct child psycholgical evalutions. As a contractor I had to invest on buying all the testing material (cognitive tests, personality tests....) that range almost 1500-1800, which explains the credit card debt. I am currently paying almost 1500 a month in credit card bills. 3. I plan to pay this loan off in one year.
How much are you currently paying each month on the debts you plan to pay off with this loan? Is your future husband employed? If so, what is his monthly income?	I pay approximately 1500 a month for credit card bills. My plan is to pay this loan off in one year. Yes future husband is employed and makes approximatly 4500 a month. I have various sources of income since I contract with several companies.

Member Payment Dependent Notes Series 585168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585168	$17,000	$17,000	7.88%	1.00%	September 29, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585168. Member loan 585168 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Direct Mail Source inc.	Debt-to-income ratio:	8.75%
Length of employment:	1 year	Location:	Hesperia, CA

Home town:
Current & past employers:	Direct Mail Source inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,074.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Can you verify your income?	58k a year

Member Payment Dependent Notes Series 585232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585232	$8,400	$8,400	13.61%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585232. Member loan 585232 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,158 / month
Current employer:	State Teachers Retirement System of Ohio	Debt-to-income ratio:	10.03%
Length of employment:	10+ years	Location:	Hilliard, OH

Home town:
Current & past employers:	State Teachers Retirement System of Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,501.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State Teachers Retirement System of Ohio?	Type your answer here. I am a Senior Computer Operator.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. What is HELOC?
A HELOC is defined as a "Home Equity Line of Credit" and what it permits is for the borrower to use the equity in their home to obtain needed cash.	Type your answer here. I have a mortgage 146,900, house appaised for 154,000. No HELOC loans.
Home Equity Line of Credit, I think.	Type your answer here. No, I do not have a HELOC.

Member Payment Dependent Notes Series 585404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585404	$3,600	$3,600	17.19%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585404. Member loan 585404 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,080 / month
Current employer:	Tenneco	Debt-to-income ratio:	17.26%
Length of employment:	< 1 year	Location:	Platte City, MO

Home town:
Current & past employers:	Tenneco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I am currently raising my two granddaughters that are 10 and 13. They both play competitive sports one is in softball and the other is in basketball. I recently started back to work after being out of a job for almost a year and had to go out and buy a new car to get them to their tournaments and me back and forth to work. Old car's engine died. With that being said I am having an issue coming up with the money for their sports and taxes on my new car. Any help you could possibly give would be greatly appreciated. Thank you for taking the time to read this and help us out. Borrower added on 09/27/10 > Everything I do is for my grandchildren, I do not own any credit cards as when I lost my job I got rid of them. I started back to work 6 months ago and the car was a necessary purchase for reliable transportation to get me back and forth. As well as making sure the grandchildren got back and forth from practice and tournaments. Just want them to have the best possible life that I can give them.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	50
Revolving Credit Balance:	$210.00	Public Records On File:	1
Revolving Line Utilization:	17.50%	Months Since Last Record:	65
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am going to invest in your loan. I wish you well with your granddaughters and keeping them involved in sports.	Type your answer here.Thank you for your investment and I will make sure to let them know!
What is the purpose of the loan? What debt are you consolidating? Are you maxed out on your credit cards? What will you do to make sure you pay? Do you have a excessive spending issues? Please pay us back. Do not let us down. We trust you. We have a legal contract.	I do not own any credit cards. I got rid of them when I lost my job last year. I went back to work 6 months ago and there is no excessive spending just trying to give my grandchildren the best life they can possibly have. The reason for the loan is pay the taxes on the new car that was needed to get me to work and the grandchildren back and forth from practice and tournaments. Everything that I do is for them!
Greetings! What was the public record 65 months ago, was that a bankruptcy? What is Tenneco and what is your position there? Thank you and best of luck with everything.	I have never filed bankruptcy. I am a quailty clerk at Tenneco. Tenneco makes the tail pipes for Ford F-150s.

Member Payment Dependent Notes Series 585432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585432	$7,500	$7,500	7.88%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585432. Member loan 585432 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,858 / month
Current employer:	Municipal Gas Authority of Georgia	Debt-to-income ratio:	12.52%
Length of employment:	10+ years	Location:	POWDER SPRINGS, GA

Home town:
Current & past employers:	Municipal Gas Authority of Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > I have worked my way down to this last little bit of debt over the past several years and would like some relief from the extremely high interest rates that I'm paying on my last few credit cards. I've brought my credit score up 100 points in the past year!

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	79
Revolving Credit Balance:	$2,511.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide details of the debt you are cosolidating ? Thanks.	I have balances on credit cards from 7 companies. The interest rates have skyrocketed with the new banking regulations and it currently makes more sense for me to pay the cards off at a lower interest rate. I have the ability to pay the cards directly and have been doing so faithfully. There is also a small balance on my car loan that I would like to eliminate as well. Over the past 3 years I have closed multiple credit card accounts, paid off debts and improved my credit score. My current debts are to American Express, Barclay Card US, Home Depot, Household Bank, Lowe's, Sam's Club and Target. I am no longer using credit cards for purchases and pay cash for everything.

Member Payment Dependent Notes Series 585434

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585434	$14,000	$14,000	7.88%	1.00%	September 30, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585434. Member loan 585434 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	2wire	Debt-to-income ratio:	6.33%
Length of employment:	< 1 year	Location:	Union City, CA

Home town:
Current & past employers:	2wire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I need this loan to pay off my credit card which has an higher APR, I used the money from my credit card for my marriage expenses. I have a Bachelors and Masters in Computer Science with GPA greater than 3.7. I am working in the information technology field since Jan 2003 and have never been out of job since then. I work in a well reputed firm which is the sole provider to all the modems and gateways for ATT.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,307.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585489

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585489	$24,000	$24,000	20.16%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585489. Member loan 585489 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Signal Hill Petroleum	Debt-to-income ratio:	1.82%
Length of employment:	9 years	Location:	Westminster, CA

Home town:
Current & past employers:	Signal Hill Petroleum
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > First, thanks to all of the LendingClub investors who took a chance on me and funded my $12,800 loan in January (Loan #475957). I paid that loan off in June—not so good for you investors to make some money, but it does show that I take paying off my debts seriously. I am now the proud owner of a home in California, and LendingClub helped me to achieve my goal. My number one personal goal continues to be building my credit into "A" status…plus fix up my house. My background includes a BA degree in Geology and an AA degree in business. I have been at very stable job since March 2001 as a production analyst for an oil company and have been told I have extremely strong job security. I have a house mate who pays $800/month in rent plus one half of all utilities. I have known him for years and he is very reliable. He is a construction superintendent/carpenter with a contractor’s license and is going to help me with remodeling my kitchen and master bath. He has already completed work on other parts of my home. Monthly Net Income: $4171 Monthly Expenses: $3623 – ($221 + 800 from house mate) = $2602 Expenses Detail: $2690 mortgage (includes taxes & insurance) $250 HOA dues $442 phone, gas, electricity, water, trash, cable, internet $98 gym, auto insurance $143 minimum credit card payments $3623 - $1021 from house mate = $2602 net expenses Total Debt: House + $5605 in credit card debt (purchases for home improvement) Cars paid off To be Paid with Loan: $5605 to pay off credit cards $18395 for construction materials + some labor: tub, tile, fixtures, cabinets, misc. I can assure you I will make payments to you on time each month as promised. If you have any questions, please do not hesitate to contact me. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,435.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you intend on paying this loan off early or carrying it to term?	The way things look now, I will be carrying it to term. My long-term financial plan lists this payment out monthly for at least 3 years...likely for the full 5. However, to be completely honest, if a large amount of cash unexpectedly comes my way, the smart thing to do is pay it off early. I don't see this happening, however.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance of mortgage: $376,638 No HELOC or any other loans Market value: $419,000, although with the work I am putting into it, that should increase. Let me know if you need anything else. Thank you for your consideration.
How long will you take paying off this loan?	I will be taking at least 3 years to pay off this loan...probably longer I have the monthly payment forecasted out that far in my financial plan. Of course if a bunch of money drops into my lap, it would be financially responsible to pay it off. Don't see that happening however.
Did buying a house improve or hurt your credit score?	Buying my house hurt all three credit scores. Experian was the least affected, TransUnion had the biggest drop. Also got new credit cards to help with renovations (Lowes and Home Depot), and that further affected my scores.
I hope you can be as successful in payback of this loan as you were in the first. I'm throwing my two bits your way. My LC account is my kids (ages 2 and 6) scholarship fund, so please do right by this loan.	Thank you for taking a chance on me. I can assure you that I will pay this loan off, in full...especially since I do realize that the money behind this loan comes from real people, like you and me. That's one reason I like LendingClub, even though I could get the money elsewhere at a lower rate. I have never left a debt unpaid in my life, and I don't intend to start now. Thanks again, and best wishes to your family.
Can you please verify your income with Lending Club. platinum_marketing	I'd be happy to. Do I contact Customer Service to do this? I'm sorry, but haven't run into this before, so a little unclear as to procedure.

Member Payment Dependent Notes Series 585531

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585531	$6,000	$6,000	10.75%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585531. Member loan 585531 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	delta airlines	Debt-to-income ratio:	23.68%
Length of employment:	10+ years	Location:	locust grove, GA

Home town:
Current & past employers:	delta airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I want to consolidate high interest loans into a low interest loan. Never been late or defaulted on a loan. My plans are to have extra money monthly and have been employed for over 30 years and employer has stable company of over 70 years.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,623.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for delta airlines?	Customer Service Agent
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Yes I have a spouse and our combined income varies between $3800-4000 a month.

Member Payment Dependent Notes Series 585532

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585532	$22,750	$22,750	11.86%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585532. Member loan 585532 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Texas A&M University	Debt-to-income ratio:	23.35%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	Texas A&M University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > Consolidating cc debt into 1 loan... I have excellent credit and have never missed a payment on anything. I have a very stable job at Texas A&M University, where I am also working on a Doctorate degree.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,921.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 585546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585546	$14,000	$14,000	16.82%	1.00%	October 4, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585546. Member loan 585546 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Government	Debt-to-income ratio:	11.31%
Length of employment:	5 years	Location:	Saint Petersburg, FL

Home town:
Current & past employers:	Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > My job is currently the most stable in the United States being in the military and on Active Orders. I am currently a married E-5 and living off base. With that being said my bi-weekly payout is 2184. My wife pays all of the living expenses and my job are the car notes, insurance, gas and credit cards. I have the funds to pay everything every month I am just looking for something that I can consolidate everthing into 1 easy payment and to have the freedom of owning our vehicles (which in FL lowers your insurance).

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	49
Revolving Credit Balance:	$7,032.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Government, and which Government is it?	I am in the military and it's for the United States.
Re: Your loan application; Government Employee. My questions are:: (1) Service Branch: Air Force? Army? Coast Guard? Marine Corps? Navy? PHS? (2) Active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (3) Length of Employment shows 05 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (4) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	I am Air Force Active Duty (E-5). I am married and living off post. (bringing in extra funds) my contract date expires in just under 4 years...I just reenlisted. And i am planning on going until my 20 plus year mark to make it a career with pension. Currently under my pay grade and benefits annual income is just under $60,000 now. No living expenses wife pays that. I am applying for the debt consolidation to pay off vehicles and credit cards that is all.
Hi, What are the interest rates on the debts you are consolidating? Thanks, -LL Herndon, VA	The interest rates are just over 10 percent (we had no credit when we purchased). The credit cards are between 7-17% variable. My wifes are a higher variable rate not because of poor credit but still lack of and lack of account lenght.
Hi, I hesitate to fund a loan where the person is paying off a 7% loan with a Lending Club loan at a much higher rate. Financially, you're digging yourself deeper into debt and instead of helping you, I'm hurting you. Of course, there could be extenuating circumstances (could be the debt is at a teaser rate set to expire, etc). So, do you understand that refinancing a credit card with a 7% rate or a car at a 10% rate to a new 16.82% rate will cost you more? for example a $7000 debt @ 10% will cost you $700 in interest for a year. Change that $7000 debt to 16.82% and you now owe $1177 or nearly $500 more. Maybe you should think about paying off your wife's cards with the higher rates. Sincerely, -LL Herndon, VA	That's exactly what they were. The initial rates are getting ready to expire and it's actually cheaper on lending club, hence the reason I turned to them. I'm also just trying to roll everything into one payment just for ease of payments. there are to many different sites to keep track of and I'm just done with the credit card thing except to keep 1 maybe 2 with the highest limits for credit purposes and for emergencies.

Member Payment Dependent Notes Series 585560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585560	$10,000	$10,000	13.98%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585560. Member loan 585560 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Primex	Debt-to-income ratio:	5.45%
Length of employment:	2 years	Location:	los angeles, CA

Home town:
Current & past employers:	Primex
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I plan on using the money for wedding expenses. I graduated from UCLA in 2007 and have had a stable job as an accountant since. I have never missed any payments for credit cards/student loans. Borrower added on 09/25/10 > If you check my credit report you will see I have never missed a payment for any account I have held. I am a very responsible, especially in terms of payment for debts, and will make sure payments are always made on time. I will have no problem paying a monthly fee of 230 for this loan. Please feel free to ask any questions you may have. I want to get my loan funded ASAP and begin the next part of my life!

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,113.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 585593

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585593	$5,000	$5,000	16.45%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585593. Member loan 585593 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Actelion Pharmaceuticals US, Inc.	Debt-to-income ratio:	19.71%
Length of employment:	10+ years	Location:	Belmont, CA

Home town:
Current & past employers:	Actelion Pharmaceuticals US, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > Debt consolidation will allow me to "come up for air." In my past I've had to depend on loans with interest rates that would make you think "dumb move." It's always a necessity at the time and regardless, payment is ALWAYS made on time. I'm honest and committed to my responsibilities.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,425.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why have you had to depend on "dumb move" loans? You make good money and have been with your employer for over 10 years. Specifically, what are the loan proceeds to be used for?	I have a $5000 loan with an interest rate of 59%... it's not going anywhere... and I pay $250 a month...

Member Payment Dependent Notes Series 585626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585626	$9,600	$9,600	16.82%	1.00%	September 30, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585626. Member loan 585626 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	One Technologies	Debt-to-income ratio:	21.33%
Length of employment:	1 year	Location:	dallas, TX

Home town:
Current & past employers:	One Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,879.00	Public Records On File:	1
Revolving Line Utilization:	96.60%	Months Since Last Record:	57
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is One Technologies and what do you do there? Where did you work prior to that?	Hi! One Tech is an online marketing company. I create products and services to be marketed to consumers online. I have always worked in direct to consumer marketing. I've worked for some fantastic companies, managing product development and marketing.
What is the purpose of this loan?	Hello CriticalMiss, I am completing my undergraduate degree at Penn State and the loan is to pay for some of my educational costs. Earlier this year, I started to help my mother with her finances (i.e. mortgage, car, etc), so paying for school out of pocket has been a challenge. This loan will ensure that I can focus my efforts and not have to delay taking classes.

Member Payment Dependent Notes Series 585651

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585651	$6,250	$6,250	16.45%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585651. Member loan 585651 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Te'Kila	Debt-to-income ratio:	16.92%
Length of employment:	< 1 year	Location:	Burbank, CA

Home town:
Current & past employers:	Te'Kila
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,794.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Te'Kila, what do you do there, and where did you work prior to that?	It's a restaurant in Hollywood. I work there as a server. I'm also an actress, so I'm generally on set 2-3 days/week. Before my serving job I was a bridal consultant, but I had to leave that job because acting started picking up and I needed a more flexible schedule.
how much is your rent? car payment?	My car is paid off and my rent is $560/mo.

Member Payment Dependent Notes Series 585658

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585658	$19,000	$19,000	16.32%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585658. Member loan 585658 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,450 / month
Current employer:	USAF	Debt-to-income ratio:	23.24%
Length of employment:	7 years	Location:	Tampa, FL

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I am using this loan to help consolidate debt acquired from putting my wife through college. I'm an active duty member in the United States Air Force; so I have stable income, paying this loan back on time every month will not be a problem.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	74
Revolving Credit Balance:	$19,971.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Rank? ETS?	I am Active duty, my current rank is SSgt E5, my ETS is 2/31/2014, Im hoping to apply for medical school through the military so i would be contaracted for another 6-8 years.
Re: Your loan application; USAF My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 07 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	I am Active duty, my current rank is SSgt E5, my ETS is 2/31/2014, Im hoping to apply for medical school through the military so i would be contaracted for another 6 years. I personaly plan on staying in 20 years. I am a medic assined to the 6th medical group at macdill AFB. I belong to thr United States Air Force.
HI, I'm interested in funding your loan, but I have a question. Since this is a debt consolidation loan, could you list your debts, interest rates, and the amount you pay every month? for example Citi Visa $2000 balance, 23.9% APR, $200 per month. Thanks in advance for answering my question. Sincerely, -LL Herndon, VA	My current debit total is $20,000 spread across 2 credit cards (This was the only way I could afford my wife???s tuition costs the total of which was $30,000 but I paid 10,000 with my own cash) the first card is a Visa which has a $8,500 balance with a 29.99% interest rate. The other is a master card which has a balance of $11,500 which has a 24.99% interest rate. I personally plan on closing each these cards once they are paid off which is one reason for the loan. Thank you for your inquiry I hope I answered your question.
Is your wife working yet?	She just graduated the begin of August and received here state license September 10 and is now currently seeking employment she has also put in an application with USA Jobs for a GS 8-9 job posting at my base.

Member Payment Dependent Notes Series 585675

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585675	$15,000	$15,000	11.86%	1.00%	October 4, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585675. Member loan 585675 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Jim carpenter	Debt-to-income ratio:	20.30%
Length of employment:	10+ years	Location:	Locust grove, VA

Home town:
Current & past employers:	Jim carpenter
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > Paying off 2 high interest loans one is a charge card and the other with citifinancial

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	47
Revolving Credit Balance:	$8,150.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the delinquency on your account about 4 years ago. Also what are the balances and rates on the debts you are consolidating?	citifinancial Loan is 24 percent for 5 years and 7300.00 owed.Discover is 24 percent and will take 25 years to pay off at 200.00 a month. Not sure about what was late 4 years ago
My questions: (1) What is current employer Jim Carpenter? and What is your position (Job/What you do) for employer? (2) Transunion Credit Report shows $8,150 Revolving Credit Balance. Loan is $7,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Jim Carpenter is a building supply business. I work for the salesman taking orders and doing quotes. They are owned by The Lester Group. I will probably take the 3 years to pay it off, unless I were to get a windfall. Loan for citifinancial is 7400.00 and loan for Discover charge is 7200.00
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	citifinancial owed7400.00 and Discover is owed 7200.00 I work for salesman and take orders for customers and do quotes and billing.I pay 200.00 to discover and 250.00 to Discover.
Could you please list the debts you are consolidating and their interest rates?	Citifinancial is 7400.00 and the interest rate is 14-the loan is for 5 year Discover is 24 percent and if I pay 200.00 a month it will be paid off in 25 years. I will be canceling all credit cards except for 1 with a small credit line for emergencies.

Member Payment Dependent Notes Series 585680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585680	$18,750	$18,750	10.38%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585680. Member loan 585680 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Bristol Bay Area Health Corporation	Debt-to-income ratio:	16.58%
Length of employment:	2 years	Location:	Dillingham, AK

Home town:
Current & past employers:	Bristol Bay Area Health Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I applied for this loan, so my husband and I can pay off credit cards faster. Although I could have obttained the 5 year loan for the same APR, I went with the 3 year loan. I always try to pay off things as quickly as possible. Most of my credit card debt was obtained while I was in undergaduate school obtaining a dual degree which took 6.5 years. I am now in a position where I am able to pay cash for most all my purchases. My credit report reflects my credit worthiness and I have always had at least one job, if not two. I also currently work part time and bring in an additional $800 per month. However I was not able to reflect that income on my application. I am currently pursuing a masters in public health and I also rent out my two homes and receive $1800 per month for those two properties. My job is extremely secure. I work for a native hospital in Alaska and just received $37,000 over the next two years, to pay off most of my undergraduate school loans. I had to sign a two year contract for that and I am also receiving funding for my masters degree that I am currently obtaining. At the moment, my contract runs through April of 2013. If I leave before then, I am entitled to repay the $37,000 plus an additional $7000 - $8000 that has been invested in my masters degree plus all future expenses for my masters. I can assure you I will not be leaving my job, and they would also like to get their investment out of me. Not to mention, I love what I do and I love where I live. I never miss payments and pay extra on almost every bill every month. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,923.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 585684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585684	$15,000	$15,000	15.21%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585684. Member loan 585684 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Virginia Farm Bureau	Debt-to-income ratio:	23.07%
Length of employment:	3 years	Location:	HOPEWELL, VA

Home town:
Current & past employers:	Virginia Farm Bureau
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > This is a loan to consolidate all of the debt my wife and I have accumulated over the years due to various situations. The payments would be cheaper for us and would also allow us to close all the credit accounts. We both have great credit and would have no issue with making this monthly payment. Please feel free to ask any questions. Borrower added on 09/27/10 > Any additional information I could provide to help get this funded?

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,827.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Virginia Farm Bureau?	I work in IT, I'm the Senior Storage and Virtualization engineer.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our only loan is for our mortgage, the balance is around $270,000. No home equity loans. Zillow only lists the tax assessor's value is $250,000.

Member Payment Dependent Notes Series 585712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585712	$18,250	$18,250	13.98%	1.00%	September 30, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585712. Member loan 585712 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	Half hollow hills school district	Debt-to-income ratio:	11.26%
Length of employment:	10+ years	Location:	Farmingdale, NY

Home town:
Current & past employers:	Half hollow hills school district
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	48	Months Since Last Delinquency:	8
Revolving Credit Balance:	$26,645.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Half hollow hills school district?	Type your answer here. I'm a psychologist.
My questions: (1) Transunion Credit Report shows $26,645 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here ABOUT 2000 A MONTH.NO I DONT HAVE A HOME EQUITY LINE OF CREDIT. I WILL PAY LOAN OFF AS SOON AS POSSIBLE.
Hello and Welcome to Lending Club. Could you please address 2 delinquencies in the last 8 months? Thanks, and good luck!	Type your answer here. Oversight.

Member Payment Dependent Notes Series 585731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585731	$21,000	$21,000	15.95%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585731. Member loan 585731 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,925 / month
Current employer:	Kohler Company	Debt-to-income ratio:	18.48%
Length of employment:	2 years	Location:	Oostburg, WI

Home town:
Current & past employers:	Kohler Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Essentially this is a debt consolidation loan, my wife brought significant debt into our marriage and this is one of the ways we are looking to pay down/lower our overall APR's. Borrower added on 09/27/10 > My job is very stable and I'm actually eligible for two reviews this year that may (and I hope) will result in raises. Also by the end of this coming year I should be eligible for the bonus program here. I also do a considerable amount of side work coding web pages and web applications. Borrower added on 09/27/10 > Our monthly budget leaves approximately $750 extra per month, we are also paying an extra 600 per month towards our student loans as part of our goal to be "debt free" (aside from mortgage) by 2017.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,199.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Kohler Company?	Information Technology
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No HELOC's I'd like to leave my equity in tact as there are some older appliances (furnace and well) that are currently running but have given us issues. Approximate mortgage balance (only one) on the house is: 150,000, estimated property tax valuation was 163,000.
Hi Couple of questions: 1.) How come your wife is not applying for this loan as the loan would be used against her debt ? 2. ) Please list all your & your wifes' debts, APRs', outstanding balances, monthly payments, durations and please highlight the debts that are going to be adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses, mortages, home-insurance, including health-insurance payments & if any tax liens, alimony & child-care expenses? 3.) Which platform/technology do you work on ? Are you a direct hire or consultant ?	1. At this point our individual problems are each other's, that may sound old fashioned but thats how our relationship works. 2. At this point Lendingclub has verified income and approved the loan, I'd prefer not to list all of our expenses etc, my profession is IT Security. If this is a sticking point for you I understand and if there is a particular point you want to ask about fine, however we do not spend more than we take in, in fact we have approx 600-800 left over per month depending on unexpected expenses. No alimony, no children, unless you count a dog :) no tax liens. 3. As stated above I work in IT Security, am a full time, regular employee (I guess you would classify it as direct hire).

Member Payment Dependent Notes Series 585734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585734	$4,000	$4,000	10.75%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585734. Member loan 585734 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,101 / month
Current employer:	Disabled	Debt-to-income ratio:	6.27%
Length of employment:	n/a	Location:	Paradise, CA

Home town:
Current & past employers:	Disabled
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,058.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585745

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585745	$14,500	$14,500	10.75%	1.00%	September 30, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585745. Member loan 585745 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,813 / month
Current employer:	I Care Body Works	Debt-to-income ratio:	18.51%
Length of employment:	< 1 year	Location:	kiefer, OK

Home town:
Current & past employers:	I Care Body Works
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I work at an autobody shop and have been in this business for over 12yrs. The reason I am borrowing money is because in my line of work there are always vehicles that come up for sale at very reasonable price and having the money there to buy them when they come up, I can repair them & sale them at a good profit. I have a full time job that pays all my bills with plenty left this money would be used to make a little on the side and build up my savings so that I am able to do things with my family. Thank you so much for considering me. God Bless

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	25
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at I Care Body Works and where did you work prior to that?	i am a combo guy i do painting body work replace glass and frame work but i mostly paint. i worked at Accurate auto body and glass i worked there for the last 2 years as a painter but i moved to a differant town and hade to switch job.

Member Payment Dependent Notes Series 585759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585759	$7,000	$7,000	16.45%	1.00%	September 30, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585759. Member loan 585759 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Omni Die Casting	Debt-to-income ratio:	14.93%
Length of employment:	< 1 year	Location:	Canton, OH

Home town:
Current & past employers:	Omni Die Casting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > We are using this money for our wedding in November. I've never missed a payment on a bill or been late. We plan to put all of the money we receive at our wedding towards this loan.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,830.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Omni Die Casting and where did you work prior to that?	Previously i worked in PA at Online Stores through Carroll Harris Staffing Agency. I am a production worker at Omni Die Casting

Member Payment Dependent Notes Series 585885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585885	$13,750	$13,750	14.84%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585885. Member loan 585885 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	Pathfinders of Oregon	Debt-to-income ratio:	21.50%
Length of employment:	8 years	Location:	Weston, OR

Home town:
Current & past employers:	Pathfinders of Oregon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > Money is to expand my catering business. Borrower added on 09/25/10 > I want to expand my business to an ever increasing wine catering market. We live in the Walla Walla Valley and there are about 112 diffenent wineries. We need to expand to meet the needs of a growing catering market.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,429.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan on paying this loan off early or carrying it to term?	Type your answer here. At this time I'm not sure. With the expansion of the business, we would carry the loan probably for at least 2 years before trying to pay off early.
If the business venture is a bust do you have another way to ensure payment of this loan in order to keep it out of default?	Type your answer here. My husband and I both have full time jobs and our catering business in it's current state is successful as well.

Member Payment Dependent Notes Series 585900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585900	$7,200	$7,200	13.61%	1.00%	September 29, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585900. Member loan 585900 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Stratmar FinancialRFetail Coverage	Debt-to-income ratio:	7.50%
Length of employment:	2 years	Location:	Temple city, CA

Home town:
Current & past employers:	Stratmar FinancialRFetail Coverage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > Looking for a quick short term loan to clean up some high interest credit card debt and a high interest car loan. Loan will not go 36 months.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,054.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Stratmar FinancialRFetail Coverage and where did you work prior to that?	Currently a Regional Manager, have been a management executive in my last 2 positions.

Member Payment Dependent Notes Series 585912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585912	$2,500	$2,500	7.88%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585912. Member loan 585912 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Angeno's Pizza & Pasta	Debt-to-income ratio:	23.80%
Length of employment:	3 years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	Angeno's Pizza & Pasta
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,490.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 586034

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586034	$23,500	$23,500	11.12%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586034. Member loan 586034 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Signature Healthcare	Debt-to-income ratio:	16.83%
Length of employment:	2 years	Location:	ELIZABETHTOWN, KY

Home town:
Current & past employers:	Signature Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,708.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Chase Credit Cards (X2)--approx. 6000total with interest rates of 12 and 13%. Discover Credit Card--Approx 4500 with interest rate of 13% Toyota Financial Services--Approx 8500 Monthly payment of 260.10 Department of education--Approx 4500. monthly payment of 100. I hope to pay all of them off, so im not in debt my whole life. I am 28 and would like not to be in debt my whole life. I work full time as an LPN at a nursing home on the night shift. If you have any other questions or need clarification on anything please let me know. Thank you, Kristy Little

Member Payment Dependent Notes Series 586046

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586046	$2,400	$2,400	13.61%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586046. Member loan 586046 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Sky security	Debt-to-income ratio:	23.75%
Length of employment:	< 1 year	Location:	long beach, CA

Home town:
Current & past employers:	Sky security
Education:

This borrower member posted the following loan description, which has not been verified:

Small business loan needed. I am a honest borrower that needs a small business loan. Your interested and PAY BACK is guaranteed. I am trustworthy,responsible and will stand by my word. I am currently employed and I also have an supplemental income. This loan will be used for my current business advertising costs and services etc. Borrower added on 09/24/10 > Please feel free to contact me with any questions that you might have regarding my intentions.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,817.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of business do you intend to open? How long do you intend to pay on this loan you have 60 months just wondering if you need the full time or if you will pay off early?	I already have started a part time internet business. I sell software in my business. I do not intend on paying off the loan early . I do not want to do this because I would like for both parties to benefit from this. I do want for the lenders to receive interests.

Member Payment Dependent Notes Series 586065

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586065	$10,000	$10,000	15.58%	1.00%	September 29, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586065. Member loan 586065 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,232 / month
Current employer:	Oakland Unified School District	Debt-to-income ratio:	4.40%
Length of employment:	2 years	Location:	oakland , CA

Home town:
Current & past employers:	Oakland Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > This loan will help us pay for the catering services, photographer, and the deposit to rent a house. But most importantly, it will allow us to enjoy our final month of our engagement! Borrower added on 09/27/10 > I am glad to see that money is being added to the account day by day! I would like to thank all of the investors, as this will be a tremendous help...as we are now only 25 days away from marriage ; )

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,093.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Oakland Unified School District?	I work in the Credentials Department - Human Resources Services and Support office of the Oakland Unified School District.
My questions: (1) Transunion Credit Report shows $2 unidentified payment delinquencies within last 9-months. Why don't you pay your bills on time? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Regarding your first question, I am not sure what $2 unidentified payment delinquincy you are referring to? According to my Experian report, such item is not listed. In addtion, the reason why a few items were not paid on time, is because I was paying off my graduate studies while also paying my undergrad student loans in addition to other bills. However, to help remedy the situation I consolidated my debt. The program plan was set for a five year term, but instead I managed to pay off my debt in two years instead. Which leads me to question your first question? Since I consolidated my debt all of my payments have been made on time. Regarding your second question, originally, our goal (referring to my Fiance and I) is to pay off the loan in one year. However, if time does not permit, then we will pay off the loan in three years.

Member Payment Dependent Notes Series 586071

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586071	$9,100	$9,100	7.88%	1.00%	September 29, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586071. Member loan 586071 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Songs Music Publishing	Debt-to-income ratio:	2.34%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Songs Music Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > I just got married this summer and the plan is to pay off my credit card debt now. I had a plan to do that but I found a loan opportunity with a lower interest rate here at LendingClub. My job is very stable and I intend to stay with my employer for the foreseeable future. I am very responsible with my money and have recently implemented many budget plans for myself and my wife. I am saving for retirement as well as paying down my debt. This loan will offer me the opportunity to pay down my debt faster. Feel free to ask any other questions and I will do my best to give you an answer.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,087.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Songs Music Publishing and where did you work before that?	I am the Director of Technology, which means that I am in charge of the technology department and advise the CEO on technical issues. I am also responsible for our web application, Songsearch. Before this job I worked at an interactive agency. I started as a web developer there and was promoted to Senior Web Developer and then to Director of IT. Let me know if you have any more questions.

Member Payment Dependent Notes Series 586074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586074	$20,000	$20,000	20.53%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586074. Member loan 586074 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	128 Air Refueling Wing (USAF)	Debt-to-income ratio:	11.39%
Length of employment:	10+ years	Location:	Racine, WI

Home town:
Current & past employers:	128 Air Refueling Wing (USAF)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	2
Revolving Credit Balance:	$16,044.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the 128 Air Refueling Wing (USAF) and how long do you plan on staying in the Air Force?	I'm a Boom Operator, my primary job is to refuel airplanes while flying. I'll be the Chief Boom in 1 year (highest rank/position). I plan on completing my career at 30 years of service, which is in 5 years.
What are you going to do with this loan? You haven't provided a description. What was your credit delinquency 2 months ago? If you don't know, get your transunion credit report from annualcreditreport.com Can you send income verification into lendingclub as soon as possible?	It is from my Air Tech Credit Union, while away on extended military orders, it is an account that I don't have automatic payment set up for, so it was unfortunately delinquent, immediately paid,upon my return. This is a business loan for my start up real estate services business. The funds will be used for marketing, small rehab projects for purchased homes. Tax lien purchases and rehab as well. Income verification will be emailed here shortly. Thank you.
For your business, are you going to be buying properties or just marking them?	Buy properties for rental income, rehab to resell, and tax liens to sell after redemption.

Member Payment Dependent Notes Series 586093

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586093	$3,000	$3,000	13.98%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586093. Member loan 586093 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,200 / month
Current employer:	CCS	Debt-to-income ratio:	1.18%
Length of employment:	10+ years	Location:	Salt Lake City, UT

Home town:
Current & past employers:	CCS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > home improvement

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,438.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 586116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586116	$7,200	$7,200	11.49%	1.00%	September 29, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586116. Member loan 586116 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,944 / month
Current employer:	Univ. of California	Debt-to-income ratio:	16.78%
Length of employment:	6 years	Location:	Daly City, CA

Home town:
Current & past employers:	Univ. of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I plan to use this loan to refinance an existing loan. Currently I am paying $190 a month so making the payments on this loan will be no problem. Im just looking to free up a few dollars a month with a lower monthly payment and much lower interest rate. Thank you. Borrower added on 09/24/10 > I'd also like to add that this is my second time using LC. My first loan was in the amount of 4,725 and it was paid in full in less than the agreed 36 months. I recently received an email from LC and decided to see if I could use this great site one more time. Im glad that my listing was approved.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,459.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Univ. of California?	Hi CriticalMiss, I'm an administrative assistant at the university. It will be 7yrs. in October since I started working here. Thanks.
Who is your existing loan with? How long have you had it?	CITI Financial. It's a horrible loan @18.67% but I took it to consolidate and clean up my credit report with the intention of refinancing it once my credit improved. I've had it since 11/2008 and now I'm looking to follow through with my plan. Hopefully I can refinance it now.

Member Payment Dependent Notes Series 586145

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586145	$12,000	$12,000	16.82%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586145. Member loan 586145 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	DDI	Debt-to-income ratio:	13.40%
Length of employment:	1 year	Location:	Smithtown, NY

Home town:
Current & past employers:	DDI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,945.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? Why did you not complete a description? How will you pay this loan? Are you employed? What do you do? What expenses do you have?	Hi, I was not asked for a description, sorry. I would be happy to give you one if you would like. Yes, I am employed, full time and I also work overtime. That is how I will be paying the loan. I am an employment specialist for the mentally disabled. My truck is paid for, so I do not have car payments. I pay rent with utilities included. I am basically consolidating my higher interest credit cards to lower my monthly payments. Thank you.

Member Payment Dependent Notes Series 586202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586202	$24,250	$24,250	11.12%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586202. Member loan 586202 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Seton Medical Center	Debt-to-income ratio:	7.49%
Length of employment:	10+ years	Location:	PACIFICA, CA

Home town:
Current & past employers:	Seton Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,175.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, potential lender here, 1. What do you do at Seton medical center? 2. 40k in debt can you please list debts and associated interest rates(APR) ? Thanks	I am an Intensive Care Registered Nurse. Interest rates range from 0% - 14%. 0% cards expiring soon.
Your claiming to be grossing 140K/yr which is double the national average for an ICU RN so it raised a red flag. Can you please elaborate on where your additional income is coming from or clarify your position at Seton Medical Center. Can you also please touch on how you accumulated your debt. Thanks	The Bay Area is the highest paid in the nation, I faxed my check stubs and W2 form from 2009 as proof. Did you receive them? I made $127,000.00 last year and will make at least $140,000.00 this year with raises. I have been working for the hospital for 23 years, over 16 of those as a Registered Nurse. I remodeled my house last year with 0% credit cards and now the 0% is expiring. I would like to consolidate.
I am interested in funding your loan, however I have 2 questions: 1) What is the current balance on your mortgage including any HELOC? 2) What is the current value of your house(use zillow.com if necessary)?	1) $328,000.00 2) Value on Zillow $393,000.00
While 53 lines of credit is not a record it begs me to ash what have you changed in your spending habits that will drop your monthly spending and keep this debt from reoccurring? How long in years do you plan on keeping this loan? Please list your monthly budget and itemize? Thank You	53 lines of credit? I only have 6 lines of credit which were 0% for one year and I used to remodel my kitchen and 2 bathrooms and put hardwood floors in. The 0% is expiring and I would like to consolidate.

Member Payment Dependent Notes Series 586223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586223	$12,000	$12,000	13.61%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586223. Member loan 586223 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	NEW YORK LIFE INVESTMENT MGT	Debt-to-income ratio:	22.73%
Length of employment:	6 years	Location:	Orange, NJ

Home town:
Current & past employers:	NEW YORK LIFE INVESTMENT MGT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	22
Revolving Credit Balance:	$10,751.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 586236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586236	$25,000	$25,000	13.23%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586236. Member loan 586236 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	at&t	Debt-to-income ratio:	10.22%
Length of employment:	10+ years	Location:	Cocoa, FL

Home town:
Current & past employers:	at&t
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,064.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer ATT? (2) Transunion Credit Report shows $21,064 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here.1 facility tech (cable repair) 2 none is home equity loan/ i pay about 500$ on credit cards 3 5 years
I am interested in funding your loan, but would like you to answer 2 questions: 1) What is the amount of your mortgage on your house? 2) What is the current value of your house(use zillow.com if necessary)	1. $120,000 2.$140,00
Please list balances and APRs of the credit cards you intend to pay off with this loan. thanks!	11000 apr 15% 10000 apr 15% 4000 apr 10%
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1 mortage 1100$, utilities power 120$,phone&internet 56$ car ins 460$(6 months) food 100$ week 2 sole earner

Member Payment Dependent Notes Series 586247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586247	$15,000	$15,000	11.49%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586247. Member loan 586247 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Penava Mech. Corp.	Debt-to-income ratio:	5.52%
Length of employment:	10+ years	Location:	Astoria, NY

Home town:
Current & past employers:	Penava Mech. Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I’m planning to use my loan for home improvements. I’ m very responsible and obligated person when comes to finance. My job is very secure I’m working for this company over ten- years, hope that’s counting for something.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,876.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 586249

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586249	$14,700	$14,700	18.67%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586249. Member loan 586249 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,350 / month
Current employer:	Monarch Dental	Debt-to-income ratio:	15.55%
Length of employment:	< 1 year	Location:	San Antonio, TX

Home town:
Current & past employers:	Monarch Dental
Education:

This borrower member posted the following loan description, which has not been verified:

I am a general dentist with additional training in some oral surgery procedures. I am in need of the equipment necessary to sedate patients intravenously during surgical treatment. I recently began working as a general dentist and have not yet raised the funding for this equipment. Thank you for your interest.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,774.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why do you need a 5 year loan, for 1 month of income? How long do you plan to have this loan for?	I dont intend to take five years to pay back the loan. It is less restrictive to have a minimum amount and pay the loan off in a few months since there is no prepayment penalty.
Dentist, My questions: (1) Transunion Credit Report shows $14,774 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I appreciate your concern with how you how you choose to invest. I only finished a 1-year internship a few months ago in oral surgery. I supported my family of six on a slim stipend. I made it through a move half way across the country with only the above mentioned 14K of revolving credit which has taken some self control. I did not intend to raise eyebrows about the length of time I selected. The loan will likely be repaid within 12 months as I am now working with an adequate income.

Member Payment Dependent Notes Series 586251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586251	$8,250	$8,250	13.23%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586251. Member loan 586251 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,100 / month
Current employer:	Bank Street College	Debt-to-income ratio:	22.65%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	Bank Street College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$16,058.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 586259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586259	$6,000	$6,000	16.45%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586259. Member loan 586259 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	madison york alp	Debt-to-income ratio:	0.79%
Length of employment:	< 1 year	Location:	flushing, NY

Home town:
Current & past employers:	madison york alp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	2
Revolving Credit Balance:	$1,575.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at madison york alp and where did you work prior to that?	I run the food service dept we serve 200 resdients 3 meals a day and 2 snacks also, before that i was a resturant manager for ikea i was part of the opening to that open the red hook brooklyn store .

Member Payment Dependent Notes Series 586275

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586275	$7,500	$7,500	15.21%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586275. Member loan 586275 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Netezza Corporation	Debt-to-income ratio:	14.74%
Length of employment:	< 1 year	Location:	Norwell, MA

Home town:
Current & past employers:	Netezza Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > This loan will also be used for medical expenses. Borrower added on 09/27/10 > I wanted to add that I have been in the same career field for over 12 years and expect to maintain steady employment and income. A portion of this loan will be used to pay for some medical expenses and therapies.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	18
Revolving Credit Balance:	$38,604.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, Thanks for your question. Total value of my home loans (1st and HELOC) is $800.000. My home was appraised in 2009 at $989,000. We have rented the home on occasion in the summers.

Member Payment Dependent Notes Series 586326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586326	$10,000	$10,000	11.12%	1.00%	September 30, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586326. Member loan 586326 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,292 / month
Current employer:	The Biltmore Hotel	Debt-to-income ratio:	9.92%
Length of employment:	10+ years	Location:	Coral Gables - Miami, FL

Home town:
Current & past employers:	The Biltmore Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	2
Revolving Credit Balance:	$41,320.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Biltmore? What is your salary? Please list the debt accounts and amounts you are paying off.	I'm the General Manager, since 1993. I am paying down credit card debt, specifically American Express account
Can you explain the delinquency 2 months ago.	I'm unaware of a delinquency, please specify
Hi Can you please tell us what you will be paying off and what the deliquency 2 months ago is from? Thanks!	I am paying down credit card debt, specifically American Express account. I'm unaware of a delinquency, please specify

Member Payment Dependent Notes Series 586350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586350	$4,800	$4,800	13.98%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586350. Member loan 586350 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Venetian	Debt-to-income ratio:	11.26%
Length of employment:	3 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Venetian
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	60
Revolving Credit Balance:	$6.00	Public Records On File:	1
Revolving Line Utilization:	0.20%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the public record on file for?	I do not know.?
Do you not have any medical insurance from your job>	Yes I do but the copays are high and I will be out of work for 4-6 weeks so the loan will be used to pay some bills until I get back on my feet. Thanks.

Member Payment Dependent Notes Series 586360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586360	$25,000	$25,000	20.16%	1.00%	September 30, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586360. Member loan 586360 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	SpiritBank	Debt-to-income ratio:	14.63%
Length of employment:	7 years	Location:	Tulsa, OK

Home town:
Current & past employers:	SpiritBank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > The list of debtors to be consolidated and the APR have been posted as a reponse to a question by a member (if that question is able to be viewed by all). Thank you again for your consideration of this request. Kind Regards! Borrower added on 09/29/10 > The revolving credit to be paid off and closed are the following based on most recent statements and APR's that I have available: Capital One: $2257.76 29.40% APR Juniper: $2050.32 29.99% APR Bank of America: $6694.20 27.24% APR Wells Fargo: $6057.43 20.75% APR Chase: $4824.57 29.99% APR Discover: $2948.93 25.24% APR Hibdon Tires Plus: $156.00 22.80% APR Borrower added on 09/29/10 > I've been asked about my job in several questions. It is Bank Officer position with a privately held (a family owns it) bank that is a community bank solely within a single state in the Midwest where our economy is still faring much better than the rest of the nation. December 1 will be my 7 year anniversary with them. I started as a loan officer and progressed to VP position January 2008 where I've been now over 2 1/2 years managing the pricing desk for the sale of standard/traditional home mortgage loans into the secondary market. It's a highly technical and specialized position and in a dept of 25 persons I'm the only one who does what I do and has the experience with it. As our department grows I am planning to see an increase in my income. I do take my debts seriously and I realize that Lending Club's loan will allow me a 3-5 year timeframe in which to become debt free with the exception of my home. I have no auto loan and no plans to purcahse any autos anytime soon.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,969.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is SpiritBank and what do you do there? What is the current interest rate on your debt?	SpiritBank is a Community/Commerical Bank and I am a Vice President in our Secondary Markets Residential Lending. Aside from residential lending I also oversee the pricing of our department's loans into the secondary market for sale. This involves the analysis of to which "investors" loans are to be sold. The average interest rate on my revolving debt, best estimate, is probably anywhere from 12% (low end on one card) to most being over 19% and in the 21-22% range. Thank you for your question.
My questions: (1) What is current position (Job/What you do) for employer Spirit Bank? (2) Transunion Credit Report shows $24,969 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Thank you for your questions and interset in my request. 1) SpiritBank is a private/family owned Community/Commerical Bank and I am a Vice President in our Secondary Markets Residential Lending. My position is two tiered, if you will. Aside from making residential loans I also oversee the pricing of our department's loans into the secondary market for sale. This involves the analysis of to which "investors" loans are to be sold based on product type, price paid, yield, etc. It's a highly specialized and technical type of field and one for which I have a great affinity. I genuinely enjoy my career. 2) There is not a Home Equity line of credit (HELOC) on my home. There are no second mortgages either. There is only a single first lien position mortgage. Prior HELOC's showing on my bureau are from a prior home sold in April of 2009. I am paying estimated $1300-$1500 per month on the revolving credit as I try to pay a little more than the minimums. I have no auto loans. 3) I selected 5 years with the intent of paying in full within 3 1/2 to 4 years. 5 years is a manageable figure and as today, if I find it workable to put additional towards principal I intend to. I would think that 3 years is best case scenario of paying off early unless I am blessed by some unexpected windfall. Monthly Savings (about $500-$600 a month) are to be sunk back into liquid savings with a fair portion of it being reinvested actually back at Lending Club. I've already looked into how one can invest here. Those earnings will most likely be dedicated as a "sinking fund" as it's known to pay down additional principal. Thank you again for your questions. All the best!
Since this is a debt consolidation loan, please list each debt you have (type, amount, APR) and indicate which you will consolidate. Thank you!	Thank you for your question. Following is a list of the debts I have. All are Revolving Credit Cards that I am paying off and closing. All data is from most recent statements that I have available. Capital One: $2257.76 29.40% APR Juniper: $2050.32 29.99% APR Bank of America: $6694.20 27.24% APR Wells Fargo: $6057.43 20.75% APR Chase: $4824.57 29.99% APR Discover: $2948.93 25.24% APR Hibdon Tires Plus: $156.00 22.80% APR Thank you again for your question Kind Regards!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your question. Total balance after the recent refinance is roughly $256,000. There are no HELOCs or other second lien lines of credit or second lien installment loans on the property. There may appear an old HELOC on my bureau from our prior home that was sold in April 2009. The appraised value of the home at the time of the refinance was $275,000 although there have been more sales in our area that were not yet in the public record. Zillow has flucated from $265,000 to $284,000 in the past 12 months and frankly I don't know that Zillow is that accurate in our price/size range of neighborhoods. Given what I do for a living which is residential real estate financing, I think the appraised value of $275,000 is for the most part a good accurate read. Thank you again for your question. Kind Regards!
Why would you invest in other Lending Club loans rather than paying off your lending club loan? You cannot make your savings liquid again without taking a serious loss on the Trading platform and you are never going to make anywhere near as much interest income as you will be paying.	Thank you for your question and it's a good point that you make. I'm looking to try and build some liquid savings back from cash flow savings that this loan gives me over the next 12 months. Given my income projections and trajectory today and the fact my last child is leaving child care and going on to school will free up more cash. My plans are to accelerate a paydown on the Lending Club loan but realistically that will be at least 12 months out. I want to be honest about that. If the Home Equity lending markets reappear in the next 18--24 months as many are projecting there remains also the possiblity that I will decide to payoff the Lending Club loan balance remaining and put into a HELOC. As for investing some of those savings back into Lending Club, please allow me to clarify. I realize the investment into Lending Club does involve the giving up of liquidity as one is purchasing a non-callable note. My reasons for wanting to invest some of my savings that my consolidation loan will give me back into Lending Club are really two-fold: 1. This adds a little diversification to how I invest some monies. I realize it's higher risk obviously but I also see that it's a better return for part of my funds than I will get from a normal money market or bank account. I have two children whom we hope to send to a private high school in our area that does outperform many of the public schools (not to dis on public schools, my wife and I both attended them). My eldest will actually be ready in 5 years. My youngest just started pre-K. If I can invest in some 3 or 5 year notes during this time I'm willing to take some risk that I can get a better return than I would elsewhere. Frankly that will help in funding my eldest as she begins high schol. 2. Frankly, I have some altruistic motives as well. I think the entire Lending Club model is a new, innovative and frankly "compassionate" (for lack of a better word) way of bringing lenders and borrowers together. It's innovative in how it pools the risk but yet it allows regular folks like myself and I assume any others who are the funding mechanism behind Lending Club, to provide the necessary financing to those looking for it. I guess what I"m trying to say is that I would feel something of a small obligation to "give back" to Lending Club for what it will have given me which is some peace of mind and relief from financial stress. I don't look at it as a "burdensome" or "begrudging" obligation but rather a good obligation. Simply put, I can help in some small way to "give back" to others. Kind of like the "pass it on" mentality we hear about. I hope I don't sound like a nieve sentimentalist because I do mean this with all sincerity. I really do believe in life we are bound, be it by religious faith, personal philosophy or just good character; we're all bound to try to do something to help our fellow humanity in some small way or another. I really think Lending Club does that. Thank you again for your question. Kind regards!
I am going to invest in you. However, for diversification, it is never too early to start your The Oklahoma College Savings Plan which contributions are tax deductible up to $10/$20k per year rather than jumping into lending club as an investor before paying off all your debts.	Thank you for that recommendation. I didn't realize there was a tax deductible way to begin building the savings plan for one's children. Thank you again for the recommendation and the investment in my loan. Kind regards!

Member Payment Dependent Notes Series 586372

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586372	$8,000	$8,000	7.14%	1.00%	September 29, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586372. Member loan 586372 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The Center for the Partially Sighted	Debt-to-income ratio:	8.26%
Length of employment:	4 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	The Center for the Partially Sighted
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I would like to consolidate my credit card debt into one with a lower interest rate. I am very conservative and responsible with my money. I have worked at my current job, full time, for 4 years. I am single and have very few expenses. I own my car and have no car payments I have very low rent - $575/month Other than rent, my other major expense are my credit card payments which should be cut in half once I consolidate them into a single low interest loan. I would easily be able to meet the payments of my lending club loan. Thank you for reading my information, if you have any more questions, please feel free to ask and I will be happy to answer them.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,779.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. If CriticalMiss has not already asked you, what is your job with The Center for the Partially Sighted? How secure is your job in this bad economy? Wishing you well.	I am an Executive Assistant to the CEO and Clinical Director. During my 4 years here so far, my responsibilities have grown. I am utilized in multiple departments and I currently supervise 2 people. Often, when the CEO and Clinical Director are away from the office, I am the point person for decisions. Due to this bad economy, my work made one downsize in December of 2008. Since then things have stabilized, we were informed there would not be anymore downsizing. Recently we have expanded with a new satellite office. Thank you for your question and your interest!

Member Payment Dependent Notes Series 586389

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586389	$8,000	$8,000	16.32%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586389. Member loan 586389 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	united states army	Debt-to-income ratio:	2.51%
Length of employment:	5 years	Location:	harrisonburg, VA

Home town:
Current & past employers:	united states army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > im using the loan to buy a used suv and to pay off my credit card. right now i make 4300 a month and pay on the credit card and insurance and my son. i have been in the army for 5 years to month still have just over 3years left i dont get out till 2014. all my payments will be on time if not early

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	3
Revolving Credit Balance:	$5,898.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application; U S Army. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 05 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	im a sgt/ e-5 and im enlisted and curently deployed to afghanistan. my contract is up in feb 2014. i plan on seeing how the next three years go and go from there with reenlisting. im looking into retireing. right now im on my third deployment in 5 years. i want to go to school when i get back for motorcycle repair online. im a mechanic 91B. im in the Army.
My questions: (1) Answer earlier email Subject: US Army Rank-Pay Grade-ETS-Future intentions? (2) Transunion Credit Report shows 3 payment delinquencies within past 3-months. Why can you not pay our bills on time? (3) Transunion Credit Report shows $5898 Revolving Credit Balance. (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	all my bill are paid on time. those payment were due to a stolen motorcycle that the insurance company told me i could stop paying cause the had already got the total amount left to pay and it took them another three months to pay off. i will have the loan paid off in a year or less

Member Payment Dependent Notes Series 586391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586391	$6,000	$6,000	10.75%	1.00%	September 29, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586391. Member loan 586391 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,422 / month
Current employer:	Packaging Corp. of America	Debt-to-income ratio:	19.36%
Length of employment:	10+ years	Location:	Bridgeport, NY

Home town:
Current & past employers:	Packaging Corp. of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > pay off Babies R US card

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1979	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,992.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Packaging Corp. of America?	I am the Controller of our manufacturing plant. I've been with the company for 27 years and started as an Accounting Clerk, finished my Accounting degree while working full time and was promoted to the Controller position in 2006. I have 4 people that work directly for me. I ensure A/P, invoicing, payroll is completed accurately. I am responsible for forecasting, budgeting, closing the books at book end, developing my staff, collections of A/R, and compliance to all federal and state, Sarbanes Oxley policies.
Hello. What is the interest rate on your Babies R US credit card debt? Wishing you well.	It is at 19.95%. I orginally opened the account a few years ago when my youngest daughter was pregnant with her first daughter at a decent interest rate and lots of rebates. Since then they raised the rate, as many of the credit card companies have done, and without reason. I am trying to refinance at a lower rate and close credit card account all together. Thank you,
Happy to help fund your loan. Best of luck to you. Seattle CPA.	Thank you, that is very kind of you!

Member Payment Dependent Notes Series 586394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586394	$2,000	$2,000	13.61%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586394. Member loan 586394 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Humana Healthcare	Debt-to-income ratio:	12.00%
Length of employment:	4 years	Location:	PALM HARBOR, FL

Home town:
Current & past employers:	Humana Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,388.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Humana Healthcare?	I sell senior plans (Supplements, Prescription Drug Plans, Medicare Advantage Prescription Drug Plans, etc.). Thanks

Member Payment Dependent Notes Series 586427

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586427	$6,000	$6,000	11.49%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586427. Member loan 586427 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Three of Us Corp	Debt-to-income ratio:	19.71%
Length of employment:	3 years	Location:	Rego Park, NY

Home town:
Current & past employers:	Three of Us Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	58
Revolving Credit Balance:	$138.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Three of Us Corp?	Student Affairs for The New York Conservatory for Dramatic Arts, which is owned by Three of Us Corp.
Why do you have 18 credit lines open if your balance is only $138.00? Do you have any other balances on the remaining credit cards and what are they?	No balances on the remaining credit cards. They were left open to help establish credit history as they are the oldest, but do plan on closing them
So what debt are you consolidating then?	2 credit cards. I would like to consolidate them into more manageable payments with lower interest rates.

Member Payment Dependent Notes Series 586429

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586429	$8,000	$8,000	13.61%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586429. Member loan 586429 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	ITT Corporation	Debt-to-income ratio:	22.62%
Length of employment:	7 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	ITT Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	14
Revolving Credit Balance:	$8,500.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at ITT Corporation?	Provide maintenace support for the 832nd Transportation Battalion on all vehicles and equipment being loaded or off-loaded on ships and barges in support of US mission.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance: $192,000. Market Value: $200,000
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	No, my spouse don't work.
Hello. Your credit report reflects 2 delinquencies in the last 2 years. Can you please elaborate? Thanks and good luck!	Was a late payment in which I took care of it.

Member Payment Dependent Notes Series 586470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586470	$9,000	$9,000	7.14%	1.00%	September 29, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586470. Member loan 586470 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	5.57%
Length of employment:	10+ years	Location:	Oregon City, OR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,824.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here. I am self employed. I breed AKC top of the line Irish Setters, was AKC Breeder of the Year for 2009, sell them all over the world. I also do some boarding of people's pets while they travel and some grooming. I've been doing this for 25 years as my soul source of income; been breeding and showing Irish Setters for 41 years.

Member Payment Dependent Notes Series 586484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586484	$10,000	$10,000	7.88%	1.00%	September 29, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586484. Member loan 586484 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	mark dunning industries	Debt-to-income ratio:	11.89%
Length of employment:	10+ years	Location:	dothan, AL

Home town:
Current & past employers:	mark dunning industries
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,252.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at mark dunning industries?	Type your answer here. I am the contract manager for our work at Ft. Rucker Alabama. We handle waste removal on military bases. I scheduled pickup of cans and drop off for containers. I also service all my trucks and handle scheduling of my drivers. I have had this job 28 years

Member Payment Dependent Notes Series 586494

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586494	$12,000	$12,000	11.86%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586494. Member loan 586494 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	cardinal	Debt-to-income ratio:	23.77%
Length of employment:	4 years	Location:	winona, MN

Home town:
Current & past employers:	cardinal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,235.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is cardinal and what do you do there?	It is a company that provides residential solutions for the disabled population. I am currently the residential supervisor (management, I am the boss) of a group home, but that is only my full time job. I also work ofr a company called Home and Community Options where I work with disabled children part time.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Currently my intent is to pay off the bulk of my debt that was accumulated during college. I have 4 low balance credit cards that would be paid off at $7500 1 student loan that would be paid off at $2500 The rest of the loan would be used to repair the air conditioniong in my house. The goal of the loan is to give me more cash flow during the month by consolidating all of my payments. Please see my previous answer to see what my profession is.

Member Payment Dependent Notes Series 586506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586506	$24,000	$24,000	7.88%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586506. Member loan 586506 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	HCC	Debt-to-income ratio:	14.14%
Length of employment:	10+ years	Location:	OWINGS MILLS, MD

Home town:
Current & past employers:	HCC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,473.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is HCC and what do you do there?	HCC stands for Howard Community College. It's located in Columbia, MD. I am the Associate Director of English Language Learning Center.
Please list the amounts and associated interest rates for this consolidation	We have 3 credit cards that we did balance transfers on with promotional rates and they recently expired. To our surprise, they have highjacked our rates as high as 29.99%! We're trying to consolidate those three accounts which add up to about $24,000.

Member Payment Dependent Notes Series 586508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586508	$5,600	$5,600	13.23%	1.00%	September 29, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586508. Member loan 586508 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	General Physics Corporation	Debt-to-income ratio:	22.00%
Length of employment:	< 1 year	Location:	Upper Marlboro, MD

Home town:
Current & past employers:	General Physics Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to attend training/school for a trade which will provide me a certificate needed to work part time and earn the money to pay back this loan and save money for the future.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,815.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at General Physics Corporation and where did you work prior to that?	I am an the AR Specialist at General Physics Corporation. I am responsible for all cash receipts, to include EFT, ACH, wire, bank deposit and lockbox transactions. My day to day activities include generating reports for all the aformentioned payment types, downloading invoices and applying payments using the AR module in Costpoint, adjusting unapplied cash amounts, researching cash receipts, chargebacks and other payment types as well as providing account statements and AR aging reports at the clients request. Prior to General Physics I served as the Assistant Director of Finance for Woodstream Christian Academy.

Member Payment Dependent Notes Series 586526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586526	$8,000	$8,000	10.38%	1.00%	September 29, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586526. Member loan 586526 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Office of the District of Columbia Audit	Debt-to-income ratio:	15.73%
Length of employment:	1 year	Location:	Arlington, VA

Home town:
Current & past employers:	Office of the District of Columbia Audit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > Currently paying over 20% to one of the bigger, less scrupulous national banks. Would much rather pay interest to individual investors. My repayment history is excellent - I've never missed a payment. I can easily afford my payments now, but this loan will allow me to pay off this debt sooner and at a lower cost.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,776.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Office of the District of Columbia Audit and where did you work prior to that?	My official title is analyst. I'm a program auditor. Prior to working at ODCA, I taught high school social studies and prior to that I was a program analyst with NOAA.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I'm not sure why this is listed as debt consolidation. I'll be paying off one high interest rate credit card - just under $8K at 21 1/4%.

Member Payment Dependent Notes Series 586536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586536	$6,000	$6,000	7.88%	1.00%	September 29, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586536. Member loan 586536 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	bellagio	Debt-to-income ratio:	10.56%
Length of employment:	9 years	Location:	HENDERSON, NV

Home town:
Current & past employers:	bellagio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > i will be using the money to pay off credit cardsand I wanted to let you know I just payed off a 5000 personal loan from my father- inlaw in about a year that loan was to pay off my car Borrower added on 09/25/10 > I would also like to use 500.00 for a personal venture Borrower added on 09/25/10 > I have two emails from you but I do not think I got the confirmation email to verify my email and when I try to email support it does not work

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,771.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at bellagio?	Type your answer here.I am a gra a maid at this time
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.American express 2.080.50 at22.24% chase3.061.10 at17.24% I would pay offwhich leaves me with household 700.00 capital one 403.02 victoria's secret22.00 kohols440.00 lane bryant105.00
How long did it take you to repay your father-in-law?	Type your answer here.1 year and a payment I paid him 500 a month

Member Payment Dependent Notes Series 586568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586568	$12,000	$12,000	16.45%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586568. Member loan 586568 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	US Dept of Commerce census Bureaus	Debt-to-income ratio:	12.52%
Length of employment:	2 years	Location:	Funkstown, MD

Home town:
Current & past employers:	US Dept of Commerce census Bureaus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > This is to consolidate my debts to make life more easy to be debt free

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1974	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	48
Revolving Credit Balance:	$10,239.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 586602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586602	$10,000	$10,000	13.23%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586602. Member loan 586602 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Gen-Probe Inc	Debt-to-income ratio:	12.53%
Length of employment:	1 year	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	Gen-Probe Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Hello! I have joined Lending Club in search of a consolidation loan so that I can have one, manageable monthly payment and pay off my debt faster. I have good credit history and always pay my bills on time. I have a steady full-time job and I assure you that I am reliable and will prove to be a great investment! Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,177.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Gen-Probe Inc and where did you work before that?	I work as a Production Chemist at Gen-Probe Inc and supervise a sector of the Manufacturing department. Prior to working at Gen-Probe I worked as a Production Chemist at a small biotech company called Aalto Scientific for 3 1/2 years.

Member Payment Dependent Notes Series 586611

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586611	$6,000	$6,000	7.14%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586611. Member loan 586611 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	BJs WholeSale	Debt-to-income ratio:	5.54%
Length of employment:	7 years	Location:	NORTH ARLINGTON, NJ

Home town:
Current & past employers:	BJs WholeSale
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,507.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What do you plan to use the loan for? Art	Well I got married this summer to my girlfriend of 8years. She is a teacher and doesn't work the summer so, we had to put most of the expense on our credit card until her pay checks start to come in. So, we don't want to hurt our credit my not being able to pay the credit card off.

Member Payment Dependent Notes Series 586617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586617	$25,000	$25,000	17.56%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586617. Member loan 586617 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,542 / month
Current employer:	Echelon	Debt-to-income ratio:	12.88%
Length of employment:	5 years	Location:	TRACY, CA

Home town:
Current & past employers:	Echelon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Well my job is very stable I've been here for over 5 yrs and I plan on paying of alot of the credit that I have and hopefully I can get this loan that way I only have 1 bill to pay..instead of a few of them, and if you checked my credit report I have been working really hard on it...I'm working on it and really don't want to mess up what I have going... so in a since I'm trying to relieve some stress...trying to breath a little. and start all over..plus what created the most of the dept was due to car problems.... over and over. please dont hesitate to asking any questions.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,978.00	Public Records On File:	1
Revolving Line Utilization:	95.00%	Months Since Last Record:	38
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Echelon?	Type your answer here. I'm a supervisor
Your credit balance is $9,978 but you are asking for $25,000. Why are you wanting to borrow this much?	I'm not sure what the credit report shows and if its showing one that is for 25k which is already down to like 12-14k which is for Navy Fed.that i'm paying for that.. I believe it shows charged off...but it wasnt' I'm paying for it. pls let me know if you have any furture questions.

Member Payment Dependent Notes Series 586650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586650	$1,000	$1,000	10.38%	1.00%	September 29, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586650. Member loan 586650 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$850 / month
Current employer:	n/a	Debt-to-income ratio:	12.94%
Length of employment:	n/a	Location:	Rowland Heights, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,360.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Social Security Income

Member Payment Dependent Notes Series 586671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586671	$14,000	$14,000	13.98%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586671. Member loan 586671 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	U.S. Army	Debt-to-income ratio:	18.14%
Length of employment:	10+ years	Location:	Fort Mitchell, AL

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1970	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$10,041.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application; Employer U S Army. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 10 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	Active Duty, SSG( Drill Sergeant), E6, Indefinite, continue 20 years until retirement
Transunion Credit Report shows 1 creditor payment delinquency 14 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.09.2010	Miscommunication between the refinance officer and Chase Bank in 2009. Paid the late fee and balance once the issue was brought to my attention. Only 1 payment was missed during the refinance process.
My questions: (1) Answer earlier email Subj: U S Army Rank-Pay Grade-ETS-Future intentions? (2) Answer earlier email Subj: 1 payment delinquency 14-months ago. (3) Transunion Credit Report shows $10,041 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	paying under $1000 per month on all credit cards. I plan on paying off the loan as soon as possible since freeing up credit card payments through credit card debt consolidation frees up over $1000 in extra funds.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Good Year CC $507.00 Military Star CC $5,949.36 Home Depot CC $3,854.33 Capital One CC $2,989.27 Interest Rates are unknown amount paid per month is $1100.00 approx. All CC will be paid off with this loan.
Once you pay off your current credit card debt with this loan, what plan do you have to avoid incurring future credit card debt?	My plans are: 1. shed all credit cards, which we already did 2. only use cash 3. remove all cc companies off our mailing list as they come in and then shred the applications. This loan will free over $1000.00 a month in excess funds which will be used for investments and interest-bearing savings accounts.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	145,000.00 is total balance of the loan. No HELOC has been applied for. Currently my house is listed 155,000.00 approx.

Member Payment Dependent Notes Series 586685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586685	$19,600	$19,600	7.88%	1.00%	September 30, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586685. Member loan 586685 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	InfoQuesT Technologies	Debt-to-income ratio:	18.30%
Length of employment:	7 years	Location:	Marlborough, CT

Home town:
Current & past employers:	InfoQuesT Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > After a hot and humid summer up here in New England, I've got mold growing in my partially finished basement. Our contractor has to demo everything, clean and abate mold, and apply a sealant to guarantee it won't come back. The guys are licensed and bonded, and back everything up with a lifetime guarantee that is transferable to the next owner. We have never missed a payment on any account, ever. We have budgeted all our payments out already, and the pay-off schedule won't be a problem. Please help my young family out.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,339.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at InfoQuesT Technologies?	I am a vice president, in charge of technology and architectural services. We do facility management and architectural consulting. You can check us out at www.iqt.com.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Monthly costs total: $ 3080 Mortgage: $ 1000 Car expenses: $ 0 (finally paid off!) Oil (heating): $ 90 Phone, cable, internet: $ 200 Credit cards: $ 1000 (still working on this) Insurance (home, car, life): $ 450 Food: $ 300 Other expenses (entertainment): $ 40 Tuition: Luckily, my company is paying for this one.
Does your revolving credit balance reflect the cost of the mold removal or is the $30k in addition to the $20k bill? Thanks	The $30k is our current revolving credit balance prior to the mold removal. We have been paying down the balances for the last year. We don't want to add the cost of the basement mold abatement back on to the credit cards, which is why we are here at LendingClub.com instead.
Good luck with mold abatement!!	Thanks. It's going to be a long couple of weeks.

Member Payment Dependent Notes Series 586686

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586686	$25,000	$25,000	13.23%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586686. Member loan 586686 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	American Museum/City College CUNY	Debt-to-income ratio:	18.22%
Length of employment:	9 years	Location:	Jackson Heights, NY

Home town:
Current & past employers:	American Museum/City College CUNY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,954.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American Museum/City College CUNY?	I am senior scientific assistant in the bird collections. I collect and prepare specimens, maintain collections and conduct and assist with research. At CUNY I am an adjunct professor and teach human biology and ornithology. Thank you
My questions: (1) What is current position (Job/What you do) for employer Am Museum/City College CUNY? (2) Transunion Credit Report shows $32,954 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am senior scientific assistant and work with the bird collections, collect, prepare,maintain and conduct research and at the American Museum and I teach human biology and ornithology at CUNY. There is no HELOC and I pay approximately $900 per month on my credit card debts. I would like a 10 year payoff period if possible. Thank you
Received reply. your desired 10-years repayment term does not exist; repayment term meximum is 5-years. I assume you intend to service loan for 5-years before payoff. Correct? Lender 505570 USMC-RETIRED	Yes, my apologies. 5 years.
How much of your income comes from American Museum and how much from City College?	$49,000 per year from American Museum $16,000 per year from City College Usually I receive approximately $4,000 from other sources (publications,lectures etc.) additional income during the year. Thank You
OK, thanks. Is either employer doing cutbacks and if so how do they effect you? What educational background qualifies you for the job? (school and highest degree attained)? Thanks	No cutbacks at this time nor does there seem to be any concern regarding scientific staff in the near future. Bachelor of Arts (B.A.)-Concentration in Biology Master of Philosophy (M.Phil.)-Zoology

Member Payment Dependent Notes Series 586712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586712	$15,000	$15,000	15.21%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586712. Member loan 586712 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Socket Mobile, Inc.	Debt-to-income ratio:	14.65%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	Socket Mobile, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > I have a stable job and have been with my company for 11 years. We have $40,000 in IRA and investment funds so we could pay the loan off with those assets in a worst case scenario. We are expecting our 3rd boy in about 3 weeks (a complete surprise) and we've had to do some remodeling of office space, etc to make room for the little guy. We have accumulated some bills and are looking to consolidate them in this loan and pay off a smaller loan and roll it all into one payment. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,171.00	Public Records On File:	1
Revolving Line Utilization:	44.80%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Socket Mobile, Inc.?	I am the Systems Administrator.
My questions: (1) Answer earlier email Subj: Bankruptcy Filing 105-months ago. (2) What is current position (Job/What you do) for employer Socket Mobile? (3) Transunion Credit Report shows $9,171 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Thank you for your questions. The bankruptcy filing was in 2001 and it was a personal bankruptcy. Our primary issue was an investment gone bad in the .com' days and we owed a lot to the IRS. We included some debts in the filing but the tax bill was what forced us there as we could not afford the large payments. We have since made some big changes financially and eventually paid off that large tax bill. We own two 2006 cars which we paid cash for ( from assets, not a loan). We also have made every credit payment on time over the last several years. My goal wi is loan is to consolidate ALL of the outstanding debt under this loan. Our current loan is $250 a month and this one will replace it at $350/ mo and will encompass the revolving accts so there won't be any balances. We don't intend to run those up again. As for length of time, I debated between selecting a 3 year and 5 year term. I opted for the 5 year and if we can work the balance down over 3 years then great but as of now, I am planning for the $350/ mo.

Member Payment Dependent Notes Series 586715

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586715	$4,500	$4,500	11.49%	1.00%	September 29, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586715. Member loan 586715 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	ABB Inc	Debt-to-income ratio:	22.02%
Length of employment:	3 years	Location:	KILLEN, AL

Home town:
Current & past employers:	ABB Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	2
Revolving Credit Balance:	$445.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ABB Inc and what do you do there?	ABB, Inc is a multi national electrical and engineering company based in Zurich. I work for the Reliability Services branch of the business. We have a Full Service Maintenance contract in Muscle Shoals, AL. I am the Controller at this facility.

Member Payment Dependent Notes Series 586758

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586758	$2,550	$2,550	13.61%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586758. Member loan 586758 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Hitachi Data Systems	Debt-to-income ratio:	20.94%
Length of employment:	< 1 year	Location:	San Jose, CA

Home town:
Current & past employers:	Hitachi Data Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Amount to be used for car and plumbing repair

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,171.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 586802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586802	$12,300	$12,300	10.75%	1.00%	September 30, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586802. Member loan 586802 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,340 / month
Current employer:	ConSol	Debt-to-income ratio:	19.53%
Length of employment:	3 years	Location:	Stockton, CA

Home town:
Current & past employers:	ConSol
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > I have currently been employed with the same company for 3.5 years. I have never had a negative marks or late payments on any of my credit reports. I would like to obtain a debt consolidation loan to roll all of my monthly debt obligations into one easy payment. This way I can begin to better secure my finacial future and begin saving for home of my own.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,316.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ConSol and what do you do there?	ConSol is an Engineering and Consulting Firm. I am the Acounts Receivable & Billing Assistant. If you would like more information the website is www.ConSol.ws. Thank you for your inquiry.

Member Payment Dependent Notes Series 586853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586853	$1,400	$1,400	11.49%	1.00%	September 29, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586853. Member loan 586853 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,471 / month
Current employer:	General Mills	Debt-to-income ratio:	16.13%
Length of employment:	5 years	Location:	Oakland, CA

Home town:
Current & past employers:	General Mills
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	44
Revolving Credit Balance:	$13,491.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at General Mills?	Type your answer here. My job title is Retail Sales Representative in which I make sales calls to the major supermarket chains in the Bay area. My major priorities are cutting in of new items,promotional sales and merchandising,and display campaign during sales events.

Member Payment Dependent Notes Series 586897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586897	$12,600	$12,600	16.32%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586897. Member loan 586897 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Associate Press	Debt-to-income ratio:	7.81%
Length of employment:	7 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Associate Press
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	25	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,624.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Associate Press?	I am a Project Manager at the Associated Press.
Please provide detailed information (lender name, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts that will be consolidated.	Dicover card - $2,176.21 - 29.99% - $72 Chase card - $3,434.52 - 6.00% - $106 Citicard - $762.77 - 21.990% - $20 Citicard - $1,417.56 - 19.990% - $32 Pepboy - $520.66 - 28.99% - $27 Sallimae - $12,262.83 - 5.25% - $149
Please explain the four delinquencies in the past two years (one of which was 18 months ago) on your credit history.	I co-signed on a car for a relative and they were not paying the bills, so I had to make a choice to pay back the balance not end up in court(they wanted the entire balance at once or else they were going to take me to court). some of my credit cards bills were put on hold for a month or two. no more than that, I am serious about paying my bills. I have learned my lesson on co-signing for someone.
Why would you pay 16.32% instead of the 6% (Chase) and the 5.25% (Sallimae)?	The reason the Chase interest is low, is because I made a deal with them and they closed the account. I want to payoff the high interest rate cards and pay down on the Sallimae.

Member Payment Dependent Notes Series 586924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586924	$6,400	$6,400	15.21%	1.00%	September 29, 2010	October 9, 2015	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586924. Member loan 586924 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	FEDERAL BUREAU OF PRISONS	Debt-to-income ratio:	20.08%
Length of employment:	10+ years	Location:	NORTH HILLS, CA

Home town:
Current & past employers:	FEDERAL BUREAU OF PRISONS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > I plan to use the money to consolidate debt. I am a great borrower because I have a great credit score and I always pay my bills on time. I have had steady employment for 19 years and with my monthly budget i will have no problen paying the loan off. This loan will help me pay of credit cards and become debt free. Thanks again

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	48
Revolving Credit Balance:	$13,519.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the FEDERAL BUREAU OF PRISONS?	I AM A SUPERVISORY LIEUTENANT IN CHARGE OF CORRECTIONS OFFICERS AND FEDERAL INMATES

Member Payment Dependent Notes Series 586933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586933	$6,000	$6,000	16.32%	1.00%	September 30, 2010	October 9, 2015	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586933. Member loan 586933 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Kona Grill	Debt-to-income ratio:	12.45%
Length of employment:	1 year	Location:	apt 205, IL

Home town:
Current & past employers:	Kona Grill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > The loan is more specifically for Car Repair financing, but this was the loan purpose descriptor that related the most. Borrower added on 09/26/10 > Have an extremely stable job with a great credit history

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,221.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Kona Grill and where did you work prior to that?	Prior to Kona Grill I worked an office job (W.R. Meadows Inc.) for a couple years and retail (Puma), while trying to land a restaurant job. Now at Kona Grill, I was hired on as a server and have recently been promoted to a full time shift lead where I am being groomed to take over a more salaried position. I handle all the responsibilities of a restaurant manager I just don't receive all the benefits, bonuses of a salaried manager. I thoroughly enjoy my job and have a bright future with the company for years to come
What kind of repairs do you plan on making? Can you also list the year, make and model of the car you are repairing? Why have you not considered buying a new car?	A car cut me off and slammed on its breaks due to congestion ahead, causing a lot of frontal damage bumper grill, etc. Despite there being absolutely nothing I could do, I was still considered the driver at fault. I had switched my car insurance to Allstate and discovered I was not covered for collision, just liability, therefore having to pay for repairs out of pocket. The car is worth twice as much as the repairs and I still have a couple years left on my payments, It is a 2004 Volkswagen Passat.

Member Payment Dependent Notes Series 586934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586934	$12,000	$12,000	13.98%	1.00%	September 30, 2010	October 9, 2015	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586934. Member loan 586934 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Forsyth County Schools	Debt-to-income ratio:	14.72%
Length of employment:	3 years	Location:	CUMMING, GA

Home town:
Current & past employers:	Forsyth County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > Looking to consolidate credit card debt and student loans to free up my budget for the new addition to our family arriving in October.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,192.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Forsyth County Schools?	I am a Technology Support Specialist. I support all of the technology in the schools. Computers, notebooks, projectors, printers, network. etc.
My questions: (1) Transunion Credit Report shows $9,192 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) I am paying $400 per month for my credit cards/ other debt 2) even though it is a 5 year loan I plan on paying it off in 3 years barring any emergencies coming up. Also as soon as I pay the credit cards off with this loan they are getting cut up. I have been stuck with credit card debt for most of my adult life and I am now going to live without credit cards. If I can't pay cash I don't need it.
What is the current rate and amount owed on the debt you wish to consolidate?	Current average rate on the cards is about 20% total amount is around 11500.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) 141,939.34 2) 160,000
Is there any other household income not listed above?	Besides my Income there is also my Wife's income of about $17,000 a year.

Member Payment Dependent Notes Series 586957

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586957	$8,400	$8,400	14.84%	1.00%	October 5, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586957. Member loan 586957 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Kensium	Debt-to-income ratio:	16.57%
Length of employment:	< 1 year	Location:	Bartlett, IL

Home town:
Current & past employers:	Kensium
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > Looking to roll up a couple CC's at a better rate. Current rates on the CC are 25%

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	58
Revolving Credit Balance:	$45,233.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Kensium and where did you work prior to that?	Formed a partnership with Kensium. We provide soltuions to the Legal Services market. Worked it the Legal Services market for the 10+ years, Kensium was a vendor I used for the last 4 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	underwater on that good ole market adjustment. The issue is not my mortgage and that is more information then I would like to provide. I have no issues making my payments and have NEVER been late. I need to get rid of my CC and I will be fine. Mortage is less then 31% of my income. Hope that helps
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Home Depot $5000 24.99% Kohls $3000 22.99%
You have a very high amount of revolving credit debt at $45K. You are only looking to receive $8400 to refi two cards. Can you outline the remainder of the debt please? Is it a HELOC? If not, what are your plans for limiting future debt? As despite your good income this is a very high amount of debt.	I have answered this already (previeous question), My issues are paying down CC debt at better rates. Have 2500 cash liquid a month so just trying to save more cash by getting a better APR. Working a few cards at a time as I pay them off the extra cash is moved to other balances. I have closed many of the CC accounts so in 3 years they will all be gone. That is as much information that I would like to provide.
What is your position (job title) at Kensium?	Executive, any more information and you might as well ask me my name.

Member Payment Dependent Notes Series 586967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586967	$16,000	$16,000	15.21%	1.00%	September 30, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586967. Member loan 586967 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	USR	Debt-to-income ratio:	22.06%
Length of employment:	< 1 year	Location:	BOWLING GREEN, KY

Home town:
Current & past employers:	USR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > My wife and I have an annual income of $105k and have been making monthly debt payments of $1300. We have not missed any payments in the past several years. We are trying to consolidate our debt in order to get it paid off quickly as we are planning for a family soon.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,916.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at USR and where did you work prior to that?	I am in construction management and have been in construction management for 5 years. I worked at my previously employer for over a year until I relocated.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	We will be paying off these debts: 1. 1st Financial Bank - $13,200 - APR 29.9% - Monthly $400 2. Chase - $6,050 - APR 29.9% - Monthly $200 The finance charges are so high on these cards that are payments are not making a dent in the actual balance.

Member Payment Dependent Notes Series 586971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586971	$20,000	$20,000	19.79%	1.00%	September 30, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586971. Member loan 586971 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	AllianceBernstein	Debt-to-income ratio:	15.96%
Length of employment:	< 1 year	Location:	Greenwich, CT

Home town:
Current & past employers:	AllianceBernstein
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > Had to relist loan due to credit review misunderstanding. Taking out this loan to payoff and eliminate credit cards that were necessary to finance my way through college. I am currently working for an investment firm as a Fixed Income Associate. I am in a 2 year rotational program and contractually cannot be fired. Currently, I am working as an assistant portfolio manager monitoring liquid market accounts and providing reporting for all portfolio managers. The rotations change every 6 months and include credit research, quantitative research, and trading. Before AllianceBernstein, I spent 6 years working for Omnicom Group's treasury center as a Leasing Manager providing equipment leases for it's numerous agencies. I started as an intern at the age of 16 and was promoted several times. Due to my circumstances, I worked at Omnicom full-time and put myself through school full-time with the money I made. Unfortunately, due to the high cost of college and my inability to find a co-signer for a college loan, I used my income and credit cards to pay for school. I would like to use this loan to pay off the credit cards and reduce interest. I have always made my payments on time. Never late. Will not disappoint. My salary is $55,000 with a minimum $10,000 bonus. My monthly expenses are about $1,200. If you look at my credit history, the Ford Credit loan is for my mother's car. She is responsible for the loan and has not missed a payment. My credit card balances are high and it may seem like I'd be too leveraged with this loan but like mentioned, the credit cards will be eliminated. Feel free to ask any questions. Thanks.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,001.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have a ton of respect for what you are doing, on your own. What are your current credit card rates? Says you have 4 open lines of credit. Also, why not take out a 5 year loan with lower payments than $720/ month which is 15% of your monthly gross and probably 25% of your net take home pay.	My two large balances are 28.99% while the small balance is 12.99%. The fourth is a car loan which is actually my mother???s. She needed a car and I was the only one with good enough credit. I believe that loan is at 6.5%. She is actually paying off that loan and I have not needed to assist. I don???t believe the lending club offers a longer loan. When approaching other loan companies, they believe that I???m too leveraged and cannot take on another loan not taking into consideration that I am taking out a loan to eliminate my credit cards. I talked to the credit team at the lending club and they understood the reasoning. This is almost my last resource. Additionally, I want to get rid of this debt as quickly as possible and improve my credit. I would like to position myself well enough to be able to obtain a mortgage. Lastly, not that I???m counting on it, but I believe that with the anticipated improvement in the economy, investment firms such as AllianceBernstein will perform better (obviously correlated) and therefore compensate better.
I admire you taking care of debt... as someone who's been there, I understand your situation, and it does get better. I guess my question is, are you going to be able to swing a $741.14 monthly payment? Could you please give us an idea of your monthly expenses? I'm almost certain that some more detail, and more people will hop on board. Good Luck :>	Thanks. Appreciate your understanding. I will be able to swing the $741.14. It's around what I'm spending now to pay off my credit cards. The interest kills me though. My monthly expenses are as follows - Rent (includes all utilities) - $750 Cable, phone, internet (split it with my roommate) - $60 Cell phone bill - $80 Monthly train pass - $230 I don't have a car nor do I need one. Breakfast and lunch are covered by the firm. Spend around $150 a month on food. I split a lot of things with my roommate. I work late hours and rarely go out, If it's any reassurance, I do have a little money saved for emergencies. If money becomes an issue (which it shouldn't) I would have no problem getting a side job on the weekends. I'll do anything possible to prevent missing a payment. I want to get rid of this debt quickly and improve my credit and financial situation.
They do offer a five year loan. Just FYI. Here is my two bits. I am wearing worn out suits and butt ugly shoes so I can put aside every penny I can to save for my kids college fund precisely so they won't have to go through what you've been through. Keep on stepping!	Your kids will definitely appreciate it. They are very fortunate. What frustrates me about my whole situation is that banks were handing out loans to people that weren???t worthy of them (all else aside) and look where that got them. I went to numerous banks for college loans and was denied. Why? Where???s the logic? I graduate college top of my class with a GPA of 3.98 and two majors while working full-time and now the banks are more conservative then ever and I still can???t get a loan to better my situation. Getting a college loan that I would have had no trouble paying for would have made my life so much easier.

Member Payment Dependent Notes Series 586972

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586972	$5,000	$5,000	17.56%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586972. Member loan 586972 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Barnes AeroSpace	Debt-to-income ratio:	14.75%
Length of employment:	1 year	Location:	new lebanon, OH

Home town:
Current & past employers:	Barnes AeroSpace
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,179.00	Public Records On File:	1
Revolving Line Utilization:	39.80%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Barnes AeroSpace and where did you work prior to that?	Type your answer here.I am a supervisor of 6 men and I over see new product developement. My job prior to Barnes was with Haas I was an application Engineer i trained all new clients on how to program and run machines
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.i think my loan on my home is 104k and i have only been here 6 years so there isnt much of a bump in value due to the slow market and no new develpement in my area

Member Payment Dependent Notes Series 587028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587028	$16,000	$16,000	11.12%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587028. Member loan 587028 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	PureScience Applications, LLC	Debt-to-income ratio:	16.12%
Length of employment:	< 1 year	Location:	new york, NY

Home town:
Current & past employers:	PureScience Applications, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	30
Revolving Credit Balance:	$14,666.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at PureScience Applications, LLC and where did you work prior to that?	I am a Project Manager for web development with my current employer. Previously, I worked as a Project Manager for a fashion modeling agency for just under five years.

Member Payment Dependent Notes Series 587039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587039	$20,000	$20,000	19.04%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587039. Member loan 587039 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Columbia County Bd of Commission	Debt-to-income ratio:	18.84%
Length of employment:	10+ years	Location:	Evans, GA

Home town:
Current & past employers:	Columbia County Bd of Commission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > I am a Finance Director with a local Government. I have been employed here for almost 16 years. I am in the process of selling my home and purchasing a new home. Because of the decline in the housing market, I have lost all equity in my home and must sell it a loss. These funds will be used to payoff the 2nd mortgage on my home.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,320.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Columbia County Bd of Commission?	Type your answer here.I am the Director of Financial Services.
What is it you plan on using the requested funds for?	Type your answer here. I am selling my home and, because of poor market conditions, I do not have enough equity to pay off both the 1st and 2nd mortgages. I will use these funds to pay off the 2nd mortgage.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The 1st mortgage is $227k and the 2nd mortgage (LOC) is $20K. The current market value is @ $235,000. Two years ago it was $265,000.
My questions: (1) Transunion Credit Report shows $47,320 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. Yes, this includes a HELOC of $20,000. I will probably keep this loan for the full 5 years.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	Type your answer here. I have verified my employment and income and my loan status has been changed to approved. I have been a CPA since 1994 and have been with my current employer since 1995. I manage a staff of 9 in the Finance office and 8 in the Procurement office for a local government in Georgia with a population of @ 110,000.
A couple questions about selling your home please. Why are you selling your home? Will you be purchasing another home for a comparable price in the same general area? Please tell us the circumstances of why you're selling your home and where and why you're moving. Thanks!	Type your answer here. I recently got married and am selling my home to buy another home in the same County with my new husband.

Member Payment Dependent Notes Series 587069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587069	$5,000	$5,000	7.14%	1.00%	September 30, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587069. Member loan 587069 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	polk county school board	Debt-to-income ratio:	10.71%
Length of employment:	10+ years	Location:	lakeland, FL

Home town:
Current & past employers:	polk county school board
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 >I am doing repairs/maintenance work on my house and I would like to pay off smaller bills with the money. Thanks.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	53
Revolving Credit Balance:	$3,371.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the polk county school board?	I am a Guidance Counselor.

Member Payment Dependent Notes Series 587075

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587075	$9,700	$9,700	15.95%	1.00%	September 30, 2010	October 9, 2015	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587075. Member loan 587075 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Illinois State Police	Debt-to-income ratio:	16.47%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Illinois State Police
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > Monthly income: $4250 Monthly expenses - Rent : $800 Utilities: ~$220 Car Loan: $290 Insurance: $70 Entertainment: ~$200 Grocery: ~$250 Miscellaneous: ~$250 Credit Card Bill: $250 Other loan: $208 Total = $2538 I will use this loan to pay off the remainder of an earlier personal loan as well as the current balance on my credit card. That will eliminate the "Credit card bill" and "Other loan" montly payments of $458 and replacing that with a $236 per month payment for this loan. I have a very stable job as a DNA Analyst for the Illinois State Police. As long as there is continual crime there is no need to worry about lay-offs or removal of my position. NOTE***: This is my second Lending Club loan. The first loan of $1500 was paid in full and paid off early. Thanks for any contribution you can invest! Please feel free to ask if you have any questions.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,692.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Illinois State Police and where did you work prior to that?	I work as a Forensic DNA Analyst for the Illinois State Police Division of Forensic Services. Prior to working for them, I held the same position (DNA Analyst) for three years working for the State of Wisconsin-Department of Justice at the Milwaukee Crime Laboratory. I recently transferred back into Illinois to be closer to family and friends.
My questions: (1) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I would estimate that I would attempt to pay off the entirety of the loan in 4 years. I will pay the normal payment for the first 6 or so months and then start to up the payment in a step-wise manner to pay down the balance more quickly.

Member Payment Dependent Notes Series 587086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587086	$6,000	$6,000	11.12%	1.00%	September 30, 2010	October 9, 2015	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587086. Member loan 587086 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.12%
Length of employment:	n/a	Location:	Columbia Falls, MT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Thank you for the money so far. I am a retired teacher who needs to pay some bills and but them in one loan.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1979	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,556.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Pension and social security answer here.
Do you really have $68,000 of credit card debt?	No, I don n have that much debit.. I owm my home and my cars and paid for, I am a retired teacher who lives off of teachers pension and ss.

Member Payment Dependent Notes Series 587088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587088	$1,675	$1,675	15.21%	1.00%	September 29, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587088. Member loan 587088 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Global Quality Trade	Debt-to-income ratio:	11.08%
Length of employment:	1 year	Location:	miami beach, FL

Home town:
Current & past employers:	Global Quality Trade
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Need purchase a car, urgent please.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,228.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Global Quality Trade, and where did you work prior to that?	Dear CriticalMiss, For the Global Quality Trade, I'm responsible for listing all Items for sale on e-Bay ( Power Seller Since 2006 ) and other auction sites, Driving traffic to the listed items through articles, and PPC as well as social media( Facebook, Tweeter, Linked, Digg, and Squedoo) I've been doing this since 2005 and before this I was an IT consultant for a local company in my town Svishtov, BG. P.S. I appologise that it took me awile to write back to your request, but I was out of the office and had no computer around me.

Member Payment Dependent Notes Series 587109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587109	$2,750	$2,750	14.84%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587109. Member loan 587109 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Ballwin Athletic Association	Debt-to-income ratio:	4.07%
Length of employment:	9 years	Location:	Ballwin, MO

Home town:
Current & past employers:	Ballwin Athletic Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Loan to cover unexpected expenses on credit card, August-September 2010. Borrower added on 09/29/10 > Loan to cover unexpected expenses on credit card from August and September 2010. Expect to be paid within 4 months.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,085.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 587143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587143	$2,400	$2,400	10.75%	1.00%	September 29, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587143. Member loan 587143 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Apria Healthcare	Debt-to-income ratio:	17.54%
Length of employment:	< 1 year	Location:	Bridgeport, CT

Home town:
Current & past employers:	Apria Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > Will be prepaid before 3 years is up.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,169.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Apria Healthcare and where did you work prior to that?	I am a Hospital Account Liaison. I service and do sales calls to hospitals in my geographical region. I worked with MedInstill Technologies (a Medical Equipment company) as a senior microbiologist! I have my B.S. in Biology and my M.B.A.

Member Payment Dependent Notes Series 587156

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587156	$3,000	$3,000	11.12%	1.00%	September 29, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587156. Member loan 587156 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	22.73%
Length of employment:	3 years	Location:	Upper Marlboro, MD

Home town:
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > Dear Lenders: I am requesting a loan to aid me in paying my exspenses. Thank you. Borrower added on 09/26/10 > Dear Lenders: I am trying to consolidate my debt so I am requesting a loan to aid me. Thank you.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,327.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the United States Postal Service?	Hello Lender: I am a city mail carrier.
Given your relatively high revolving balance of 52k, what will a 3k loan do to "consolidate" your debts? Am I missing something?	Dear Lender(s): Thank you for your interest in evaluating me for a loan. I have a revolving balance of roughly $38k that I am currently paying off. I owe roughly $950 for one of my bills and I have another bill with a balance of $1125. I would consolidate these two bills. It may not seem like much when compared to a $38k balance, but a $3k loan would help out tremendously. It would be a great relief to consolidate the smaller balances into one balance. Thank You.

Member Payment Dependent Notes Series 587161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587161	$2,000	$2,000	14.84%	1.00%	September 30, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587161. Member loan 587161 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,800 / month
Current employer:	Heritage Security	Debt-to-income ratio:	16.11%
Length of employment:	< 1 year	Location:	VISTA, CA

Home town:
Current & past employers:	Heritage Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > To buy a car for college. I work more than full time. Borrower added on 09/25/10 > I am a college student at csusm. Have two jobs, security/Cashier. Need a college car. Make 1800 month so i will be able easily make the payments. Thanks!

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,599.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Heritage Security, and where did you work prior to that? What kind of car are you looking at? Please list your monthly living expenses. Thank you in advance for your answers.	I am a patrol driver/ security guard. I also work at a Chinese restaurant on my off days for extra cash. Before these i worked at Lowes for 2 years starting as a cashier and then a receiving clerk. The vehicle I am looking at is a volkswagon beetle, great on gas. I still live with my parents so I only pay for my motorcycle I financed in 08 plus insurance for it. I also also have a credit card for about 1100 from moving expenses, I moved back home from Colorado in the middle of summer. Oh and I also have a 2 year old German shepherd. My monthly expenses total about 650-700. Thanks for your interest. Oh and I guess I should mention i also pay for school cost but most is covered by my mother.

Member Payment Dependent Notes Series 587170

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587170	$7,750	$7,750	7.51%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587170. Member loan 587170 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Carole Shear, M.D.	Debt-to-income ratio:	3.91%
Length of employment:	10+ years	Location:	New Hyde Park, NY

Home town:
Current & past employers:	Carole Shear, M.D.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,481.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Carole Shear, M.D. and where did you work prior to that?	I do the medical billing and also assist the doctor with patients. I have been at my current position for 19 years. Before that I had worked at Memorial Sloan for about 2 years.

Member Payment Dependent Notes Series 587182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587182	$6,000	$6,000	11.49%	1.00%	September 30, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587182. Member loan 587182 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Penn Presbyterian Hospital	Debt-to-income ratio:	13.68%
Length of employment:	2 years	Location:	Trenton, NJ

Home town:
Current & past employers:	Penn Presbyterian Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	9
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Penn Presbyterian Hospital and where did you work prior to that?	I am a medical assistant/patient service representative. I work with hematology/oncology. I assist doctors in that department with both clerical/clinical/managerial responsibilities. Prior to my employment I was in school. I just completed my bachelors degree in august. During school, I had parttime seasonal employment in retail and as a clerical assistant. My purpose for this loan to help me closer to my current job. I commute state everyday. This loan will help benefit my move and help make my transition less difficult.

Member Payment Dependent Notes Series 587194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587194	$7,200	$7,200	13.98%	1.00%	September 29, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587194. Member loan 587194 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	LPA INC	Debt-to-income ratio:	22.06%
Length of employment:	2 years	Location:	La Mirada, CA

Home town:
Current & past employers:	LPA INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,025.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at LPA INC and where did you work prior to that?	I am a structural engineer at LPA. LPA is a fully-integrated sustainable design firm that consists of architects, landscape architects, mechanical engineers, electrical engineers, civil engineers, interior designers and structural engineers. LPA designs sustainable schools, city halls, libraries, colleges and universities to achieve LEED certification. I analyze buildings to make sure that the structure does not fail during a seismic event. Prior to LPA, I attended California State Polytechnic University of San Luis Obispo, and graduated with a B.A. in Architectural Engineering (over 300 students were accepted and less than 50 graduated). I have been with LPA since September 2008 and plan to continue my careeer at this company.
Hi there, could you explain the high revolving credit balance? What is the average interest of the debt you are trying to consolidate with this loan? Thanks and good luck with this loan.	The high revolving credit balance is how much I owe monthly due to a current balance I have on my credit cards. I have a card that accrues 30% APR of my balance with a second card that is very similar. However, with this loan, I hope to consolidate two loans into one in order to have my payments organized and to not injure my credit score. Having the payments set to one easy payment a month, will help me organize my payment and keep me from a late payment. I prefer having this loan instead of risking myself from having a late payment warning. Thanks and good luck with your investments.

Member Payment Dependent Notes Series 587231

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587231	$5,600	$5,600	15.21%	1.00%	September 29, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587231. Member loan 587231 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	San Jose State University	Debt-to-income ratio:	16.98%
Length of employment:	9 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	San Jose State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > purpose for update of computer system Borrower added on 09/26/10 > I use the computer system in my activities for the University and for research regarding the areas I teach.

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,266.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What do you plan to use the loan for? Art	I am going to do a few things but the higher cost is to use it to upgrade my computer system since I need to be able to have better storage and processing time in order to complete my work
My questions: (1) What is current position (Job/What you do) for employer SJSU? (2) Transunion Credit Report shows $116,266 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Yes the 40,000 is an equity line of credit and 38,000 is actually a wells fargo loan (first) on a second home. Credit card debt is about $1200 plus depending on the amount I try to pay extra. I am a faculty member.
What is your job at San Jose State University?	TI am a faculty member

Member Payment Dependent Notes Series 587236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587236	$5,000	$5,000	14.84%	1.00%	September 29, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587236. Member loan 587236 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,230 / month
Current employer:	Federal Aviation Administration	Debt-to-income ratio:	17.31%
Length of employment:	8 years	Location:	HERNDON, VA

Home town:
Current & past employers:	Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > This loan is intended to help address unexpected moving and medical costs for an immediate family member who was just released from employment.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$4,095.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the FAA?	I am a lead analyst for acquisition oversight.
Greetings - What do you plan to use the loan for? Art	This loan will be used to help a family member with insurance and medical costs just released from her employement. As she us unable to pay her current oustanding costs, I wanted to help without causing too much stress on my own finances. The loan will allow me to help, while allowing me time to pay the balance and interest.

Member Payment Dependent Notes Series 587263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587263	$4,500	$4,500	6.76%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587263. Member loan 587263 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	TD Bank	Debt-to-income ratio:	2.31%
Length of employment:	2 years	Location:	Epping, NH

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,568.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 587316

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587316	$5,400	$5,400	15.21%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587316. Member loan 587316 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	UTHSC	Debt-to-income ratio:	10.69%
Length of employment:	4 years	Location:	Dobbin, TX

Home town:
Current & past employers:	UTHSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > I would like to consolidate bills that have a higher interest rate.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	51	Months Since Last Delinquency:	10
Revolving Credit Balance:	$6,900.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! What do you do for a living? How much is your mortgage and any other loan payments? Can you give me info on the delinquency? Will this loan be used to pay off all existing credit card balances? Thanks!	I am a Nuclear Medicine Technologist. My mortgage is 1414.00(half of) a month, car note 418.00 a month. There was a miss communication on car note due date. Partially. Thanks!

Member Payment Dependent Notes Series 587343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587343	$12,000	$12,000	15.21%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587343. Member loan 587343 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,292 / month
Current employer:	Cook Childrens Medical Center	Debt-to-income ratio:	4.59%
Length of employment:	2 years	Location:	FORT WORTH, TX

Home town:
Current & past employers:	Cook Childrens Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Laura Debt Consolidation Loan Borrower added on 09/28/10 > I want to pay off high interest credit cards and have one payment with a lower interest rate in order to save money and help budget better. Borrower added on 09/29/10 > I am a registered nurse and I work in a busy childrens hospital.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$12,688.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Cook Childrens Medical Center and where did you work prior to that?	I am a registered nurse and I work in the NICU. Prior to that I worked for Dr. Laura Bradford as her nurse in her office.
What was the reason for the payment delinquency 21 months ago?	Type your answer here.It was an oversite on my part.

Member Payment Dependent Notes Series 587348

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587348	$6,000	$6,000	11.12%	1.00%	October 1, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587348. Member loan 587348 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,750 / month
Current employer:	n/a	Debt-to-income ratio:	20.59%
Length of employment:	10+ years	Location:	Wurtsboro, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I have owned and operated my business 10+ years. need minor upgrades. My bills are always paid on time.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,440.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 587375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587375	$15,000	$15,000	17.56%	1.00%	September 30, 2010	October 10, 2015	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587375. Member loan 587375 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	thoroughbred mortgage	Debt-to-income ratio:	15.85%
Length of employment:	3 years	Location:	fairfield, CT

Home town:
Current & past employers:	thoroughbred mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I plan on paying off 3 to 4 cards and this will allow me some room to breathe with regards to monthly bills. My income is solid and will remain the same or higher this year - we moved last year and incurred a few costs as well. We just need to consolidate some bills, stay on top of things and pay this loan off quickly and the terms listed will allow us to do that with peace of mind. Thank You! Borrower added on 09/26/10 > This loan will enable us to consolidate bills and help us save money in doing so. Borrower added on 09/28/10 > The debts to be paid are in a range from $1800 IRS bill to $5500 credit card balnace. The APR is anywhere from 18% to 24%. The loan will reduce my monthly payments approximatley $700 and allow me to focus on paying the loan back quickly.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	43
Revolving Credit Balance:	$76,186.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at thoroughbred mortgage?	Type your answer here. I sell residential mortgages to the public in general.
Hello and welcome to Lending Club! Could you please give us details as to the types of debts, APR's, total amounts, and monthly payments you are looking to consolidate? Also, do you have a HELOC? Is that a reason why your revolving debt is so high? Thanks and good luck!	Type your answer here.credit card balances of $3500, $3500,$5600 & 2000 & IRS bill of $1800. So the monthly expenditure on those bills is around $900 + a month. The APR's are all about 18% to 23% and the Heloc is attached to my fathers property which he intends to sell within 2-3years. So that's not a big concern right now. The consolidation allows me to reasonably structure my monthly payments, close out some credit card accounts and stay on track.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Type your answer here. I am not the sole wage earner - so that is also positive news. Monthly expenses are mainly as such car $300 Utilties & cable $350 rent $1800 car ins. $100 food $550 credit cards $1000

Member Payment Dependent Notes Series 587381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587381	$3,000	$3,000	7.88%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587381. Member loan 587381 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	SLT Expressway	Debt-to-income ratio:	8.48%
Length of employment:	1 year	Location:	RIVERVIEW, FL

Home town:
Current & past employers:	SLT Expressway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	48
Revolving Credit Balance:	$14,215.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SLT Expressway?	I am an over-the-road professional driver in the transportation of secure loads of Weapons, Ammunition, etc., for the Department Of Defense and other private and public entities which require a Secret Clearance.

Member Payment Dependent Notes Series 587391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587391	$18,000	$18,000	7.88%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587391. Member loan 587391 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	New York Presbyterian Hospital	Debt-to-income ratio:	12.88%
Length of employment:	2 years	Location:	new york, NY

Home town:
Current & past employers:	New York Presbyterian Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,864.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at New York Presbyterian Hospital and where did you work before that?	I am a speech pathologist/feeding specialist. I work with babies and children with feeding and swallowing disorders. In addition to my full time work at the hospital, I also have taken on additional work as an independent contractor, working with infants and toddlers with speech and feeding disorders in their home environments. Prior to this I worked at a Childrens Hospital in Ohio for 8 years, providing speech, language and feeding evaluations and treatment to infants and children. Thank you for your consideration.

Member Payment Dependent Notes Series 587412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587412	$18,400	$18,400	18.67%	1.00%	September 30, 2010	October 10, 2015	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587412. Member loan 587412 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	The Coca-Cola Company	Debt-to-income ratio:	23.83%
Length of employment:	2 years	Location:	Mcdonough, GA

Home town:
Current & past employers:	The Coca-Cola Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > Pay credit cards and IRS tax bill Borrower added on 09/27/10 > Potential Investors please know that I am not behind on any of my bills, I pay more than the minimum monthly payment on all of my credit cards and my car loan. I currently pay out approx $800 just for credit cards, therefore I know I can comfortably make this payment. I have stable employment and have never defaulted on any loans. I am attempting to be proactive and consolidate my debt in order to accomodate a new monthly expense to the IRS. Borrower added on 09/30/10 > Thank you potential lenders who have committed funds but I have requested that my listing be canceled. You should all be returned your funds soon. Borrower added on 09/30/10 > Based on successful funding status as of late this afternoon I have decided to keep the loan listed. Thank you. Borrower added on 09/30/10 > Based on increased acitivity and the seeming successful funding of my loan request I have decided to keep my listing.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	37
Revolving Credit Balance:	$18,671.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for The Coca-Cola Company and where did you work prior to that?	I am an Accountant in the Consolidated Affiliate department, have been with the company since March 2008. Prior to Coca-Cola I worked for General Growth Properties (GGP) for almost 5 years as a Property Accountant. And prior to GGP I worked for The Mills Corporation for a little over 5 years in varying roles the last being an Accounting Manager.
My questions: (1) Transunion Credit Report shows $18,671 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate number of y-e-a-r-s answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) None are HELOC, monthly debts are $2800 (includes all revolving debt - I always pay more than min pymnt due -, car loan - I pay more than mo pymnt req-, mortgage). (2) I plant to pay off the loan completely within 3.5 to 4 years. I will be starting a small business the beginning of 2011 for additional income and tax breaks, and since I would be able to pay off the tax bill with this loan I will be able to use my usual $3k to $3500 tax return to put toward the loan each year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thank you for your interest, of course my market value has fallen as many have but here are the answers to your questions: 1)$103k (no HELOC, was paid off, bank closed due to lost value in market) 2) $92k current market value
How did an accountant end up with a debt to the IRS?	Fair question. Taking a distribution to help a family member in a dire situation. More than half of my debt has come from that, lesson learned.

Member Payment Dependent Notes Series 587428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587428	$3,500	$3,500	15.58%	1.00%	September 29, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587428. Member loan 587428 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Appalachian Electronic Instruments Inc.	Debt-to-income ratio:	0.72%
Length of employment:	10+ years	Location:	Alderson, WV

Home town:
Current & past employers:	Appalachian Electronic Instruments Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > We have $1000.00 in atty fees that need paid, $750 in CC debt and about $1000.00 in vehicle maint. that is desperately needed. My wife is from Belgium and has recently received her "travel document" so she can go home for a visit after patiently waiting for 4 years. We'll use the rest for that. Thank you for considering us.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	26
Revolving Credit Balance:	$761.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Appalachian Electronic Instruments Inc.?	I am new to this and naturally skeptical. Can you please tell me your affiliation with Lending Tree? I have been with Appalachian for 25 years and would love to offer details but I am not sure who is able to ask me questions about my personal life here. Thanks for understanding. Nathan
No problem! First of all, this is Lending Club - and I am one of the investors here. As investors, we see only a portion of your application - and do not know your name. All Borrowers and Investors are anonymous - and have screen names instead of names. You are "Member_754711" here. I am "CriticalMiss". Since we have minimal information about the Borrowers, before investing our money some of us ask questions - and many other investors read the answers and base their investment decisions on what they read. Each loan is normally funded by a multitude of investors - each one investing $25. or more, in the "note" which is your loan. As a rule of thumb, the more information you provided in the answers, the faster loans are 100% funded. That being said, you should not include any personally identifiable information in your answers - such as your full name, specific address, phone, email address, account numbers, or anything that would compromise your identity. I hope that clarifies things a bit, and welcome to Lending Club!	Thanks for the info, CriticalMass, I began at Appalachian as a bench tech in 1985. I now take care of everything from Technical Writing to Service, Install and Training of our equipment. We provide quality control, quality assurance equipt. for textiles. I designed and implemented our current website. aei-wv.com.
CriticalMiss has provided you with a very clear overview of the Lending Club concept. Thank you for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Factoria, We're excited to be working with you guys. Thank you!

Member Payment Dependent Notes Series 587513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587513	$6,000	$6,000	7.88%	1.00%	September 29, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587513. Member loan 587513 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	mountain tarp	Debt-to-income ratio:	4.46%
Length of employment:	5 years	Location:	middlesboro, KY

Home town:
Current & past employers:	mountain tarp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	73
Revolving Credit Balance:	$6,180.00	Public Records On File:	1
Revolving Line Utilization:	49.30%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at mountain tarp?	I do a variety of jobs, I mainly run a computerized cutting table, I draw programs for it on the computer.. I run a fork lift putting material, I work the floor and that involves marking, measuring, cutting down of tarps.. I can also run a industrial sewing machine.. Some say I'm 3rd in charge..

Member Payment Dependent Notes Series 587515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587515	$18,000	$18,000	10.38%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587515. Member loan 587515 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Swirl Inc	Debt-to-income ratio:	12.37%
Length of employment:	< 1 year	Location:	San Mateo, CA

Home town:
Current & past employers:	Swirl Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,461.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Swirl Inc and where did you work prior to that?	Swirl is an integrated advertising agency and I am an account manager for our top client.

Member Payment Dependent Notes Series 587520

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587520	$8,000	$8,000	7.88%	1.00%	September 30, 2010	October 10, 2015	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587520. Member loan 587520 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,033 / month
Current employer:	SAP America Inc	Debt-to-income ratio:	2.77%
Length of employment:	10+ years	Location:	Etters, PA

Home town:
Current & past employers:	SAP America Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,319.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SAP America Inc?	Hi. I am a network design engineer responsible for the global computer network technical design of the remote access VPN, Local Area Networks, And Network Admission Control. My responsibilities include project management of several key IT projects in the network space. I have been with SAP for 10 years and enjoy what I do. Thank you and Best Regards, Mark
My questions: (1) What is current position (Job/What you do) for employer SAP America Inc? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff?	HI. I am a computer network design engineer responsible for the network design of the VPN, Local Area Network and Network Admission Control solutions at SAP. I am also reponsible to perform a project management role for proof of concept and deployment of new computer network technology. Although I have chosen a 5 year term, I may try to pay off the loan in 4 years. In my planning, I would like to spread out the payments for this car over the life of the car.

Member Payment Dependent Notes Series 587535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587535	$13,500	$13,500	10.38%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587535. Member loan 587535 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,679 / month
Current employer:	Biola University	Debt-to-income ratio:	15.26%
Length of employment:	9 years	Location:	LA MIRADA, CA

Home town:
Current & past employers:	Biola University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Debt consolidation for debt accrued while completing my doctoral degree in clinical psychology. One monthly payment will be helpful as I build my practice.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,761.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. When you say "own", does that mean: A. You pay no monthly mortgage? B. You have no home equity loan? C. You have the title on the property? Also, Your revolving credit balance only shows $4,761 of debt. What is the remainder of the requested money to be used for? Wishing you well.	I am married - my wife owns the home. $4761 is incorrect. This may be the total excluding a Chase credit card with a balance of approx.$8100. thanks for you consideration.
Does your wife work? If so, what is your combined monthly net take home pay?	She is employed. Combined - $6500.00. thanks.

Member Payment Dependent Notes Series 587541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587541	$10,000	$10,000	11.49%	1.00%	September 30, 2010	October 10, 2015	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587541. Member loan 587541 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	4.37%
Length of employment:	10+ years	Location:	Haverhill, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > Business loan for inventory, finish paying off company box truck and to expand advertising.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$892.00	Public Records On File:	1
Revolving Line Utilization:	7.00%	Months Since Last Record:	76
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Type of business?	Swimming pool sales and Installation company

Member Payment Dependent Notes Series 587548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587548	$13,000	$13,000	7.88%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587548. Member loan 587548 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Marlborough Board of Education	Debt-to-income ratio:	5.47%
Length of employment:	3 years	Location:	MARLBOROUGH, CT

Home town:
Current & past employers:	Marlborough Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,501.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Marlborough Board of Education?	I am a first grade teacher. This is the beginning of my fourth year working at the school.
Hi. What will this loan be used for? Thanks.	I want to pay off my 2 credit cards with it. Also, I have very good credit that I want to make even better by establishing that I can pay this loan back on time, if not early! :-)

Member Payment Dependent Notes Series 587552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587552	$5,000	$5,000	17.93%	1.00%	September 30, 2010	October 10, 2015	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587552. Member loan 587552 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Mighty Fine	Debt-to-income ratio:	3.31%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Mighty Fine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I plan on using part of the loan to help pay for my sister's wedding. On a more personal note, my father recently had a heart attack. So I decided to move back home to help around the house. With that said, I do not currently pay rent, which means I have more of an income to pay the loan back. As for my job, it is extremely stable. I have been able to work hard enough to play an important role within the company. And in a time of economic woes and downsizing, our company has been able to remain profitable. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	54
Revolving Credit Balance:	$376.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mighty Fine?	I am the Production Manager at Mighty Fine. I oversee Preproduction (development/samples), Costing and Production (from initial pricing, to production and shipping to the customer).

Member Payment Dependent Notes Series 587555

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587555	$4,500	$4,500	7.51%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587555. Member loan 587555 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,076 / month
Current employer:	n/a	Debt-to-income ratio:	20.27%
Length of employment:	10+ years	Location:	Broadlands, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > The purpose of the loan is to tighten cash flow for 45 days.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1969	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,618.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am self-employed as Strauchs LLC, specializing in security systems design and consulting.

Member Payment Dependent Notes Series 587559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587559	$6,000	$6,000	15.58%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587559. Member loan 587559 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	PROCEED, INC.	Debt-to-income ratio:	21.05%
Length of employment:	2 years	Location:	newark, NJ

Home town:
Current & past employers:	PROCEED, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	37
Revolving Credit Balance:	$935.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 587567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587567	$14,400	$14,400	7.51%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587567. Member loan 587567 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,083 / month
Current employer:	dept. of home land security	Debt-to-income ratio:	0.49%
Length of employment:	2 years	Location:	san francisco, CA

Home town:
Current & past employers:	dept. of home land security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. When you say "own", does that mean: A. You have no monthly mortgage payment? B. You have no home equity loan? C. You have the title to the property? Also, your credit history indicates that you have only $15 of revolving debt. Please tell us more about the debt for which you are requesting this loan. Wishing you well.	b. i have other person loans to pay off. i will pay back in about 6 month max.

Member Payment Dependent Notes Series 587591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587591	$15,000	$15,000	7.88%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587591. Member loan 587591 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Department of Public Social Services	Debt-to-income ratio:	22.29%
Length of employment:	6 years	Location:	Sun Valley, CA

Home town:
Current & past employers:	Department of Public Social Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I need this loan to paid off all the credit cards because they are at a high interest rate and will take me longer to pay them off. Your consideration will be very appreciated.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,934.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with the Department of Public Social Services?	My position at the DPSS is: Quality Assurance Auditor, I'm stationed at the District Office #38 Metro North in Los Angeles, California (Region #2).
Please provide a list of debts you plan to pay off and the assoiciated interest rates	Capital one personal loan 21.99%...............$2087.01 Citifinancial personal loan 21.99%...............$2934.46 American Express credit card 15.24%.........$2987.84 US Bank credit card .0% Temp. promotion...$1824.89 Capital one credit card 15.90%....................$1617.94 Chase credit card 28.24%............................$650.62 Citi premier Expedia credit card 15.24%........$558.05 Citi sears credit card 21.24%........................$444.33 Citi Diamond Credit card 29.99%..................$209.42

Member Payment Dependent Notes Series 587629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587629	$10,800	$10,800	7.14%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587629. Member loan 587629 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	City of Chicago	Debt-to-income ratio:	11.89%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	City of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,214.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 587648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587648	$25,000	$25,000	10.75%	1.00%	September 30, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587648. Member loan 587648 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Hall Financial Company	Debt-to-income ratio:	12.11%
Length of employment:	4 years	Location:	Prosper, TX

Home town:
Current & past employers:	Hall Financial Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > Recently concluded a protracted international child abduction case… have financed roughly $23K of legal expenses on credit cards and wish to convert the fees over to fixed payment terms. My wife and I make over $250K in base salary per year… and we expect to use bonuses in 2011 to pay off the requested amount early. I am a technology sales executive with over 17 years of experience and an MBA. My wife holds a MS in Nursing and is a Certified Advanced Nurse Practitioner in the State of Texas.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	22
Revolving Credit Balance:	$18,988.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the gross monthly income of $14,583 your income alone?	Yes - my base salary is $175,000 per year or $14,583 per month. In addition to this base income, I receive bonuses / commissions based on performance. My wife's salary is $90,000 per year.

Member Payment Dependent Notes Series 587665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587665	$12,000	$12,000	15.95%	1.00%	September 30, 2010	October 10, 2015	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587665. Member loan 587665 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	n/a	Debt-to-income ratio:	15.99%
Length of employment:	n/a	Location:	Saint Louis , MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1975	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,272.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am retired with 32 years of service at General Motors
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	66500 is the balance on my heloc, and the value of my home is 95000

Member Payment Dependent Notes Series 587753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587753	$1,000	$1,000	11.12%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587753. Member loan 587753 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	southwest securities,inc	Debt-to-income ratio:	12.89%
Length of employment:	7 years	Location:	dallas, TX

Home town:
Current & past employers:	southwest securities,inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,305.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at southwest securities,inc?	i am the buy ins coordinator & the prime broker coordinator in operations
Could you clarify what you intend to use the loan for - vacation or medical? Art	both actually, i've had some recent medical bills i'm trying to pay off & i am wanting to take a vacation

Member Payment Dependent Notes Series 587770

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587770	$16,000	$16,000	7.88%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587770. Member loan 587770 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,580 / month
Current employer:	CACI	Debt-to-income ratio:	21.00%
Length of employment:	2 years	Location:	WOODBRIDGE, VA

Home town:
Current & past employers:	CACI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > To Whom It May Concern: I am attempting to get out of debt once and for all. I have excellent credit and make sufficient income to pay this loan off to the agreed upon terms. So please finance this loan to the full amount and prepare to be paid back in full. Let me know if you have any questions. Thanks in advance. Regards.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,309.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CACI and where did you work prior to that?	I'm a security consultant and did the samething in my previous position with Booz Allen Hamilton.
I am interested in funding your loan. Can you verify your income for Lending Club?	Sure. How do I do that? Our company has gone paperless, but my paystubs are online. Just let me know and I will comply. Thanks.

Member Payment Dependent Notes Series 587773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587773	$8,000	$8,000	17.93%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587773. Member loan 587773 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ome source tool	Debt-to-income ratio:	17.73%
Length of employment:	9 years	Location:	riverhead, NY

Home town:
Current & past employers:	ome source tool
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > will be paying off credit cards Borrower added on 09/27/10 > i work to job s ome full time one part time been ther 9 years full time job very stabloe and very busy.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,436.00	Public Records On File:	1
Revolving Line Utilization:	60.80%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ome source tool?	atnone source tool I am TOP SALESMEN. Sell machinery that s worth thousands of dollars and make millions for my company. Who ever I WORK FOR I MAKE THEM RICH. wHEN THINGS ARE DOWN I MAKE IT HAPPEN AMD HELP EVEYONE SELL I NAVE GIFT.

Member Payment Dependent Notes Series 587823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587823	$1,750	$1,750	7.88%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587823. Member loan 587823 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	23.35%
Length of employment:	10+ years	Location:	Hampton, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,826.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I have been self employed as a massage therapist since 1991.

Member Payment Dependent Notes Series 587832

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587832	$8,700	$8,700	6.76%	1.00%	September 29, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587832. Member loan 587832 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Beam Global Spirits and Wines	Debt-to-income ratio:	9.07%
Length of employment:	5 years	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	Beam Global Spirits and Wines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,104.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Beam Global Spirits and Wines?	I am a chemical engineer for global quality assurance.
What is it you plan on using the requested funds for?	We are just consolidating two credit cards to get a better interest rate and pay it off more quickly.

Member Payment Dependent Notes Series 587874

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587874	$5,000	$5,000	7.88%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587874. Member loan 587874 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Pine Point Inc	Debt-to-income ratio:	16.78%
Length of employment:	8 years	Location:	Agawam, MA

Home town:
Current & past employers:	Pine Point Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > This loan Will be used to consolidate my debt and will be paid in full.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,222.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Pine Point Inc and what do you do there?	Is a Wholesale Corporation and I'm the Bookkeeper.

Member Payment Dependent Notes Series 587884

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587884	$12,000	$12,000	10.38%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587884. Member loan 587884 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Dillard's	Debt-to-income ratio:	15.84%
Length of employment:	10+ years	Location:	VALDOSTA, GA

Home town:
Current & past employers:	Dillard's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > I'm a very good borrower because I always pay my bills and have good credit. My goal is to get completely debt free so I can invest instead of borrow. I make $1200 take home pay a month and have no problem meeting my payment. I have no depentents to worry about(except my pets). I have been at my job for 14 years. My credit cards keep increasing interest and minimum payments and I figure at that rate I'll never reach my debt free goal.Thankyou and God Bless! Borrower added on 09/28/10 > I just want to thank all you investors for going to bat for me. Americans working together! Free enterprize is still alive and well. Borrower added on 09/29/10 > Sorry-enterprise

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,319.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dillard's?	I work at the distribution center and we get merchandise ready for the stores. I have worked in almost every dept. in my 14 years; hang, flat con, bulk, but mostly flat con. I love my job and we're like a family.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food costs)? Thanks for your answer to this Q	This is all my cc debt and all my other bills are under $200 a month,and about $280 a month on groceries. I'm also thinking about breeding shetland sheepdogs like I used to do and selling my charcoal portraits.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I don't think I can put any personal info in the answer. This would consolidate all my cc and loan bills plus leave a bit left in case of emergencies so I could get off the credit card rollercoaster.Thanks

Member Payment Dependent Notes Series 587893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587893	$3,000	$3,000	10.75%	1.00%	September 29, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587893. Member loan 587893 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Spectrum Equity Investors	Debt-to-income ratio:	7.01%
Length of employment:	6 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Spectrum Equity Investors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	9
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What do you intend to buy with this loan? Art	I've started a side business that has been doing fairly well but would like to invest in updated equipment such as new computer system, software and other material.

Member Payment Dependent Notes Series 587903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587903	$5,000	$5,000	13.98%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587903. Member loan 587903 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Kroger Manufacturing	Debt-to-income ratio:	18.66%
Length of employment:	9 years	Location:	SALT LAKE CITY, UT

Home town:
Current & past employers:	Kroger Manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$135,847.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 587910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587910	$4,000	$4,000	15.95%	1.00%	September 29, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587910. Member loan 587910 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	The Rose Group	Debt-to-income ratio:	11.92%
Length of employment:	10+ years	Location:	Bethlehem, PA

Home town:
Current & past employers:	The Rose Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Purchased a heat pump for my home through Home Depot with 12 months interest free. Unable to pay off balance in time. I owe $3400 yet. I plan to pay this loan off in less than 18 months.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	39
Revolving Credit Balance:	$35,837.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for The Rose Group?	General Manager for an Applebee's Restaurant
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage is $189,00. Market Value around $225,000.

Member Payment Dependent Notes Series 587914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587914	$15,000	$15,000	19.04%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587914. Member loan 587914 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,958 / month
Current employer:	Washoe County Court	Debt-to-income ratio:	20.55%
Length of employment:	10+ years	Location:	Sparks, NV

Home town:
Current & past employers:	Washoe County Court
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > If it makes a difference to the investors, I can request that the loan term be for 3 years as opposed to 5 years. My plan is to pay this off in approximately 3 years anyway but I chose the longer loan term to ensure that I would have no problem making the payments.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,797.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Washoe County Court?	I am a Deputy Court Clerk. I work directly with the Judge in my Department. In court I am responsible for swearing in witnesses, taking shorthand minutes of proceedings, handling evidence, preparing judgments of convictions, and things of that nature.
My questions: (1) Transunion Credit Report shows $7,797 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) Loan is $8,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My total debt that I intend to pay off is close to $15,000. Besides the revolving credit balance, I intend to pay off my loan with American General Finance as well as my loan from Dollar Loan Center (approx. $1,800). Additionally, I have another payday type high interest loan I intend to pay off. My monthly payments on all of these bills total approximately $950. I picked a longer term for loan repayment to ensure that I could make the monthly payments. However, I plan on paying at least $100 extra, and more if possible, to get this loan paid off sooner. I can't give you a number of years but I can ensure you that I will not take the full 5 years to repay the loan. I am in a serious relationship with plans to marry within the next 2 - 3 years and my goal is not to bring all of this debt into the marriage.
Why have you been getting payday loans? Those are usually for people with bad jobs, gambling debts, and/or bills way out of their hands. Your income looks good to me and job looks stable so I'm having a hard time figuring you out. Which department do you work in? Can you list out your monthly payments for your various debts before this loan and after this loan? Thanks	Basic background-I am a single mom with 2 kids. I don't receive child support per the agmt that we share custody. We are supposed to split expenses. That doesn't happen consistently but for certain reasons, I have chosen not to pursue that issue with the courts. I definitely have had a problem with living beyond my means so when an emergency arises I have no where to go. Over the last few months I have curbed spending & cut back on the unnecessary extras in an effort to stop this vicious cycle. My current loan/credit card type payments are as follows: Household Bank - bal $2948; mo pymt $80 Chase - bal $2775; mo pymt $65 TJX Chase - balance $141; mo pymt $10 GE/Care Credit - bal $190; mo pymt $15 MACU Visa - bal $1455; mo pymt $36 Bill Me Later - bal $1214; mo pymt $37 American General Finance - bal $2150; mo pymt $140 Dollar Loan Center - bal $1873; mo pymt $320 Quickcash - bal $2500; mo pymt $200 My total debt is $15,246 w/ total mo pymts being $903. I pay more than the minimum on most of these. My remaining expenses are rent, utilities, ins, & car pymt. If fully funded I would pay most everything listed above off (noting that my requested loan amount minus the fee is less than $15,000 and my total debt is a little over $15,000). If I don't receive full funding, I would need to determine if what is offered is enough to make it worth taking out this loan. I am just so tired of living this way, robbing Peter to pay Paul, and am looking for a legitimate way to pay off my debt and get out of this hole I have dug for myself. I would very much appreciate the opportunity to be given that chance. Thank you.

Member Payment Dependent Notes Series 587916

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587916	$15,250	$15,250	17.56%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587916. Member loan 587916 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,633 / month
Current employer:	SCSD	Debt-to-income ratio:	16.92%
Length of employment:	10+ years	Location:	Syracuse, NY

Home town:
Current & past employers:	SCSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I recently incurred some medical expenses due to the birth of my child who had to undergo some operations at the hospital. My health insurance has covered most of the bills however there are certain things that were not covered such as ambulance rides to and from the hospital, etc. My spouse and I make over 50,000 each and are both educators that have tenure in our schools. We both have been teaching for ten years and our jobs are very stable. Borrower added on 09/28/10 > I recently incurred some medical expenses due to the birth of a child who needed some surgeries shortly after birth. I have been recieving medical bills that were not covered by my insurance such as rides in the ambulance to and from the hospital, etc. My spouse and I make over 50,000 each and have been teachers who have tenure in our schools so our jobs are very stable. We both have excellent credit and want to put these medical bills behind us.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,920.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SCSD and what do you do there?	Syracuse City School District, teacher.
Hi, I am interested in funding your loan. Can you please list the credit cards that you have and each amount owed? And do you have any personal loan debt? Thanks, Ron	I have less than 1,000 credit card debt.
What is it you plan on using the requested funds for?	Pay off medical expenses.
My questions: (1) What is SCSD? and What is current position (Job/What you do) for employer? (2) Transunion Credit Report shows $2,920 Revolving Credit Balance. Loan is $12,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated, refinanced that are not included in credit report total? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) Syracuse City School District, teacher. 2) I just paid off 2,000 of my revolving credit card balance...there are no debts being consolidated...I have just recieved medical bills that I want to pay off. 3) not sure yet.

Member Payment Dependent Notes Series 587918

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587918	$6,000	$6,000	13.23%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587918. Member loan 587918 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	edmc	Debt-to-income ratio:	15.09%
Length of employment:	< 1 year	Location:	avalon, PA

Home town:
Current & past employers:	edmc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > I have a few credit cards and medical bills im looking to consolidate to one low monthly bill.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,014.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is edmc and what do you do there? Where did you work before that?	EDMC is a for profit organization that deals with four schools. I work directly for Argosy University Online Programs. I help the students get financial aid and get accepted into the program they are looking to go to school for. Previously i worked for Verizon Wireless as a customer service rep over the phone.

Member Payment Dependent Notes Series 587924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587924	$10,000	$10,000	11.86%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587924. Member loan 587924 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,438 / month
Current employer:	Bank of America	Debt-to-income ratio:	20.13%
Length of employment:	10+ years	Location:	GOODYEAR, AZ

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > DMS Card consolidation for YE 2010

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	29
Revolving Credit Balance:	$12,840.00	Public Records On File:	1
Revolving Line Utilization:	35.60%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bank of America?	I work as a strategy analyst in the credit risk management department of the credit card division
Why the Bankruptcy filing 113-months ago?	In my early 20's my father had a stroke and I had to care for him and my family. A lot of his medicine was not covered by insurance and I assumed the burden of paying for that and his monthly expenses since he could not work.
What kind of credit risk do you see yourself as?	I see myself as a good credit risk. I have worked for the same company for 10 years and have a good track record of paying my bills on time.

Member Payment Dependent Notes Series 587967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587967	$8,000	$8,000	13.61%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587967. Member loan 587967 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	LARKSPUR SECURITIES, INC.	Debt-to-income ratio:	14.55%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	LARKSPUR SECURITIES, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,263.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at LARKSPUR SECURITIES, INC.?	VP of Finance

Member Payment Dependent Notes Series 587971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587971	$20,000	$20,000	11.49%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587971. Member loan 587971 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	New York Presbyterian at Columbia	Debt-to-income ratio:	8.84%
Length of employment:	10+ years	Location:	Pearl River, NY

Home town:
Current & past employers:	New York Presbyterian at Columbia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$8,848.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at New York Presbyterian at Columbia?	As a Registered Nurse, I render care to patients

Member Payment Dependent Notes Series 587979

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587979	$5,000	$5,000	11.86%	1.00%	September 29, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587979. Member loan 587979 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	NTV International Corp.	Debt-to-income ratio:	13.18%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	NTV International Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,352.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at NTV International Corp.?	I am a news producer.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Nothing has occurred that will cause me to accrue new debt.
Thank you, but that answer was the opposite of my question. Please advise.	My apologies, if I understand the question correctly, the reason for taking on this loan is that it offers me a lower interest rate, which will better allow me to pay off my debt. The debt I wish to consolidate is via a credit card which offers a substantially higher rate, thus a higher payment. My apologies again if I misunderstood your question.
How do you plan to avoid running up new credit card debt in the future? Are you able to pay your current bills without using credit to do so?	Currently, I am able to pay my current bills without using credit to do so. One major way I plan to reduce my credit card debt is to reduce my spending. That ranges from discretionary spending spending on entertainment to everyday spending choices. I just accepted a roommate who will cut my living expenses in half. I'm also hoping at the beginning of the year to take on some temp work that will slightly increase my income to pay my debt off sooner.

Member Payment Dependent Notes Series 587985

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587985	$5,000	$5,000	11.49%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587985. Member loan 587985 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,225 / month
Current employer:	Heritage Bank	Debt-to-income ratio:	18.39%
Length of employment:	7 years	Location:	Olympia, WA

Home town:
Current & past employers:	Heritage Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,320.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you moving local or long distance? What will be your job situation?	I am moving locally from an apartment to a home I own that I used as a rental. I will maintain my same position at Heritage Bank.
What do you do at Heritage Bank? Will you be changing employers when you move?	I'm a commercial lender. I'm only moving within the city, and will maintain my current employment.
Since you already have existing revolving debt, if your loan funds, you are looking to take on additional debt to pay for moving expenses. Is it safe to safe that your rental was not cash flow positive? Can you explain to an investor why you would be a good party to invest their money into?	The rental does not cash flow. I have been renting it to my disabled mother and my sister's low income family for $800 per month for 5 years. My combined mortgage is over $1,400 per month. I have been also paying $770 a month for my apartment. My sister and family are moving out. I'll be living in the home with my disabled mother who will be paying me $350 per month in rent, and I'll be dumping the apartment rent. That's a net gain of $320 per month.

Member Payment Dependent Notes Series 588008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588008	$8,000	$8,000	15.58%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588008. Member loan 588008 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,807 / month
Current employer:	Madison Company	Debt-to-income ratio:	12.01%
Length of employment:	10+ years	Location:	Madison, CT

Home town:
Current & past employers:	Madison Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I plan to pay off my credit cards and medical bills from this past year. I have been putting $400 to $500 a month into the individual bills, but with the interest rates as high as they are the total amounts owed are not really going down as fast as i would like. I have been at my current job for over 13 years and am one of the design engineers

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	45
Revolving Credit Balance:	$6,774.00	Public Records On File:	1
Revolving Line Utilization:	91.50%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Is your public record from 8 years ago a bankruptcy?	No i do not have a spouse or partner to supply additional income. I am divorced and live alone, the house was owned by my grandfather until his passing late last year. Yes the public record was a bankruptcy. My wife, at the time, and I had just had our first child and were unable to keep up with debt, so it was the only solution we could find at the time

Member Payment Dependent Notes Series 588049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588049	$2,500	$2,500	6.39%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588049. Member loan 588049 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,817 / month
Current employer:	Schindler Elevator	Debt-to-income ratio:	3.46%
Length of employment:	10+ years	Location:	HANOVER, PA

Home town:
Current & past employers:	Schindler Elevator
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > Sending my son on an educational trip (through school) to the UK and France Borrower added on 09/28/10 > Educational trip to the UK and France

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,450.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this for a field trip for high school students?	Yes, several (15?) kids, along with several teachers will be making the trip. My son is among those going.

Member Payment Dependent Notes Series 588050

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588050	$11,100	$11,100	15.95%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588050. Member loan 588050 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Monterey-Salinas Transit	Debt-to-income ratio:	16.06%
Length of employment:	< 1 year	Location:	Monterey, CA

Home town:
Current & past employers:	Monterey-Salinas Transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Hello! First let me say thank you for my previous loan here at Lending Club. Working with you was fast, easy and enabled me to do some good things. Your confidence in me is appreciated and I was fortunate enough to be able to complete the loan with you early. My goal was to show I am a good borrower and I am interested in doing more business through you.Thanks! Now I am well positioned financially to pursue a long time dream of mine- buying a Harley- Davidson motorcycle. Unlike our first loan project, this loan is likely to go closer to the full term of the agreement. The payment looks just right even if the interest is a little high. You can count on me to repay this loan in a timely manner. So I thank you again and in advance for your consideration and time.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$757.00	Public Records On File:	1
Revolving Line Utilization:	30.30%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 588097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588097	$20,500	$20,500	13.98%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588097. Member loan 588097 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	r.r. donnelley & Sons Inc	Debt-to-income ratio:	12.58%
Length of employment:	10+ years	Location:	Holtwood, PA

Home town:
Current & past employers:	r.r. donnelley & Sons Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Using money to pay off negative equity in sale of home. Will allow us to accept lower offer on house to sell. This will "free up" 1700.00 per month and allow us to move on with our lives.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
are you planning to rent or to purchase another home?	Adding addition to family home, no rent, no house payment. (House is paid off)
are you moving to a new location?	Already living in new location.
Have you considered getting bank to agree to short sale and finance the difference with them	The bank who holds the loan will damage my credit by doing the short sale. My wife and I have worked all our lives to have good credit. We will NOT do this. I will pay on the house forever if it does not sell.

Member Payment Dependent Notes Series 588126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588126	$10,000	$10,000	10.38%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588126. Member loan 588126 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	walgreens	Debt-to-income ratio:	8.88%
Length of employment:	7 years	Location:	daly city, CA

Home town:
Current & past employers:	walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,689.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you do not have anything listed in your Loan Description, please answer the following: 1. What is the purpose of the loan? 2. Please list your credit cards, their balances, minimum payments and APRs. 3. What is your position at Walgreens? 4. Do you have a savings account? 5. Do you have an emergency fund? 6. When do you intend to have the loan paid off (36 months or earlier?). You can go back into your loan profile and add the answers to the questions above (contact Lending Club to find out how). The more information you give lenders, the more confident they will be in funding your loan. Thank you and good luck!	1) I need to pay the highest credit card payment. 2) The balance around 10K, APRs 18%, monthly payment around $600. 3) My position in Walgreen is Beauty Advisor 4) I had IRA, CD and investment account. 5) I had emergency fund list on 4 6) I made 36 months to pay off but hope I can make it early if possible. Anyway, thanks kindly to ask my question and apperciate for ur help.
You say you had an emergency fund, IRA and CD, do you mean you still have these things or did something happen to them? Thank you!	I still had those account, but thats not available use for now if I need withdraw for fund I need pay fee. I can afford to apple a loan and make a payment why I need withdraw the emergency fund??

Member Payment Dependent Notes Series 588136

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588136	$5,000	$5,000	7.88%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588136. Member loan 588136 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$900 / month
Current employer:	Albuquerque Publishing Company	Debt-to-income ratio:	1.00%
Length of employment:	10+ years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Albuquerque Publishing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/27/10 > paint and tile mother's condo

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$287.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 588148

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588148	$5,000	$5,000	13.98%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588148. Member loan 588148 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Airgas East	Debt-to-income ratio:	18.38%
Length of employment:	3 years	Location:	Lynn, MA

Home town:
Current & past employers:	Airgas East
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,736.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Airgas east, and what is your plan for avoiding running up new credit card debt?	I am a truck driver and the debt happened before I became a truck driver and I was making half the money I am making now. I am buying stuff only when I have the cash now no more credit cards.
Since you did not enter a Loan Description, please answer the following questions: 1. What is the purpose of this loan? 2. What is your position at the Air Gas East? 3. Please list your Credit Cards/loans, their balances and their APR's that you intend to pay off with this loan. 4. Please list your Credit Cards/loans, their balances and their APR's that you do NOT intend to pay off with this loan. 5. Please list all of your monthly expenses. 6. Do you have a savings account/emergency fund? 7. Will you discontinue use of any unnecessary credit cards? 8. What are the 6 credit inquiries for in the last 6 months? 9. When do you plan on paying this loan off by (36 months or sooner)? You can go back into your loan profile and add the answers above to your Loan Description (contact Lending Club to find out how). Thank you!	Last year I had to replace the central air in my condo, and it costed me $ 8900.00 1 year no interest on Sears card. In October is a year and if I don't finish paying the whole loan the high interest will kick in and will cost me a lot. I paid $ 4000.00 and have to pay $ 5000.00
Hello, Thank you for answering some of the questions. Please fill us in on the following: 1. What are the 6 credit inquiries for in the last 6 months? 2. When do you plan on paying this loan off by (36 months or sooner)? Thank you!	I applied for two credit cards only for balance transfers, line of credit for overdraft protection because I had to close my Bank of America checking account because I was not happy with them and a car loan. I won't need 36 months to pay this loan and I will pay it off sooner than 12 months. I need it because I have to pay $ 5000.00 to Sears by October 20th to avoid high Deferred Interest Charges. Thank you.

Member Payment Dependent Notes Series 588152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588152	$1,800	$1,800	14.35%	1.00%	October 4, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588152. Member loan 588152 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.20%
Length of employment:	n/a	Location:	PITTSBURGH, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$733.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 588156

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588156	$20,000	$20,000	14.84%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588156. Member loan 588156 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	POSabilities Inc.	Debt-to-income ratio:	22.98%
Length of employment:	6 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	POSabilities Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > This is a personal loan so I may pay off my daughters school loans, some credit cards, and go on a great birthday for my 50th. Give my daughter the best graduation gift for being so proud of her.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	12
Revolving Credit Balance:	$6,274.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 588228

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588228	$24,000	$24,000	13.61%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588228. Member loan 588228 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Customs and Border Protection	Debt-to-income ratio:	2.32%
Length of employment:	10+ years	Location:	Uvalde, TX

Home town:
Current & past employers:	Customs and Border Protection
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > I plan on using the funds to gain financial independence from the debt due to the economy. I have been with my employer for 16 years, I take my financial obligations seriously and I am commited to maintaing a new budget for my entire family.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,992.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Customs and Border Protection?	I am a Border Patrol Agent.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. I am also curious... do you work with blueservo.net? Thank you in advance for your answers.	I will be consolidating the loans listed on my credit report and also medical bills. I am also consoldating my wifes debts and cards which are at 29%. She owned and operated a small business which because of the economy she had to close. Our house payment also increased over the last 3 years by 500.00 due to an increase in taxes. The majority of the debt is due to the small business. We plan on keeping the loan the 5 years.
What are the interest rates of the loans/debts you are consolidating?	I will be consolidating the loans listed on my credit report and also medical bills. I am also consoldating my wifes debts and cards which are at 29%. She owned and operated a small business which because of the economy she had to close. Our house payment also increased over the last 3 years by 500.00 due to an increase in taxes. The majority of the debt is due to the small business. We plan on keeping the loan the 5 years.
My questions: (1) Transunion Credit Report shows $3,992 Revolving Credit Balance. Loan is $20,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated, refinanced that are not included in credit report total? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I will be consolidating the loans listed on my credit report and also medical bills. I am also consoldating my wifes debts and cards which are at 29%. She owned and operated a small business which because of the economy she had to close. Our house payment also increased over the last 3 years by 500.00 due to an increase in taxes. The majority of the debt is due to the small business. We plan on keeping the loan the 5 years
What are the balances and APRs on the credit cards you are consolidating? Also, the credit information we lenders are shown says that you have only $4000 in revolving credit. Since you are asking for $24000, what is the rest of the money going to be used for? Thanks!	I will be consolidating the loans listed on my credit report and also medical bills. I am also consoldating my wifes debts and cards which are at 29%. She owned and operated a small business which because of the economy she had to close. Our house payment also increased over the last 3 years by 500.00 due to an increase in taxes. The majority of the debt is due to the small business. We plan on keeping the loan the 5 years
Hi Because of your very stable sounding job and employment history, people want to fund you, but you're asking for far more than we see that you owe. Can you provide an itemized list of expenses and debts, including your wife's? That might help you get funded. Also, which taxes caused your house payment to go up? Thanks	My property taxes went up. I appealed and reduced them to the current amount. When the appraiser pulls comps to asses the property since we live in a rural area they will use property with 20-100 acres even if we only own 5. My wifes busines had to close in addition to the economy the street her business was located on was under going construction, several small business's in our community were closed due to all the factors. There are two business cards at 29% and one SBA loan, She has never missed a payment and is currently seeking employment. The minimum payments have just taken too much from our household budget.

Member Payment Dependent Notes Series 588267

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588267	$7,200	$7,200	10.38%	1.00%	September 30, 2010	October 11, 2013	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588267. Member loan 588267 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,642 / month
Current employer:	puliz records management services	Debt-to-income ratio:	16.50%
Length of employment:	2 years	Location:	henderson, NV

Home town:
Current & past employers:	puliz records management services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > The funds will be used to consolidate debt and pay them off quicker and pay less interest. I'm a Sales Representative with Puliz. Compensation salary/plus commission and car allowance. I have some savings. I have $1660 monthly expenses.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	107
Revolving Credit Balance:	$10,247.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you didn't enter a loan description, please answer the following questions: 1. What is the purpose of the loan? 2. What is your position at puliz records management? 3. Please list your monthly expenses. 4. Please list your credit cards, their balances, minimum payments and APRs. (example: Visa $5000, $58, 21%) 5. Do you have a savings account? 6. Do you have an emergency fund? You can go back into your Loan Profile and add the answers to the above questions to your Loan Description (contact Lending Club to find out how). The more information you give to lenders, the more confident they'll be in investing your loan. This will get your loan funded faster. Thank you!	debt consolidation.
Thank you for answering my first question, please look above and answer the rest of the other 5 questions.	Consolidate debt make one monthly payment with less interest. I'm a sales representative for Puliz Records Management. My compensation: Salary/Plus Commission and Car Allowance. Monthly expenes $1660. Credit Cards: Wells Fargo $1100 $68 mo. 21% Chase $903 $18 mo. 12.24% Chase $1770 $44 mo. 21% Kohl's $311 $9 mo. 21.9% Capital One $261 $15 mo. 17.9% Country Door $241 $25 mo. 23.94% HSBC $1499 $45 mo. 14.99% Some savings yes

Member Payment Dependent Notes Series 588328

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588328	$15,000	$15,000	13.61%	1.00%	September 30, 2010	October 11, 2015	October 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588328. Member loan 588328 was requested on September 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Quicken Loans	Debt-to-income ratio:	6.95%
Length of employment:	3 years	Location:	Elyria, OH

Home town:
Current & past employers:	Quicken Loans
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,823.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, are you really making $150,000/year with Quicken Loans? What do you do for them? Couldn't you borrow from them? How much equity do you have in your home? Thanks, and good luck with your loan!	Yes, I made 150k last year and I'm on pace to do 170k by the end of this year. We only do residential first mortgages and as far as equity goes I bought my home with an FHA loan to stay liquid.
What were each of the recent inquiries for?	Which Inquiries are you referring to?
I am referring to the recent credit inquiries.	I understand that, I would need to know which ones you're referring to in order to elaborate.
Each of all the inquiries within the past 6 months.	None of the inquires in the last 6 months resulted in new credit except for the Lormet FCU which is a FHA title one home improvement loan.

Member Payment Dependent Notes Series 588373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588373	$18,000	$18,000	13.23%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588373. Member loan 588373 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	19.95%
Length of employment:	3 years	Location:	Whittier, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Pay off high interest credit cards before it sinks me.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	4
Revolving Credit Balance:	$133,243.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 588455

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588455	$18,000	$18,000	11.49%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588455. Member loan 588455 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Pickens County Board of Education	Debt-to-income ratio:	19.04%
Length of employment:	10+ years	Location:	Ellijay, GA

Home town:
Current & past employers:	Pickens County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Funding will be used to pay off all existing credit cards with the intent to close accounts. Borrower added on 09/28/10 > It will also be used to pay attorney's fees for a modification of child custody.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,714.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Pickens County Board of Education?	I am a teacher.

Member Payment Dependent Notes Series 588530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588530	$5,000	$5,000	7.88%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588530. Member loan 588530 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,150 / month
Current employer:	n/a	Debt-to-income ratio:	5.91%
Length of employment:	n/a	Location:	Lexington Park, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I want to buy used auto, pay a few medical bills that will be coming in any day now.I have excellent credit plan to keep it that way.I make extra money by babysitting and helping out my daughter.I just got done paying a loan a few months ago payed $125.00 a month for 3/1/2 years. I had no problem never late

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,717.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 588575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588575	$4,000	$4,000	11.12%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588575. Member loan 588575 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,850 / month
Current employer:	Stratford School	Debt-to-income ratio:	18.77%
Length of employment:	1 year	Location:	Boulder Creek, CA

Home town:
Current & past employers:	Stratford School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,132.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you did not enter a Loan Description, please answer the following questions: 1. What is the purpose of this loan? 2. What is your position at the Stratford School? 3. Please list your Credit Cards/loans, their balances and their APR's that you intend to pay off with this loan. 4. Please list your Credit Cards/loans, their balances and their APR's that you do NOT intend to pay off with this loan. 5. Please list all of your monthly expenses. 6. Do you have a savings account/emergency fund? 7. Will you discontinue use of any unnecessary credit cards? 8. When do you plan on paying this loan off by (36 months or sooner)? You can go back into your loan profile and add the answers above to your Loan Description (contact Lending Club to find out how). Thank you!	1. To consolidate debt. 2. I am a third grade teacher 3. American Financial loan: 2,000 I do not know off hand the APR's of my cridit cards but I have two and am hoping ot pay them both off. Both have a balance of $500.00 4. N/A 5. Rent, car payment, cell phone, credit cards, groceries, misc. 6. I am planning on opening a savings account when I pay off my credit cards. 7. Absolutely! 8. Sooner than 36 months

Member Payment Dependent Notes Series 588584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588584	$10,500	$10,500	13.23%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588584. Member loan 588584 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,367 / month
Current employer:	Federal Reserve Bank of Chicago	Debt-to-income ratio:	4.60%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Federal Reserve Bank of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > This loan will be used to supplement my income while I attend business school. Borrower added on 09/30/10 > Thank you to everyone who has funded my loan thus far! I just want to reassure you all, along with anyone else considering funding, that I represent a safe investment with a high return. I have great job security, and I am a husband and father. This loan is necessary at a time in my life when I am facing liquidity constraints. That having been said, I assure you that I will have no trouble making my monthly payments.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,756.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
how will you sustain yourself while attending Biz school?	I am attending an evening program, which means I will remain employed full time throughout the duration of the program.
What is your job at the Fed? What training do you have for this job? What is job security like for your position? After you get your MBA, will you stay with the Fed? Thanks	I work in economic research, and I hold a B.A. in economics with a math minor. I have great job security, and I may or may not stay at the Fed after graduation.
can you explain why you need to supplement your income if you are going to remain employed full time?	Sure, I've paid a lot of expenses up front, and this loan will help me get by in the meantime.

Member Payment Dependent Notes Series 588594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588594	$4,800	$4,800	11.86%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588594. Member loan 588594 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	frischs	Debt-to-income ratio:	19.18%
Length of employment:	10+ years	Location:	HAMILTON, OH

Home town:
Current & past employers:	frischs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Making several home improvements under one loan

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	61
Revolving Credit Balance:	$32,277.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 588608

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588608	$3,500	$3,500	6.76%	1.00%	October 5, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588608. Member loan 588608 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Capps Ag Center	Debt-to-income ratio:	24.94%
Length of employment:	6 years	Location:	fairfield, TX

Home town:
Current & past employers:	Capps Ag Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Purchasing a mint condition 92 dodge truck from a friend for $9500.00. I already have 6000.00 just need 3500 more to complete the purchase.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$168.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 588642

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588642	$2,350	$2,350	13.98%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588642. Member loan 588642 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	US Army	Debt-to-income ratio:	10.30%
Length of employment:	6 years	Location:	sweeny, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 588646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588646	$6,000	$6,000	16.82%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588646. Member loan 588646 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	bmw financial services	Debt-to-income ratio:	20.48%
Length of employment:	2 years	Location:	columbus, OH

Home town:
Current & past employers:	bmw financial services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I first want to thank your company for providing me the opportunity to straighten out my financial situation. When I graduated college in spring of 2008, I found myself making barely enough money to pay off the debts I had accumulated in college. I was hardly making enough to live off of, let alone enough to pay increasing credit card bills. I have since been given three raises, and find myself making substantially more now than in 2008. Unfortunately, I feel that the only way I will be able to move forward is with a clean slate. I would like to consolidate my credit cards into one loan with your company. If I consolidate all but two of my cards, I will be left with your loan, two card payments and three other bills. The two cards I will not use your loan to payoff total $230.00 a month. My other fixed expenses are $300.00 for rent, $300.00 for my car payment, $60.00 for car insurance and $50.00 for my cell phone bill.  All of my bills will be $1,090.00 a month, which is a good amount that will allow me to have enough for day-to-day living expenses. I get a raise and a bonus every year, which should be happening in about six months. I am about to interview for a better-paid position within my company, and feel that I have a very good chance at getting this new position. If I do not get this position, I will stay in my current position making my current salary of roughly $31,000 annually.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	23
Revolving Credit Balance:	$6,646.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the debts (lender,balances/APR/min. mo payments) that you WILL pay off with this loan? What are the two debts that you will not pay off?	I will be paying off a Visa card with a balance of $3,800.00 and an APR of 24.99% and a minimum monthly payment that is between $120.00 and $140.00 a month, I will also pay off a Dell revolving finance account with a balance of $275.11 and an APR of 24.99%, this account has a minimum monthly payment of $15.00. My dad was supposed to pay for this as a graduation present, but I had emergency medical expenses at the same time and I used the money to pay the medical bills instead of paying off the computer loan (it was originally around $1,000.00). I will also be paying off a revolving Macy???s account, which has minimal finance charges and a monthly payment minimum of $15.00 on a balance of $380.00. I will be paying off a Best Buy account which has an APR of 24,99% and a monthly payment of $10.00 on a balance of $747.41. I will also pay off ??a revolving balance of $800.00 with my bank (Fifth Third) that has an APR of 20%. I will not be paying off a fifth third credit card with a monthly payment of $215.00 and a balance of $8,500.00 with an apr of 8%. I will also have a Limited card with a balance of $490.00 and a payment of $20.00 a month

Member Payment Dependent Notes Series 588649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588649	$6,875	$6,875	11.86%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588649. Member loan 588649 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,689 / month
Current employer:	Stanford Hospital and Clinics (1 of 2)	Debt-to-income ratio:	6.19%
Length of employment:	5 years	Location:	San Leandro, CA

Home town:
Current & past employers:	Stanford Hospital and Clinics (1 of 2)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > My fiance and I are getting married this November. We planned a small wedding for about 80 guests mostly family and will honeymoon in Barbados where she grew up. I messed up by waiting too long to purchase the travel package and since both of us have been locked in to take vacation time off, I had to purchase it yesterday setting us back on the funds needed for her flowers and catering. Even though I make enough money to save enough for the additional cost, its now only a couple months away, with all the other expenses of the wedding weighing in. Please help me make it to Barbados with a wife! Thanks for your consideration

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	56
Revolving Credit Balance:	$1,184.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 588657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588657	$5,000	$5,000	11.49%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588657. Member loan 588657 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,253 / month
Current employer:	Mt Hood Skibowl	Debt-to-income ratio:	9.99%
Length of employment:	2 years	Location:	WELCHES, OR

Home town:
Current & past employers:	Mt Hood Skibowl
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	20
Revolving Credit Balance:	$764.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mt Hood Skibowl?	Assistant Lift Operations Manager.

Member Payment Dependent Notes Series 588664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588664	$10,500	$10,500	15.95%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588664. Member loan 588664 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Dell	Debt-to-income ratio:	18.59%
Length of employment:	4 years	Location:	Austin, TX

Home town:
Current & past employers:	Dell
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	53
Revolving Credit Balance:	$11,182.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dell?	Technical Sales Rep IV
How much is your mortgage payment, principal remaining, and home value?	home value is 315k, mortgage payment P+I is $1500, remaining balance on loan is 240k.

Member Payment Dependent Notes Series 588668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588668	$7,500	$7,500	11.12%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588668. Member loan 588668 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Accenture	Debt-to-income ratio:	12.73%
Length of employment:	3 years	Location:	FALLS CHURCH, VA

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I plan to consolidate some of my debts and I need some additional backup for some upcoming expenses. I have been working with Accenture for 3 years, getting promoted early to my new level.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,620.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Accenture?	I'm a Technology Consultant currently working on a project for the Army

Member Payment Dependent Notes Series 588707

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588707	$4,000	$4,000	13.61%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588707. Member loan 588707 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Allegheny County	Debt-to-income ratio:	12.03%
Length of employment:	1 year	Location:	VENETIA, PA

Home town:
Current & past employers:	Allegheny County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Moving Expenses Borrower added on 09/28/10 > Moving expenses

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,226.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Allegheny County? Will you be moving locally or long distance?	I am a Project Manager in Economic Development. I work with large scale commercial develperments to obtain gap financing through tax abatements, and public funding.I will be moving the remainder of my items from Syracuse, NY (where I used to live) down to Pittsburgh. I have been meaning to do this a while now; just havnt had the time.

Member Payment Dependent Notes Series 588714

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588714	$10,000	$10,000	10.38%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588714. Member loan 588714 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,527 / month
Current employer:	Capital Title	Debt-to-income ratio:	15.79%
Length of employment:	< 1 year	Location:	PLANO, TX

Home town:
Current & past employers:	Capital Title
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Very responsible borrower with great credit and good income. Borrower added on 09/28/10 > I've worked in Dallas Texas for the 20 years in Mortgages and Banking. Dallas is a heavy financial services city probably the largest in the country so job security is good. I currently work as an Escrow Assistant and soon to be Escrow Officer for Capital Title in Dallas. Thank you Borrower added on 09/28/10 > I've worked in Mortgages and Banking in Dallas, TX for the last 20 years. Dallas is a huge financial services area so job security is good. I've worked as Escrow Assistant for the last 5 years and will soon be an Escrow Officer by year ends. Thank you

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,492.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Capital Title and where did you work prior to that?	I work as a Escrow Assistant for Capital Title. I've been in the same line of work for the last 6 years. I live in Dallas which is a huge area for Title Companies, Banks and Mortgage companies alike so job security is great in this area. Prior to my current job i worked at Roger M Sanders PC and Co America before that. Thank you

Member Payment Dependent Notes Series 588766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588766	$8,000	$8,000	7.88%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588766. Member loan 588766 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Louisiana State University	Debt-to-income ratio:	9.21%
Length of employment:	5 years	Location:	METAIRIE, LA

Home town:
Current & past employers:	Louisiana State University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,182.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 588772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588772	$10,800	$10,800	10.75%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588772. Member loan 588772 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Vancon, Inc	Debt-to-income ratio:	7.97%
Length of employment:	2 years	Location:	SPANISH FORK, UT

Home town:
Current & past employers:	Vancon, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > This money will be used to consolidate 3 credit card payments into one, eliminating my credit card balances and allowing me to close at least one account. I have a steady job and have been with the company for about 2 years. I have received 4 raises in that time period as well as increased responsibility. I am currently paying about $400/month for debt. I have never had a late payment for any loans in my 7 year credit history. Thanks for looking!

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,134.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Vancon, Inc?	I am an assistant project manager and trucking division manager. I spend about 60% of my time dispatching and managing our trucks (16 drivers), as well as coordinating with foremen as to their needs and piloting oversize loads. The rest of my time is split between doing things for our 3 project managers (meetings, errands, etc), selling our used equipment and doing a small amount of materials testing.

Member Payment Dependent Notes Series 588776

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588776	$8,000	$8,000	11.12%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588776. Member loan 588776 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,232 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	14.42%
Length of employment:	3 years	Location:	Montpelier, VT

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > My husband and I would like to have our debt consolidated so that we can keep track of one payment in full. Borrower added on 09/29/10 > I just realized that I wrote husband. My apologies to anyone who has already invested. I meant soon-to-be husband. He is in school while I am the sole breadwinner. We are attempting to consolidate the debt we have accumulated pre-marriage so that it is easier to manage. Feel free to ask questions as needed.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,446.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Department of Homeland Security?	I am in an administrative position.
Would you please list the debt (amount & interest rate) that you plan to pay off with this loan?	Currently the debt we have is: -- ~$7500 on a personal loan @ ~16% -- ~$215 in Credit Card @ 22% -- ~$300 owed to a family member (no interest but want it off our chest)

Member Payment Dependent Notes Series 588789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588789	$11,000	$11,000	11.49%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588789. Member loan 588789 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	EyeMasters	Debt-to-income ratio:	17.58%
Length of employment:	4 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	EyeMasters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Auto Loan

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,743.00	Public Records On File:	1
Revolving Line Utilization:	45.40%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EyeMasters? What kind of car are you getting?	Type your answer here. I am a General Manager and Licensed Optician. I oversee the operations, training, and day to day details of the store. The car is a 2007 Hyundai Sonata GLS 4 Dr Sedan

Member Payment Dependent Notes Series 588796

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588796	$9,600	$9,600	11.12%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588796. Member loan 588796 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Cregger Company	Debt-to-income ratio:	11.97%
Length of employment:	4 years	Location:	lexington, SC

Home town:
Current & past employers:	Cregger Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Would like to do some plastic surgery for damage doen in child birth.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	51
Revolving Credit Balance:	$514.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cregger Company?	As state don the application, Billing clerk, I Bill Our customers, I balance cash box and petty cash , month end close out, alot of accountign and secretarial work.

Member Payment Dependent Notes Series 588898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588898	$5,000	$5,000	14.35%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588898. Member loan 588898 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	24 hr fitness	Debt-to-income ratio:	7.86%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	24 hr fitness
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,562.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at 24 hr fitness and where did you work before that?	I work in the kids club department. I watch little kids while their parents work out. before this I worked at a private school as a teacher. I taught 6th, 7th and 8th grade math.
how much is your rent? car payment?	My car is already paid for and I live with friends which allows me not to pay rent.

Member Payment Dependent Notes Series 588901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588901	$15,000	$15,000	7.51%	1.00%	October 4, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588901. Member loan 588901 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	n/a	Debt-to-income ratio:	5.59%
Length of employment:	n/a	Location:	Milwaukee, WI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > I am going to use the money to replace a much needed roof on my home. I am the type of person that belive in paying my bills back that people trust me to have. I pay them on time. I have a stable income from pension and social security. Thank you

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 588902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588902	$7,600	$7,600	11.12%	1.00%	October 4, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588902. Member loan 588902 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,451 / month
Current employer:	n/a	Debt-to-income ratio:	24.46%
Length of employment:	n/a	Location:	Tucson, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I used my Bank of America credit cards for school expenses. I am now looking for a job, however, I have monthly income from Public Safety Retirement and Social Security. The interest on the cards increased not due to deliquent payments but what a representative described as "the new cost of credit." I would like to pay off these credit cards.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,643.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am currently unemployed, however, I do have regular monthly income from both Public Safety Retirement and Social Security

Member Payment Dependent Notes Series 588911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588911	$8,000	$8,000	19.79%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588911. Member loan 588911 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Palm Beach County Sheriff's Office	Debt-to-income ratio:	3.40%
Length of employment:	< 1 year	Location:	COOPER CITY, FL

Home town:
Current & past employers:	Palm Beach County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I plan to use these funds to move closer to my new career at the Palm Beach County Sheriff's Office for necessities. I always pay my bills on time and typically pay more than the minimum amount each month. I do not have many monthly expenses, which enables me to be a good borrower. The position I have is very stable since it is a government entity.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,068.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 588914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588914	$8,000	$8,000	17.19%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588914. Member loan 588914 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Thomson Reuters	Debt-to-income ratio:	12.33%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Thomson Reuters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Simply have to kill off this Chase credit card at 28.9% (thanks for the credit card reform bill Mr. President)

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99,630.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Thomson Reuters?	I hold a mid-management level position in one of their technical departments. I'm not entirely sure how anonymous the information already revealed to you allows me to be, but in the interests of protecting my identity from colleagues I'm going to hope that this answers your question completely enough.
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	72K in a HELOC on my home (LTV approx 80%) 12K on this awful Chase card 15K on another credit card with a locked in rate of 6% (which will be the next thing I tackle)
Will you please answer the following 3 questions to help your loan fund quickly. What do you do at Thomson Reuters? Are you the sole income earner? Your credit report shows a revolving credit balance of $99k, can you please roughly break down the sources of the revolving credit balance (i.e. student loans, HELOC, credit card balances)? Thank You	72K in a HELOC on my home (LTV approx 80%) 12K on this awful Chase card 15K on another credit card with a locked in rate of 6% (which will be the next thing I tackle)
I would like to fund your loan but am concerned about the $99K in revolving debt. What makes up that amount?	72K in a HELOC on my home (LTV approx 80%) 12K on this awful Chase card 15K on another credit card with a locked in rate of 6% (which will be the next thing I tackle)
Why is your revolving credit balance so high (more than eight month's salary)?	72K in a HELOC on my home (LTV approx 80%) 12K on this awful Chase card 15K on another credit card with a locked in rate of 6% (which will be the next thing I tackle)
He did some reform but with progressives going back to sleep once he was elected, it has been hard for him to resist the forces pushing him center. Anyway, all in favor of killing of Chase one credit card at a time. But how did you get into this debt?	Sucked in by low borrowing rates unfortunately. There's still some equity in my property, but I'm reticent to sell at this time. Breakdown of current debts: 72K in a HELOC on my home (LTV approx 80%) 12K on this awful Chase card 15K on another credit card with a locked in rate of 6% (which will be the next thing I tackle)
What did you do with the HELOC money? Do you still have it or is it gone?	It was used to fund my mortgage at under 90% LTV, to avoid PMI.

Member Payment Dependent Notes Series 588949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588949	$7,500	$7,500	11.86%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588949. Member loan 588949 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Specialty Transportation	Debt-to-income ratio:	10.32%
Length of employment:	1 year	Location:	WINDSOR, CT

Home town:
Current & past employers:	Specialty Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > job is very stable. plan to make major purchases appliances. car. Monthly budget is 600.00 Borrower added on 09/19/10 > The same as above Borrower added on 09/28/10 > same as above Borrower added on 09/30/10 > Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	12	Months Since Last Delinquency:	7
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 588972

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588972	$7,200	$7,200	14.72%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588972. Member loan 588972 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,700 / month
Current employer:	US Air Force	Debt-to-income ratio:	19.65%
Length of employment:	10+ years	Location:	Vacaville, CA

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	73
Revolving Credit Balance:	$22,304.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application; U S A F. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 10 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	I'm an E-6 with 18 yrs of service and my current enlistment ends in May 2012 but I intend to stay active duty until 2014 with an option to stay to 2016 if I get promoted to E-7 prior to 2014. Thank you!
My questions: (1) Answer earlier email Subject: USAF Rank-Pay Grade-ETS-Future intentions? (2) Brief reason/description why you need $7,200 for legal fees? (3) Transunion Credit Report shows $22,304 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	E-6 with 18 years of service, plan on retiring from the USAF in 2014 or 2016. I don't have an HELOC and I currently pay about $900 total in credit card bills and $1575 in rent. I need the $7200 to pay legal fees in my divorce proceedings and child custody pursuit from my 2008 divorce. My intent is to pay the loan off early, probably 24 months. Thanks

Member Payment Dependent Notes Series 589003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589003	$15,000	$15,000	19.41%	1.00%	October 1, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589003. Member loan 589003 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	County of San Diego	Debt-to-income ratio:	16.32%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	County of San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I would like to personally thank the lender for approval of this loan. I am going to use it to consolidate three high intrest credit cards. I have a very stable career with the county of San Diego. I currently work for the Sheriffs Department as a Deputy Sheriff and I pay all my bills on time.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	43.38%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Transunion Credit Report shows $0 (ZERO) Revolving Credit Balance. Loan is $5,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I do not know why Transunion is not showing all of my debts. I can only fiqure that Experian and Equifax are not sharing the information or the creditors are not reporting it to Transunion. Here is a list of my debt: 1. Wells Fargo Financial Visa $2600 2. HSBC Card Services $1300 3. Cash Call Loan $3000 4. SOS Money $3000 5. North County Credit Union $2800 I intend to pay this loan off before the five years, actually I will pay it off within five years. I am trying to get everything into just one payment.
What were each of the recent credit inquiries for?	I was trying to apply with other lenders to try to get all of my debt into just one payment.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	No I'm unmarried and pay all my bills myself.

Member Payment Dependent Notes Series 589009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589009	$9,250	$9,250	15.21%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589009. Member loan 589009 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Pischke Motors of La Crosse	Debt-to-income ratio:	18.79%
Length of employment:	10+ years	Location:	La Crosse, WI

Home town:
Current & past employers:	Pischke Motors of La Crosse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	3
Revolving Credit Balance:	$10,051.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Pischke Motors of La Crosse?	I am the head of the parts and service dept. I over see the operation of each dept. and report to the owner, My main role is that of a service dept. manager, I've been in this line of work since 1997, I've recently encountered some medicals bills that the insurance co. is not covering. Thank you for your question.
What was the reason for the delinquency 3 months ago?	I'm sorry, I was not aware of any delinquency. if you have details I would be glad to respond.

Member Payment Dependent Notes Series 589015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589015	$10,000	$10,000	13.61%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589015. Member loan 589015 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,923 / month
Current employer:	The City College of New York	Debt-to-income ratio:	13.95%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	The City College of New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I am very excited about improving the kitchen and bathroom of my home in a small town. Specifically, I will purchase new appliances, enlarge the entranceway to the kitchen, add new floors and countetops in the kitchen, and turn the room next to our tiny little bathroom into a new full sized bathroom. I work in a very stable full-time job in human resources at a public college and I also work part-time as career counselor. My part-time job supplements my income and I am due to receive my annual 3.5% increase this January. I plan to use the salary increase and part-time job to pay for my loan. My mortgage is only $600 month and I keep my overhead expenses very low. Thank you for your support. Borrower added on 09/28/10 > I am very excited about improving the kitchen and bath of my home in a small town. Specifically, I will enlarge the entranceway of the kitchen, buy new appliances, add new floors and countertops, and I will also turn the room next to my tiny little bathroom into a new full-sized bathroom. I work in a stable job in human resources at a college and I also work part-time in the evening as a mental health counselor. I plan to use the income from my part-time job and additional money I will receive from my annual 3.5% salary increase to pay for the loan. My mortgage payment is $600 a month and I keep my overhead expenses low. Thank you for your support.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,945.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What were each of the recent credit inquiries for?	Our Mortgage Broker went through 3 diferrent banks chasing rates. My student loans were also just sold from B of A to a government lender which also created more inquiries.

Member Payment Dependent Notes Series 589082

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589082	$13,600	$13,600	15.58%	1.00%	October 5, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589082. Member loan 589082 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	DARCARS Toyota	Debt-to-income ratio:	13.71%
Length of employment:	10+ years	Location:	Hyattsville, MD

Home town:
Current & past employers:	DARCARS Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > trying to pay off my credit cards

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	58
Revolving Credit Balance:	$19,357.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the amounts and interest rates of the debts you are consolidating?	22.99% 18.24% 21.45% 23.24% 17.99%
My questions: (1) What is current position (Job/What you do) for employer DARCARS Toyota? (2) Transunion Credit Report shows $19,357 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a parts professional. I mostly deal with our bodyshop. No on the HELOC. I say about $1000 go to pay my credit cards I pay minimum. I would like to pay the loan off in probably 3 years.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Car insurance is $350, cable phone and internet is $295, gym $29.99, life insurance $150 gas for car $200.
What do you do for DARCARS and how long have you worked there?	I am a parts professional. I mostly deal with getting parts for our bodyshop. I have been there for 12 years.

Member Payment Dependent Notes Series 589089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589089	$14,000	$14,000	14.84%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589089. Member loan 589089 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	AMSI	Debt-to-income ratio:	24.60%
Length of employment:	5 years	Location:	west palm beach, FL

Home town:
Current & past employers:	AMSI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > My idea here and the reason for this loan request is to consolidate 2 loans (one for grad school expenses and one for my invisalign orthodontic work). The balance will pay off a credit card I've used for various expenses. I want to do it this way because 36 months with a lower interest rate is better than the 4 and 5 years I have left on these loans (respectively) - I will get out of debt faster and with less interest paid! Score! :)

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	66
Revolving Credit Balance:	$6,716.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is AMSI and what do you do there?	It is an automotive holding company - we own and operate about 55 car dealerships all across the United States. While the stores are their own entity (we retain majority ownership via stock), AMSI provides support and management services such as training, HR, financial support. AMSI is the largest privately owned automotive group in the US. I am the Facilities/Development Director - I manage all of our expansions and the construction/renovation of new facilities. It's my job to locate potential properties, perform due diligence and market demographic research, all the way through design and construction of the new store(s). Thankfully our facilties development stayed quite consistent thru the "down period" last year! I hope this helps you; let me know if you need anything further.
How much are you currently paying each month on the debts you plan to pay off with this loan?	Currently the sum of the 3 payments is $526. With this loan I'll save about $40 a month.
Could you please list the debts you are consolidating and their interest rates?	healthcare loan is 20.99% (ass-rape) with about $5600 to go credit card is 14.24% with $3400 to go grad school loan is 18% with about $5000 to go (I did this via a personal loan instead of a student loan, like a moron, so the interest is 3 times what it should be)

Member Payment Dependent Notes Series 589090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589090	$12,000	$12,000	13.23%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589090. Member loan 589090 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	17.34%
Length of employment:	10+ years	Location:	Issaquah, WA

Home town:
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,758.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application; USCG. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 10 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	I am currently a W3 and have 23 years in service
My questions: (1) Answer earlier email Subject: USCG Rankj-Pay Grade-ETS-Future intentions? (2) Why the payment delinquency 15-months ago that shows on Transunion Credit Report? (3) Transunion Credit Report shows $11,758 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected35-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. Answered earlier. 2. I am not sure what the payment delinquency 15 months ago was? The only thing I can possibly think of was capital one payment that setting up an automatic payment that did not take correctly. 3. 3. If I payed the min the payment would be around $500 I guess, I usally pay above min. 4. 36 months is the term I was looking for.
How long do you plan on staying in the US Coast Guard?	I will be in for at least 6 more years.

Member Payment Dependent Notes Series 589107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589107	$18,250	$18,250	13.23%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589107. Member loan 589107 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,482 / month
Current employer:	PAML Pathology Assoc. Medical Labs,LLC	Debt-to-income ratio:	12.65%
Length of employment:	6 years	Location:	SEATTLE, WA

Home town:
Current & past employers:	PAML Pathology Assoc. Medical Labs,LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > Debt consolidation..

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,079.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at PAML Pathology Assoc. Medical Labs,LLC?	I transport medical specimens and deliver Physician reports..use to be a Dispatcher but now im fully Medical Courier for 6 yrs and goin strong...

Member Payment Dependent Notes Series 589122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589122	$9,000	$9,000	15.21%	1.00%	September 30, 2010	October 12, 2013	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589122. Member loan 589122 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	BCBG MAX AZRIA GROUP INC.	Debt-to-income ratio:	6.41%
Length of employment:	< 1 year	Location:	Irvine, CA

Home town:
Current & past employers:	BCBG MAX AZRIA GROUP INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	79
Revolving Credit Balance:	$7,623.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at BCBG MAX AZRIA GROUP INC. and where did you work prior to that?	Im assistant manager for HERVE LEGER(their really high end lane) in South Coast Plaza. Prior to that I was managing A.B.S. by Allen Swartz for 3 years(retail store) and before that I was area manager for United Colors Of Benetton(10 years). I hope this will help.
Could you please list the debts you are consolidating and their interest rates?	Merrick Bank $3200 24.99% City Bank $1300 29.99% Credit One $1300 24.99% Care Credit $1800 24.99% Target $800 17.99% Bof A $800 12.99% I hope this will help..

Member Payment Dependent Notes Series 589127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589127	$5,500	$5,500	7.51%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589127. Member loan 589127 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Gate 1 Travel LTD	Debt-to-income ratio:	17.96%
Length of employment:	6 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Gate 1 Travel LTD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	74
Revolving Credit Balance:	$7,982.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Gate 1 Travel LTD and what do you do there?	Gate 1 Travel is a international tour operator. I am the Operations Manager for the Company and have been for 5 years.
What is the purpose of the loan?	Emergency dental work. I have dental insurance but it is limited....

Member Payment Dependent Notes Series 589153

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589153	$8,400	$8,400	13.61%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589153. Member loan 589153 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,950 / month
Current employer:	Drug and Alcohol Testing Compliance Serv	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	shreveport, LA

Home town:
Current & past employers:	Drug and Alcohol Testing Compliance Serv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I am currently going through a divorce. I have already used my credit cards to pay my initial retainer to my lawyer and my husband is fighting me at every turn. I have given him the house, cars, belongings and even let him keep 100% of his pension and the only thing I wanted in return is custody of my 3 children. If I cannot pay the lawyer more money, I may lose them as well. Borrower added on 09/29/10 > I want to pay off the credit cards and have enough left to give my lawyer another retainer amount.

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	38
Revolving Credit Balance:	$8,686.00	Public Records On File:	1
Revolving Line Utilization:	39.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Drug and Alcohol Testing Compliance Serv and where did you work prior to that?	I am a certified urine, nail, hair and DNA collector. We do pre-employment drug screening as well as manage random programs for our companies. I am the office manager and have 3 employees. Prior to this job I was the service administrator for a dealership called Chevyland. I was the assistant to the service manager (Clary Lunday) and managed the cashiers.

Member Payment Dependent Notes Series 589171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589171	$10,000	$10,000	11.49%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589171. Member loan 589171 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Federal Aviation Administration	Debt-to-income ratio:	23.69%
Length of employment:	7 years	Location:	Felton, CA

Home town:
Current & past employers:	Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Stable Job. No Employment Risk. Guaranteed Salary increases of 40K by 2012 beginning 1/2011

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,976.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What do you intent to purchase with this loan? Art	Loan will be used for education and to obtain a Private Pilot License. I am a Federal Air Traffic Controller and plan to use this education professionally as well. Traditional Student Loans will not finance these programs.
What do you do for the Federal Aviation Administration?	Federal Air Traffic Controller.

Member Payment Dependent Notes Series 589213

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589213	$20,000	$20,000	18.67%	1.00%	September 30, 2010	October 12, 2015	October 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589213. Member loan 589213 was requested on September 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Georgia Pacific	Debt-to-income ratio:	15.58%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Georgia Pacific
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > I want to consolidate my debt. I am currently current with all of my creditors, and will continue to fulfill all debts. Even with a high rate(18-21%) I still save in the long run while you the investor earn money. There is no point in me making minimum payments for forever even though I can afford to do so. Borrower added on 09/29/10 > I also want to add that I currently have twice this amount in my 401K and considered borrowing from it, but I wanted to keep the option of being able to take advantage of career oportunities that may come my way...not to mention the potential money I wouldn't earn from investing. Taking from my nest egg seems "crazy".

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	38
Revolving Credit Balance:	$20,548.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer GP? (2) Transunion Credit Report shows $20,548 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) I am a Sr. Technical Analyst. I do both project management work and technical management(script creation management) for GP's EDI systems. 2) None of this debt is HELOC. My situation is not totally upside down as I purchased my home in a short sale but the current economy has "eaten" away all useful equity. I currently pay $650 a month for my current cards. The plan is to keep the loan for 5 years. If I do get extra cash (tax refunds, gifts) I will put it towards my debt. I know lenders want to earn money but I want to be debt free. I am recently engaged and would like to use my savings from tis consolidation to purchase our first home together 5 years from now. I stated it before, my goal is to eliminate my negative debt. This loan will allow me to pocket and save an extra $100/mo and significantly reduce my deduce my debt faster. Thank you for considering financing my loan, Emeka
What do you do for Georgia Pacific?	I am a Senior Technical Analyst. This includes technical management of the EDI systems and Project Management.
When you say that you want to be able to take advantage of career oportunities and for that you need your 401(k) are you saying you are considering a period of unemployment? If not, what do you mean?	I am in no way considering unemployment. As I understand it, if I borrow from my 401K and decide to switch jobs, I am required to pay back the loan in full. If I don't have the cash, I will have to turn down the opportunity. Rest assured, I am not pre-planning unemployment. I just know that given my skillset a great opportunity is potentially right around the corner.

Member Payment Dependent Notes Series 589245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589245	$3,000	$3,000	6.39%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589245. Member loan 589245 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	NonPublic Educational Services	Debt-to-income ratio:	10.37%
Length of employment:	2 years	Location:	Salem, MA

Home town:
Current & past employers:	NonPublic Educational Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,413.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 589250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589250	$1,000	$1,000	13.98%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589250. Member loan 589250 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,080 / month
Current employer:	Northwestern Univ	Debt-to-income ratio:	12.07%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Northwestern Univ
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > funds to pay for larger expenses such as air fare, rent, etc

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,736.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Northwestern University and where did you work prior to that?	I work as a research coordinator in the Feinberg School of Medicine, and before that I was in college at the University of Illinois at Urbana-Champaign. I just graduated this May.

Member Payment Dependent Notes Series 589288

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589288	$6,000	$6,000	11.12%	1.00%	October 4, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589288. Member loan 589288 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,672 / month
Current employer:	State of California	Debt-to-income ratio:	16.22%
Length of employment:	7 years	Location:	Glendora, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > pay off car and taxes

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	58
Revolving Credit Balance:	$578.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of California?	I am a Social Worker at a State Mental Hospital. We treat individuals who have been committed to the Department of Mental Health either as not guilty by reason of insanity, as a condition of parole, incompetent to stand trial or have been sent there during their prison sentence because they are too psychiatrically unstable to remain safe in prison. In my current position, I focus on assessments of new admissions and group treatment.

Member Payment Dependent Notes Series 589332

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589332	$7,750	$7,750	18.67%	1.00%	October 1, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589332. Member loan 589332 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	Schwans Global Supply Chain Inc.	Debt-to-income ratio:	17.24%
Length of employment:	4 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Schwans Global Supply Chain Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,274.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Yes i do our total take home net pay would be about $3800 monthly
Greetings - What is your job at Schwan's? Art	I am the Human Resources Administrator

Member Payment Dependent Notes Series 589343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589343	$13,000	$13,000	10.38%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589343. Member loan 589343 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,650 / month
Current employer:	us army	Debt-to-income ratio:	6.00%
Length of employment:	< 1 year	Location:	webster, MA

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > creidt cards car in wifes name, pay down house in order to sell it so our family can be together in fort carson, CO US Atmy base. Borrower added on 09/29/10 > pay down/ of credit cards, wifes car, medical bills, pay down home in order to sell it so our family can relocate to fort carson, CO US Army base so we can be together Borrower added on 09/30/10 > we also just found out we are having our 3rd child, in order for me to be with my wife during her pregnancy and be there for the birth of my child, we need to pay down our mortgage and bills to sell our home in this tough market

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,096.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congrats on your third! Could you please list the debts you are consolidating and their interest rates?	thank you so much we are all very excited, but unfortunately i will be deployed in Afghanistan when our 3rd child is born. In order to make the transition from 2 to 3 children financially we need to pay down 5000.00 on our home in order to sell due to the terrible housing market, Also we have a Home depot for 3000.00 with a rate of almost 24% and a capital one credit card of 4700.00 with a rate of 18%. thank you for your help and understanding, God Bless
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	thank you so much we are all very excited, but unfortunately i will be deployed in Afghanistan when our 3rd child is born. In order to make the transition from 2 to 3 children financially we need to pay down 5000.00 on our home in order to sell due to the terrible housing market, Also we have a Home depot for 3000.00 with a rate of almost 24% and a capital one credit card of 4700.00 with a rate of 18%. thank you for your help and understanding, God Bless

Member Payment Dependent Notes Series 589349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589349	$10,000	$10,000	13.98%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589349. Member loan 589349 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Pittsburgh Logistics	Debt-to-income ratio:	5.29%
Length of employment:	< 1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Pittsburgh Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,620.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pittsburgh Logistics and where did you work prior to that?	Hello. I started out as a logistics coordinator where I assisted in moving freight, negotiating prices with carriers, etc. However, i just recently got promoted to an Account Executive where I have my own set of customers and assist them in their supply chain management.

Member Payment Dependent Notes Series 589400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589400	$7,300	$7,300	13.61%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589400. Member loan 589400 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,200 / month
Current employer:	ecsm uitilty contractors	Debt-to-income ratio:	11.32%
Length of employment:	1 year	Location:	south amboy, NJ

Home town:
Current & past employers:	ecsm uitilty contractors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,992.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
is the surgery in part covered by insurance?	Type your answer nhere.no

Member Payment Dependent Notes Series 589404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589404	$10,000	$10,000	13.98%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589404. Member loan 589404 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Deep Web Technologies	Debt-to-income ratio:	13.53%
Length of employment:	5 years	Location:	Santa Fe, NM

Home town:
Current & past employers:	Deep Web Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Paying off a motorcycle and a credit card at a lower rate. Little did I know 3 years ago when I bought the motorcycle, instead of getting a regular installment loan they had opened a revolving credit card in my name and put the entire balance on that. Paperwork all looked normal like any other vehicle loan at the time, I was not happy. A year ago when the good intro rate expired it went up to 18% and its been slow going to pay down. Just looking to pay this down faster at a better rate.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,980.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 589410

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589410	$15,800	$15,800	16.32%	1.00%	October 5, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589410. Member loan 589410 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Monsanto	Debt-to-income ratio:	15.54%
Length of employment:	5 years	Location:	Gibson City, IL

Home town:
Current & past employers:	Monsanto
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,412.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Monsanto? (2) Transunion Credit Report shows $9,412 Revolving Credit Balance. IHow much $ are you now paying per month for all the credit card/other debts? (3) Loan is $5,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I'm a Seed Techinican which we do everything thing from the field work to bringing in the corn and conditioning, treating and bagging it out for our growers and dealers. I have asked for more after I have set my account up for reasons that I didn't add in some of my 401k loan and stock share that I want to get paid off to help with bills. Before I just added up my credit cards which are at a high interest rate. I would like to have the loan paid off in 4 years instead of 5. If you have anymore questions feel free to ask.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	credit cards-$5000-16%interest $4800-14%interest vehicle- $4000-? 401k- $1500-4%interest All bills will be paid off once I get the money. Total payments each month is $540

Member Payment Dependent Notes Series 589412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589412	$7,000	$7,000	15.58%	1.00%	October 5, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589412. Member loan 589412 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,600 / month
Current employer:	n/a	Debt-to-income ratio:	22.09%
Length of employment:	n/a	Location:	CLEARFIELD , UT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > This loan is to consoldate my bills and with the left over money I wont to fiinish a bathroom down stairs in whitch a plummer is costing me 1400.00 Borrower added on 09/29/10 > This is to consoldate my bills and what is left finish a bathroom in the basment whitch a plummer is costing me 1100.00

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,742.00	Public Records On File:	1
Revolving Line Utilization:	89.50%	Months Since Last Record:	31
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the derogatory record from 31 months ago thanks	This derogatory record that you are in question about has been paid in full I have had Lexgition Law Firm trying to get this off my record I have letters that show that it has been paid, I have contacted the Cotton Wood Collection LLC and was told many times that they would take care of this it seems that this problem is not going away I have tried every thing I can think of to get rid of this even writing the credit bureau.
If you aren't working, where does your income for servicing this debt and your credit cards come from?	I receive two types of income from both are perment disabilty one is taxable the other is not one is for 1xxx.24 the othe is 2xxx.10 if will need the full amount I will provide to you.

Member Payment Dependent Notes Series 589413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589413	$1,000	$1,000	11.49%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589413. Member loan 589413 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Loranger International Corp.	Debt-to-income ratio:	16.02%
Length of employment:	7 years	Location:	San Jose, CA

Home town:
Current & past employers:	Loranger International Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,118.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 589416

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589416	$7,000	$7,000	10.75%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589416. Member loan 589416 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,145 / month
Current employer:	n/a	Debt-to-income ratio:	10.66%
Length of employment:	n/a	Location:	KANSAS CITY, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > The loan will help us combine two high interest credit card and a car loan into a single payment, that will help lower our monthly payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,804.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	Ford Motor Credit is 11.09% balance is $4500.00 Chase credit card is 24.24% " " $2,132.98

Member Payment Dependent Notes Series 589422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589422	$12,000	$12,000	16.82%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589422. Member loan 589422 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Winthrop University Hospital/CMA	Debt-to-income ratio:	21.67%
Length of employment:	< 1 year	Location:	Huntington, NY

Home town:
Current & past employers:	Winthrop University Hospital/CMA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Paying off 2 credit cards with very high APRS. They would not work with me. Borrower added on 09/30/10 > I need this loan to help pay off the credit card debt that I accrued due to very high APR on my credit cards. Im a college graduate with a bachelors degree, im hard working and have been in the health field for the past 3 1/2 years. I just recently moved, and have started a new stable job, as my previous job was stable as well. I pay all my bills on time, have never missed a payment. Im a very reliable borrower, and I appreciate anyones help. This loan will help me get debt free so I can pay everything faster.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,390.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Winthrop University Hospital/CMA and where did you work prior to that?	I am a patient coordinator/phlebotomist. Before that I worked at Sarasota Memorial Hospital for 3 1/2 years doing Patient Relations, and a Phlebotomist. I have a new job as I moved to be closer to family.

Member Payment Dependent Notes Series 589439

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589439	$3,250	$3,250	14.35%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589439. Member loan 589439 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$850 / month
Current employer:	ups	Debt-to-income ratio:	14.82%
Length of employment:	4 years	Location:	middlesex, NJ

Home town:
Current & past employers:	ups
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,709.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 589452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589452	$10,000	$10,000	15.21%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589452. Member loan 589452 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Washington Center For Dentistry	Debt-to-income ratio:	11.25%
Length of employment:	2 years	Location:	Rockville, MD

Home town:
Current & past employers:	Washington Center For Dentistry
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,935.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 589500

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589500	$9,250	$9,250	21.64%	1.00%	October 1, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589500. Member loan 589500 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,017 / month
Current employer:	McCabe Software	Debt-to-income ratio:	20.22%
Length of employment:	1 year	Location:	Wrentham, MA

Home town:
Current & past employers:	McCabe Software
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	34	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	36
Revolving Credit Balance:	$11,198.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Hi. No, my job and my property rental are my sources of income. My net income per month is $5400.
Hi! I suggest verifying your income with Lending Club, as it will greatly increase investor confidence. Good luck!	Hi. Thank you for the advice. I will try to have that done today. I am new to this site. Take care.
What do you do for McCabe Software (description and job title) and what did you do before you started work at McCabe?	Hi. I am the Controller for McCabe Software. I have been in the same industry for 10 years. I was a Controller at my previous company Vortech Technologies. Here is a brief job description: ??? Complete preparation and review of month-end close, Balance Sheet reconciliations, forecasts, and internal and external reporting packages for 4 business units in compliance with GAAP. ??? Perform month-end review of all contracts, work order billing and monitor compliance with large defense, aerospace and government contract administration. ??? Work with outside accounting firm to ensure appropriate revenue recognition under SFAS 97-2 on an annual basis. ??? Prepare cash, expense and revenue forecasts and tracked capital spending on a monthly basis. ??? Develop all forecasts and budgets - work with department managers to reach budgeted and forecasted goals. ??? Review sales commissions with CEO on a quarterly basis. ??? Responsible for full office administration (employee benefits, insurances, payroll, 401k and audits). ??? Manage banking relations for debt guidelines, term loans and revolving lines of credit. ??? Prepare year-end audit lead sheets, Balance Sheet reconciliations and roll-forwards for financial audits. ??? Mentor and train accounting staff of 6 employees and implement internal controls and processes. ??? Perform budget vs. actual vs. forecasted variance analysis on a monthly basis. ??? Prepare, review and file all Sales Tax Returns. ??? Proforma new business lines. ??? Weekly flash reporting
Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. platinum_marketing	Hi. I have forecasted to have the loan for 23 months. I chose the loan for 36 months to keep the payment down as precautionary risk management.
What was the nature of your delinquency three years ago?	I had a major health issue. In less than a year, I paid all the balances off.
Just FYI, LC will ignore unsolicited attempts to verify income.	Thanks.
I really want to help you but I need more information. Please have your profile finished. $7000 monthly is a lot of money why do you need the money, that is, what do you plan to do with it? why the inquiries in the last 7 months?	I have a legal case and a large settlement coming due in January of next year.

Member Payment Dependent Notes Series 589504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589504	$5,000	$5,000	15.21%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589504. Member loan 589504 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	The Hartford Insurance Company	Debt-to-income ratio:	13.09%
Length of employment:	10+ years	Location:	Weatogue, CT

Home town:
Current & past employers:	The Hartford Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	59
Revolving Credit Balance:	$3,414.00	Public Records On File:	1
Revolving Line Utilization:	39.10%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please explain the public record in your credit history? Also, what do you do at the insurance company?	The public record was due to a divorce. I've been employed at my current company for 25 years.In my current position I work in an Actuarial department as a Business Analyst.

Member Payment Dependent Notes Series 589515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589515	$8,000	$8,000	7.51%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589515. Member loan 589515 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Opnext, Inc	Debt-to-income ratio:	6.31%
Length of employment:	10+ years	Location:	Neptune, NJ

Home town:
Current & past employers:	Opnext, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	47
Revolving Credit Balance:	$10,408.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 589540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589540	$10,000	$10,000	17.56%	1.00%	October 5, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589540. Member loan 589540 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,300 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	24.78%
Length of employment:	10+ years	Location:	mojave, CA

Home town:
Current & past employers:	Los Angeles Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124,951.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1) what do you do for LAUSD? 2) How did you get so deeply in debt?	I am a teacher. We've had furlough days,and during my off-time, I broke my arm and my sick leave is used up.
How much are your monthly bills? Please itemize your $125,000 in revolving debt (list lenders, amounts, interest rates). How could you possibly get that much debt??	Most of that is on a home I own that is rented out.

Member Payment Dependent Notes Series 589544

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589544	$6,000	$6,000	10.75%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589544. Member loan 589544 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Adult Education City New Haven	Debt-to-income ratio:	20.47%
Length of employment:	7 years	Location:	WEST HAVEN, CT

Home town:
Current & past employers:	Adult Education City New Haven
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	19
Revolving Credit Balance:	$11,923.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 589554

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589554	$6,000	$6,000	10.38%	1.00%	October 5, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589554. Member loan 589554 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,308 / month
Current employer:	CAI Benefits, Inc.	Debt-to-income ratio:	4.38%
Length of employment:	6 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	CAI Benefits, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Personal Loan Borrower added on 09/29/10 > Personal Loan. Will be paying monthly. Will be paid on time. I have a steady job of 6 years. Always pay my bills on time Borrower added on 09/30/10 > Loan description to pay off some bills

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$197.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Will you be able to make the monthly payments of $128.61 on this loan? Wishing you well.	Yes I am able to pay the monthly fee of $128.61.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Yes I am married. We bring home combined $3,600 a month.
what is this for?	To pay some bills.
What do you do at CAI Benefits, Inc.?	I am a receptionist for a consultant and actuarial company.
Your revolving credit shows a balance of $197. Your loan request is for 6K. Please be specific, what bills will you be paying off and at what interest rate?	I did ask for a 6,000 loan. I really don't know what the $197 credit is that you are mentioning. I am trying to pay off some bills ( student loan, credit cards, etc.)
Your credit repot show an outstanding balance of $197 in credit cards, so after you pay this off, what bills are you paying off with the remaining $5803, please be specific	Yes I did pay off my credit cards yesterday. I do need the loan because I'm going to make a couple of purchases in the coming months. It's mostly stuff my family needs. The loan definetley will be paid every month. It probably will be paid before the five years.

Member Payment Dependent Notes Series 589601

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589601	$5,000	$5,000	10.75%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589601. Member loan 589601 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,039 / month
Current employer:	n/a	Debt-to-income ratio:	18.24%
Length of employment:	n/a	Location:	Cape Girardeau, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,423.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 589653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589653	$9,000	$9,000	7.14%	1.00%	October 5, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589653. Member loan 589653 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Conway Feed And Garden	Debt-to-income ratio:	24.14%
Length of employment:	3 years	Location:	Conway, SC

Home town:
Current & past employers:	Conway Feed And Garden
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > Loan will go to improve home office for furniture, fixtures, and equipment. I have always kept my accounts in good standing and look forward to doing business with you company. My job is very stable and I have slowly built clients of my own in small accounting practice in my home. I have nice budget for project. Borrower added on 09/29/10 > I plan to use funds to improve home and home office foe furniture, fixtures, and equipment.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$798.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 589733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589733	$12,000	$12,000	11.86%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589733. Member loan 589733 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Hamilton Co Sheriff Dept	Debt-to-income ratio:	12.52%
Length of employment:	10+ years	Location:	Cincinnati, OH

Home town:
Current & past employers:	Hamilton Co Sheriff Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > I am planning on paying bills off and fixing my sidewalks.and whatever delse I can do to improve my home. And I am pretty great at paying my bills.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,919.00	Public Records On File:	1
Revolving Line Utilization:	31.50%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Hamilton Co Sheriff Dept?	data entry in intake, book in inmates, do interviews with inmates, and enter their charges into national crime data base and also release inmates when their time has expired

Member Payment Dependent Notes Series 589755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589755	$3,500	$3,500	11.49%	1.00%	October 5, 2010	October 15, 2015	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589755. Member loan 589755 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Trinel Maintenance	Debt-to-income ratio:	4.56%
Length of employment:	< 1 year	Location:	LAMBERTVILLE, NJ

Home town:
Current & past employers:	Trinel Maintenance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/01/10 > I'm headed to Florida with friends to see Walt Disney World and Sea World. Never been there. I have excellent credit and clear titles to my house and auto. In addition to my job, I receive SSD, and also do electrical work on the side.

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$459.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Trinel Maintenance and where did you work prior to that?	I am a commercial cleaner, part time. Since I receive SSD, I have income limits. Previous to that I worked part time for three years at Franklin Instruments of Warminster, PA in a career position as an Electronic Engineering Technician, which I did for 25+ years.
How are you able to work and receive SSD? Are you on a "light-duty" assignment?	When on SSD, you are allowed to work part time, but have income limits. The work I do as a commercial cleaner isn't considered "light duty", but it involves only a few hours daily.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) No/0 2) I hold the Deed/single 3) HELoan/$65K/$400/mo. 4) $275,000 5) 15 years
Hi, What is your total monthly income with SSD included? Thanks, Ron	approx. $1800 - more if I get a side job.

Member Payment Dependent Notes Series 589786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589786	$7,750	$7,750	7.88%	1.00%	October 4, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589786. Member loan 589786 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,917 / month
Current employer:	dogbar	Debt-to-income ratio:	24.05%
Length of employment:	2 years	Location:	MIAMI, FL

Home town:
Current & past employers:	dogbar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > I plan to use these funds to pay off my debts. And i want to pay off this loan way before 3 years.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,049.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at dogbar, and where did you work prior to that?	I do the visual merchandising for them and before that i worked at limited brands for 4 years

Member Payment Dependent Notes Series 589815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589815	$7,200	$7,200	11.86%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589815. Member loan 589815 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Santa Clara, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > I need to do some home improvements and use the rest to purchase gifts for my grandchildren - Christmas is just around the corner

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1977	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 589816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589816	$2,500	$2,500	13.98%	1.00%	September 30, 2010	October 13, 2013	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589816. Member loan 589816 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	CenterPoint Energy	Debt-to-income ratio:	22.00%
Length of employment:	5 years	Location:	KATY, TX

Home town:
Current & past employers:	CenterPoint Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/29/10 > I am a high voltage electrician with stable employment. I appreciate the approval of the loan, its much needed. Thank You!

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,245.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you intend to use the loan for? Art	put off debt

Member Payment Dependent Notes Series 589858

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589858	$5,000	$5,000	13.61%	1.00%	October 5, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589858. Member loan 589858 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	Thompson Automotive	Debt-to-income ratio:	8.33%
Length of employment:	1 year	Location:	Tampa, FL

Home town:
Current & past employers:	Thompson Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/03/10 > I am looking to purchase a truck to haul the engines that I rebuild instead of using my car and small trailers. It would also be great for towing my boat....the car struggles with it, but that doesn't keep me from fishing!

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	50
Revolving Credit Balance:	$3,187.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
could you explain how u would use the truck and repay the loan?	I build engines and it would be useful to have a truck to haul engines and engine parts in.
what are your current fixed monthly expenses?	1500 on average
Can you please explain your last delinquency?	I am not aware of a delinquency but if you tell me what account it was I could give you a better answer.

Member Payment Dependent Notes Series 589860

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589860	$21,250	$21,250	15.95%	1.00%	September 30, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589860. Member loan 589860 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Temple Inland Container	Debt-to-income ratio:	16.92%
Length of employment:	3 years	Location:	LATHROP, CA

Home town:
Current & past employers:	Temple Inland Container
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,319.00	Public Records On File:	1
Revolving Line Utilization:	69.00%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Temple Inland Container?	Temple Inland Container is a box manufacturer and I am a customer service representative.
Could you please list the debts you are consolidating and their interest rates?	medical bills $9200 Credit Accounts $12500 - ranging in rates from 13.9% to 21.9%

Member Payment Dependent Notes Series 589923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589923	$1,800	$1,800	7.14%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589923. Member loan 589923 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SMITHSONIAN INSTITUTION (FEDERAL)	Debt-to-income ratio:	17.38%
Length of employment:	< 1 year	Location:	Alexandria , VA

Home town:
Current & past employers:	SMITHSONIAN INSTITUTION (FEDERAL)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > I'm using this Loan to help maintain my good credit rating and to catch up on some bills from relocating to a new city I plan to pay this loan off before time so my credit will improve.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,605.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the SMITHSONIAN INSTITUTION? Will you be changing employers when you move?	I do security at the Smithsonian I moved here from the Dallas/ Ft Worth area im here in Washington DC now this is my home now.

Member Payment Dependent Notes Series 589931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589931	$9,000	$9,000	14.84%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589931. Member loan 589931 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Consulting firm	Debt-to-income ratio:	8.14%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Consulting firm
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,374.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? What debt are you consolidate? Where are you employed? What do you do? How long have you been employed? How secure is your job? Did you submit income verification documentation?	The purpose of this loan is to refinance a high rate credit card debt. I have $8,300 on a citibank card. I do IT consulting in NYC and have been employed for 3+ years. My job is very secure as we have a backlog of consulting engagements in the pipeline. I have verified my income.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Currently owe $8,300 on a citibank credit card. The APR was switched in March to 29.99%. I called them since I've been a long time customer and they lowered it to 21.99% for 6 months. Currently the min payment is around $299 a month. I also have a student loan for 14,700 at 6.25%. This loan will only cover my credit card. I am not worried for now about my student loan since the interest rate is so low. I just pay the $150/month minimum on the student loan for now. I work for an IT consulting firm. I do software performance testing for Fortune 500 clients. I've been working there for 3 years now.
Has Lending Club Home Office Credit Review Team contacted you about verifying your income? If not contacted by Credit Review Team you should contact them. Just go to "Contact US" at the bottom of the page. Verifying your income will greatly increase your chances of getting the loan funded, and the speed of the funding.	They have not asked for any additional documentation. I assumed unless they need more info that they have verified my income. This is from the help: Do I need to verify my income? Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application.

Member Payment Dependent Notes Series 590035

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590035	$3,000	$3,000	11.86%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590035. Member loan 590035 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Technology Service Corporation	Debt-to-income ratio:	19.36%
Length of employment:	10+ years	Location:	Gaithersburg, MD

Home town:
Current & past employers:	Technology Service Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > Would like to be accepted for a loan Borrower added on 09/30/10 > Would like to be accepted for a loan

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	54
Revolving Credit Balance:	$9,718.00	Public Records On File:	1
Revolving Line Utilization:	79.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the delinquency on your record?	I had gone thru a divorce and could not make the payments in a timely manner.
what is the interest rate on the CC debt you plan to pay off?	39.5%

Member Payment Dependent Notes Series 590036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590036	$5,600	$5,600	14.84%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590036. Member loan 590036 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Red Bank Veterinary Hospital	Debt-to-income ratio:	14.04%
Length of employment:	3 years	Location:	Howell, NJ

Home town:
Current & past employers:	Red Bank Veterinary Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > I plan on using this money to help pay off a few debts and make some much needed car repairs. I have a very stable job where I have been given great opportunity to advance. I pay no rent and have little monthly expenses.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	27
Revolving Credit Balance:	$3,048.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 590043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590043	$4,000	$4,000	13.23%	1.00%	October 4, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590043. Member loan 590043 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	U S Dept of Commerce	Debt-to-income ratio:	16.59%
Length of employment:	2 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	U S Dept of Commerce
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1965	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,218.00	Public Records On File:	1
Revolving Line Utilization:	55.30%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 590099

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590099	$2,500	$2,500	11.49%	1.00%	October 4, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590099. Member loan 590099 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Experian	Debt-to-income ratio:	17.18%
Length of employment:	3 years	Location:	Lisle, IL

Home town:
Current & past employers:	Experian
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,478.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	The debt that I am trying to pay off is a Sears card that has interest rate that has accured after the 0 percent financing, as well as a similar finance deal through Wells Fargo. Both debts outstanding total $2,200. I am an Account Executive at Experian specializing in mid market accounts and consumer credit data and analytics

Member Payment Dependent Notes Series 590102

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590102	$20,000	$20,000	21.27%	1.00%	October 4, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590102. Member loan 590102 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	BAE Systems	Debt-to-income ratio:	9.39%
Length of employment:	3 years	Location:	Bonaire, GA

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > Thanks for your interest and I'm paying off credit cards from Chase bank (17,500) that are a high interest. My income is staedy, part of my income is retirement and I'm working for a government contractor.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,201.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I work with a few BAE guys (GDIT myself), what is your position with BAE?	Logistics Manager

Member Payment Dependent Notes Series 590129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590129	$5,000	$5,000	18.30%	1.00%	October 5, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590129. Member loan 590129 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	ZL Technologies, Inc.	Debt-to-income ratio:	2.33%
Length of employment:	4 years	Location:	San Jose, CA

Home town:
Current & past employers:	ZL Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,610.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What specifically is this loan for?	The loan is for home improvement. I have started my remodeling project, but the sudden unexpected items have become costly. This loan will help me greatly in finishing up the remodeling, so I can move into my new place.

Member Payment Dependent Notes Series 590159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590159	$7,000	$7,000	6.76%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590159. Member loan 590159 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	US Navy Norfolk Naval Shipyard /FMB 950	Debt-to-income ratio:	11.66%
Length of employment:	10+ years	Location:	Portsmouth, VA

Home town:
Current & past employers:	US Navy Norfolk Naval Shipyard /FMB 950
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > We shopped around for contractors for gutters and trim. We found an excellent contractor and he's started the work. We have full confidence in his company. I'm an E-6 in the Navy with 15 years in. I have a continuous income and an excellent credit score. Unfortunately my bank and credit union's loan rates were much higher. I look forward to doing business with you.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,165.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 590182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590182	$8,000	$8,000	7.51%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590182. Member loan 590182 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Mol America Inc.	Debt-to-income ratio:	9.97%
Length of employment:	2 years	Location:	NAPERVILLE, IL

Home town:
Current & past employers:	Mol America Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,292.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	Sure, $5300- Citicard balance @ 9.99% $2700- Discovercard balance @ 13.5%

Member Payment Dependent Notes Series 590199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590199	$5,000	$5,000	14.35%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590199. Member loan 590199 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	USMC	Debt-to-income ratio:	14.63%
Length of employment:	6 years	Location:	Port Royal, SC

Home town:
Current & past employers:	USMC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,425.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 590214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590214	$10,000	$10,000	15.95%	1.00%	September 30, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590214. Member loan 590214 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	dli	Debt-to-income ratio:	1.51%
Length of employment:	4 years	Location:	seaside, CA

Home town:
Current & past employers:	dli
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/28/10 > I hope, I recieve this money. Borrower added on 09/28/10 > thank you

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,591.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 590275

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590275	$10,000	$10,000	7.51%	1.00%	October 5, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590275. Member loan 590275 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Warren Hospital	Debt-to-income ratio:	8.30%
Length of employment:	4 years	Location:	BATH, PA

Home town:
Current & past employers:	Warren Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,028.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	Appox $11K @ 12.99% IR
Hello, what is your position at Warren Hospital?	System Analyst.
What will this loan be used for?	Pay off a Credit Card.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan?	1. Owe a credit card with approx. $11K balance. 12.99 IR, and $210 monthly.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Yes; Approx. $940 2. (A) 3. No 4. Approx $240K

Member Payment Dependent Notes Series 590278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590278	$4,000	$4,000	6.76%	1.00%	October 5, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590278. Member loan 590278 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,706 / month
Current employer:	Pinal County Adult Probation	Debt-to-income ratio:	3.27%
Length of employment:	2 years	Location:	Florence, AZ

Home town:
Current & past employers:	Pinal County Adult Probation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,193.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 590285

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590285	$6,000	$6,000	16.45%	1.00%	October 4, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590285. Member loan 590285 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,467 / month
Current employer:	Kollmorgen Electro-Optical	Debt-to-income ratio:	20.62%
Length of employment:	5 years	Location:	Springfield, MA

Home town:
Current & past employers:	Kollmorgen Electro-Optical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > Need to help consolidate debt

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,975.00	Public Records On File:	1
Revolving Line Utilization:	99.00%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 590329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590329	$4,325	$4,325	15.95%	1.00%	October 4, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590329. Member loan 590329 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,598 / month
Current employer:	delta airlines	Debt-to-income ratio:	21.61%
Length of employment:	10+ years	Location:	canton, MI

Home town:
Current & past employers:	delta airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > I plan to use these funds to finish a Kitchen project in my home. I have put up 17,800 and this loan will allow me to finish. I have been Employee as an Electrical Engineer with Delta Airlines for 25 years as of September 15th. I pay my bills on time and I have never been late on a mortgage or car payment and my credit is good.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,369.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 590346

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590346	$2,700	$2,700	10.75%	1.00%	October 5, 2010	October 14, 2013	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590346. Member loan 590346 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	School of Visual Arts	Debt-to-income ratio:	4.72%
Length of employment:	2 years	Location:	bron, NY

Home town:
Current & past employers:	School of Visual Arts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	39
Revolving Credit Balance:	$1,839.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	1900-19% 500-17% 275-22% The debt is rounded off the percent rate is accurate

Member Payment Dependent Notes Series 590467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590467	$5,000	$5,000	16.82%	1.00%	October 5, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590467. Member loan 590467 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Thermasource Cementing Inc	Debt-to-income ratio:	24.20%
Length of employment:	2 years	Location:	Woodland, CA

Home town:
Current & past employers:	Thermasource Cementing Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > This loan is to help my 10 month old grandson to have ear surgery. This will allow his mother( my daughter) to take time off to care for him.I appreciate your help in this regard.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,484.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are your current fixed monthly expenses?	Approx. 4500.00
Your description indicates you'll be using this money to take time off. How much time will you be taking off? Does your employer support this and will (s)he hold the job for you?	Thanks for asking I will not be taking time off of work, my daughter is the one to take time off to care for my grandson.

Member Payment Dependent Notes Series 590666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590666	$5,600	$5,600	11.12%	1.00%	October 5, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590666. Member loan 590666 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	bank of america	Debt-to-income ratio:	13.59%
Length of employment:	4 years	Location:	jersey city, NJ

Home town:
Current & past employers:	bank of america
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/01/10 > need funds to update home I share with my mother.

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	81
Revolving Credit Balance:	$8,792.00	Public Records On File:	1
Revolving Line Utilization:	30.50%	Months Since Last Record:	79
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your public record from 7 years ago. Was it a bankruptcy?	I am not sure of a public record seven years ago. My younger brother did get into an accident with a lease vehicle from Ford Motor. The insurance and monthly payment became too much so I returned the vehicle. I have made all payments to settle that debt.
What do you do in your job at bank of america?	I am a supervisor of a team of 11 within the Asset Services Department.
What is your position at BOA? What have you done since your Public Record (79 months ago) to ensure you don't get in that situation again? What is type of home improvements are you looking to have done (or do)? Do you intend to pay off the loan in 36 months or sooner? Thank you!	During the last 3-5 years I have paid all my bills on time and paid all my outstanding debt. I have been very diligent with all my bills. Need the funding to help update the kitchen. I intend to pay off the loan before the 36 months.
Please explain the reason for the delinquency and public record.	I had bought an older house for my daughter and I. Unfortunately the boiler broken and had to be replaced. The basement was also flooding so that had to be fixed. I did not have the money for my expenses, so I feel behind on my bills. My brother was in an accident with my vehicle. My insurance premiums increased, so I was no longer able to afford the vehicle. I work very hard to pay off all my debts and all my public records have been satisfied in full.

Member Payment Dependent Notes Series 590879

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590879	$3,000	$3,000	6.76%	1.00%	October 5, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590879. Member loan 590879 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Ketch Courtyard Condominiums	Debt-to-income ratio:	1.68%
Length of employment:	4 years	Location:	Fernandina Beach, FL

Home town:
Current & past employers:	Ketch Courtyard Condominiums
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,062.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ketch Courtyard Condominiums?	I am the grounds manager meaning mowing, trimming, keeping the grounds clean, painting and repairs. My wife manages the office. We are on site managers meaning that we live here.

Member Payment Dependent Notes Series 591087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591087	$5,000	$5,000	13.98%	1.00%	October 5, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591087. Member loan 591087 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	TOFT DAIRY INC	Debt-to-income ratio:	23.13%
Length of employment:	5 years	Location:	COLUMBUS, OH

Home town:
Current & past employers:	TOFT DAIRY INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,300.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for TOFT DAIRY INC?	I am a sales rep in the central Ohio region, specializing in frozen desserts and fluid manufacturing.

Member Payment Dependent Notes Series 591178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591178	$6,000	$6,000	11.86%	1.00%	October 5, 2010	October 16, 2013	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591178. Member loan 591178 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Bank of Oklahoma	Debt-to-income ratio:	12.98%
Length of employment:	4 years	Location:	tulsa, OK

Home town:
Current & past employers:	Bank of Oklahoma
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,028.00	Public Records On File:	1
Revolving Line Utilization:	93.70%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	Lowes Visa - $3,000 - 22.99% GE visa - $1,500 - 23.99% Chase - $1,245 - 29.99%
Why the Cgapter 7 Personal (or Chapter 11 Business) Asset Liquidation Bankrupycy filing 96-months ago? a-n-d What was filings final disposition?	The chapter 7 was discharged. It was a result of my wife's failed business that I financed personally. We lost our two largest customers causing us to have cash flow issues.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Value Estimate Range: $523,800 Mortgage Balance: $458,000
Hello, What is your position at the Bank of Oklahoma? What are your total monthly expenses? Do you have a savings account/emergency fund? Are you financing another business for your wife or is she now working for someone else? Thank you!	No, I am not financing another business. Yes I have an emergency fund.

Member Payment Dependent Notes Series 591397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591397	$5,000	$5,000	18.30%	1.00%	October 5, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591397. Member loan 591397 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,673 / month
Current employer:	NYS DCJS	Debt-to-income ratio:	12.35%
Length of employment:	3 years	Location:	Alplaus, NY

Home town:
Current & past employers:	NYS DCJS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > Debt Consolidation to pay off higher interest credit

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,255.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.Home was recently appraise at $300,000, mortgage is approximately $80000

Member Payment Dependent Notes Series 591472

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591472	$2,000	$2,000	14.72%	1.00%	October 5, 2010	October 16, 2013	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591472. Member loan 591472 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Ace Info Solutions	Debt-to-income ratio:	15.30%
Length of employment:	< 1 year	Location:	College Park, MD

Home town:
Current & past employers:	Ace Info Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > i very much need this loan to fix window problems i have in my new home. Borrower added on 10/03/10 > the home is over 50 years old. Well taken care of but needs some TLC in some areas. I am short on funds right now, but need the get some windows repaired fro the coming winter. I have a steady job.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	2
Revolving Credit Balance:	$742.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Ace Info Solutions and where did you work prior to that?	I am a sharepoint administrator. Previous to that i was also a sharepoint admin working at DHS for lockheed martin

Member Payment Dependent Notes Series 591571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591571	$8,000	$8,000	13.98%	1.00%	October 5, 2010	October 16, 2013	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591571. Member loan 591571 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	Miami ARTCC	Debt-to-income ratio:	15.04%
Length of employment:	10+ years	Location:	Weston, FL

Home town:
Current & past employers:	Miami ARTCC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$118,632.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Miami ARTCC?	Type your answer here.Air traffic control
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.$25,000 on the mortgage and $70,000 on the HELOC. The home appraised at $170,000 9 months ago

Member Payment Dependent Notes Series 591683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591683	$13,000	$13,000	13.98%	1.00%	October 5, 2010	October 17, 2013	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591683. Member loan 591683 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Cintas Corporation	Debt-to-income ratio:	19.72%
Length of employment:	3 years	Location:	mason, OH

Home town:
Current & past employers:	Cintas Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/03/10 > Responsible 28 year old professional needs the loan to pay credit cards and repay the loan in three years or less.

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,571.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cintas Corporation?	Import/export and global logistics for the movement of garments/products from all over the world .

Member Payment Dependent Notes Series 591725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591725	$10,000	$10,000	11.12%	1.00%	October 5, 2010	October 17, 2013	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591725. Member loan 591725 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Adhesive Products, inc	Debt-to-income ratio:	5.49%
Length of employment:	9 years	Location:	El Cerrito, CA

Home town:
Current & past employers:	Adhesive Products, inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/03/10 > Back in 2004, I applied for a high interest personal loan to help a sick relative only because I am the only one with a good credit rating that could help her. But when she passed away suddenly, I was left saddled with the loan because her kids didn't want to help me. It was a tough time for me as it significantly affected my credit profile. But I managed not only to pay it regularly for six years but also to re-build my credit profile to a good level. I really don't want to apply for another loan but the high interest rate of my current loan really made me reconsider. If my loan here is approved, I would pay off that debt early and will save money in the process. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,903.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Adhesive Products, inc?	Hello, I am the chemist in charge of the laboratory. My responsibilties include R&D and technical support as well raw material procurements.
Hello. What is the interest rate on the loan you wish to pay off with this loan? Wishing you well.	Currently its at 26% which is why I am applying for this so I can save some money by lowering my interest rate. Thank you for your consideration.
Hi, I am interested in funding your loan. Can you please list your total credit card debt amount? And what is the amount of your personal loan debt? Thanks, Ron	Thank you for your interest in funding my loan. I currently have about $4000 in credit card debt and the balance on my personal loan is still about $6500. I really just want to get rid of the high interest (26%) personal loan and use some of the money to lower my credit card debt as well .

Member Payment Dependent Notes Series 591747

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591747	$5,000	$5,000	15.21%	1.00%	October 5, 2010	October 17, 2015	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591747. Member loan 591747 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	CareSource Nursing	Debt-to-income ratio:	21.33%
Length of employment:	3 years	Location:	Parkville, MD

Home town:
Current & past employers:	CareSource Nursing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/03/10 > I am a Registered Nurse and I need this money to help pay for my upcoming wedding. Thanks for considering to help me!

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,320.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CareSource Nursing?	I am a Registered Nurse, I work in different hospitals providing care to patients.

Prospectus Supplement (Sales Report) No. 10 dated October 5, 2010